AARP INVESTMENT PROGRAM FROM SCUDDER

                           AARP Cash Investment Funds:
                          AARP HIGH QUALITY MONEY FUND

                               AARP Income Trust:
                        AARP GNMA and U.S. TREASURY FUND
                           AARP HIGH QUALITY BOND FUND


                          AARP Tax Free Income Trust:
                      AARP HIGH QUALITY TAX FREE MONEY FUND
                     AARP INSURED TAX FREE GENERAL BOND FUND

                               AARP Growth Trust:
                        AARP BALANCED STOCK AND BOND FUND
                           AARP GROWTH AND INCOME FUND
                             AARP GLOBAL GROWTH FUND
                            AARP CAPITAL GROWTH FUND






--------------------------------------------------------------------------------


                       STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 1996

                           As Revised October 1, 1996




--------------------------------------------------------------------------------

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the combined Prospectus for all nine of the above Funds, dated February 1, 1996, as amended from time to time, copies of which may be obtained without charge by writing to the AARP INVESTMENT PROGRAM FROM SCUDDER, P.O. Box 2540, Boston, Massachusetts 02208-2540 or by calling 1-800-253-2277.


                                                   TABLE OF CONTENTS
                                                                                                                   Page
AARP INVESTMENT PROGRAM FROM SCUDDER..................................................................................1
         Summary of Advantages and Benefits...........................................................................1

THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES.........................................................................3
         AARP Money Funds.............................................................................................3
         AARP Income Funds............................................................................................6
         AARP Insured Tax Free Income Fund............................................................................8
         AARP Growth Funds...........................................................................................11
         Special Investment Policies of the AARP Funds...............................................................13
         General Investment Policies of the AARP Funds...............................................................27
         Investment Restrictions.....................................................................................27

PURCHASES............................................................................................................32
         General Information.........................................................................................32
         Checks......................................................................................................32
         Share Price.................................................................................................33
         Share Certificates..........................................................................................33
         Direct Deposit Program......................................................................................33
         Wire Transfers..............................................................................................33
         Holidays....................................................................................................33
         Other Information...........................................................................................33

REDEMPTIONS..........................................................................................................34
         General Information.........................................................................................34
         Redemption by Telephone.....................................................................................34
         Redemption by Mail or Fax...................................................................................35
         Redemption by Checkwriting..................................................................................36
         Redemption-in-Kind..........................................................................................36
         Other Information...........................................................................................36

EXCHANGES............................................................................................................37

TRANSACT BY PHONE....................................................................................................37
         Purchasing Shares by Transact by Phone......................................................................38
         Redeeming Shares by Transact by Phone.......................................................................38

FEATURES AND SERVICES OFFERED BY THE FUNDS...........................................................................38
         Automatic Dividend Reinvestment.............................................................................38
         Distributions Direct........................................................................................38
         Reports to Shareholders.....................................................................................39
         Consolidated Statements.....................................................................................39

RETIREMENT PLANS.....................................................................................................39
         AARP No-Fee Individual Retirement Account ("AARP No-Fee IRA")...............................................39
         AARP Keogh Plan.............................................................................................40

OTHER PLANS..........................................................................................................41
         Automatic Investment........................................................................................41
         Automatic Withdrawal Plan...................................................................................41
         Direct Payment of Regular Fixed Bills.......................................................................42

DIVIDENDS AND YIELD..................................................................................................42
         Performance Information: Computation of Yields and Total Return.............................................43

TRUST ORGANIZATION...................................................................................................48

                                       i

MANAGEMENT OF THE FUNDS..............................................................................................49
         Personal Investments by Employees of Scudder................................................................53

TRUSTEES AND OFFICERS................................................................................................53

REMUNERATION.........................................................................................................57

DISTRIBUTOR..........................................................................................................59

TAXES 59

BROKERAGE AND PORTFOLIO TURNOVER.....................................................................................63
         Brokerage Commissions.......................................................................................63
         Portfolio Turnover..........................................................................................65

NET ASSET VALUE......................................................................................................65
         AARP Money Funds............................................................................................65
         AARP Non-Money Market Funds.................................................................................65

ADDITIONAL INFORMATION...............................................................................................66
         Experts.....................................................................................................66
         Shareholder Indemnification.................................................................................67
         Ratings of Corporate Bonds..................................................................................67
         Ratings of Commercial Paper.................................................................................67
         Ratings of Municipal Bonds..................................................................................68
         Other Information...........................................................................................68
         Tax-Exempt Income vs. Taxable Income........................................................................69

FINANCIAL STATEMENTS.................................................................................................70

                      AARP INVESTMENT PROGRAM FROM SCUDDER

         The AARP Investment Program from Scudder (the "Program") was developed by the American Association of Retired Persons ("AARP") to provide an array of conservatively managed investment options for its members. Today's financial markets present an enormous, ever-changing selection of investments suited for investors with varying needs. AARP, a non-profit organization dedicated to improving the quality of life, independence and dignity of older people, has undertaken to help its members by designing an investment program which attempts to satisfy the investment and retirement planning needs of most of its members, whether they be experienced investors or savers who have never invested at all. As with any program with the "AARP" name, the Program includes special benefits as described in the combined prospectus for the four Trusts, dated February 1, 1996 (the "Prospectus"). AARP endorses this program which was developed with the assistance of Scudder, Stevens & Clark, Inc. ("the Fund Manager" or "Scudder"), a firm with over 75 years of investment counseling and management experience. Scudder, Stevens & Clark, Inc. was selected after an extensive search among qualified candidates, and provides the Program with continuous and conservative professional investment management. (See "MANAGEMENT OF THE FUNDS.")

         The Program consists of four Trusts - AARP Cash Investment Funds, AARP Income Trust, AARP Tax Free Income Trust, and AARP Growth Trust (the "Trusts"). Each of the Trusts is an open-end, management investment company authorized to issue its shares of beneficial interest in separate series ("the AARP Funds"). A total of nine diversified Funds are currently offered by the four Trusts. The differing investment objectives of the nine Funds in the Program provide AARP members with a variety of sensible investment alternatives, and by matching their own objectives with those of the different AARP Funds, AARP members may design an investment program to meet their personal needs. Not all your money is the same. There is short-term money, for example money needed for your regular budgeting and for emergencies, and there is money which can be invested for the longer term. It is generally thought that three months of income/expenses should be set aside in a savings account or money market fund to cover short-term needs. The Program is designed to offer alternatives to keeping all of your money in short-term fixed price investments like money market funds, insured short-term savings accounts and insured six-month certificates of deposit. The AARP Money Funds provide a taxable and a tax free alternative for short-term monies and the AARP Income Funds, the AARP Insured Tax Free General Bond Fund and the AARP Growth Funds provide a range of choices for longer term investment dollars.

         The Program includes functions performed by AARP Member Services; the AARP Funds; Scudder Investor Services, Inc., the AARP Funds' "underwriter"; Scudder Service Corporation ("SSC"), the AARP Funds' "transfer agent"; and Brown Brothers Harriman & Co. and State Street Bank and Trust Company, the AARP Funds' "custodians."

Summary of Advantages and Benefits

o Experienced Professional Management: Scudder, Stevens & Clark, Inc., investment counsel since 1919 and mutual Fund managers since 1928, provides investment advice to the Funds.

o    AARP's   Commitment:   the  Program  was   designed   with  AARP's   active
     participation to provide strong ongoing representation of the members' interests and to help ensure a high level of service.

o Wide Selection of Investment Objectives: you can emphasize money market returns and liquidity, income, tax-free income, growth, or any combination.

o Diversification: you benefit from investing in one or more large portfolios of carefully selected securities.

o $500 Minimum Starting Investment for Eight of the Funds ($2,500 Minimum Starting Investment in AARP High Quality Tax Free Money Fund, $250 Minimum Starting Investment for AARP IRA and Keogh Plan Accounts): you may make additional investments in any amount at any time.

o No Sales Commissions: the AARP Funds are pure no-load(TM), so you pay no sales charges to purchase, transfer or redeem shares nor do you pay Rule 12b-1 fees.

o Investment Flexibility and Exchange: you may exchange among the nine AARP Funds in the Program at any time without charge.

o Dividends: the AARP Money Funds, the AARP Income Funds, and the AARP Insured Tax Free Income Fund all pay dividends monthly, the AARP Balanced Stock and Bond Fund and the AARP Growth and Income Fund are expected to pay dividends quarterly and the AARP Global Growth Fund and the AARP Capital Growth Fund pay dividends, if any, annually.

o Automatic Dividend Reinvestment: you may receive dividends by check or arrange to have them automatically reinvested.

o Readily Available Account, Price, Yield and Total Return Information: the yield for the AARP Money Funds is quoted weekly and the net asset value of each other Fund is quoted daily in the financial pages of leading newspapers. You may also dial our automated Easy-Access Line, toll-free, 1-800-631-4636 for recorded account information, share price, yield and total return information, 7 days a week.

o Convenience and Efficiency: simplified investment procedures save you time and help your money work harder for you.

o Liquidity: on any business day (subject to a 7 day waiting period for investment checks to clear), you may request redemption of your shares at the next determined net asset value, and, in the case of the AARP Money Funds, you may elect free Checkwriting and write checks for $100 or more on your account to make payments to any person or business.

o Direct Deposit Program: you may have your Social Security or other checks from the U.S. Government or any other regular income checks, such as pension, dividend, interest, and even payroll checks automatically deposited directly to your account.

o Automatic Withdrawal Plan: with a minimum qualifying balance of $10,000 in one AARP Fund, you may arrange to receive monthly, quarterly or periodic checks from your account for any designated amount of $50 or more.

o Direct Payment of Regular Fixed Bills: with a minimum qualifying balance of $10,000 in one AARP Fund, you may arrange to have your regular fixed bills that are of fixed amounts, such as rent, mortgage, or other payments of $50 or more sent directly from your account at the end of the month.

o    Personal   Service  and   Information:   professionally   trained   service
     representatives help you whenever you have questions through our toll-free number, 1-800-253-2277.

o Consolidated Statements: in addition to receiving a confirmation statement of each transaction in your account, you receive, without extra charge, a convenient monthly consolidated statement. (Retirement Plan statements are mailed quarterly.) This statement contains the market value of all your holdings and a complete listing of your transactions for the statement period.

o Shareholder Handbook: the Shareholder Handbook was created to help answer many of the questions you may have about investing in the Program.

o IRA Shareholder Handbook: The IRA Shareholder Handbook was created to help answer many of the questions you may have about investing in the no-fee AARP IRA.

o A Glossary of Investment Terms: the Glossary defines commonly used financial and investment terms.

o Newsletter: every month, shareholders receive our newsletter, Financial Focus (retirement plan shareholders receive a special edition of Financial Focus on a quarterly basis) which is designed to help keep you up to date on economic and investment developments, and any new financial services and features of the Program.

         This Statement of Additional Information supplements the Prospectus, and provides more detailed information about the Trusts and the Funds.

                  THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES

AARP Money Funds

         (See "AARP High Quality Money Fund," "AARP High Quality Tax Free Money Fund," "INVESTMENT OBJECTIVES AND POLICIES," and "OTHER INVESTMENT POLICIES AND RISK FACTORS" in the Prospectus.)

         The AARP Funds offer a choice of a taxable and a tax free money fund for small savers, big savers and people looking for a way to invest. People who earn a relatively low interest rate in an insured bank savings account, who have to make withdrawals or deposits in person or whose money isn't easily accessible may find that the AARP Money Funds can help.

         AARP High Quality Money Fund. The AARP High Quality Money Fund is a separate series of AARP Cash Investment Funds and is the only Fund currently offered by that Trust. Additional series of the Trust may be offered in the future. From investments in high quality securities, the Fund is designed to provide current income. The Fund also seeks to maintain stability and safety of principal while offering liquidity. The Fund seeks to maintain a constant net asset value of $1.00 per share. There may be circumstances under which this goal cannot be achieved. The Fund invests in securities with remaining maturities of 397 calendar days or less, except in the case of U.S. Government securities which may have maturities of up to 762 calendar days. The average dollar-weighted maturity of its investments is 90 days or less. The investment policies and restrictions of the Fund are described as follows:

         To provide safety and liquidity, the investments of the AARP High Quality Money Fund are limited to those that at the time of purchase are rated, or judged by the Fund Manager to be the equivalent of those rated, within the two highest credit ratings ("high quality instruments") by one or more rating agencies such as: Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P") or Fitch Investors Service ("Fitch"). In addition, the Fund Manager seeks through its own credit analysis to limit investments to high-quality instruments presenting minimal credit risks. If a security ceases to be rated or is downgraded below the second highest quality rating indicated above, the Fund will promptly dispose of the security, unless the Trustees determine that continuing to hold such security is in the best interests of the Fund.
Generally, the Fund will invest in securities rated in the highest quality rating by at least two of these rating agencies.

         Securities eligible for investment by the Fund include "first tier securities" and "second tier securities." "First tier securities" are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the highest category by at least two rating services (or by one rating service, if no other rating service has issued a rating with respect to that security). Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as "second tier securities." To ensure diversity of the Fund's investments, as a matter of non-fundamental policy the Fund will not invest more than 5% of its total assets in the securities of a single issuer, other than the U.S. Government. The Fund may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the Fund may not make more than one such investment at any time. The Fund may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Fund. Further, the Fund may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the Fund.

         The Fund purchases high quality short-term securities consisting of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; obligations of supranational organizations such as the International Bank for Reconstruction and Development (the World Bank); obligations of domestic banks and their foreign branches, including bankers' acceptances, certificates of deposit, deposit notes and time deposits; obligations of savings and loan institutions; instruments whose credit has been enhanced by: banks (letters of credit), insurance companies (surety bonds), or other corporate entities (corporate guarantees); corporate obligations, including commercial paper, notes, bonds, loans and loan participations; securities with variable or floating interest rates; asset-backed securities, including certificates, participations and notes; municipal securities including notes, bonds and participation interests, either taxable or tax-free, as described in more detail for the AARP High Quality Tax Free Money Fund;

securities with put features; and repurchase agreements. The Fund may hold cash, which does not earn interest, to facilitate stabilizing its net asset value per share and for liquidity purposes.

         Commercial paper at the time of purchase will be rated, or judged by the Fund Manager under the supervision of the Trustees, to be the equivalent of securities rated, A-1 or higher by S&P, Prime-1 or higher by Moody's or F-1 or higher by Fitch. Investments in other corporate obligations, such as bonds or notes, will be limited to securities rated, or judged by the Fund Manager to be the equivalent of securities rated, AA or higher by S&P or Fitch or Aa or higher by Moody's. Obligations which are the subject of repurchase agreements will be limited to those of the type described above. Shares of this Fund are not insured or guaranteed by the U.S. Government.

         The Fund may invest in certificates of deposit and bankers' acceptances of large domestic banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion) and their foreign branches and of smaller banks as described below. These as well as all other investments of the Fund must be U.S. dollar denominated. The Fund will not invest in certificates of deposit or bankers' acceptances of foreign banks without additional consideration by and the approval of the Trustees of the Trust. Although the Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness.

         Investment in certificates of deposit and bankers' acceptances issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in obligations issued by domestic banks. Such investment risks include the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

         The Fund may also invest in certificates of deposit issued by banks which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Fund's net assets (taken at current value) are invested in certificates of deposit and bankers' acceptances of banks having total assets not in excess of $1 billion.

         The Fund may enter into repurchase agreements with member banks of the Federal Reserve System whose creditworthiness has been determined by the Fund Manager to be equal to that of issuers of commercial paper rated within the two highest grades. See "Repurchase Agreements" under "Special Investment Policies of the AARP Funds."

         AARP High Quality Tax Free Money Fund. The AARP High Quality Tax Free Money Fund is a separate series of AARP Tax Free Income Trust. From investments in high quality municipal securities, the Fund is designed to provide current income free from federal income taxes. The Fund also seeks to maintain stability and safety of principal, while offering liquidity. The Fund seeks to maintain a constant net asset value of $1.00 per share. There may be circumstances under which this goal cannot be achieved. Such securities may mature no more than 397 calendar days or less from the date the purchase is expected to be settled by the Fund, with a weighted average maturity of 90 days or less.

         The Fund will invest in municipal securities which are rated at the time of purchase within the two highest quality ratings of rating agencies such as: Fitch--AAA and AA, F1 and F2, or Moody's--Aaa and Aa, or within Moody's short-term municipal obligations top ratings of MIG 1 and MIG 2 and P1, or S&P--AAA/AA and SP1+/SP1, A1+ and A1--all in such proportions as management will determine. Securities must be so rated by at least two agencies or by at least one, if only one has rated the security. Generally, the Fund will invest in securities rated in the highest quality rating by at least two of these rating agencies. In some cases, short-term municipal obligations are rated using the same categories as are used for corporate obligations. In addition, unrated municipal securities will be considered as being within the foregoing quality ratings if other equal or junior municipal securities of the same issuer are rated and their ratings are within the foregoing ratings of Fitch, Moody's or S&P. The Fund may also invest in municipal securities which are unrated if, in the opinion of the Fund Manager, such securities possess creditworthiness comparable to those rated securities in which the Fund may invest. For a description of ratings, please see "Additional Information." Shares of this Fund are not insured or guaranteed by the U.S. Government.

         Subsequent to its purchase by the AARP High Quality Tax Free Money Fund, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. The Fund will dispose of any such security unless the Board of Trustees of the Fund determines that such disposal would not be in the best interests of the Fund.

         As a fundamental policy, under normal circumstances, at least 80% of the net assets of AARP High Quality Tax Free Money Fund will be invested in tax-exempt securities. Although the Fund normally intends to ensure that all income to shareholders will be exempt from federal income tax, there can be no assurance that this goal will be achieved or that income to shareholders which is federally tax exempt will be exempt from state and local taxes.

         From time to time on a temporary basis or for defensive purposes, the Fund may, subject to its investment restrictions, hold cash and invest in taxable investments consisting of: (1) other obligations issued by or on behalf of municipal or corporate issuers; (2) U.S. Treasury notes, bills and bonds; (3) obligations of agencies and instrumentalities of the U.S. Government; (4) money market instruments, such as domestic bank certificates of deposit, finance company and corporate commercial paper, and banker's acceptances; and (5) repurchase agreements (agreements under which the seller agrees at the time of sale to repurchase the security at an agreed time and price) with respect to any of the obligations which the Fund is permitted to purchase. The Fund will not invest in instruments issued by banks or savings and loan associations unless at the time of investment such issuers have total assets in excess of $1 billion (as of the date of their most recently published financial statements). Commercial paper investments will be limited to commercial paper rated A1+ and A1 by S&P, Prime 1 by Moody's or F-1 by Fitch. The Fund may hold cash or invest temporarily in taxable investments due, for example, to market conditions or pending investment of proceeds of subscriptions for shares of the Fund or proceeds from the sale of portfolio securities or in anticipation of redemptions. However, the Fund expects to invest such proceeds in municipal securities as soon as practicable. Interest income from temporary investments may be taxable to shareholders as ordinary income.

         Maintenance of Constant Net Asset Value Per Share. The Trustees of AARP High Quality Money Fund and AARP High Quality Tax Free Money Fund have determined that it is in the best interests of the Funds and their shareholders to maintain the net asset value of the Funds' shares at a constant $1.00 per share. In order to facilitate the maintenance of a constant $1.00 net asset value per share, the AARP High Quality Money Fund and the AARP High Quality Tax Free Money Fund operate in accordance with a rule of the Securities and Exchange Commission (the "SEC"). In accordance with that rule, the assets of the Funds consist entirely of cash, cash items, and high quality U.S. dollar-denominated investments which have minimal credit risks and which have a remaining maturity date of not more than 397 days from date of purchase (except that the AARP High Quality Money Fund may invest in U.S. Government securities having maturities of up to 762 days). The average dollar-weighted maturity of each Fund is varied according to money market conditions, but may not exceed 90 days. The maturity of a portfolio security shall be the period remaining until the date stated in the security for payment of principal or such earlier date as it is called for redemption, except that a shorter period shall be used for Variable and Floating Rate Instruments in accordance with and subject to the conditions contained in the Rule.

         The Trustees have established procedures reasonably designed to stabilize the price per share of the Funds at $1.00, as computed for the purposes of sales, repurchases and redemptions, taking into account current market conditions and each Fund's investment objectives. Such procedures, which the Trustees review annually, include specific requirements designed to assure that issuers of the Funds' securities continue to meet high standards of creditworthiness. The procedures also establish certain requirements concerning the quality and maturity of the Fund's investments. Finally, the procedures require the determination, at such intervals as the Trustees deem appropriate and reasonable, of the extent, if any, to which a Fund's net asset value calculated by using available market quotations deviates from $1.00 per share. Market quotations and market equivalents used in making such determinations may be obtained from an independent pricing service approved by the Trustees. Such determinations will be reviewed periodically by the Trustees.

         If at any time it is determined that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders of a Fund, certain corrective actions may be taken, including selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00 the Trustees have the authority (1) to reduce the number of outstanding shares of a Fund on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends. The Funds may hold cash for the purpose of stabilizing their net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the shares of the Funds.

         The net income of the Funds is declared as dividends to shareholders daily and distributed monthly in shares of the Funds unless payment is requested in cash.

AARP Income Funds

         (See "AARP GNMA and U.S. Treasury Fund," "AARP High Quality Bond Fund," "INVESTMENT OBJECTIVES AND POLICIES," and "OTHER INVESTMENT POLICIES AND RISK FACTORS" in the Prospectus.) Each of the Funds seeks to earn a high level of income consistent with its investment policies.

         AARP GNMA and U.S. Treasury Fund. AARP GNMA and U.S. Treasury Fund is designed for investors who are seeking high current income from high quality securities and who wish to receive a degree of protection from bond market price risk. The Fund's investment objective is to produce a high level of current income and to keep the price of its shares more stable than that of a long-term bond. The Fund pursues this objective by investing principally in U.S. Government-guaranteed GNMA securities and U.S. Treasury obligations. The Fund has been designed with the conservative, safety-conscious investor in mind. Of the two funds in the AARP Income Trust, the AARP GNMA and U.S. Treasury Fund is the more conservative choice. Although past performance is no guarantee of future performance, historically, this Fund offers higher yields than such short-term investments as insured savings accounts, insured six month certificates of deposit and fixed-price money market funds.

         The Fund invests in U.S. Treasury bills, notes and bonds; other securities issued or backed by the full faith and credit of the U.S. Government, including, but not limited to, Government National Mortgage Association ("GNMA") mortgage-backed securities, Merchant Marine Bonds guaranteed by the Maritime Administration and obligations of the Export-Import Bank; financial futures contracts with respect to such securities; options on either such securities or such financial futures contracts; and bank repurchase agreements. At least 65% of the Fund's net assets will be directly invested in U.S. Treasury obligations, including GNMA's. The Fund will make long-term investments but will also attempt to dampen its price variability in comparison to that of a long-term bond by including short-term U.S. Treasury securities in its portfolio. The Fund may also utilize hedging techniques involving limited use of financial futures contracts and the purchase and writing (selling) of put and call options on such contracts. Under certain market conditions, these strategies may reduce current income. At any time the Fund may have a substantial portion of its assets in securities of a particular type or maturity. The Fund may also write covered call options on portfolio securities and purchase "when-issued" securities.

         GNMA Mortgage-Backed Securities ("GNMAs"). GNMAs are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration
(FHA) or guaranteed by the Veterans Administration (VA). A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, a Government corporation within the U.S. Department of Housing and Urban Development, the timely payment of interest and principal is guaranteed by the full faith and credit of the United States Government. This is not, however, a guarantee related to the Fund's yield or the value of your investment principal.

         As mortgage-backed securities, GNMAs differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. GNMAs are called "pass-through" securities because both interest and principal payments including prepayments are passed through to the holder of the security (in this case, the Fund).

         The payment of principal on the underlying mortgages may exceed the minimum required by the schedule of payments for the mortgages. Such prepayments are made at the option of the mortgagors for a wide variety of reasons reflecting their individual circumstances and may involve capital losses if the mortgages were purchased at a premium. For example, mortgagors may speed up the rate at which they prepay their mortgages when interest rates decline sufficiently to encourage refinancing. The Fund, when such prepayments are passed through to it, may be able to reinvest them only at a lower rate of interest. The Fund Manager, in determining the attractiveness of GNMAs relative to alternative fixed-income securities, and in choosing specific GNMA issues, will have made assumptions as to the likely speed of prepayment. Actual experience may vary from this assumption resulting in a higher or lower investment return than anticipated.

         Some investors may view the Fund as an alternative to a bank certificate of deposit (CD). While an investment in the Fund is not federally insured, and there is no guarantee of price stability, an investment in the Fund--unlike a CD--is not locked away for any period, may be redeemed at any time without incurring early withdrawal penalties, and may provide a higher yield.

         AARP High Quality Bond Fund. Consistent with investments primarily in high quality securities, the Fund seeks to provide a high level of income and to keep the value of its shares more stable than that of a long-term bond. By including short- and medium-term bonds in its portfolio, the Fund seeks to offer less share price volatility than long-term bonds or many long-term bond funds, although its yield may be lower. Due to the greater market price risk of its securities, the Fund may have a more variable share price than the AARP GNMA and U.S. Treasury Fund. It is also possible that the Fund may provide a higher level of income than the AARP GNMA and U.S.
Treasury Fund.

         This Fund intends under normal circumstances to have at least 65% of its total assets invested in bonds which include corporate notes and bonds including high-yield issues convertible into common stock. It may also purchase any investments eligible for the AARP GNMA and U.S. Treasury Fund as well as obligations of federal agencies that are not backed by the full faith and credit of the U.S. Government, such as obligations of Federal Home Loan Bank, Farm Credit Banks and the Federal Home Loan Mortgage Corporation. In addition, it may purchase obligations of international agencies such as the International Bank for Reconstruction and Development, the Inter-American Development Bank and the Asian Development Bank. Other eligible investments include U.S. dollar-denominated foreign debt securities (such as U.S. dollar denominated debt securities issued by the Dominion of Canada and its provinces), mortgage-backed and other asset-backed securities, and money market instruments such as commercial paper, bankers' acceptances and certificates of deposit issued by domestic and foreign branches of U.S. banks. The Fund invests in a broad range of short-, intermediate-, and long-term securities. Proportions among maturities and types of securities may vary depending upon the prospects for income related to the outlook for the economy and the securities markets, the quality of available investments, the level of interest rates, and other factors.

         Except for limitations in the Fund's investment restrictions, there is no limit as to the proportions of the Fund which may be invested in any of the eligible investments. However, it is a policy of the Fund that its non-governmental investments will be spread among a variety of companies and will not be concentrated in any industry.
(See "Investment Restrictions," herein.)

         High Quality Portfolio. The policies of AARP High Quality Bond Fund are designed to provide a portfolio that combines high quality securities with investments that attempt to reduce its market price risk.

         The portfolio of the AARP High Quality Bond Fund is high grade. In fact, according to information provided by Morningstar, Inc., the Fund has one of the highest quality standards of any general bond Fund currently available. No purchase will be made if, as a result thereof, less than 65% of the Fund's net assets would be invested in debt obligations, including money market instruments, that (a) are issued or guaranteed by the U.S. Government, (b) are rated at the time of purchase within the two highest grades assigned by any of the nationally-recognized rating services including Moody's or S&P, or (c) if not rated, are judged at the time of purchase by the Fund Manager, subject to the Trustees' review, to be of a quality comparable to those in the two highest ratings described in (b) above. All of the debt obligations in which the Fund invests will, at the time of purchase, be rated within the three highest credit ratings or, if not rated, will be judged to be of comparable quality by the Fund Manager. (See "ADDITIONAL INFORMATION - Ratings of Corporate Bonds.")

         Variations of Maturity. In an attempt to capitalize on the differences in total return from securities of differing maturities, maturities may be varied according to the structure and level of interest rates, and the Fund Manager's expectations of changes therein.

         Foreign Securities. The AARP High Quality Bond Fund may invest, without limit, in U.S. dollar-denominated foreign debt securities (including U.S. dollar denominated debt securities issued by the Dominion of Canada and its provinces and other debt securities which meet the Fund's criteria applicable to its domestic investments), and in certificates of deposit issued by foreign branches of United States banks, to any extent deemed appropriate by the Fund Manager.

AARP Insured Tax Free Income Fund

         (See "AARP Insured Tax Free General Bond Fund," "INVESTMENT OBJECTIVES AND POLICIES," and "OTHER INVESTMENT POLICIES AND RISK FACTORS" in the Prospectus.)

         AARP Insured Tax Free General Bond Fund. The AARP Insured Tax Free General Bond Fund is a separate series of AARP Tax Free Income Trust. From a portfolio consisting primarily of municipal securities covered by insurance, the Fund seeks to provide high income free from federal income taxes and to keep the value of its shares more stable than that of a long-term municipal bond. The Fund seeks to provide investors with the higher tax-free income that is often available from municipal securities by investing, under normal circumstances, in a high grade portfolio of bonds consisting primarily of municipal securities, with no restrictions as to maturity. Securities comprising at least 65% of the total assets held by the Fund are fully insured as to face value and interest by private insurers. While longer-term securities such as those in which the Fund may invest have in recent years had higher yields, they also experience greater price fluctuation than shorter-term securities. By including short- and medium-term bonds in its portfolio, the Fund seeks to offer less share price volatility than long-term municipal bonds or many long-term municipal bond funds, although its yield may be lower. Because the Fund may trade its securities, it is also free to attempt to take advantage of opportunities in the market to achieve higher current income. This opportunity is not available to unit investment trusts, which hold fixed portfolios of municipal securities.

         Under normal circumstances, at least 80% of the Fund's net assets are invested in tax-exempt securities. For this purpose, private activity bonds, the interest on which is treated as a preference item for purposes of calculating alternative minimum tax liability, will not be treated as tax exempt securities. The Fund does not intend to purchase any such private activity bonds. (See "TAXES" herein.)

         There can be no assurance that the objectives of the Fund will be achieved or that all income to shareholders which is exempt from federal income taxes will be exempt from state or local taxes. Shareholders may also be subject to tax on long-term and short-term capital gains (see "TAXES" herein).

         In addition, the market prices of municipal securities, like those of taxable debt securities, go up and down when interest rates change. Thus, the net asset value per share can be expected to fluctuate and shareholders may receive more or less than their purchase price for shares they redeem. In addition to investments in municipal obligations, as described below, the Fund may invest in short-term taxable U.S. Government securities and repurchase agreements backed by U.S. Government securities. The Fund also may invest in demand notes and tax-exempt commercial paper, financial futures contracts, and may invest in and write (sell) options related to such futures contracts. These investments are not insured or guaranteed or backed by the U.S. Government. Except for futures and options, which are not rated, the AARP Insured Tax Free General Bond Fund will only purchase securities rated within the top three ratings by Moody's and S&P, or the equivalent as determined by the Fund Manager, or repurchase agreements on such securities. To qualify as "within the top three ratings," a security must have such a rating due to the credit of the issuer or due to specific insurance on the security, whether acquired at issuance or by the Fund at the time of purchase. A security would not so qualify if its rating was solely the result of coverage under the Fund's portfolio insurance.

         Securities in which the Fund may invest may include: (a) a security that carries at the time of issuance, whether because of the credit of the issuer or because it is insured at issuance by an insurance company, a rating within the top three ratings; and (b) a security not rated within the top three ratings at the time of issuance but insured to maturity by the Fund at the time of purchase if, upon issuance of such insurance, the Fund Manager is able to determine that the security is now the equivalent of a security rated within the top three ratings by a nationally recognized rating agent.

         When, in the opinion of the Fund Manager, defensive considerations or an unusual disparity between the after-tax income on taxable investments and comparable municipal obligations make it advisable to do so, up to 20% of the Fund's net assets may be held in cash or invested in short-term investments such as U.S. Treasury notes, bills and bonds and repurchase agreements collateralized by U.S. Government securities, the interest income from which may be subject to federal income tax. Notwithstanding the foregoing, the Fund may invest more than 20% of its net assets in such taxable U.S. Treasury securities and repurchase agreements for temporary defensive purposes.

         Insurance. Insurance on at least 65% of the AARP Insured Tax Free General Bond Fund's total assets will be obtained from nationally recognized private insurers, including the following: Financial Guaranty Insurance Company ("FGIC") is owned by FGIC Corporation, which in turn is owned by General Electric Credit Corporation; AMBAC Indemnity Corporation; and Municipal Bond Investors Assurance Corporation, a wholly-owned subsidiary of MBIA Incorporated, the principal shareholders of which are: The Aetna Life & Casualty Company, Fireman's Fund Insurance Company, subsidiaries of the CIGNA Corporation and affiliates of the Continental Insurance Company.

         The Fund currently has portfolio insurance provided by FGIC pursuant to which it may insure securities mutually agreed to between the Fund and FGIC so long as the security remains in the Fund's portfolio. Pursuant to an irrevocable commitment, FGIC also provides the Fund with the option to obtain insurance for any security covered by the FGIC portfolio insurance, which insurance can continue if the security were to be sold by the Fund. The Fund may procure portfolio insurance from other insurers.

         At least 65% of the Fund's assets are fully insured by private insurers as to payment of face value and interest to the Fund, when due. If uninsured securities or securities not directly or indirectly backed or guaranteed by the U.S. Government are purchased and expected to be held for 60 days or more, insurance will be obtained within 30 days to ensure that 65% of the Fund's assets are insured by the issuer or arranged for by the Fund. If at least 65% of its assets are not insured securities, the Fund will obtain insurance for a portion of its U.S. Government guaranteed or backed securities so that the 65% standard is achieved.

         The Fund requires that insurance with respect to its securities provide for the unconditional payment of scheduled principal and interest when due. In the event of a default by the issuer, the insurer will, within 30 days of notice of such default, provide to its agent or Trustee funds needed to make any such payments. Such agent or Trustee will bear the responsibility of seeing that such funds are used to make such payments to the appropriate parties. Such insurance will not guarantee the market value of a security. Insurance on the Fund's securities will in some cases continue in the event the securities are sold by the Fund, while in other cases it may not.

         To the extent the Fund's insured municipal securities do not equal 65% of its total assets, the Fund will obtain insurance on such amount of its U.S. Government guaranteed or backed securities as is necessary to have 65% of the Fund's total assets insured at all times. This type of insurance will terminate when the security is sold and will involve an added cost to the Fund while not increasing the quality rating of the security.

         Insurance on individual securities, whether obtained by the issuer or the Fund, is non-cancelable and runs for the life of the security. Securities covered under the Fund's portfolio insurance are insured only so long as they are held by the Fund, though the Fund has the option to procure individual secondary market insurance which would continue to cover any such security after its sale by the Fund. Such guaranteed renewable insurance continues so long as premiums are paid by the Fund and, in the judgment of the Fund Manager, coverage should be continued. Non-payment of premiums on the portfolio insurance will, under certain circumstances result in the cancellation of such insurance and will also permit FGIC to take action against the Fund to recover premiums due it. In the case of securities which are individually insured, default by the issuer is not expected to affect the market value of the security relative to other insured securities of the same maturity value and coupon and covered by the same insurer. In the case of a security covered by the Fund's portfolio insurance, the market value of such a security in the event of such default might be less unless the Fund elected to purchase secondary market insurance for it. It is the intention of the Fund Manager either to procure individual secondary market insurance for, or retain in the Fund's portfolio, securities which are insured by the Fund under portfolio insurance and which are in default or significant risk of default in the payment of principal or interest. Any such securities retained by the Fund would be held until the default has been cured or the principal and interest have been paid by the issuer or the insurer.

         Premiums for individual insurance may be payable in advance or may be paid periodically over the term of the security by the party then owning the security, and the costs will be reflected in the price of the security. The cost of insurance for longer-term securities, expressed in terms of income on the security, is likely to reduce such income by from 10 to 60 basis points. Thus, a security yielding 10% might have a net insured yield of 9.9% to 9.4%. The impact of the cost of the Fund's portfolio insurance on the Fund's net yield is somewhat less. The cost of insurance for shorter-term securities, which are generally lower-yielding, is expected to be less. It should be noted that insurance raises the rating of a municipal security. Lower rated securities generally pay a higher rate of interest than higher rated securities. Thus, while there is no assurance that this will always be the case, the Fund may purchase lower rated securities which, when insured, will bear a higher rating, and may pay a higher net rate of interest than other equivalently rated securities which are not insured.

         Insurers have certain eligibility standards as to municipal securities they will insure. Such standards may be more or less strict than standards which would be applied for purchase of a security for the Fund. To the extent the insurers apply stricter standards, the Fund will be restricted by such standards in the purchase and retention of municipal securities.

         The Internal Revenue Service has issued revenue rulings indicating that
(a) the fact that municipal obligations are insured will not affect their tax-exempt status and (b) insurance proceeds representing maturing interest on defaulted municipal obligations paid to certain municipal bond funds will be excludable from federal gross income under Section 103(a) of the Internal
Revenue Code. While operation of the Fund and the terms of the insurance policies on the Fund's securities may differ somewhat from those addressed by the revenue rulings, the Fund does not anticipate that any differences will be material or change the result with respect to the Fund.

         Insurers of the Fund's municipal securities are subject to regulation by the department of insurance in each state in which they are qualified to do business. Such regulation, however, is no guarantee that an insurer will be able to perform on its contract of insurance in the event a claim should be made thereunder at some time in the future. The Fund Manager reviews the financial condition of each insurer of their securities at least annually, and in the event of any material development, with respect to its continuing ability to meet its commitments to any contract of bond or portfolio insurance.

         Management Strategies. In pursuit of its investment objectives the Fund purchases securities that it believes are attractive and competitive values in terms of quality, and relationship of current price to market value. However, recognizing the dynamics of municipal bond prices in response to changes in general economic conditions, fiscal and monetary policies, interest levels and market forces such as supply and demand for various bond issues, the Fund Manager manages the Fund continuously, attempting to achieve a high level of tax-free income.
The primary strategies employed in the management of the Fund are:

         Variations of Maturity. In an attempt to capitalize on the differences in total return from municipal securities of differing maturities, maturities may be varied according to the structure and level of interest rates, and the Fund Manager's expectations of changes therein.

         Emphasis on Relative Valuation. The interest rate (and hence price) relationships between different categories of municipal securities of the same or generally similar maturity tend to change constantly in reaction to broad swings in interest rates and factors affecting relative supply and demand. These temporary disparities in normal yield relationships may afford opportunities to invest in more attractive market sectors or specific issues by trading securities currently held by the Fund.

         Market Trading Opportunities. In addition to the above, the Fund may engage in short-term trading (selling securities held for brief periods of time, usually less than 3 months) if the Fund believes that such transactions, net of costs, would further the attainment of that Fund's objectives. The needs of different classes of lenders and borrowers and their changing preferences and circumstances have in the past caused market dislocations unrelated to Fundamental creditworthiness and trends in interest rates which have presented market trading opportunities. There can be no assurance that such dislocations will occur in the future or that the Funds will be able to take advantage of them. The Fund will limit its voluntary short-term trading to the extent necessary to qualify as a "regulated investment company" under the Internal Revenue Code.

         Special Considerations: Income Level and Credit Risk. To the extent that AARP Insured Tax Free General Bond Fund holds insured municipal obligations, the income earned on its shares will tend to be less than for an uninsured portfolio of the same securities. The fund will amortize as income, over the life of the respective security issues, any original issue discount on debt obligations (even where these are acquired in the after-market), and market discount on short-term U.S. Government securities. The Fund will elect to amortize the premium paid on acquisition of any premium coupon obligations. Since such discounts and premiums will be recognized in the Fund's accounts over the life of the respective security issues and included in the regular monthly income distributions to shareholders, they will not give rise to taxable capital gains or losses. However, a capital gain may be realized upon the sale or maturity and payment of certain obligations purchased at a market discount.

AARP Growth Funds

         (See "AARP Balanced Stock and Bond Fund," "AARP Growth and Income Fund," "AARP Global Growth Fund," "AARP Capital Growth Fund," "INVESTMENT OBJECTIVES AND POLICIES," and "OTHER INVESTMENT POLICIES AND RISK FACTORS" in the Prospectus.)

         AARP Balanced Stock and Bond Fund. The AARP Balanced Stock and Bond Fund's investment objective is to seek to provide long-term growth of capital and income while attempting to keep the value of its shares more stable than other balanced mutual funds. The Fund pursues these objectives by investing in a combination of stocks, bonds, and cash reserves.

         The Fund is intended to provide--through a single investment--access to a wide variety of income-oriented stocks and investment-grade bond investments. Common stocks and other equity investments provide long-term growth potential to help offset the effect of inflation on an investor's purchasing power. Bonds and other fixed-income investments provide current income and may, over time, help reduce fluctuations in the Fund's share price.

         In seeking a balance of growth and income, as well as long-term preservation of capital, the Fund invests in a diversified portfolio of equity and fixed-income securities. At least 30% of the Fund's assets will be in fixed-income securities, with the remainder of its net assets in common stocks and securities convertible into common stocks. For temporary defensive purposes, the Fund may invest without limit in cash and in other money market and short-term instruments when the Fund Manager deems such a position advisable in light of economic or market conditions.

         The Fund will, on occasion, adjust its mix of investments among equity securities, bonds, and cash reserves. In reallocating investments, the Fund Manager weighs the relative values of different asset classes and expectations for future returns. In doing so, the Fund Manager analyzes, on a global basis, the level and direction of interest rates, capital flows, inflation expectations, anticipated growth of corporate profits, monetary and fiscal policies around the world, and other related factors.

         The Fund does not take extreme investment positions as part of an effort to "time the market." Shifts between stocks and fixed-income investments are expected to occur in generally small increments within the guidelines adopted in the prospectus and this Statement of Additional Information. The Fund is designed as a conservative long-term investment.

         While the Fund emphasizes U.S. equity and debt securities, it may invest without limit in foreign securities, including depositary receipts. The Fund's foreign holdings will meet the criteria applicable to its domestic investments. Foreign securities are intended to increase diversification, thus reducing risk, while providing the opportunity for higher returns.

         In addition, the Fund may invest in securities on a when-issued or forward delivery basis and may write (sell) covered call options on the equity securities it holds to enhance investment return and may purchase and sell options on stock indices for hedging purposes. Subject to applicable regulatory guidelines and solely to protect against adverse effects of changes in interest rates, the Fund may make limited use of financial futures contracts.

         Equity investments. The Fund can invest up to 70% of its net assets in equity securities. The Fund's equity investments consist of common stocks, preferred stocks and securities convertible into common stocks, of companies that, in the Fund Manager's judgment, will offer the opportunity for capital growth and growth of earnings while providing dividends. The Fund pursues these objectives by investing primarily in common stocks and securities convertible into common stocks. Over time, a stock which produces continued earnings growth tends to produce higher dividends and stock values.

         The Fund invests in a variety of industries and  companies.  Changes in
the  Fund's   portfolio   securities   are  made  on  the  basis  of  investment
considerations and not for trading purposes.

         Fixed-income investments. To enhance income and stability, the Fund will have at least 30% of its net assets invested in fixed-income securities. The Fund can invest in a broad range of corporate bonds and notes, convertible bonds, and preferred and convertible preferred securities. It may also purchase U.S. Government securities and obligations of federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. Government, such as obligations of the Federal Home Loan Banks, Farm Credit Banks, and the Federal Home Loan Mortgage Corporation. The Fund may also invest in obligations of international agencies, foreign debt securities (both U.S. and non-U.S. dollar denominated), mortgage-backed and other asset-backed securities, municipal obligations, zero coupon securities, and restricted securities issued in private placements.

         For liquidity and defensive purposes, the Fund may invest in money market securities such as commercial paper, bankers' acceptances, and certificates of deposit issued by domestic and foreign branches of U.S. banks. The Fund may also enter into repurchase agreements with respect to U.S. Government securities.

         All of the Fund's debt securities will be investment grade, that is, rated Baa or above by Moody's or BBB by S&P. Moreover, at least 75% of these securities will be high grade, that is, rated within the three highest quality ratings of Moody's (Aaa, Aa and A) or S&P (AAA, AA and A), or, if unrated, judged to be of equivalent quality as determined by the Fund Manager at the time of purchase. Securities must also meet credit standards applied by the Fund Manager. Moreover, the Fund does not purchase debt securities rated below Baa by Moody's or BBB by S&P. Should the rating of a portfolio security be downgraded the Fund Manager will determine whether it is in the best interest of the Fund to retain or dispose of the security.

         AARP Growth and Income Fund. From investments primarily in common stocks and securities convertible into common stocks, the Fund seeks to provide long-term capital growth and income, and to keep the value of its shares more stable than other growth and income mutual funds.

         The Fund invests primarily in common stocks and securities convertible into common stocks. It also may invest in rights to purchase common stocks of companies offering the prospect for capital growth and growth of earnings while paying current dividends. The Fund may also invest in preferred stocks consistent with the Fund's objective. Over time, continued growth of earnings tends to produce higher dividends and to enhance capital value. In addition, since 1945, the overall performance of common stocks has exceeded the rate of inflation. For temporary defensive purposes, the Fund may also purchase high-quality money market securities (such as U.S. Treasury bills, commercial paper, certificates of deposit and bankers' acceptances) and repurchase agreements when the Fund Manager deems such a position advisable in light of economic or market conditions.

         AARP Global Growth Fund. From investments primarily in equity securities of corporations worldwide, the Fund seeks to offer long-term capital growth in a globally diversified portfolio, and to keep the value of its shares more stable than other global equity funds. The Fund invests on a worldwide basis in equity securities of companies which are incorporated in the U.S. or in foreign countries. It may also invest in the debt securities of U.S. and foreign issuers. Income is an incidental consideration.

         The management of the Fund believes that there is substantial opportunity for long-term capital growth from a professionally managed portfolio of securities selected from the U.S. and foreign equity markets. Global investing takes advantage of the investment opportunities created by the growing integration of economies around the world. The world has become highly integrated in economic, industrial and financial terms. Companies increasingly operate globally as they purchase raw materials, produce and sell their products, and raise capital. As a result, international trends such as movements in currency and trading relationships are becoming more important to many industries than purely domestic influences. To understand a company's business, it is frequently more important to understand how it is linked to the world economy than whether or not it is, for example, a U.S., French or Swiss company. Just as a company takes a global perspective in deciding where to operate, so too may an investor benefit from looking globally in deciding which industries are growing, which producers are efficient and which companies' shares are undervalued. The Fund affords the investor access to opportunities wherever they arise, without being constrained by the location of a company's headquarters or the trading market for its shares.

         The Fund invests in companies that the Fund Manager believes will benefit from global economic trends, promising technologies or products and specific country opportunities resulting from changing geopolitical, currency, or economic relationships. The Fund will normally invest at least 65% of its total assets in securities of at least three different countries. Typically, it is expected that the Fund will invest in a wide variety of regions and countries, including both foreign and U.S. issues. The Fund may be invested 100% in non-U.S. issues, and for temporary defensive purposes may be invested 100% in U.S. issues, although under normal circumstances it is expected that both foreign and U.S. investments will be represented in the Fund's portfolio. It is expected that investments will include companies of varying size as measured by assets, sales, or capitalization.

         The Fund may invest in high-quality money market instruments (including U.S. Treasury bills, commercial paper, certificates of deposit, and bankers' acceptances), repurchase agreements and other debt securities for temporary defensive purposes when the Fund Manager deems such a position advisable in light of economic or market conditions.

         AARP Capital Growth Fund. From investments primarily in common stocks and securities convertible into common stocks, the Fund seeks to provide long-term capital growth, and to keep the value of its shares more stable than other capital growth mutual funds. Through a broadly diversified portfolio consisting primarily of high quality, medium- to large-sized companies with strong competitive positions in their industries the Fund seeks to offer less share price volatility than many growth funds. It may also invest in rights to purchase common stocks, the growth prospects of which are greater than most stocks but which may also have above-average market risk. The Fund may also invest in preferred stocks consistent with the Fund's objective. The securities in which the Fund may invest are described under "AARP Capital Growth Fund" in the Prospectus.

         Investments in common stocks have a wide range of characteristics, and management of the Fund believes that opportunity for long-term growth of capital may be found in all sectors of the market for publicly-traded equity securities. Thus, the search for equity investments for the Fund may encompass any sector of the market and companies of all sizes. In addition, since 1945, the overall performance of common stocks has exceeded the rate of inflation. It is a fundamental policy of the Fund, which may not be changed without approval of a majority of the Fund's outstanding shares (see "Investment Restrictions", herein, for majority voting requirements), that the Fund will not concentrate its investments in any particular industry. However, the Fund reserves the right to invest up to 25% of its total assets (taken at market value) in any one industry.

         The Fund may invest in high-quality money market instruments (including U.S. Treasury bills, commercial paper, certificates of deposit, and bankers' acceptances), repurchase agreements and other debt securities for temporary defensive purposes when the Fund Manager deems such a position advisable in light of economic or market conditions.

Special Investment Policies of the AARP Funds

         (See "OTHER INVESTMENT POLICIES AND RISK FACTORS" in the Prospectus.)

         U.S. Government Securities. U.S. Treasury securities, backed by the full faith and credit of the U.S. Government, include a variety of securities which differ in their interest rates, maturities and times of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

         U.S. Government agencies and instrumentalities which issue or guarantee securities include, for example, the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Small Business Administration and the Federal Farm Credit Bank. Obligations of some of these agencies and instrumentalities, such as the Export-Import Bank, are supported by the full faith and credit of the United States; others, such as the securities of the Federal Home Loan Bank, by the ability of the issuer to borrow from the Treasury; while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. No assurance can be given that the U.S. Government would provide financial support to the latter group of U.S. Government instrumentalities, as it is not obligated to do so.

         Interest rates on U.S. Government obligations which the AARP Funds may purchase may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments tend to reduce fluctuations in the market value of the securities.

         Municipal Obligations. Municipal obligations held by AARP High Quality Tax Free Money Fund and AARP Insured Tax Free General Bond Fund are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal obligations are "notes" and "bonds". Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: Tax Anticipation Notes; Revenue Anticipation Notes; Bond Anticipation Notes; and Construction Loan Notes.

         Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond Anticipation Notes are sold to provide interim financing and Construction Loan Notes are sold to provide construction financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. After the projects are successfully completed and accepted, many projects receive permanent financing through the FHA under "Fannie Mae" (the Federal National Mortgage Association) or GNMA. There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

         Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "general obligation" bonds and "revenue" bonds.

         Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

         The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

         Some issues of municipal bonds are payable from United States Treasury bonds and notes held in escrow by a Trustee, frequently a commercial bank. The interest and principal on these U.S. Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

         Private activity bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by an industrial or other non-governmental user.

         Securities purchased for either Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder ("demand obligations"). Demand obligations are considered for the AARP Funds' purposes to mature at the demand date.

         There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

         An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as the AARP Funds. Thus, such an issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933 prior to offer and sale unless an exemption from such registration is available, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market exists for municipal obligations which have not been publicly offered initially. Obligations purchased for a Fund are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. The AARP Funds believe that the quality standards applicable to their investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

         For the purpose of the AARP Funds' investment restrictions, the identification of the "issuer" of municipal obligations which are not general obligation bonds is made by the Fund Manager on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such obligations.

         Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a Trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts.

         Each AARP Tax Free Fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the AARP Funds' investment adviser has determined meets the prescribed quality standards of the Fund. Thus either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular Fund. Each Fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of the Fund's interest in the municipal obligation plus accrued interest, but only (1) as required to provide liquidity to the Fund, (2) to maintain a high quality investment portfolio or
(3) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from the Fund in connection with the arrangement. Neither Fund will purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service satisfactory to the Trustees that interest earned by that Fund on municipal obligations on which it holds participation interests is exempt from Federal income tax.

         A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a Fund's original investment.

         Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Fund's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a Fund may be determined by the Fund Manager to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Fund Manager will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Fund Manager will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

         A Fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying municipal lease obligation, plus accrued interest. Each Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Fund Manager, the interest from such participations is exempt from regular federal income tax and state income tax for each state specific fund.

         Stand-by Commitments. Pursuant to an exemptive order from the SEC, each AARP Tax Free Fund may acquire "stand-by commitments," which will enable the Fund to improve its portfolio liquidity by making available same-day settlements on sales of its securities. A stand-by commitment is a right acquired by a Fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at the Fund's option, at a specified price. Stand-by commitments are also known as "puts". Each Fund's investment policies permit the acquisition of stand-by commitments solely to facilitate portfolio liquidity and not to protect against changes in the market price of the Fund's portfolio securities. The exercise by a Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

         Stand-by commitments acquired by a Fund will have the following features: (1) they will be in writing and will be physically held by the Fund's custodian; (2) a Fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Fund Manager's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) the Fund's acquisition cost (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

         Each Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments. As a matter of policy, the total amount "paid" by a Fund in either manner for outstanding stand-by commitments will not exceed 1/2 of 1% of the value of its total assets calculated immediately after any stand-by commitment is acquired.

         It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Trustees will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

         There is no assurance that stand-by commitments will be available to a Fund nor does either Fund assume that such commitments would continue to be available under all market conditions.

         Third Party Puts. The AARP Tax Free Funds may also purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a Fund at specified intervals (not exceeding 397 calendar days in the case of AARP High Quality Tax Free Money Fund) to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or Trust certificates and may be combined with other features such as interest rate swaps. The Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to the Fund will be that of holding such a long-term bond and the weighted average maturity of the Fund's portfolio would be adversely affected.

         These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments discussed above. As with any Stand-By Commitments acquired by the Funds, each Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Fund Manager intends to manage the Funds' portfolios in a manner designed to minimize any adverse impact from these investments.

         Repurchase Agreements. Each of the AARP Funds may enter into repurchase agreements with any member bank of the Federal Reserve System and any broker-dealers which are recognized as a reporting government securities dealer, whose creditworthiness has been determined by the Fund Manager to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by any of the nationally-recognized rating services including Moody's and S&P, two of the most widely recognized rating services for the types of securities in which a Fund invests. A repurchase agreement, which provides a means for a Fund to earn income on monies for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund at the time of repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. For purposes of the Investment Company Act of 1940, as amended, ("1940 Act") a repurchase agreement is deemed to be a loan to the seller of the Obligation and is therefore covered by each Fund's investment restriction applicable to loans. Each repurchase agreement entered into by a Fund requires that if the market value of the Obligation becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation, on a daily basis to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. In the event that a Fund is unsuccessful in seeking to enforce the contractual obligation to deliver additional securities, and the seller defaults on its obligation to repurchase, the Fund bears the risk of any drop in market value of the Obligation(s). In the event that bankruptcy or insolvency proceedings were commenced with respect to a bank or broker-dealer before its repurchase of the Obligation, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. In the case of repurchase agreements, it is not clear whether a court would consider a repurchase agreement as being owned by the particular Fund or as being collateral for a loan by the Fund. If a court were to characterize the transaction as a loan and the Fund had not perfected a security interest in the Obligation, the Fund could be required to return the Obligation to the bank's estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in that transaction. The Fund Manager seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligations.

         Securities subject to a repurchase agreement are held in a segregated account, and the amount of such securities is adjusted so as to provide a market value at least equal to the repurchase price on a daily basis.

         Each of the AARP Income Funds has adopted a policy, which may be changed without the vote of the shareholders of those funds, not to invest more than 50% of its total assets in repurchase agreements. In addition, none of the AARP Funds may invest more than 10% of its total assets in repurchase agreements maturing in more than seven days. (See "Investment Restrictions", herein, regarding requirements for a majority vote.)

Mortgage-Backed Securities and Mortgage Pass-Through Securities. The AARP High Quality Bond Fund and the AARP Balanced Stock and Bond Fund may invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. The AARP GNMA and U.S. Treasury Fund invests in mortgage-backed securities guaranteed primarily by the Government National Mortgage Association. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The AARP High Quality Bond Fund and the AARP Balanced Stock and Bond Fund may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

         A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities.

         Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

         FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Fund Manager determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMO"s). The AARP High Quality Bond Fund and the AARP Balanced Stock and Bond Fund may invest in CMOs which are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Other Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a structure similar to the CMO structure. Consistent with the AARP High Quality Bond Fund's and the AARP Balanced Stock and Bond Fund's investment objectives and policies, the Funds may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

         Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile ReceivablesSM ("CARS^SM"). CARS^SM represent undivided fractional interests in a trust ("Trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS^SM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the Trust. An investor's return on CARS^SM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the Trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

         Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

         The Funds may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 (the "1933 Act") may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

         The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.

         Zero Coupon Securities. The AARP Balanced Stock and Bond Fund and the AARP Global Growth Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

         Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities. The Fund understands that the staff of the SEC no longer considers such privately stripped obligations to be U.S. Government securities, as defined in the Investment Company Act of 1940; therefore, the Fund intends to adhere to this staff position and will not treat such privately stripped obligations to be U.S. Government securities for the purpose of determining if the Fund is "diversified" under the 1940 Act.

         The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself (see "TAXES" herein).

         Loans of Portfolio Securities. Each Fund may lend its portfolio securities provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. In determining whether to lend securities, the Fund's investment adviser considers all relevant factors and circumstances including the creditworthiness of the borrower. The AARP Funds have no current intention of lending their portfolio securities.

         Securities Purchased on a "Forward Delivery" or "When-Issued" Basis. Debt securities, including municipal obligations when originally issued, are frequently offered on a "forward delivery" or "when-issued" basis and may be purchased on this basis by the AARP Money, Income and Tax Free Funds, and the AARP Balanced Stock and Bond Fund. When so offered, the price, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase of U.S. Government obligations. During the period between purchase and settlement, no payment is made on behalf of the Fund and no interest accrues to the Fund. To the extent that assets of the Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is the intention of each Fund to be fully invested to the extent practicable, subject to the policies stated above. While securities purchased on a forward delivery or when-issued basis may be sold prior to the settlement date, each of the above Funds intends to purchase such securities with the purpose of actually acquiring them for its portfolio unless a sale appears desirable for investment reasons. At the time the commitment to purchase a debt security on a forward delivery or when-issued basis is made, the transaction will be recorded and the value of the security will be reflected in determining its net asset value. The market value of the when-issued or forward delivery securities may be more or less than the purchase price payable at settlement date. The Funds do not believe that their net asset value or income will be adversely affected by their purchase of debt securities on a when-issued or forward delivery basis. Each Fund will establish with its custodian a segregated account in which it will maintain cash, U.S. Government securities and other high-quality debt obligations equal in value to commitments for when-issued or forward delivery securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

         Futures Contracts. The AARP Income Funds, the AARP Insured Tax Free General Bond Fund, the AARP Balanced Stock and Bond Fund and the AARP Global Growth Fund may each enter into financial futures contracts. Such contracts may be either based on indices of particular groups or varieties of securities ("Index Futures Contracts") or be for the purchase or sale of debt obligations ("Debt Futures Contracts"). Such futures contracts are traded on exchanges licensed and regulated by the Commodity Futures Trading Commission. Each Fund enters into futures contracts to gain a degree of protection against anticipated changes in interest rates that would otherwise have an adverse effect upon the economic interests of the Fund. However, the costs of and possible losses from futures transactions reduce the Funds' yield from interest on its holdings of debt securities. Income from futures transactions constitutes taxable gain.

         For each Fund, the custodian places cash, U.S. government securities and other high grade debt obligations into a segregated account in an amount equal to the value of the total assets committed to the consummation of futures positions. If the value of the securities placed in the segregated account declines, additional cash or securities are required to be placed in the account on a daily basis so that the value of the account equals the amount of a Fund's commitments with respect to such contracts. Alternatively, a Fund may cover such positions by purchasing offsetting positions, or covering such positions partly with cash, U.S. government securities and other high grade debt obligations, and partly with offsetting positions.

         An Index Futures Contract is a contract to buy or sell units of a particular index of securities at a specified future date at a price agreed upon when the contract is made. Index Futures Contracts typically specify that no delivery of the actual securities making up the index takes place. Instead, upon termination of the contract, final settlement is made in cash based on the difference between the contract price and the actual price on the termination date of the units of the index.

         A Debt Futures Contract is a binding contractual commitment which, if held to maturity, requires a Fund to make or accept delivery, during a particular month, of obligations having a standardized face value and rate of return. By purchasing a Debt Futures Contract, a Fund legally obligates itself to accept delivery of the underlying security and to pay the agreed price; by selling a Debt Futures Contract it legally obligates itself to make delivery of the security against payment of the agreed price. However, positions taken in the futures markets are not normally held to maturity. Instead they are liquidated through offsetting transactions which may result in a profit or loss. While Debt Futures Contract positions taken by a Fund are usually liquidated in this manner, a Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous.

         A clearing corporation, associated with the exchange on which futures contracts are traded, assumes responsibility for close-outs of such contracts and guarantees that the sale or purchase, if still open, is performed on the settlement date.

         By entering into futures contracts, a Fund seeks to establish more certainly than would otherwise be possible the effective rate of return on its portfolio securities. A Fund may, for example, take a "short" position in the futures markets by selling a Debt Futures Contract for the future delivery of securities held by the Fund in order to hedge against an anticipated rise in interest rates that would adversely affect the value of such securities. Or it might sell an Index Futures Contract based on a group of securities whose price trends show a significant correlation with those of securities held by the Fund. When hedging of this character is successful, any depreciation in the value of portfolio securities is substantially offset by appreciation in the value of the futures position. On other occasions a Fund may take a "long" position by purchasing futures contracts. This is done when the Fund is not fully invested or expects to receive substantial proceeds from the sale of portfolio securities or of Fund shares, and anticipates the future purchase of particular securities but expects the rate of return then available in the securities markets to be less favorable than rates that are currently available in the futures markets. The Funds expect that, in the normal course, securities will be purchased upon termination of the long futures position, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

         Debt Futures Contracts, however, currently involve only taxable obligations and do not encompass municipal securities. The value of Debt Futures Contracts on taxable securities, as well as Index Futures Contracts, may not vary in direct proportion with the value of a Fund's securities, limiting the ability of the Fund to hedge effectively against interest rate risk.

         Presently the only available index futures contract in which the AARP Insured Tax Free General Bond Fund might invest is the Bond Buyer Municipal Bond Index. The Fund might sell a contract based on this index in anticipation of an increase in interest rates, to attempt to offset the decrease in market value of its portfolio securities which could result. Or the Fund might purchase such a contract in the anticipation of a significant decrease in interest rates to offset the increased cost of securities it hopes to purchase in the future. No index futures contracts have yet been developed which are suitable for investment by the Funds in the AARP Income Trust.

         The investment restriction concerning futures contracts does not specify the types of index-based futures contracts into which the Funds may enter because it is impossible to foresee what particular indices may be developed and traded or may prove useful to the Funds in implementing their overall risk management strategies. For example, price trends for a particular index-based futures contract may show a significant correlation with price trends in the securities held by the Funds, or either of them, even though the securities comprising the index are not necessarily identical to those held by such Fund or Funds. In any event, the Funds would not enter into a particular index-based futures contract unless the Adviser determined that such a correlation existed.

         Index Futures Contracts and Debt Futures Contracts currently are actively traded on the Chicago Board of Trade and the International Monetary Market at the Chicago Mercantile Exchange.

         Options on Futures Contracts. To attempt to gain additional protection against the effects of interest rate fluctuations, each of the AARP Income Funds, the AARP Insured Tax Free General Bond Fund, the AARP Balanced Stock and Bond Fund and the AARP Global Growth Fund may purchase and write (sell) put and call options on futures contracts that are traded on a U.S. exchange or board of trade and enter into related closing transactions. There can be no assurance that such closing transactions will be available at all times. In return for the premium paid, such an option gives the purchaser the right to assume a position in a futures contract at any time during the option period for a specified exercise price.

         A Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract.

         The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts. A Fund may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested.

         A Fund may write (sell) a call option on a futures contract in order to hedge against a decline in the prices of the index or debt securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

         The writing (selling) of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, a Fund would pay more than the market price for the underlying securities or index units. The net cost to that Fund would be reduced, however, by the premium received on the sale of the put, less any transactions costs.

         Limitations on Futures Contracts and Options on Futures Contracts. A Fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of debt securities held in its portfolio or which it intends to purchase and where the transactions are appropriate to the reduction of the Fund's risks. The Trustees have adopted policies (which are not Fundamental and may be modified by the Trustees without a shareholder vote) that, immediately after the purchase for a Fund of a futures contract or a related option, the value of the aggregate initial margin deposits with respect to all futures contracts (both for receipt and delivery), and premiums paid on related options, entered into on behalf of the Fund will not exceed 5% of the fair market value of the Fund's total assets. Additionally, the value of the aggregate premiums paid for all put and call options held by a Fund will not exceed 20% of its net assets. Futures contracts and put options written (sold) by a Fund will be offset by assets of the Fund held in a segregated account in an amount sufficient to satisfy obligations under such contracts and options.

         Each Fund has received from the CFTC an interpretative letter confirming its opinion that it is not a "commodity pool" as defined under the Commodity Exchange Act. To ensure that its futures transactions meet this definition, each Fund will enter into them for the purposes and with the hedging intent specified in CFTC regulations. It will further determine that the price fluctuations in the futures contracts used for hedging are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase, though there can be no assurance this result will be achieved. The Funds' futures transactions will be entered into for traditional hedging purposes -- that is, futures contracts will be sold (or related put options purchased) to protect against a decline in the price of securities that a Fund owns, or futures contracts (or related call options) will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, each Fund expects that approximately 75% of its long futures positions (purchases of futures contracts or call options on futures contracts) will be "completed"; that is, upon sale (or other termination) of these long contracts, the Fund will have purchased, or will be in the process of, purchasing, equivalent amounts of related securities in the cash market. However, under unusual market conditions, a long futures position may be terminated without the corresponding purchase of securities.

         Covered Call Options. Each of the AARP Growth Funds and each of the AARP Income Funds may write (sell) covered call options on their portfolio securities in an attempt to enhance investment performance. The writing of covered call options by each Fund is subject to limitations imposed by certain state securities authorities. The Funds have been advised that, under the most restrictive of such limitations currently in effect, no more than 25% of a Fund's net assets may be subject to covered options. Further, such states advise that, unless an exception is granted with respect to certain transactions in debt securities and related options, such options and the securities underlying the call must both be listed on national securities exchanges.

         When a Fund writes (sells) a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period, generally ranging up to nine months. If the option expires unexercised, the Fund will realize gain to the extent of the amount received for the option (the "premium") less any commission paid. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

         When a Fund sells an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction (i.e., the Fund terminates its obligation as the writer of the option by purchasing a call option on the same security with the same exercise price and expiration date as the option previously written), the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option was sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund will realize a long-term or short-term gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the net premium originally received. The writing of covered options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which options are written will be segregated on the books of the Fund's custodian.

         Purchasing Options on Stock Indices. To protect the value of their portfolios against declining stock prices, each of the AARP Growth Funds may purchase put options on stock indices. To protect against an increase in the value of securities that it wants to purchase, a Fund may purchase call options on stock indices. A stock index (such as the Standard & Poor's 500) assigns relative values to the common stocks included in the index and the index fluctuates with the changes in the market values of the common stocks so included. Options on stock indices are similar to options on stock except that, rather than giving the purchaser the right to take delivery of stock at a specified price, an option on a stock index gives the purchaser the right to receive cash. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss with respect to options on stock indices depends on price movements in the stock market generally rather than price movements in individual stocks.

         The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

         Because the value of a stock index option depends upon movements in the level of the stock index rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase of a put or call option on a stock index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of both put and call options on stock indices will be subject to the Fund Manager's ability to accurately predict movements in the direction of the stock market generally or of a particular industry. In cases where the Fund Manager's prediction proves to be inaccurate, a Fund will lose the premium paid to purchase the option and it will have failed to realize any gain.

         In addition, a Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, a Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the option. This risk will increase as the composition of a Fund's portfolio diverges from the composition of the index.

         Over-the-counter options ("OTC options") are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Fund Manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund's limitation on investing no more than 10% of its assets in illiquid securities.

         OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         Risks of Futures and Options Investments. A Fund will incur brokerage fees in connection with its futures and options transactions, and it will be required to segregate Funds for the benefit of brokers as margin to guarantee performance of its futures and options contracts. In addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for that Fund than if it had not entered into any such contracts. Additionally, the skills required to invest successfully in futures and options may differ from skills required for managing other assets in the Fund's portfolio.

         The  AARP  Growth   Funds  may  engage  in   over-the-counter   options
transactions with broker-dealers who make markets in these options. The Fund Manager will consider risk factors such as their creditworthiness when determining a broker-dealer with which to engage in options transactions. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Certain over-the-counter options may be deemed to be illiquid securities and may not be readily marketable. The Fund Manager will monitor the creditworthiness of dealers with whom the Funds enter into such options transactions under the general supervision of the Funds' Trustees.

         Convertible Securities. Convertible securities include convertible bonds, notes and debentures, convertible preferred stocks, and other securities that give the holder the right to exchange the security for a specific number of shares of common stock. Convertible securities entail less credit risk than the issuer's common stock because they are considered to be "senior" to common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. They may also reflect changes in value of the underlying common stock.

         Foreign Securities. All the Funds in the AARP Growth Trust may invest without limit in foreign securities. The AARP High Quality Bond Fund may invest without limit in U.S. dollar denominated foreign securities. The AARP Money Funds may currently invest in U.S. dollar-denominated certificates of deposit and bankers' acceptances of foreign branches of large U.S. banks.

         Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in United States securities and which may favorably or unfavorably affect the Funds' performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions on bid to asked spreads on U.S. markets, although the Funds will endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Funds' agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect United States investments in those countries. Investments in foreign securities may also entail certain risks such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, to the extent investments in foreign securities involve currencies of foreign countries, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversion between currencies.

         Investments in companies domiciled in developing countries may be subject to potentially greater risks than investments in developed countries. The possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The management of each Fund seeks to mitigate the risks associated with these considerations through diversification and active professional management.

         Forward Foreign Currency Exchange Contracts. Each of the AARP Growth Funds may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         The maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month, and forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between banks or currency dealers so that no intermediary is required. A forward contract generally requires no margin or other deposit. Closing transactions with respect to forward contracts are effected with the currency trader who is a party to the original forward contract.

         The Funds may enter into foreign currency futures contracts in several circumstances. First, when the Funds enter into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Funds anticipates the receipt in a foreign currency of interest and dividend payments on such a security which it holds, the Funds may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such interest and dividend payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, the Funds will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend payment is declared, and the date on which such payments are made or received.

         The Funds' activities involving forward contracts may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company.

General Investment Policies of the AARP Funds

         Changes in portfolio securities are made on the basis of investment considerations and it is against the policy of management to make changes for trading purposes.

         The AARP Funds have no present intention of acquiring restricted securities, though they have limited authority to do so (see "Investment Restrictions").

         The AARP Funds cannot guarantee a gain or eliminate the risk of loss. The net asset value of a non-money market Fund's shares will increase or decrease with changes in the market prices of the Fund's investments and there is no assurance that a Fund's objective(s) will be achieved.

         Except where otherwise indicated, the objectives and policies stated above may be changed by the Trustees without a vote of the shareholders.

Investment Restrictions

         The following restrictions may not be changed with respect to a Fund without the approval of a majority of the outstanding voting securities of such Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund.

(A)      None of the Funds may:

         (1) borrow money, except for temporary or emergency purposes and not for investment purposes or except in connection with reverse repurchase agreements; provided that a Fund maintains asset coverage of 300% for all borrowings;

         (2) underwrite any securities issued by other persons, except that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

         (3) purchase or sell real estate, but this shall not prevent a Fund from investing in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

         (4) purchase or sell physical commodities, or contracts relating to physical commodities;

         (5) make loans to other persons, except (i) loans of portfolio securities, and (ii) except to the extent that the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objective and investment policies may be deemed to be loans;


         (6)      issue  senior  securities  except as  appropriate  to evidence indebtedness which it is permitted to incur and except for shares of the separate classes or series of the Trust, provided that collateral arrangements with respect to currency-related contracts, futures contracts, option or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction; and

         (7) with respect to 75% of each Fund's total assets, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of the total assets of the Fund in the securities of any one issuer (except for investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, cash and cash equivalents and securities of other investment companies), provided that the amount of the total assets of each of the AARP High Quality Money Fund and AARP High Quality Tax Free Money Fund, that may be invested in the securities of any one issuer will, instead, be limited in accordance with federal law, regulation and regulatory interpretation applicable to money market funds, as amended from time to time.


(B) Neither the AARP High Quality Money Fund, the AARP GNMA and U.S. Treasury Fund, the AARP High Quality Bond Fund, the AARP Growth and Income Fund, the AARP Global Growth Fund, nor the AARP Capital Growth Fund may:

         (1) purchase any securities which would cause more than 25% of the market value of the total assets of the Fund at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry (for this purpose, telephone companies are considered to be a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents), provided that there is no limitation in respect to investments in the U.S. Government or its agencies or instrumentalities or, in the case of AARP High Quality Money Fund, in certificates of deposit or bankers' acceptances or, in the case of the AARP Growth and Income Funds, to municipal securities other than pollution control and industrial development bonds.

(C) Neither the AARP High Quality Tax Free Money Fund nor the AARP Insured Tax Free General Bond Fund may:

         (1) purchase (i) private activity bonds or (ii) securities which are neither municipal bonds nor securities of the U.S. Government, its agencies or instrumentalities, if in either case the purchase would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry. For this purpose, telephone companies are considered to be a separate industry from gas and electric public utilities and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents provided that, in the case of the AARP High Quality Tax Free Money Fund, there is no limitation in respect to investments in the U.S. Government or its agencies or instrumentalities, or in certificates of deposit or bankers' acceptances.

(D)      AARP High Quality Tax Free Money Fund may not:

         (1) purchase securities which are not municipal obligations if such purchase would cause more than 20% of the Fund's total assets to be invested in such securities, except, for temporary defensive purposes, that the Fund may invest more than 20% of its total assets in such securities prior to the time normal operating conditions have been achieved and during other than normal market conditions.

The following restrictions are not fundamental and may be changed by a Fund without shareholder approval, in compliance with applicable law, regulation or regulatory policy. None of the Funds may:

         (a) make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions; and, in the case of the AARP Income Funds and AARP Insured Tax Free General Bond Fund in connection with entering into futures contracts and related options;

         (b) purchase or retain for a Fund the securities of any issuer if those officers and Trustees of a Trust, or partners and officers of its investment adviser, who individually own more than 1/2 of 1% of the outstanding securities of such issuer, together own more than 5% of such outstanding securities;

         (c) purchase from or sell to any of the officers and Trustees of a Trust, its investment adviser, its principal underwriter or the officers, directors, and partners of its investment adviser or principal underwriter, portfolio securities of a Fund;

         (d) purchase restricted securities (for these purposes restricted security means a security with a legal or contractual restriction on resale in the principal market in which the security is traded), including repurchase agreements maturing in more than seven days and securities which are not readily marketable if as a result more than 10% of the net assets (valued at market at purchase) would be invested in such securities;

         (e) purchase securities of any issuer with a record of less than three years continuous operation, including predecessors, and equity securities of issuers that are not readily marketable, except obligations issued or guaranteed by the U.S. Government or its agencies (or, in the case of the AARP Tax-Free Income Funds, municipal securities rated by a recognized municipal bond rating service), if such purchase would cause the investments of that Fund in all such issuers to exceed 5% of the value of the total assets of that Fund;

         (f) invest its assets in securities of other open-end investment companies, but may invest in closed-end investment companies when such purchases are made in the open market where no commission or profit to a sponsor or dealer result from such purchase other than the customary broker's commission, if after such purchase (a) a Fund would own no more than 3% of the total outstanding voting stock of such investment company,
                  (b) no more than 5% of a Fund's total assets would be invested in the securities of any single investment company, (c) no more than 10% of a Fund's total assets would be invested in the securities of investment companies in the aggregate, or
                  (d) all the investment companies advised by the Fund Manager would own no more than 10% of the total outstanding voting stock of any closed-end company; provided that this restriction shall not preclude acquisition of investment company securities by dividend, exchange offer or reorganization. To the extent that a Fund invests in shares of other investment companies, additional fees and expenses may be deducted from such investments in addition to those incurred by a Fund. Except in the case of the AARP Insured Tax Free Income Funds, for purposes of this limitation, foreign banks or their agencies or subsidiaries are not considered investment companies;

         (g) invest in other companies for the purpose of exercising control or management;

         (h) purchase or sell real estate and real estate limited partnership interests, but this shall not prevent a Fund from investing in securities secured by real estate or interest therein; and


         (i) purchase or sell commodities, commodities contracts (except, in the case of the AARP Income Funds, the AARP Insured Tax Free General Bond Fund and the AARP Global Growth Fund, contracts for the future delivery of debt obligations and contracts based on debt indices) or oil, gas or other mineral exploration or development programs or leases (although it may invest in issuers which own or invest in such interests).


AARP High Quality Money Fund may not:

         (j) purchase or sell any put or call options or any combination thereof; or

         (k) purchase warrants, unless attached to other securities in which the Fund is permitted to invest.

Neither the AARP High Quality Money Fund nor the AARP High Quality Tax Free Money Fund may:

         (l) pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (A) (1) above, it may pledge securities having a value at the time of pledge not exceeding 15% of the cost of the Fund's total assets.

Neither the AARP GNMA and U.S. Treasury Fund nor the AARP High Quality Bond Fund may:

         (m) purchase warrants of any issuer, except that AARP High Quality Bond Fund can purchase warrants on a limited basis. As a result of such purchases by the Fund, no more than 2% of the value of the total assets of the Fund may be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, and no more than 5% of the value of the total assets of the Fund may be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Fund in units with or attached to debt securities;

         (n) purchase or sell any put or call options or any combination thereof, except that the Fund may write and sell national exchange-listed covered call option contracts on national exchange-listed securities and, to the extent permitted by applicable state regulatory limits, on other debt securities owned by the Fund up to, but not in excess of, 25% of the value of the Fund's net assets at the time such option contracts are written. The Fund may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written (i.e., "closing purchase transaction"). In connection with the writing of covered call options, the Fund may pledge assets to an extent not greater than 25% of the value of its net assets at the time such options are written. The Fund also may purchase and write options on futures contracts in the manner described under "The Funds' Investment Objectives and Policies";

         (o) pledge, mortgage or hypothecate its assets, (a) except to the extent that the writing of covered call options may be deemed to involve the pledge of securities against which the option is being written, (b) except to the extent that margin deposits on futures contracts and related options may be deemed to involve a pledge of assets to guarantee the performance of the futures obligations, and (c) except to secure borrowings permitted by subparagraph (A) (1) above, it may pledge securities having a value at the time of pledge not exceeding 15% of the cost of the Fund's total assets.

         AARP High Quality Bond Fund has adopted a non-fundamental policy that it will not underwrite securities issued by entities regulated under Part II of the Federal Power Act.

Neither AARP Insured Tax Free General Bond Fund nor AARP High Quality Tax Free Money Fund may:

         (p) purchase or sell any put or call options or combinations thereof, except to the extent that the acquisition of Stand-by Commitments or Participation Interests may be considered the purchase or sale of a put option and except that the AARP Insured Tax Free General Bond Fund may purchase and write options on futures contracts in the manner and to the extent described herein;

         (q) underwrite securities issued by entities regulated under Part II of the Federal Power Act, provided that, for this purpose private activity bonds the interest on which is exempt from tax under Section 103 of the Internal Revenue Code of 1986 will be treated as obligations of the municipal authority or other governmental unit issuing the bonds.

AARP Insured Tax Free General Bond Fund may not:

         (r) hold for a period of more than 30 days any municipal securities maturing in 60 or more days from purchase by a Fund which are not fully insured or guaranteed directly or indirectly by the U.S.
                  Treasury.

         (s) pledge, mortgage or hypothecate its assets, except to the extent that margin deposits on futures contracts and related options may be deemed to be a pledge of assets to guarantee performance of such obligations, and except that, to secure borrowings permitted by subparagraph (A) (1) above, it may pledge securities having a value at the time of the pledge not exceeding 15% of the cost of the Fund's total assets;

None of the AARP Growth Funds may:

         (t) purchase or sell any put or call options or any combination thereof, except that the Funds may each purchase and sell options on stock indices in accordance with the requirements of applicable regulations. The Funds may write (sell) covered call option contracts on securities owned by the Fund up to, but not in excess of, 25% of the value of the Fund's net assets at the time such option contracts are written. The Funds may also purchase call options for the purpose of terminating their outstanding obligations with respect to securities upon which covered call option contracts have been written (i.e., "closing purchase transactions"). In connection with the writing of covered call options, the Funds may pledge assets to an extent not greater than 25% of the value of its net assets at the time such options are written;

         (u) purchase securities if, as a result thereof, more than 5% of the value of the net assets would be invested in restricted securities (for these purposes restricted security means a security with a legal or contractual restriction on resale in the principal market in which the security is traded).

         (v) purchase warrants of any issuer if, as a result more than 2% of the value of the total assets of the Fund would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of the total assets of the Fund would be invested in warrants acquired by the Fund in units with or attached to debt securities.

Neither the AARP Growth and Income Fund nor the AARP Capital Growth Fund may:

         (w) pledge, mortgage or hypothecate its assets, except as provided in subparagraph (t), above, and except that, to secure borrowings permitted by subparagraph (A) (1) above, it may pledge an amount not exceeding 15% of the Fund's total assets taken at cost;

AARP Global Growth Fund may not:

         (x) pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

         (y) buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its net assets; or sell put options on securities if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of the Fund's net assets;

         (z) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to all futures contracts entered into on behalf of the Fund and the premiums paid for options on futures contracts does not exceed 5% of the Fund's total assets, provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

         (aa) make securities loans if the value of such securities loaned exceeds 30% of the value of the Fund's total assets at the time any loan is made; all loans of portfolio securities will be fully collateralized and marked to market daily. The Fund has no current intention of making loans of portfolio securities that would amount to greater than 5% of the Fund's total assets; or

         (bb) borrow money, including reverse repurchase agreements, in excess of 5% of its total assets (taken at market value) except for temporary or emergency purposes, or borrow other than from banks.

         "Value" for the purposes of the above fundamental and non-fundamental investment policies shall mean the value used in determining a Fund's net asset value.

         Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, the restricted activity or, in the case of AARP High Quality Money Fund and the AARP Income Funds, an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

                                    PURCHASES

  (See "OPENING AN ACCOUNT" and "ADDING TO YOUR INVESTMENT" in the Prospectus.)

General Information

         Confirmations of each transaction will be sent following the transaction by Scudder Investor Services, Inc., as the AARP Funds' agent. By retaining year-to-date confirmations, an investor will have an historical record of the account activity.

Checks

         A certified check is not necessary, but checks are accepted subject to collection at full face value in United States Funds and must be drawn on a United States financial institution.

         If shares are purchased by a check which proves to be uncollectible, the Trusts reserve the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. Each Trust has the authority, as agent of the shareholder, to redeem shares in the account to reimburse the Fund or the principal underwriter for any loss incurred. Investors whose orders have been canceled may be prohibited from or restricted in placing future orders in any of the Funds in the Program or in other Funds advised by the AARP Funds' investment adviser or an affiliate.

Share Price

         Accepted purchases for shares in all the AARP Funds will be filled at the net asset value next computed after receipt of payment by check or other means. Each Fund's net asset value per share is currently determined once daily, as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time), on each day the Exchange is open for trading. (See "NET ASSET VALUE," herein for additional information on how the Fund's net asset value is calculated.) Orders received after the close of regular trading will be filled at the next day's net asset value per share for the relevant Fund.

         There is no sales charge in connection with purchase of shares of any of the AARP Funds.

Share Certificates

         In order to afford ease of redemption, ownership in the AARP Funds is on a non-certified basis. Share certificates now in a shareholder's possession may be sent to the AARP Funds' transfer agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates now in their possession until they wish to exchange or redeem such shares. See "EXCHANGING" and "ACCESS TO YOUR INVESTMENT" in the Funds' Prospectus.

Direct Deposit Program

         Investors can have Social Security or other checks from the U.S. Government or any other regular income checks such as pension, dividends, and even payroll checks automatically deposited directly to their accounts. Investors may allocate a minimum of 25% of their income checks into any AARP Fund. Information may be obtained by contacting the AARP Investment Program from Scudder, P.O. Box 2540, Boston, Massachusetts 02208-2540, or by calling toll free, 1-800-253-2277.

Wire Transfers

         In the case of wire purchases, failure to receive timely and complete account information will delay investment and subsequent accrual of dividends and will result in the federal funds being returned to the sender on the day following receipt by State Street Bank and Trust Company (the "custodian"). Unlike shareholders subscribing by check, purchasers who wire funds will be able to redeem shares so purchased by any method without any limitation as to the period of time such shares have been on a Fund's books.

         The bank sending federal funds by bank wire may charge for the service. Presently, Scudder Investor Services, Inc. or the AARP Funds pay a fee for receipt by the custodian of "wired funds," but the right to charge investors for this service is reserved.

Holidays

         Boston banks are closed on certain holidays although the Exchange may be open. These holidays include Martin Luther King, Jr. Day (the 3rd Monday in January), Columbus Day (the 2nd Monday in October) and Veterans Day (November
11). Investors are not able to purchase shares by wiring federal funds on such holidays because the custodian is not open to receive such federal funds on behalf of a Fund.

Other Information

         All purchase payments will be invested in full and fractional shares.

         The Trusts and Scudder Investor Services, Inc., the AARP Funds' principal underwriter, each have the right to limit the amount of shares purchased of a Fund, to reject any purchase and to refuse to sell shares to any person.

         It should be noted that if purchases are made through a member of the National Association of Securities Dealers other than Scudder Investor Services, Inc., that member may, in its discretion, charge a fee for this service. It is the responsibility of the broker, not the AARP Funds, to place the purchase order by the time as of which the net asset value of the Funds is next determined.

         The Trusts may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of, the assets of any investment company or personal holding company, subject to the requirements of the 1940 Act.

                                   REDEMPTIONS

              (See "ACCESS TO YOUR INVESTMENT" in the Prospectus.)

General Information

         If a shareholder redeems all shares in an account, the shareholder will receive, in addition to the net asset value thereof, all declared but unpaid dividends thereon. The AARP Funds do not impose a redemption charge.

         The proceeds of redemption transactions are normally available to be mailed or wired to the designated bank account within one business day, and in any event will be available within seven calendar days, following receipt of a redemption request in good order.

         A shareholder's right to redeem shares of a Fund and to receive payment therefore may be suspended at times (a) when the Exchange is closed, other than customary weekend and holiday closings, (b) when trading on the Exchange is restricted for any reason, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) when the SEC permits a suspension of the right of redemption; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b) or (c) exist.

         The Trustees may suspend or terminate the offering of shares of a Fund at any time.

Redemption by Telephone

         Redemption by telephone is not available for shares for which share certificates have been issued. Redemptions of such shares must be requested by mail as explained in the section entitled "Redemption by Mail" below.

         For other investors, the following procedures are available.

         TO ADDRESS OF RECORD: New investors automatically receive the option, without having to elect it, to redeem by telephone to their address of record for any amount up to $50,000 per Fund. Telephone Redemption to Address of Record may be used as long as the account registration address has not changed within the last 15 days. In order to decline this feature, the shareholder must notify the Program in writing. Any shareholder who refuses Telephone Redemption to Address of Record can later establish the feature with a signature guaranteed written request. This request must be done prior to utilizing this service for the first time.

         TO YOUR BANK--BY MAIL OR BY WIRE: In order to request redemptions by telephone to their bank, shareholders must have completed the telephone redemption authorization included in the enrollment form and have sent the authorization to the Program. This authorization requires designation of a bank account to which the redemption payment is to be sent. The proceeds will be mailed or wired only to the designated bank account.

         (a) NEW INVESTORS wishing to establish telephone redemption to a predesignated bank account must complete the appropriate section on the enrollment form, and send it to the Program.

         (b) EXISTING SHAREHOLDERS who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption payments should either enter the new information on the "Telephone Option Form" which may be obtained by calling the Program, or send a signature guaranteed letter identifying the account and specifying the exact information to be changed. In each case, the letter must be signed exactly as the shareholder's name(s) appears on the account. All requests for telephone redemption should be accompanied by a voided check from the designated bank account. All signatures will require a guarantee, which can be obtained from most banks, credit unions or savings associations, or from broker/dealers, government securities broker/dealers, national securities exchanges, registered securities associations, or clearing agencies deemed eligible by the SEC. An original signature and an original signature guarantee are required for each person in whose name the account is registered. Signature guarantees by notaries public are not acceptable.

         In addition, if shares to be redeemed were purchased by check, mailing of the redemption proceeds may be delayed long enough to assure that the purchase check has cleared.

         If a request for redemption to a shareholder's bank account is made by telephone or fax, payment will be by Federal Reserve wire to the bank account designated on the application form unless a request is made that the redemption be mailed to the designated bank account. For each wire redemption, the program charges a $5.00 fee which is deducted from the proceeds of the redemption.

         Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

         The Trusts and their agents each reserve the right to modify, interrupt, suspend or terminate the telephone redemption privilege at any time, without notice. A shareholder may cancel the telephone redemption authorization upon written notice. Each Trust employs procedures including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Corporation does not follow such procedures, it may be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption by Mail or Fax

         Any shareholder may redeem his or her shares by writing to the Program. All written requests must be signed by at least one person on the account's registration exactly as registered. In addition, for the protection of the shareholder and to prevent fraudulent redemptions, a signature guarantee is required on all written redemption requests for over $50,000. A signature guarantee is also required on written redemption requests for any amount if the check is made payable to someone other than the registered shareholder, if the proceeds are to be forwarded to an address other than the address of record, or if the address of record has changed in the last 15 days. In order to ensure proper authorization before redeeming shares, the Program may request additional documents such as, but not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax required in some states when settling estates.

         Redemption to Address of Record for up to $50,000 without a signature guarantee is an automatic feature of any AARP Fund account unless it has been declined by the shareholder in writing. Any shareholder who refuses this feature can later establish it with a written request containing a signature guarantee. This request must be made prior to utilizing the feature for the first time.

         Any existing share certificates representing shares being redeemed must accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with the signature(s) guaranteed as explained above. It is suggested that the shareholders holding certificated shares or shares registered in other than individual names contact the Program prior to requesting a redemption to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary or partnership, the transfer agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to help ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within seven (7) days after receipt of a request for redemption that complies with the above requirements. Delays of more than seven (7) days for payment for shares tendered for repurchase or redemption may result but only until the purchase check has cleared.

Redemption by Checkwriting

         All new investors in the AARP Money Funds and existing shareholders of these Funds who apply to State Street Bank and Trust Company for checks may use them to pay any person, provided that each check is for at least $100 and not more than $1,000,000. By using one of these checks, the shareholder will receive daily dividend credit on his or her shares in either Fund until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on the Fund's books for 7 days. Shareholders who use this service may also use other redemption procedures. Both Funds pay the bank charges for this service. However, each Fund will review the cost of operation periodically and it reserves the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. An account cannot be closed using the "free Checkwriting" privilege. The Trusts, the transfer agent and the custodian each reserve the right at any time to suspend or terminate the "free Checkwriting" procedure.

Redemption-in-Kind

         The AARP Growth Trust reserves the right to permit the AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund, the AARP Global Growth Fund and the AARP Capital Growth Fund, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. The AARP Growth Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund of the Trust is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund at the beginning of the period.

Other Information

         The value of shares redeemed or repurchased may be more or less than the shareholder's cost depending on the net asset value at the time of redemption or repurchase. The Funds do not impose a redemption or repurchase charge. Redemptions of shares, including redemptions undertaken to effect an exchange for shares of another Fund in the Program, may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding (see "TAXES").

         Shareholders who wish to redeem shares from Retirement Plans (see "RETIREMENT PLANS," below) should contact the Trustee or custodian of the Plan for information on proper procedures.

         The Trustees have established certain amount size requirements. For an account established prior to September 1, 1989 in a particular Fund, the minimum investment is $250. For accounts established on or after September 1, 1989 in a particular Fund, the minimum investment is $500, except that in the case of the AARP High Quality Tax Free Money Fund accounts opened on or after August 1, 1991 the minimum is $2,500. Each Trust reserves the right to adopt a policy that if transactions at any time reduce a shareholder's account in a Fund to below the applicable minimum, the shareholder will be notified that, unless the account is brought up to at least the applicable minimum the Fund will redeem all shares and close the account by making payment to the shareholder. The shareholder has sixty days to bring the account up to the applicable minimum before any action will be taken by the Fund. Reductions in value that result solely from market activity will not trigger an involuntary redemption. No transfer from an existing to a new account may be for less than $500 ($2,500 for AARP High Quality Tax Free Money Fund); otherwise the new account may be redeemed as described above. (This policy applies to accounts of new shareholders in a particular Fund, but does not apply to Retirement Plan Accounts.) The Trustees have the authority to increase the minimum account size.

                                    EXCHANGES

         The procedure for exchanging shares from one AARP Fund to another AARP Fund in the Program, when the account in the new AARP Fund is established with the same registration, telephone option, dividend option and address as the present account, is set forth under "EXCHANGING" in the Prospectus. If the registration data for the account receiving the proceeds of the exchange is to be different in any respect from the account from which shares are to be exchanged, the exchange request must be in writing and must contain a signature guarantee as described under "SIGNATURE GUARANTEES" in the Prospectus. If an exchange involves an initial investment in the Fund being acquired, the amount to be exchanged must be at least $500 ($2,500 for AARP High Quality Tax Free Money Fund) for non-retirement plan accounts. For IRA and Keogh Plan accounts the amount must be $250. If the exchange is made into an existing account, there is no minimum requirement.

         Only exchange orders received between 8:00 a.m. and 4:00 p.m. Eastern time on any business day will ordinarily be accomplished at respective net asset values determined on that day. Exchange orders received after 4:00 p.m. are processed on the next business day.

         Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one AARP Fund to an existing account in another AARP Fund through the AARP Funds' Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the phone or in writing. Automatic Exchanges will continue until the shareholder requests by phone or in writing to have the feature removed, or until the originating account is depleted. The Trusts and the Transfer Agent each reserve the right to modify, interrupt, suspend or terminate the privilege of the Automatic Exchange Program at any time, without notice.

         There is no charge to the shareholder for any exchange described above. An exchange from any AARP Fund other than the AARP Money Funds is likely to result in recognition of gain or loss to the shareholder.

         Investors currently receive the exchange privilege automatically without having to elect it. The Trusts and the AARP Funds' distributor, Scudder Investor Services, Inc., reserve the right to suspend or terminate the exchange privilege at any time. Telephone exchange may be initiated by anyone able to identify the registration of an account, but the proceeds will only be invested in another AARP Fund with the same registration. The AARP Funds employ procedures to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller's identity and sending written confirmation of such transactions. If an AARP Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

         All the AARP Funds in the Program into which investors may make an exchange are described in the combined Prospectus and in this Statement of Additional Information. Before making an exchange, shareholders should read the information in the Prospectus regarding the Fund into which the exchange is being contemplated.

                                TRANSACT BY PHONE

         (See "INVESTOR SERVICES--TRANSACT BY PHONE" in the Prospectus.)

         Shareholders, whose bank of record is a member of the Automated Clearing House Network (ACH) and who have enrolled in the "Transact by Phone" option, may purchase or redeem shares by telephone. Shareholders may purchase shares valued at up to $250,000 but not less than $250. Shareholders may redeem shares in an amount not less than $250.

         In order to utilize the Transact by Phone service, shareholders must have completed the Transact by Phone authorization. This authorization requires designation of a bank account from which the purchase payment will be debited or to which the redemption payment will be credited. New investors wishing to establish the Transact by Phone service can do so by completing the appropriate section on the enrollment form. Existing shareholders who wish to establish Transact by Phone will need to complete a Transact by Phone Enrollment Form. If a shareholder has previously elected the "Telephone Redemption to Bank of Record" and/or the "Automatic Investment Plan" services, the banking information must be identical for all of these services for each of the shareholder's Funds. After sending in their enrollment forms, shareholders should allow 15 days for the service to be activated. The Trusts and their agents each reserve the right to modify, interrupt, suspend or terminate the Transact by Phone service at any time, without notice.

Purchasing Shares by Transact by Phone

         To purchase shares by Transact by Phone, a shareholder should call our service people before 4:00 p.m. Eastern time. Shares will be purchased at that night's closing share price. The shareholder's bank account will be debited on the first business day following the purchase request. Requests received after 4:00 p.m. will be purchased at the next business day's closing price.

Redeeming Shares by Transact by Phone

         To redeem shares by Transact by Phone, a shareholder should call our service people before 4:00 p.m. Eastern time to receive that night's closing share price. Requests received after 4:00 p.m. will be sold at the next business day's closing price. The shareholder's bank account will be credited with redemption proceeds on the second or third business day following the redemption request.

         The AARP Funds employ procedures to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller's identity and sending written confirmation of such transactions. If an AARP Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

                   FEATURES AND SERVICES OFFERED BY THE FUNDS

                   (See "STATEMENTS AND REPORTS," "EXCHANGING" and "INVESTOR SERVICES" in the Prospectus.)

Automatic Dividend Reinvestment

         Investors may elect on their enrollment form whether they wish to receive any dividends from net investment income or any distributions from realized capital gains in cash or to reinvest such dividends and distributions in additional shares of the Fund paying the dividend or distribution. They may also elect to have these payments invested in shares of any other AARP Fund in the Program in which they have an account. If no election is made, dividends and distributions will be reinvested in additional shares. A change of instructions for the method of payment may be given to the Program at any time prior to a record date.

         Each distribution, whether by check or reinvested in a Fund, will include a brief explanation of the source of the distribution.

Distributions Direct

         Investors may also have dividends and distributions automatically deposited to their predesignated bank account through the AARP Funds'
DistributionsDirect Program. Shareholders who elect to participate in the DistributionsDirect Program, and whose predesignated checking account of record is with a member bank of the Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A DistributionsDirect request form can be obtained by calling 1-800-253-2277. Confirmation statements will be mailed to shareholders as notification that distributions have been deposited.

Reports to Shareholders

         The AARP Funds send to shareholders at least semiannually financial statements, which are examined at least annually by independent accountants, including a list of investments held and statements of assets and liabilities, operations, changes in net assets, and financial highlights.

         Investors receive a brochure entitled Your Guide to Simplified Investment Decisions when they order an investment kit for the nine AARP Funds which also contains a prospectus. The Shareholder's Handbook is sent to all new shareholders to help answer any questions they may have about investing. An IRA Handbook is sent to all new IRA shareholders. Every month, shareholders will be sent the newsletter, Financial Focus. Retirement plan shareholders will be sent a special edition of Financial Focus on a quarterly basis. The newsletters are designed to help you keep up to date on economic and investment developments, and any new financial services and features of the Program.

Consolidated Statements

         Shareholders with investments in two or more AARP Funds will receive, without charge, a convenient monthly Consolidated Statement. IRA and Keogh Plan accounts receive Consolidated Statements quarterly. This statement contains the market value of all holdings, a complete listing of transactions for the statement period and a summary of the shareholder's investment program for the statement period and for the year to date. Information may be obtained by contacting the AARP Investment Program from Scudder, P.O. Box 2540, Boston, Massachusetts 02208-2540, or by calling toll free, 1-800-253-2277.

                                RETIREMENT PLANS

         Shares of AARP High Quality Money Fund, AARP GNMA and U.S. Treasury Fund, AARP High Quality Bond Fund, AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund, AARP Global Growth Fund and AARP Capital Growth Fund ("Eligible Funds") may be purchased in connection with several types of tax-deferred retirement plans. These plans were created for members of AARP. Each plan is briefly described below. The plans provide convenient ways for AARP members to make investments which may be tax-deductible for their retirement and have taxes on any income from their investment deferred until their retirement, when they may be in a lower tax bracket. Additional information on each plan may be obtained by contacting the AARP Investment Program from Scudder, P.O. Box 2540, Boston, Massachusetts, 02208-2540, or by calling toll free, 1-800-253-2277. Investment professionals and retirement-benefits experts estimate that prospective retirees will need 70% to 80% of their current salaries during each year of their retirement, with adjustment for changes in prices during retirement, to maintain their current life-style. Investment professionals recommend diversifying investments among stock, bonds and cash-equivalents when building retirement reserves. It is advisable for an investor considering any of the plans described below to consult with an attorney or tax advisor with respect to the terms, suitability requirements and tax aspects of the plan.

AARP No-Fee Individual Retirement Account ("AARP No-Fee IRA")

         Shares of the Eligible Funds may be purchased as the underlying investment for an AARP No-Fee IRA which meets the requirements of Section 408(a) of the Internal Revenue Code. Any AARP member with earned income or wages is eligible to make annual contributions to the AARP No-Fee IRA before the year the member attains age 70 1/2. An individual may establish an AARP No-Fee IRA whether or not he or she is an active participant in another tax-qualified retirement plan, including a tax-sheltered annuity or government plan.

         AARP No-Fee IRA participants may generally contribute to an AARP No-Fee IRA up to the lesser of $2,000 or 100% of their compensation or earned income. If both a husband and wife work, each may set up an AARP No-Fee IRA before the year they attain age 70 1/2, permitting a potential maximum contribution of $4,000 per year for both persons. If one spouse has no earnings, each spouse may have an AARP No-Fee IRA and the total maximum contributions will be $2,250 with no more than $2,000 going to either AARP No-Fee IRA.

         An individual will be allowed a full deduction for contributions to an AARP No-Fee IRA only if (1) neither the individual, nor his or her spouse, if they file a joint return, is an active participant in an employer-maintained retirement plan, or (2) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($25,050 for a single individual, with a phase-out of the deduction for adjusted gross income between $25,050 and $35,000; $40,050 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $40,050 and $50,000). However, an individual not permitted to make a deductible contribution may nonetheless make a nondeductible contribution to an AARP No-Fee IRA.

         Any AARP member who is entitled to receive a qualifying distribution from a qualified retirement plan (including a tax-sheltered annuity plan) or another IRA may make a rollover contribution of all or any portion of the distribution to the AARP No-Fee IRA, either in a direct rollover or within 60 days after receipt of the distribution, whether or not the member has attained age 70 1/2. If a qualified rollover contribution is made, the distribution will not be subject to Federal income tax until distributed from the AARP No-Fee IRA; however, distributions not directly rolled over might be subject to automatic 20% federal tax withholding.

         AARP Mutual Fund Representatives are available to help you transfer your IRA to the AARP No-Fee IRA. You pay no transfer fees for this service. An AARP Mutual Fund Representative can help you with the paperwork, contact your present IRA custodian, help to transfer your funds to the AARP No-Fee IRA, and send you a confirmation when your transfer is complete.

         Earnings on the AARP No-Fee IRA are not subject to current Federal income tax until distributed; distributions are taxed as ordinary income.
Withdrawals attributable to nondeductible contributions are not taxable (however, early withdrawals of such amounts are subject to penalty). The assets in an AARP No-Fee IRA may be withdrawn without penalty after the participant reaches age 59 1/2 or becomes disabled, and must begin to be withdrawn by April 1st following the taxable year in which the participant reaches age 70 1/2.

         The table below shows how much individuals would accumulate in a fully tax-deductible IRA by age 65 (before any distributions) if they contribute $2,000 at the beginning of each year, assuming average annual returns of 5, 10, and 15%. (At withdrawal, accumulations in this table will be taxable.)

                             Value of IRA at Age 65
                 Assuming $2,000 Deductible Annual Contribution

-------------------------------------------------------------------------------

     Starting                          Annual Rate of Return
      Age of      -------------------------------------------------------------
  Contributions            5%                 10%                 15%
-------------------------------------------------------------------------------
        25             $253,680            $973,704          $4,091,908
        35              139,522             361,887             999,914
        45               69,439             126,005             235,620
        55               26,414              35,062              46,699

AARP Keogh Plan

         Shares of the Eligible Funds may be purchased for the AARP Keogh Plan. The AARP Keogh Plan (the "Plan") is designed as a tax-qualified retirement plan consisting of a profit sharing plan and a money purchase pension plan which can be adopted by self-employed persons who are members of AARP and by corporations whose principal shareholders are members of AARP. Self-employed persons may make annual tax-deductible contributions to the Plan equal to the lesser of $30,000 or 20% of their earned income. An adopting corporation may contribute for each employee the lesser of $30,000 or 25% of the employee's taxable compensation. No more than $150,000 (as adjusted) of earned income or taxable compensation may be taken into account, however. If the Plan is "top heavy," a minimum contribution may be required for certain employees. Additional information on contributions to the Plan is found in Your Guide to the AARP Keogh Plan.

         The Plan provides that contributions may continue to be made on behalf of participants after they have reached the age of 70 1/2 if they are still working.

         Lump sum distributions from the Plan may be eligible to be taxed for Federal income tax purposes according to a favorable 5-year averaging (or 10-year averaging for individuals who reached age 50 before 1986) method not available to IRA distributions. If members eligible to join this Plan choose to roll over pension and profit-sharing distributions from other tax-qualified retirement plans, they will retain the right to use the averaging method for such distributions.

         The Plans are prototype plans approved by the Internal Revenue Service.

         In general, distributions from all tax-qualified retirement programs, including IRAs and tax-sheltered annuity programs, must begin by April 1st in the year following the year in which the participant reaches age 70 1/2, whether or not he or she continues to be employed. Excise taxes will apply to premature distributions, and to taxpayers who are required, but fail, to receive a distribution after reaching age 70 1/2. An additional excise tax may apply to certain excess retirement accumulations. Special favorable tax treatment for certain distributions is reduced or phased out, except where grandfathering provisions apply.

         Shares of the Eligible Funds may be purchased also as an investment for an IRA or tax-qualified retirement plan (including a tax-sheltered annuity plan) other than those described above, if permitted by the provisions of the relevant plan.

                                   OTHER PLANS

                  (See "INVESTOR SERVICES" in the Prospectus.)

Automatic Investment

         Shareholders may arrange to make periodic investments through automatic deductions from checking accounts. The minimum pre-authorized investment amount is $50. New shareholders who open a Gift to Minors Account pursuant to the Uniform Gift to Minors Act (UGMA) and the Uniform Transfer to Minors Act (UTMA) and who sign up for the Automatic Investment Plan will be able to open a Fund account for less than $500 if they agree to increase their investment to $500 within a 10 month period. This feature is only available to Gifts to Minors Account investors. The Automatic Investment Plan may be discontinued at any time without prior notice to a shareholder if any debit from their bank is not paid, or by written notice to the shareholder at least thirty days prior to the next scheduled payment to the Automatic Investment Plan.

Automatic Withdrawal Plan

         Shareholders who own or purchase $10,000 or more of shares of a AARP Fund may establish an Automatic Withdrawal Plan with that Fund. The investor can then receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Payments are mailed at the end of each month. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount or percent of account value or declining balance. The Automatic Withdrawal Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s) as described under "SIGNATURE GUARANTEES" in the Prospectus. Any such request must be received by the AARP Fund's transfer agent by the 15th of the month in which such change is to take effect. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the AARP Funds or their agents on written notice, and will be terminated when all shares of the Funds under the Plan have been liquidated or upon receipt by the Funds of notice of death of the shareholder. For more information concerning this plan, write to the AARP Investment Program from Scudder, P.O. Box 2540, Boston, MA 02208-2540 or call, toll-free, 1-800-253-2277.

Direct Payment of Regular Fixed Bills

         Shareholders who own or purchase $10,000 or more of shares of an AARP Fund may arrange to have regular fixed bills such as rent, mortgage or other payments of more than $50 made directly from their account. The arrangements are virtually the same as for an Automatic Withdrawal Plan (see above). For more information concerning this plan, write to the AARP Investment Program from Scudder, P.O. Box 2540, Boston, MA 02208-2540 or call, toll-free, 1-800-253-2277.

                               DIVIDENDS AND YIELD

            (See "UNDERSTANDING FUND PERFORMANCE" in the Prospectus.)

         Each AARP Fund intends to follow the practice of distributing substantially all of its investment company taxable income (which includes, for example, interest, dividends and any excess of net realized short-term capital gains over net realized long-term capital losses, less deductible expenses), and its net tax-exempt interest income, if any. Each AARP Fund also intends to follow the practice of distributing any excess of net realized long-term capital gains over net realized short-term capital losses after reduction for any capital loss carryforwards. However, if it appears to be in the best interests of a Fund and its shareholders, the Fund may retain all or part of such gain for reinvestment.

         AARP Balanced Stock and Bond Fund and AARP Growth and Income Fund intend to pay dividends in March, June, September and December of each year and any net realized capital gains after the September 30 fiscal year end. AARP Global Growth Fund and AARP Capital Growth Fund intend to pay dividends and any realized capital gains over net realized short-term capital losses after reduction for any capital loss carryforwards in December after the September 30 fiscal year end. See "TAXES."

         Both types of distributions will be made in shares of the respective AARP Fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent.

         The net income of each AARP Money Fund, each of the AARP Income Funds and the AARP Insured Tax Free General Bond Fund, is determined as of the close of trading on the Exchange (usually 4:00 p.m. Eastern time) on each day on which the Exchange is open for business. All of the net income so determined normally will be declared as a dividend daily to shareholders of record as of 4:00 p.m. on the preceding day, and distributed monthly. Dividends commence on the next business day after purchase. Dividends which are not paid by check will be reinvested in additional shares of the particular Fund at the net asset value per share determined as of a day selected within five days of the last business day of the month. Checks will be mailed to shareholders no later than the fourth business day of the following month, and consolidated statements confirming the month's dividends will be mailed to shareholders electing to invest dividends in additional shares. Dividends will ordinarily be invested on the last business day of each month at the net asset value per share determined as of the close of regular trading on the Exchange.

         Should the AARP Money Funds incur or anticipate any unusual or unexpected significant expense, depreciation or loss which would affect disproportionately the Fund's income for a particular period, the Trustees of such Fund or the Executive Committee of the Trustees may at that time consider whether to adhere to the dividend policy described above or to revise it in the light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on then existing shareholders. Such expenses may nevertheless result in a shareholder's receiving no dividends for the period during which the shares are held and in receiving upon redemption a price per share lower than that which was paid.

         Similarly, should the AARP High Quality Money Fund incur or anticipate any unusual or unexpected significant income, appreciation or gain which would affect disproportionately the Fund's income for a particular period, the Trustees or the Executive Committee of the Trustees may consider whether to adhere to the dividend policy described above or to revise it in the light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such income, appreciation or gain on the dividend received by existing shareholders. Such actions may reduce the amount of the daily dividend received by existing shareholders.

Performance Information: Computation of Yields and Total Return

a)       The AARP Money Funds

         From time to time, quotations of an AARP Money Fund's yield may be included in advertisements, sales literature or shareholder reports. These yield figures are calculated in the following manner:

         The current yield is the net annualized yield based on a specified 7 calendar-days calculated at simple interest rates. Current yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period and dividing such change by the value of the account at the beginning of the base period to obtain the base-period return. The base-period return is then annualized by multiplying it by 365/7; the resultant product equals net annualized current yield. The current yield figure is stated to the nearest hundredth of one percent. The current yield of the AARP High Quality Money Fund and the AARP High Quality Tax Free Money Fund for the seven-day period ended September 30, 1995 respectively, were 4.97% and 3.37%.

         The effective yield is the net annualized yield for a specified 7 calendar-days assuming a reinvestment in Fund shares of all dividends during the period, i.e., compounding. Effective yield is calculated by using the same base-period return used in the calculation of current yield except that the base-period return is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

             Effective Yield = [(Base Period Return + 1)^365/7] - 1.

         The effective yield of the AARP High Quality Money Fund and the AARP High Quality Tax Free Money Fund for the seven-day period ended September 30, 1995 respectively, were 5.10% and 3.43%.

         As described above, current yield and effective yield are based on historical earnings, show the performance of a hypothetical investment and are not intended to indicate future performance. Current yield and effective yield will vary based on changes in market conditions and the level of Fund expenses.

         In connection with communicating its current yield and effective yield to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual Funds tracked by mutual Fund rating services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

b) The AARP Money Funds, AARP Income Funds, AARP Growth Funds and AARP Insured Tax Free General Bond Fund

         From time to time, quotations of a Fund's total return may be included in advertisements, sales literature or shareholder reports. This total return figure is calculated in the following manner:

         The total return is the average annualized compound rate of return for, where applicable, the periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. Total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Total return is calculated by finding the average annualized compound rates of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1
Where:

            T        =       average annualized compound total rate of return
            P        =       a hypothetical initial investment of $1,000
            n        =       number of years
            ERV      =       ending  redeemable value: ERV is the value
                             at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

                                                                        Total Return
                                              -----------------------------------------------------------------
                                                 One Year Ended       Five Years Ended      Ten Years Ended
                                                    9/30/95               9/30/95              9/30/95(1)
                                                    -------               -------              ----------
AARP High Quality Money Fund                          4.99%                 4.05%                 5.39%
AARP High Quality Tax Free Money Fund                 2.99                  3.00*                 4.28*
AARP GNMA and U.S. Treasury                          10.31                  7.77                  8.17
AARP High Quality Bond                               12.98                  8.98                  8.58
AARP Insured Tax Free General Bond                   10.21                  8.55                  8.64
AARP Balanced Stock and Bond Fund                    16.80                  n.a..                 9.28
AARP Growth and Income                               20.43                 17.12                 14.55
AARP Global Growth Fund                               n.a.                  n.a.                  n.a.
AARP Capital Growth                                  23.47                 16.81                 14.10


(1) For the ten fiscal years ended September 30, 1995 for each of the above listed Funds except for the period February 1, 1994 (commencement of operations) to September 30, 1995 for the AARP Balanced Stock and Bond
         Fund.

* Prior to August 1, 1991, the AARP High Quality Tax Free Money Fund operated as the AARP Insured Tax Free Short Term Fund. The total return figures for the five and ten years ended September 30, 1995 for the AARP High Quality Tax Free Money Fund are representative of the Fund prior to its conversion date except that the figures have been adjusted to reflect its conversion to a money market fund.


         In addition to total return described above, the Funds may quote nonstandard "cumulative total return."

         The cumulative total return is the rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the rates of return of a hypothetical investment over such periods, according to the following formula. (Cumulative total return is then expressed as a percentage):

                                 C = (ERV/P) -1

          C        =       Cumulative Total Return
          P        =       a hypothetical initial investment of $1,000
          ERV      =       ending redeemable value: ERV is the value,
                           at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

                                                                  Cumulative Total Return
                                              -----------------------------------------------------------------
                                                 One Year Ended       Five Years Ended      Ten Years Ended
                                                    9/30/95               9/30/95              9/30/95(1)
                                                    -------               -------              ----------
AARP Balanced Stock and Bond Fund                     16.80%                 n.a.                 15.89%
AARP Growth and Income                                20.43                120.33%               289.03
AARP Global Growth Fund                                n.a.                  n.a.                  n.a.
AARP Capital Growth                                   23.47                117.50                273.88


(1)      For the period  February 1, 1994  (commencement  of  operations)  to September  30, 1995 for the AARP Balanced



c)       The AARP Income Funds and AARP Insured Tax Free General Bond Fund


         From time to time, quotations of an AARP Fund's yield may be included in advertisements, sales literature or shareholder reports. This yield is calculated in the following manner.

         The yield is the net annualized SEC yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2[((a-b)/cd + 1)^6 - 1]
         Where:

               a        =       dividends  and interest  earned  during  the
                                period,  including  (except for  mortgage or
                                receivable-backed      obligations)      the
                                amortization  of market premium or accretion
                                of  market   discount.   For   mortgage   or
                                receivables-backed  obligations, this amount
                                includes  realized  gains or losses based on
                                historic  cost  for   principal   repayments
                                received.
               b        =       expenses accrued for the period (net of
                                reimbursements).
               c        =       the average daily number of shares outstanding
                                during the period that were entitled to receive
                                dividends.
               d        =       the maximum offering price per share on the last
                                day of the period.

                                               Yield for the 30-day period
                 Fund                            ended September 30, 1995
                 ----                            ------------------------

AARP GNMA and U.S. Treasury                             6.61%
AARP High Quality Bond                                  5.94
AARP Insured Tax Free General Bond                      4.76

d)       AARP Insured Tax Free General Bond and AARP High Quality Tax Free Money
         Fund

         The tax equivalent yield is the net annualized after-tax yield based on a specified seven day period for money market funds or on a specified 30-day (one month) period for non-money market funds assuming a reinvestment of all dividends paid during the period, i.e., compounding. Tax equivalent yield is calculated by dividing that portion of the Fund's yield (as computed in the yield description above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

                                                     Equivalent Taxable Yields
                                                 period ended September 30, 1995
                                                 -------------------------------

                     Fund             Tax Bracket:        28%            31%

AARP High Quality Tax Free Money                         4.68%          4.88%
AARP Insured Tax Free General Bond                       6.61%          6.90%

(e)      General Performance Information

         Quotations of an AARP Fund's performance are based on historical earnings and are not intended to indicate future performance of the Fund. An investor's shares when redeemed may be worth more or less than their original cost. Performance of a Fund will vary based on changes in market conditions and the level of the Fund's expenses. In periods of declining interest rates a Fund's quoted yield and 30-day current yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Fund's quoted yield and 30-day current yield will tend to be somewhat lower.

         Comparison of non-standard performance data of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

         From time to time, in marketing and other AARP Fund literature, these AARP Funds' performances may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations, such as Lipper Analytical Services, Inc. ("Lipper"), Investment Company Data, Inc. ("ICD"), CDA Investment Technologies, Inc. ("CDA"), Value Line Mutual Fund Survey, Morningstar, Inc. and other independent organizations. For instance, AARP Growth Funds will be compared to funds in the growth fund category; and so on. In similar fashion, the performance of the AARP GNMA and U.S. Treasury Fund will be compared to that of certificates of deposit. Evaluations of AARP Fund performance made by independent sources or independent experts may also be used in advertisements concerning the AARP Funds, including reprints of, or selections from, editorials or articles about these Funds.

         In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Indices with which the Fund may be compared include but are not limited to, the following:
Standard & Poor's  500 Stock  Index (S&P  500),  The  Europe/Australia/Far  East
(EAFE) Index, Morgan Stanley Capital International World Index, J.P. Morgan Global Traded Bond Index, and Salomon Brothers World Government Bond Index.

         Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

         Evaluation of Fund performance made by independent sources may also be used in advertisements concerning the Funds, including reprints of, or selections from, editorials or articles about these Funds. Sources for AARP Fund performance information and articles about the AARP Funds may include, but are not limited to, the following:

American Association of Individual Investors' Journal, a monthly publication of the AAII that includes articles on investment analysis techniques.

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Banxquote, an on-line source of national averages for leading money market and bank CD interest rates, published on a weekly basis by MasterFund, Inc. of Wilmington, Delaware.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

CDA Investment Technologies, Inc., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Federal Reserve Bulletin, a monthly publication that reports domestic and international financial statistics, including short-term certificate of deposit interest rates.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

The Frank Russell Company, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance.

Global  Investor,   a  European   publication  that  periodically   reviews  the
performance of U.S. mutual funds investing internationally.

IBC/Donoghue's Money Fund Report, a weekly publication of the Donoghue Organization, Inc., of Holliston, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "Donoghue's Money Fund Average," and "Donoghue's Government Money Fund Average."

Ibbotson Associates, Inc., a company specializing in investment research and data.

Investment Company Data, Inc., an independent organization which provides performance ranking information for broad classes of mutual funds.

Investor's Daily, a daily newspaper that features financial, economic, and business news.

Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley International, an integrated investment banking firm that compiles statistical information.

Mutual Fund Values,  a biweekly  Morningstar,  Inc.  publication  that  provides
ratings  of  mutual  funds  based  on  fund  performance,   risk  and  portfolio
characteristics.

The New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter published by Sheldon Jacobs that includes mutual fund performance data and recommendations for the mutual Fund investor.

No-Load Fund X, a monthly newsletter published by DAL Investment Company, Inc. that reports on mutual fund performance, rates funds, and discusses investment strategies for the mutual fund investor.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Smart Money, a national personal finance magazine published monthly by Dow Jones and Company, Inc. and The Hearst Corporation. Focus is placed on ideas for investing, spending and saving.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

United Mutual Fund Selector, a semi-monthly investment newsletter, published by Babson United Investment Advisors, that includes mutual fund performance data and reviews of mutual fund portfolios and investment strategies.

USA Today, a leading national daily newspaper.

U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

Value Line Mutual Fund Survey, an independent organization that provides biweekly performance and other information on mutual funds.

The Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Working Women, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

Worth, a national publication put out 10 times per year by Capital Publishing Company, a subsidiary of Fidelity Investments. Focus is placed on personal financial journalism.

                               TRUST ORGANIZATION

                  (See "FUND ORGANIZATION" in the Prospectus.)

         Each of the AARP Funds is a separate series of a Massachusetts business trust. AARP GNMA and U.S. Treasury Fund and AARP High Quality Bond Fund are series of AARP Income Trust. AARP High Quality Tax Free Money Fund and AARP Insured Tax Free General Bond Fund are series of AARP Tax Free Income Trust which changed its name from AARP Insured Tax Free Income Trust on August 1, 1991. AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund, AARP Global Growth Fund and AARP Capital Growth Fund are series of AARP Growth Trust. Each of the above Trusts was established under a separate Declaration of Trust dated June 8, 1984. AARP High Quality Money Fund is a separate series of the AARP Cash Investment Funds, which was established under a Declaration of Trust dated January 20, 1983. The original name of AARP Cash Investment Funds was Master Investment Services Fund. That name was changed to AARP Money Fund Trust on February 6, 1985, and to its present name on May 24, 1985. Each Trust's shares of beneficial interest of $.01 (AARP High Quality Tax Free Money Fund $.001) par value per share are issued in separate series. AARP Cash Investment Funds has three series in addition to AARP High Quality Money Fund that are not currently offered. None of the other Trusts has an existing series which is not currently being offered. Other series may be established and/or offered by the Trusts in the future. Each share of a series represents an interest in that series which is equal to each other share of that series.

         The assets received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to that series and constitute the underlying assets of that series. The underlying assets of each series are segregated on the books of account of the Trust, and are to be charged with the liabilities of that series. The Trustees have determined that expenses with respect to all series in a Trust are to be allocated in proportion to the net asset value, or such other reasonable basis, of the respective series in that Trust except where allocations of direct expenses can otherwise be more fairly made. The officers of each Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to all the series in a Trust. Each Trust's Declaration of Trust provides that allocations so made to each series shall be binding on all persons. While each Declaration of Trust provides that liabilities of a series may be satisfied only out of the assets of that series, it is possible that if a series were unable to meet its obligations, a court might find that the assets of other series in the Trust should satisfy such obligations. In the event of the dissolution or liquidation of a Trust, the holders of the shares of each series are entitled to receive as a class the underlying assets of that series available for distribution to shareholders.

         Shareholders are entitled to one vote per share. Separate votes are taken by each series on all matters except where the 1940 Act requires that a matter be decided by the vote of shareholders of all series of a Trust voting together or where a matter affects only one of the series, in which case only shareholders of that series shall vote thereon. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of each Trust's investment advisory agreement is a matter to be determined separately by each series in that Trust. Approval of the agreement by the shareholders of one series in a Trust is effective as to that series whether or not enough votes are received from the shareholders of other series in the Trust to approve such agreement as to the other series.

         The Trustees of each Trust have the authority to establish additional series and to designate the relative rights and preferences as between the series. All shares issued and outstanding of each series that is offered by a Trust will be fully paid and non-assessable by the Trust, and redeemable as described in this Statement of Additional Information and in the Prospectus.

         Each Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against litigation in which they may be involved because of their offices with the Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in any of the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                             MANAGEMENT OF THE FUNDS

                  (See "FUND ORGANIZATION" in the Prospectus.)

         Each Trust has retained Scudder, Stevens & Clark, Inc., a Delaware corporation (the "Fund Manager"), to perform management and investment advisory services for the Funds pursuant to Investment Management and Advisory Agreements with each Trust ("Management Agreement") dated February 1, 1994.

         Each Management Agreement provides that the Fund Manager will regularly provide, or cause to be provided, to the AARP Funds investment research, advice and supervision and furnish continuously an investment program for the AARP Funds consistent with each Fund's investment objective and policies.

         The Fund Manager assumes responsibility for the compensation and expenses of all officers and executive employees of each Trust and makes available or causes to be made available, without expense to the Trusts, the services of such of its partners, directors, officers and employees as may duly be elected officers or Trustees of a Trust, subject to their individual consent to serve and to any limitations imposed by law, and pays the Trusts' office rent and provides, or causes to be provided, investment advisory, research and statistical facilities and related clerical services. For these services the AARP Funds pay the Fund Manager a monthly fee consisting of a base fee and an individual Fund fee. The base fee is based on average daily net assets of all Funds in the AARP Investment Program, as follows:

           Program Assets                    Annual Rate at Each
             (Billions)                          Asset Level
             ----------                          -----------
              First $2                              0.35%
              Next $2                                0.33
              Next $2                                0.30
              Next $2                                0.28
              Next $3                                0.26
              Next $3                                0.25
              Over $14                               0.24

         Total program assets as of September 30, 1995 were over $12 billion.

         All AARP Funds pay a flat individual Fund fee based on the net assets of that Fund.

         The individual Fund fees are as follows:

         AARP High Quality Money Fund, 10/1200 of 1% (or approximately .10 of 1% on an annual basis);
         AARP GNMA and U.S. Treasury Fund, 12/1200 of 1% (or approximately .12 of 1% on an annual basis);
         AARP High Quality Bond Fund, 19/1200 of 1% (or approximately .19 of 1% on an annual basis);
         AARP High Quality Tax Free Money Fund, 10/1200 of 1% (or approximately .10 of 1% on an annual basis);
         AARP  Insured  Tax   Free   General   Bond   Fund,  19/1200  of  1% (or
         approximately  .19 of 1% on an annual  basis);
         AARP Balanced Stock and Bond Fund, 19/1200 of 1% (or approximately .19 of 1% on an annual basis);
         AARP Growth and Income Fund, 19/1200 of 1% (or approximately .19 of 1% on an annual basis);
         AARP Global Growth Fund, 55/1200 of 1% (or approximately .55 of 1% on an annual basis);
         AARP Capital Growth Fund, 32/1200 of 1% (or approximately .32 of 1% on an annual basis).

         The advisory fees for the fiscal years ended September 30, 1993 and up to January 31, 1994 under the previous Investment Management and Advisory Agreements and under the present Investment Management Agreement from February 1, 1994 to September 30, 1994 and for the fiscal year ended September 30, 1995 were as follows:

                                                                   1993              1994             1995
                                                                   ----              ----             ----
          AARP High Quality Money Fund                         $ 1,358,702       $ 1,244,322      $ 1,492,545
          AARP GNMA and U.S. Treasury Fund                      26,404,563        26,198,841       22,095,173
          AARP High Quality Bond Fund                            2,344,628         2,952,999        2,600,629
          AARP High Quality Tax Free Money Fund                    637,451           568,107          493,693
          AARP Insured Tax Free General Bond Fund                8,631,469         9,944,429        8,813,051
          AARP Balanced Stock and Bond Fund*                      n.a.               365,435          960,412
          AARP Growth and Income Fund                            5,405,394         9,533,476       12,406,325
          AARP Global Growth Fund**                               n.a.             n.a.              n.a.
          AARP Capital Growth Fund                               3,176,921         4,184,437        3,988,023

         Each Management Agreement provides that the Fund Manager will reimburse the AARP Funds or the Trust for annual expenses in excess of the lowest expense limitation imposed by the states in which the Funds of the particular Trust are at the time offering their shares for sale, although no payments are required to be made by the Fund Manager pursuant to this reimbursement provision in excess of the annual fee paid by the funds of a Trust to the Fund Manager. Management has been advised that the lowest such limitation is currently 2 1/2% of the first $30,000,000 of such net assets, 2% of the next $70,000,000 of such net assets and 1 1/2% of such net assets in excess of $100,000,000. Certain expenses such as brokerage commissions, taxes, extraordinary expenses and interest are excluded from such limitation. The Fund Manager has agreed that its obligation to reimburse the Funds will not be restricted to the amounts of the management fees. Such agreement may be modified or withdrawn without shareholder approval.

         The expense ratios, net of voluntary and statutory fee waivers and reimbursements of expenses, for the periods ended September 30, 1993, 1994 and 1995 were as follows:

                                                                   1993             1994           1995
                                                                   ----             ----           ----
          AARP High Quality Money Fund                             1.31%           1.13%           .98%
          AARP GNMA and U.S. Treasury Fund                          .70             .66             .67
          AARP High Quality Bond Fund                              1.01             .95             .95
          AARP High Quality Tax Free Money Fund                     .93             .90             .87
          AARP Insured Tax Free General Bond Fund                   .72             .68             .69
          AARP Balanced Stock and Bond Fund*                       n.a.             1.31           1.01
          AARP Growth and Income Fund                               .84             .76             .72
          AARP Global Growth Fund                                  n.a.             n.a.           n.a.
          AARP Capital Growth Fund                                 1.05             .97             .95

         For the fiscal years ended September 30, 1993, 1994 and 1995, the reimbursements by the Fund Manager based on the expense limitation then in effect were as follows:

                                                                   1993             1994           1995
                                                                   ----             ----           ----
          AARP High Quality Money Fund                              --              --              --
          AARP GNMA and U.S. Treasury Fund                          --              --              --
          AARP High Quality Bond Fund                               --              --              --
          AARP High Quality Tax Free Money Fund                  $278,471          $8,083           --
          AARP Insured Tax Free General Bond Fund                   --              --              --
          AARP Balanced Stock and Bond Fund*                       n.a.             --              --
          AARP Growth and Income Fund                               --              --              --
          AARP Global Growth Fund**                                n.a.             n.a.           n.a.
          AARP Capital Growth Fund                                  --              --              --

  *AARP Balanced Stock and Bond Fund commenced operations on February 1, 1994. **AARP Global Growth Fund commenced operations on February 1, 1996.

         If reimbursement is required, it will be made as promptly as practicable after the end of each Trust's fiscal year. However, no fee payment will be made to the Fund Manager during any fiscal year which will cause year-to-date expenses to exceed the cumulative pro rata expense limitation at the time of such payment. The amortization of organizational costs is described herein under "ADDITIONAL INFORMATION - Other Information."

         Under the Management Agreements, each Trust is responsible for all of its other expenses including organizational expenses; clerical salaries; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; any fees for portfolio pricing paid to a pricing agent; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the transfer agent; the cost of preparing share certificates, if any, and any other expenses including clerical expenses of issue, redemption or repurchase of shares; the expenses and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with the Fund Manager, Scudder, Stevens & Clark, Inc., AARP Financial Services Corporation or AARP; the cost of preparing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Trust may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Trust. Each Trust is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto. The custodian agreement for each Trust provides that the custodian shall compute the net asset value for that Trust.

         Each Management Agreement provides that the Fund Manager shall not be required to pay expenses of distribution of the Funds' shares to the extent that
(i) such distribution expenses are, pursuant to a written contract, to be borne by a principal underwriter of the Trust ("Scudder Investor Services, Inc." is principal underwriter for the AARP Trusts), (ii) the Trust shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act ("Rule 12b-1 plan") providing for the Trust (or the Funds or some other party) to assume some or all of such expenses, or (iii) such expenses are required to be paid by Scudder, Stevens & Clark, Inc. To the extent such expenses of distribution are not to be borne by a principal underwriter, or are not permitted to be paid by the Trust (or a Fund or such other party) pursuant to a Rule 12b-1 plan, they are to be assumed by the Fund Manager. (The adoption of a Rule 12b-1 plan by a Trust would require the approval of the Trustees, including a majority of those Trustees who are not interested persons of the Trust, and of a majority of the outstanding voting securities of each Fund.)

         The Management Agreements for all Funds except AARP Global Growth Fund will remain in effect until August 31, 1996 and from year to year thereafter only if their continuance is specifically approved at least annually by the vote of a majority of those Trustees who are not parties to such Agreements or "interested persons" of the Fund Manager, Scudder, Stevens & Clark, Inc. or the particular Trust cast in person at a meeting called for the purpose of voting on such approval and either by vote of a majority of the Trustees or, with respect to each Fund, by a majority of the outstanding voting securities of that Fund. The Supplement to Investment Management Agreement for the AARP Global Growth Fund will remain in effect until August 31, 1997 and from year to year thereafter only if its continuance is specifically approved at least annually by the vote of a majority of those Trustees who are not parties to such Agreement or "interested persons" of the Fund Manager, Scudder, Stevens & Clark, Inc. or the particular Trust cast in person at a meeting called for the purpose of voting on such approval and either by vote of a majority of the Trustees or, by a majority of the outstanding voting securities of the AARP Global Growth Fund. In the event a Management Agreement is approved by the shareholders of one of the Funds but not by the shareholders of the other Fund, the Management

Agreement will continue in effect as to the former Fund but not the latter. The Management Agreements for all Funds except AARP Global Growth Fund were last approved by the Trustees (including a majority of the Trustees who are not "interested persons") on June 28, 1995 and by the shareholders on January 13, 1994. The Supplement to Investment Management Agreement for AARP Global Growth Fund dated February 1, 1996 was approved by the Trustees on December 13, 1995 and by the initial shareholder on January 24, 1996. Each Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice, and automatically terminates in the event of its assignment.

         Scudder, Stevens & Clark, Inc. is one of the most experienced investment management firms in the United States. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual Fund to the public. In 1953, Scudder introduced Scudder International Fund, the first Fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The principal source of the Fund Manager's income is professional fees received from providing continuous investment advice, and the firm derives no income from banking, brokerage or underwriting of securities. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations. In addition, it manages Montgomery Street Income Securities, Inc., Scudder California Tax Free Trust, Scudder Cash Investment Trust, Scudder Equity Trust, Scudder Fund, Inc., Scudder Funds Trust, Scudder Global Fund, Inc., Scudder GNMA Fund, Scudder Institutional Fund, Inc., Scudder International Fund, Inc., Scudder Investment Trust, Scudder Municipal Trust, Scudder Mutual Funds, Inc., Scudder New Asia Fund, Inc., Scudder New Europe Fund, Inc., Scudder Portfolio Trust, Scudder Securities Trust, Scudder State Tax Free Trust, Scudder Tax Free Money Fund, Scudder Tax Free Trust, Scudder U.S. Treasury Money Fund, Scudder Variable Life Investment Fund, Scudder World Income Opportunities Fund, Inc., The Argentina Fund, Inc., The Brazil Fund, Inc., The First Iberian Fund, Inc., The Korea Fund, Inc., The Japan Fund, Inc., and The Latin America Dollar Income Fund, Inc. Some of the foregoing companies or trusts have two or more series.

         The Fund Manager maintains a large research department, which conducts continuous studies of the factors that affect the condition of various industries, companies and individual securities. In this work, the Fund Manager utilizes certain reports and statistics from a wide variety of sources, including brokers and dealers who may execute portfolio transactions for the Fund and for clients of the Fund Manager, but conclusions are based primarily on investigations and critical analyses by its own research specialists.

         Certain investments may be appropriate for more than one Fund and also for other clients advised by the Fund Manager. Investment decisions for each Fund and for other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one Fund or client or in different amounts and at different times for more than one but less than all Funds or other clients. Likewise, a particular security may be bought for one or more Funds or clients when one or more other Funds or clients are selling the security. In addition, purchases or sales of the same security may be made for two or more Funds or clients on the same date. In such event such transactions will be allocated among the Funds and/or clients in a manner believed by the Fund Manager to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other Funds or clients of the Fund Manager in the interest of most favorable net results to the particular Fund.

         Each Management Agreement provides that the Fund Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with matters to which the respective agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Fund Manager in the performance of its duties or from reckless disregard by the Fund Manager of its obligations and duties under the respective agreement.

         In reviewing the terms of each Management Agreement and in discussions with the Fund Manager concerning such agreements, the Trustees of each Trust who are not "interested persons" of that Trust have been represented by independent counsel at the Trust's expense. Dechert Price & Rhoads acts as general counsel for the Trusts.

         Pursuant to a Member Services Agreement with the Fund Manager, dated February 1, 1994, AARP Financial Services Corp. ("AFSC") provides the Fund Manager with nondistribution related service and advice primarily concerning designing and tailoring the AARP Investment Program from Scudder and its Funds to meet the needs of AARP's members on an ongoing basis. AARP Financial Services Corp. receives, as compensation for its services, a Monthly Member Services fee. The fee paid to AFSC is calculated on a daily basis and depends on the level of total assets of the AARP Investment Program. The fee rate decreases as the level of total assets increases. The fee rate for each level of assets is .07 of 1% for the first $6 billion, .06 of 1% for the next $10 billion and .05 of 1% thereafter.

         The Member Services Agreement will remain in effect until August 31, 1996 and from year to year thereafter only if its continuance is specifically approved at least annually by the vote of a majority of those Trustees who are not "interested persons" of the Fund Manager, AFSC, or the Funds cast in person at a meeting called for the purpose of voting on such approval and either by vote of a majority of the Trustees or, with respect to each Fund, by a majority of the outstanding voting securities of that Fund. The continuance of the Member Services Agreement was last approved by the Trustees (including a majority of the Trustees who are not such "interested persons") on June 28, 1995 and by shareholders on January 13, 1994. The Member Services Agreement may be terminated at any time without payment of penalty by the Funds on sixty days' written notice, or by AFSC upon six months' notice to the Funds and to the Fund Manager, and automatically terminates in the event of its assignment or the assignment of the Management Agreement.

         Pursuant to a Service Mark License Agreement, dated November 30, 1984 (February 18, 1985 in the case of AARP Cash Investment Funds), among the Trusts, the Fund Manager and AARP, use of the AARP service marks by a Trust and its Funds will be terminated, unless otherwise agreed to by AARP, upon termination of that Trust's Management Agreement.

         Officers and employees of the Fund Manager from time to time may have transactions with various banks, including the AARP Funds' custodian bank. It is the Fund Manager's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

         None of the officers or Trustees of a Trust may have dealings with that Trust as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Funds.

Personal Investments by Employees of Scudder

     Employees of Scudder are permitted to make personal securities transactions, subject to requirements and restrictions set forth in Scudder's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Funds. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                                                 TRUSTEES AND OFFICERS

                                                                                               Position with
                                                                                               Underwriter,
Name                                  Position              Principal                          Scudder Investor
and Address                           with Trusts           Occupation**                       Services, Inc.
-----------                           -----------           ------------                       --------------
Cuyler W. Findlay#*                   Chairman of the       Managing Director of Scudder,      Senior Vice President
                                      Board and Trustee     Stevens & Clark, Inc.              and Director

Horace B. Deets+*                     Vice Chairman and     Executive Director, American       -
                                      Trustee               Association of Retired Persons

                                       53

                                                                                               Position with
                                                                                               Underwriter,
Name                                  Position              Principal                          Scudder Investor
and Address                           with Trusts           Occupation**                       Services, Inc.
-----------                           -----------           ------------                       --------------

Linda Coughlin#*                      President and         Managing Director of Scudder,      Director
                                      Trustee               Stevens & Clark, Inc.


Carole Lewis Anderson                 Trustee (1,2)         President, MASDUN Capital          -
3616 Reservoir Road, N.W.                                   Advisors; Formerly Principal,
Washington, DC                                              Suburban Capital Markets, Inc.;
                                                            Director, VICORP Restaurants,
                                                            Inc.; Member of the Board,
                                                            Association for Corporate Growth
                                                            of Washington, D.C.; Trustee,
                                                            Hasbro Children's Foundation and
                                                            Mary Baldwin College


Adelaide Attard                       Trustee (2,4)         Gerontology Consultant; Member,    -
270-28N Grand Central Parkway                               New York City Department of
Floral Park, NY                                             Aging Advisory Council -
                                                            Appointed by Mayor (1995); Board
                                                            Member, American Association on
                                                            International Aging (1981 to
                                                            present); Commissioner, County
                                                            of Nassau, New York, Dept. of
                                                            Senior Citizen Affairs
                                                            (1971-1991); Chairperson,
                                                            Federal Council on Aging
                                                            (1981-1986)

Cyril F. Brickfield+*                 Trustee (2,3,4),      Honorary President and Special     -
                                      Honorary Trustee      Counsel, American Association of
                                      (1)                   Retired Persons


Robert N. Butler, M.D.                Trustee (2,4)         Director, International            -
211 Central Park West                                       Longevity Center and Professor
Apt. 7F                                                     of Geriatrics and Adult
New York, NY                                                Development; Chairman, Henry L.
                                                            Schwartz Department of
                                                            Geriatrics and Adult
                                                            Development, Mount Sinai Medical
                                                            Center (1982 to present);
                                                            Formerly Director, National
                                                            Institute on Aging, National
                                                            Institute of Health (1976-1982)



                                       54

                                                                                               Position with
                                                                                               Underwriter,
Name                                  Position              Principal                          Scudder Investor
and Address                           with Trusts           Occupation**                       Services, Inc.
-----------                           -----------           ------------                       --------------


Esther Canja+                         Trustee               Vice President, American
                                                            Association of Retired Persons;
                                                            Trustee and Chair, AARP Group
                                                            Health Insurance Plan; Board
                                                            Liaison, National Volunteer
                                                            Leadership Network Advisory
                                                            Committee; Chair, Board
                                                            Operations Committee; AARP State
                                                            Director of Florida (1990-1992)


Edgar R. Fiedler                      Trustee (1,2,3)       Vice President and Economic        -
845 Third Ave.                                              Counselor, The Conference Board,
New York, NY                                                Inc.


Lt. Gen. Eugene P. Forrester          Trustee (2,3)         Lt. General (Retired), U.S.        -
1101 S. Arlington Ridge Rd.                                 Army; International Trade
Arlington, VA                                               Counselor (1983 to present);
                                                            Consultant


Wayne F. Haefer*                      Trustee (2,3,4)       Director, Membership Division of   -
                                                            AARP; Formerly Secretary,
                                                            Employee's Pension and Welfare
                                                            Trusts of AARP and Retired
                                                            Persons Services, Inc.



George L. Maddox, Jr.                 Trustee (2,3)         Professor Emeritus and Director,   -
P.O. Box 2920                                               Long Term Care Resources
Duke Univ. Medical Center                                   Program, Duke University Medical
Durham, NC                                                  Center; Professor Emeritus of
                                                            Sociology, Departments of
                                                            Sociology and Psychiatry, Duke
                                                            University


                                       55

                                                                                               Position with
                                                                                               Underwriter,
Name                                  Position              Principal                          Scudder Investor
and Address                           with Trusts           Occupation**                       Services, Inc.
-----------                           -----------           ------------                       --------------

Robert J. Myers                       Trustee (1,2,4)       Actuarial Consultant (1983 -       -
9610 Wire Ave.                                              present); Formerly Chairman,
Silver Spring, MD                                           Commission on Railroad
                                                            Retirement Reform (1988-90);
                                                            Deputy Commissioner, U.S. Social
                                                            Security Administration
                                                            (1981-1982); Member, National
                                                            Commission on Social Security
                                                            (1978-1981); Formerly Executive
                                                            Director, National Commission on
                                                            Social Security Reform
                                                            (1982-1983); Director, NASL
                                                            Series Fund, Inc.; Director:
                                                            NASL Series Trust, Inc. and
                                                            North American Funds, Inc.;
                                                            Member, U.S. Office of
                                                            Technology Assessment,
                                                            Prospective Payment Assessment
                                                            Commission.


James H. Schulz                       Trustee (3,4)         Professor of Economics and         -
158 Scruton Pond Road                                       Kirstein Professor of Aging
Barrington, NH 03825                                        Policy, Policy Center on Aging,
                                                            Florence Heller School, Brandeis
                                                            University

Gordon Shillinglaw                    Trustee (1,3,4)       Professor Emeritus of              -
196 Villard Ave.                                            Accounting, Columbia University
Hastings-on-Hudson, NY                                      Graduate School of Business



Thomas W. Joseph##                    Vice President        Principal of Scudder, Stevens &    Vice President,
                                                            Clark, Inc.                        Director, Treasurer and
                                                                                               Assistant Clerk

David S. Lee##                        Vice President and    Managing Director of Scudder,      President, Assistant
                                      Assistant Treasurer   Stevens & Clark, Inc.              Treasurer and Director


Thomas F. McDonough##                 Vice President and    Principal of Scudder, Stevens &    Clerk
                                      Assistant Secretary   Clark, Inc.

Pamela A. McGrath##                   Vice President and    Managing Director of Scudder,      -
                                      Treasurer             Stevens & Clark, Inc.

Edward J. O'Connell#                  Vice President and    Principal of Scudder, Stevens &    Assistant Treasurer
                                      Assistant Treasurer   Clark, Inc.


James W. Pasman##                     Vice President        Principal of Scudder, Stevens &    -
                                                            Clark, Inc.


                                       56

                                                                                               Position with
                                                                                               Underwriter,
Name                                  Position              Principal                          Scudder Investor
and Address                           with Trusts           Occupation**                       Services, Inc.
-----------                           -----------           ------------                       --------------

Kathryn L. Quirk#                     Vice President and    Managing Director of Scudder,      Vice President
                                      Secretary             Stevens & Clark, Inc.

Howard Schneider#                     Vice President        Managing Director of Scudder,      -
                                                            Stevens & Clark, Inc.

Cornelia M. Small#                    Vice President        Managing Director of Scudder,      -
                                                            Stevens & Clark, Inc.

1)        AARP Cash Investment Funds           3)       AARP Tax Free Income Trust
2)        AARP Income Trust                    4)       AARP Growth Trust



*        Messrs. Brickfield, Deets, Findlay, Haefer and Ms. Canja and Ms. Coughlin are Trustees of each of the Trusts and are considered by the Trusts and their counsel to be persons who are "interested persons" of the Trusts
         (within the meaning of the 1940 Act).
**       Unless  otherwise  stated,  all the  Trustees  and  officers  have been associated  with their  respective  companies for more than five years, but not necessarily in the same capacity.
#        Address:  345 Park Avenue, New York, New York
##       Address:  Two International Place, Boston, Massachusetts
+        Address:  601 E Street, N.W., Washington, D.C.



         As of December 31, 1995, all Trustees and officers of the Funds as a group owned beneficially (as that term is defined under Section 13(d) of the Securities Exchange Act) less than 1% of the outstanding shares of each Fund. To the best of the Trusts' knowledge as of December 31, 1995 no person owned beneficially more than 5% of the outstanding shares of any of the Trusts.

                                  REMUNERATION

         Several of the officers and Trustees of the Trusts may be officers or employees of Scudder, Stevens & Clark, Inc., Scudder Service Corporation, Scudder Investor Services, Inc., or Scudder Trust Company and will participate in the fees received by such entities. No individual affiliated with AARP will participate directly in any such fees. The Trusts pay no direct remuneration to any officer of the Trusts. However, each of the Trustees who is not affiliated with Scudder, Stevens & Clark, Inc. or AARP will be paid by the Trust(s) for which he or she serves as Trustee. Each of these unaffiliated Trustees will receive an annual fee of $2000 from each Fund for which he or she serves plus $270 for each Trustees' meeting and $200 for each audit committee meeting or meeting held for the purpose of considering arrangements between the Fund and the Fund Manager or any of its affiliates attended. Each unaffiliated Trustee also receives $100 per committee meeting, other than an audit committee meeting, attended. If any such meetings are held jointly with meetings of one or more mutual funds advised by the Fund Manager, a maximum fee of $800 for meetings of the Board, meetings of the unaffiliated members of the Board for the purpose of considering arrangements between the Fund and the Fund Manager or any of its affiliates or the audit committees of such Funds, and $400 for all other committee meetings or meetings of the unaffiliated members of the Board is paid, to be divided equally among the Funds. For the year ended September 30, 1995, the Trustees' fees and expenses for eight of the Funds were as follows:

     AARP High Quality Money Fund                       $ 19,837
     AARP GNMA and U.S. Treasury Fund                     29,332
     AARP High Quality Bond Fund                          31,055
     AARP High Quality Tax Free Money Fund                30,610
     AARP Insured Tax Free General Bond Fund              30,826
     AARP Balanced Stock and Bond Fund                    23,992
     AARP Growth and Income Fund                          28,774
     AARP Capital Growth Fund                             28,697

The following Compensation Table provides, in tabular form, the following data:

Column (1): all Trustees who receive compensation from the Trusts.
Column (2): aggregate compensation received by a Trustee from all the series of a Trust.
Columns (3) and (4): pension or retirement benefits accrued or proposed be paid by the Trusts. The AARP Trusts do not pay their Trustees such benefits.
Column (5):  total  compensation  received  by  a  Trustee from the Trusts, plus compensation received from all Funds that are advised by the Fund Manager (the "Fund Complex") for which a Trustee serves. The total number of Funds from which a Trustee receives such compensation is also provided.


                                                        Compensation Table
                                             for the year ended December 31, 1995
===================== ===================================================================== =========== ============ ===============
        (1)                                           (2)                                       (3)          (4)          (5)
                                          Aggregate Compensation from
                                                                                (d)
                                                                            AARP Growth
                                                                               Trust
                                            (b)               (c)        consisting of four
                                        AARP Income      AARP Tax Free      Funds: AARP
                           (a)             Trust         Income Trust      Balanced Stock    Pension or
                        AARP Cash    consisting of two   consisting of     and Bond Fund,    Retirement                   Total
                        Investment         Funds:      two Funds: AARP    AARP Growth and     Benefits                Compensation
                           Fund        AARP GNMA and   High Quality Tax    Income Fund,      Accrued As   Estimated     from the
                    consisting of one  U.S. Treasury    Free Money Fund     AARP Global       Part of       Annual     AARP Trusts
                        Fund: AARP     Fund and AARP   and AARP Insured  Growth Fund*, and     Fund        Benefits    and Scudder
Name of Person,         High Quality    High Quality    Tax Free General    AARP Capital      Complex        Upon      Fund Complex
Position                 Money Fund      Bond Fund         Bond Fund        Growth Fund      Expenses    Retirement  Paid to Trustee
===================== =============== ================ ================== ================= =========== ============ ===============
Carole L. Anderson,        $538            $1076               -                 -            N/A          N/A         $1614
Trustee                                                                                                              (3 funds)

Adelaide Attard,          $3177            $7387               -              $11,677         N/A          N/A        $22,241
Trustee                                                                                                              (6 funds)

Robert N. Butler,           -              $7140               -              $10,110         N/A          N/A        $17,250
Trustee                                                                                                              (5 funds)

Mary Johnston             $3477              -               $6553            $10,430         N/A          N/A        $33,460
Evans, Retired                                                                                                       (7 funds)
Trustee as of May
31, 1996

Edgar R. Fiedler,         $3720            $8000             $7600               -            N/A          N/A       $81,713**
Trustee                                                                                                              (6 funds)

Eugene P.                   -              $8160             $8560               -            N/A          N/A        $16,720
Forrester, Trustee                                                                                                   (4 funds)

William B.                  -                -               $7680            $10,920         N/A          N/A        $18,600
Macomber, Retired                                                                                                    (5 funds)
Trustee as of March
31, 1996

George L. Maddox,           -              $8560             $8960               -            N/A          N/A        $17,520
Jr., Trustee                                                                                                         (4 funds)

Robert J. Myers,          $3950            $7892               -              $11,238         N/A          N/A        $23,080
Trustee                                                                                                              (6 funds)

James H. Schulz,            -              $5968             $7006            $11,108         N/A          N/A        $24,082
Trustee                                                                                                              (7 funds)

Gordon Shillinglaw,       $4008              -               $8026            $12,046         N/A          N/A        $102,097
Trustee                                                                                                              (15 funds)


*     AARP Global Growth Fund commenced operations on February 1, 1996.

**    Mr. Fiedler received $48,143 through a deferred  compensation  program.  As of December 31, 1995, Mr. Fiedler had a total of $414,218 accrued in a deferred  compensation  program for serving on the Board of Directors of Scudder
      Institutional Fund, Inc. and Scudder Fund, Inc.


                                   DISTRIBUTOR

         Each of the Trusts has an underwriting agreement with Scudder Investor Services, Inc. (the "Distributor"), a Massachusetts corporation, which is a subsidiary of Scudder, Stevens & Clark, Inc., a Delaware corporation. The underwriting agreements dated September 4, 1985 will remain in effect until August 31, 1996 and from year to year thereafter only if their continuance is approved annually by a majority of the members of the Board of Trustees of each Trust who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Trustees of each Trust or a majority of the outstanding voting securities of each Trust.

         Under each Trust's principal underwriting agreement, the Trust is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Trust as a broker or dealer; the fees and expenses of preparing, printing and mailing prospectuses (see below for expenses relating to prospectuses paid by the Distributor), notices, proxy statements, reports or other communications (including newsletters) to shareholders of the Trust; the cost of printing and mailing confirmations of purchases of shares and the prospectuses accompanying such confirmations; any issue taxes or any initial transfer taxes; a portion of shareholder toll-free telephone charges; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); and the cost of printing and postage of business reply envelopes.

         The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of shares of the Funds to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of the Funds to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of customer service representatives, a portion of the cost of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by each Trust.

         Note: Although each Trust does not currently have a Rule 12b-1 Plan and shareholder approval would be required in order to adopt one, the underwriting agreements provide that the Trust will also pay those fees and expenses permitted to be paid or assumed by that Trust pursuant to a Rule 12b-1 Plan, if any, adopted by each Trust, notwithstanding any other provision to the contrary in the underwriting agreement and each Trust or a third party will pay those fees and expenses not specifically allocated to the Distributor in the underwriting agreement.

         As agent, the Distributor currently offers shares of the Funds to investors in all states. Each underwriting agreement provides that the Distributor accepts orders for shares at net asset value because no sales commission or load is charged the investor. The Distributor has made no firm commitment to acquire shares of any of the Funds.

                                      TAXES

 (See "ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES" in the Prospectus.)

         Each AARP Fund has qualified and elected to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code (the "Code"), as amended, since its inception and intends to continue to so qualify. (Such qualification does not involve supervision of management or investment practices or policies by a government agency.) In any year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, and at least 90% of its net tax-exempt income, if any, the Fund generally is not subject to Federal income tax to the extent that it distributes to shareholders its investment company taxable income and net realized capital gains in the manner required under the Code.

         Each AARP Fund must distribute its taxable income according to a prescribed formula and will be subject to a 4% nondeductible excise tax on amounts not so distributed. The formula requires a Fund to distribute each calendar year at least 98% of its ordinary income (excluding tax-exempt income) for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 of such year, and any ordinary income and capital gains for prior years that was not previously distributed.

         To qualify under Subchapter M, gains from the sale of stock, securities and certain options, futures and forward contracts held for less than three months must be limited to less than 30% of each Fund's annual gross income. Moreover, short-term gains (i.e., gains from the sale of securities held for one year or less) are taxed as ordinary income when distributed to shareholders. Options, futures and forward activities of the AARP Funds may increase the amount of the short-term gains and gains that are subject to the 30% limitation.

         The determination of the nature and amount of investment company taxable income of a Fund will be based solely on the transactions in, and on the income received and expenses incurred by or allocated to, the Fund. Each AARP Fund intends to offset any realized net capital gains against any capital loss carryforward before making capital gains distributions to shareholders.

         Distributions of any investment company taxable income (which includes interest, dividends and the excess of net short-term capital gain over net long-term capital loss, less expenses) are taxable to shareholders as ordinary income.

         Generally, each Fund will distribute any net capital gains (the excess of its net realized long-term capital gain over its net realized short-term capital loss). If a Fund retains its net capital gains for investment, requiring Federal income tax to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to its shareholders. As a result, shareholders (a) will be required to include in income for Federal income tax purposes, as long-term capital gains, their proportionate share of such undistributed amounts and (b) will be entitled to credit their proportionate share of the Federal income tax paid thereon by the Fund against their Federal income tax liability. In the case of shareholders whose long-term capital gains would be taxed at a lower rate, the amount of the credit for tax paid by a Fund in excess of the shareholder's actual tax on capital gains may be applied to reduce the net amount of tax otherwise payable by such shareholders in respect of their other income or, if no tax is payable, the excess may be refunded. For Federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between its pro rata share of such gains and its tax credit. If a Fund retains net capital gains, it may not be treated as having met the excise tax distribution requirement.

         Distributions of net capital gains are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

         Distributions of investment company taxable income and net realized capital gains by a Fund will be taxable as described above, whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date.

         Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a return of capital upon distribution which will nevertheless be taxable to them.

         Shareholders who redeem, sell or exchange shares of a Fund may realize gain or loss if the proceeds are more or less than the shareholder's purchase price. Such gain or loss generally will be a capital gain or loss if the Fund shares were capital assets in the hands of the shareholder, and generally will be long- or short-term, depending on the length of time the Fund shares were held. However, if a shareholder realizes a loss on the sale of a share held at the time of sale for six months or less, such loss will be treated as long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. A gain realized on a redemption, sale or exchange will not be affected by a reacquisition of shares. A loss realized on a redemption, sale or exchange, however, will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Equity options (including options on stock and options on narrow-based stock indexes) and over-the-counter options on debt securities written or purchased by a Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend in the case of a lapse or sale of the option on the Fund's holding period for the option and in the case of an exercise of a put option on the Fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security of the Fund. If a Fund writes a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option written by a Fund is exercised, the character of the gain or loss depends on the holding period of the underlying security. The exercise of a put option written by a Fund is not a taxable transaction for the Fund.

         Many futures contracts, certain foreign currency forward contracts and all listed nonequity options (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) will constitute "section 1256 contracts." Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or losses. Also, section 1256 contracts held by the Funds at the end of each taxable year (and, for purposes of the 4% excise tax, on October 31) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60% long-term and 40% short-term capital gain or loss. Under
Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts, certain futures and options, and similar financial instruments entered into or acquired by a Fund will be treated as ordinary income.

         Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by a Fund.

         Positions of a Fund which consist of at least one position not governed by Section 1256 and at least one futures contract, foreign currency forward contract or nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

         If a Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

         Proposed regulations have been issued which may allow the Fund to make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares. No mark to market losses may be recognized. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a Fund level tax when distributed to shareholders as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

         Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by those countries.

         Certain of the debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Original issue discount represents interest for Federal income tax purposes and can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Funds, original issue discount earned in a given year generally is treated for Federal income tax purposes as income earned by the Funds, and therefore is subject to the distribution requirements of the Code. The amount of income earned by the Funds is determined on the basis of a constant yield to maturity which takes into account at least semi-annual or annual compounding (depending on the date of the security) of accrued interest.

         In addition, some of the debt securities may be purchased by the Funds at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of many debt securities, including tax-exempt securities having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Funds at a constant rate over the time remaining to the debt security's maturity or, at the election of the Funds, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

         The Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. All such distributions and proceeds may be subject to withholding of Federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Funds with their taxpayer identification numbers and with required certifications regarding their status under Federal income tax laws. Withholding may also be required if a Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

         In addition to Federal taxes, shareholders of the Funds may be subject to state and local taxes on distributions from the Funds. Under the laws of certain states, distributions of investment company taxable income are taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if received directly by the resident of such state, would be exempt from such state's income tax. Shareholders should consult their own tax advisers with respect to the tax status of distributions from the Funds in their own state and localities.

         The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, Trusts and estates). Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that such a shareholder would be subject to a U.S. withholding tax at a rate of 31% (or at a lower rate under a tax treaty) on amounts constituting ordinary income to him or her.

         Special Information Regarding AARP High Quality Tax Free Money Fund and AARP Insured Tax Free General Bond Fund: Each of the AARP Tax Free Income Funds intends to qualify to pay "exempt-interest dividends" to its shareholders. Each Fund will be so qualified if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities of states, U.S. possessions, their political subdivisions, and the District of Columbia, the interest on which is exempt from Federal tax. To the extent that the Funds' dividends distributed to shareholders are derived from earnings on interest income exempt from Federal tax and are designated as "exempt-interest dividends" by the Funds, they will be excludable from a shareholder's gross income for Federal income tax purposes. "Exempt-interest dividends," however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their Social Security benefits. In addition, interest on certain municipal obligations (private activity bonds) will be treated as a preference item for purposes of calculating the alternative minimum tax for individuals and for corporations. Similarly, income distributed by the Funds, including exempt-interest dividends, may constitute an adjustment to alternative minimum taxable income of corporate shareholders. The Funds do not intend to purchase any private activity bonds. The Funds will inform shareholders annually as to the portion of the distributions from the Funds which constituted "exempt-interest dividends."

         To the extent that the Funds' dividends are derived from interest on their temporary taxable investments or from an excess of net short-term capital gain over net long-term capital loss, they are considered ordinary taxable income for Federal income tax purposes. Distributions, if any, of net long-term capital gains from the sale of securities are taxable at long-term capital gain rates regardless of the length of time the shareholder has owned Fund shares. However, if a shareholder realizes a loss on the sale of a share held at the time of sale for six months or less, such loss will be treated as long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, a loss realized by a shareholder on the sale of shares of the Funds with respect to which exempt-interest dividends have been paid will be disallowed if such shares have been held by the shareholder for six months or less (to the extent of exempt-interest dividends paid).

         Under the Code, a shareholder's interest expense deductions with respect to indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as either of the AARP Tax-Free Funds, may be limited. In addition, under rules issued by the Internal Revenue Service for determining when borrowed Funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed Funds even though the borrowed Funds are not directly traceable to the purchase of shares.

         Opinions relating to the validity of municipal securities and the exemption of interest thereon from Federal income tax are rendered by bond counsel to the issuer. Neither AARP, the Fund Manager, nor Counsel to the Funds makes any review of proceedings relating to the issuer of municipal securities or the bases of such opinions.

         The foregoing description regarding the AARP Tax-Free Funds relates only to Federal income tax law. Investors should consult with their tax advisers as to exemption from other state or local law. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Funds.

                        BROKERAGE AND PORTFOLIO TURNOVER

Brokerage Commissions

         To the maximum extent feasible the AARP Funds' investment adviser will place orders for portfolio transactions through the Distributor, which in turn will place orders on behalf of the AARP Funds with other brokers and dealers. The Distributor receives no commission, fees or other remuneration from the Funds for this service.
Allocation of brokerage is supervised by the Fund Manager.

         Purchases and sales of fixed-income securities for the AARP Funds are generally placed by the Fund Manager with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

         The primary objective of the Fund Manager in placing orders for the purchase and sale of assets for the AARP Funds' portfolios is to obtain the most favorable net results, taking into account such factors as price, commission (which is negotiable in the case of national securities exchange transactions), size of order, difficulty of execution and skill required of the executing broker/dealer. The Fund Manager seeks to evaluate the overall reasonableness of brokerage commissions paid through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by the AARP Funds to reported commissions paid by others. The Fund Manager reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

         When it can be done consistently with the policy of obtaining the most favorable net results, it is the Fund Manager's practice to place such orders with brokers and dealers who supply market quotations to Scudder Fund Accounting Corporation for appraisal purposes, or who supply research, market and statistical information to the Funds or the Fund Manager. The term "research, market and statistical information" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and concerning the performance of accounts. The Fund Manager is not authorized, when placing portfolio transactions for the AARP Funds, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information. The Fund Manager will not place orders with brokers or dealers on the basis that the broker or dealer has or has not sold shares of the Funds. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

         Subject to obtaining the most favorable results, the Fund Manager may place particular transactions through the Distributor, with the net commission or fee being credited against the fee payable to the Fund Manager. The Distributor, however, does not intend to engage in a general brokerage business. Also subject to obtaining the most favorable net results, the Fund Manager may place brokerage transactions with Bear, Stearns & Co. A credit against the custodian fee due to State Street Bank and Trust Company equal to one-half of the commission on any such transaction will be given on any such transaction. The Fund did not enter into any such transactions during its fiscal year.

         Although certain research, market and statistical information from brokers and dealers can be useful to the AARP Funds and to the Fund Manager, it is the opinion of the Fund Manager that such information is only supplementary to its own research effort since the information must still be analyzed, weighed, and reviewed by the Fund Manager's staff. Such information may be useful to the Fund Manager in providing services to clients other than the AARP Funds, and not all such information is used by the Fund Manager in connection with the AARP Funds. Conversely, such information provided to the Fund Manager by brokers and dealers through whom other clients of the Fund Manager effect securities transactions may be useful to the Fund Manager in providing services to the AARP Funds.

         For the fiscal years ended September 30, 1993, 1994 and 1995 the AARP Growth and Income Fund paid brokerage commissions of $1,369,243, $2,319,113 and $1,690,604 and the AARP Capital Growth Fund paid brokerage commissions of $1,154,049, $1,156,320 and $2,636,662, both respectively. For the fiscal year ending September 30, 1995 and the period ending September 30, 1994, the AARP Balanced Stock and Bond Fund paid brokerage commissions of $149,816 sand $152,376, respectively. In the fiscal year ended September 30, 1995, $1,628,800 (96%) of the total brokerage commissions paid by AARP Growth and Income Fund and $2,498,680 (95%) by AARP Capital Growth Fund resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research information to the Funds or the Fund Manager. The amount of such transactions aggregated $1,512,564,677 for the AARP Capital Growth Fund, (93% of all brokerage transactions) and $939,644,432 (95%) of all brokerage transactions) for the AARP Growth and Income Fund. The balance of such brokerage was not allocated to any particular broker or dealer or with regard to the above-mentioned or other special factors. For the fiscal year ended September 30, 1995, $143,133 (96%) of the total brokerage commissions paid by AARP Balanced Stock and Bond Fund resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research information to the Funds or the Fund Manager. The amount of such transactions aggregated $250,877,319 for AARP Balanced Stock and Bond Fund, (98% of all brokerage transactions). The balance of such brokerage was not allocated to any particular broker or dealer or with regard to the above-mentioned or other special factors.

         The Trustees review from time to time whether the recapture for the benefit of the Funds of some portion of the brokerage commissions or similar fees paid by the Funds on portfolio transactions is legally permissible and advisable. To date, no recapture has been effected.

Portfolio Turnover

         Fund   securities   may  be  sold  to  take   advantage  of  investment
opportunities arising from changing market levels or yield relationships. Although such transactions involve additional costs in the form of spreads or commissions, they will be undertaken in an effort to improve the overall investment return of a Fund, consistent with that Fund's objectives. The portfolio turnover rate of a Fund is defined in a Rule of the SEC as the lesser of the value of securities purchased or securities sold during the year, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. The average annual portfolio turnover rates for the fiscal years ended September 30, 1993, 1994, and 1995 for five of the non-money market Funds were: AARP GNMA and U.S. Treasury Fund, 105.49%, 114.54% and 70.35%; AARP High Quality Bond Fund, 100.98%, 63.75% and 201.07%; AARP Insured Tax Free General Bond Fund, 47.96%, 38.39% and 17.45%; AARP Growth and Income Fund, 17.44%, 31.82% and 31.26%; AARP Capital Growth Fund, 100.63%, 79.65% and 98.44%,
all respectively. The average annual portfolio turnover rate for fiscal year ending September 30, 1995 and the period ending September 30, 1994 for the AARP Balanced Stock and Bond Fund was 63.77%, and 49.32%, respectively. Under normal investment conditions, it is anticipated that the AARP Global Growth Fund's annual portfolio turnover rate will not exceed 75% for the initial fiscal year.

                                 NET ASSET VALUE

AARP Money Funds

         The net asset value per share of the Fund is computed twice daily as of twelve o'clock noon and the close of regular trading on the Exchange, normally 4 p.m. eastern time, on each day when the Exchange is open for trading. The Exchange is normally closed on the following national holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. Net asset value is determined by dividing the total assets of the Fund, less all of its liabilities, by the total number of shares of the Fund outstanding. The Fund uses the penny-rounding method of security valuation as permitted under Rule 2a-7 under the 1940 Act. Under this method, portfolio securities for which market quotations are readily available and which have remaining maturities of more than 60 days from the date of valuation are valued at the mean between the over-the-counter bid and asked prices. Securities which have remaining maturities of 60 days or less are valued by the amortized cost method; if acquired with remaining maturities of 61 days or more, the cost thereof for purposes of valuation is deemed to be the value on the 61st day prior to maturity. Other securities are appraised at fair value as determined in good faith by or on behalf of the Trustees of the Fund. For example, securities with remaining maturities of more than 60 days for which market quotations are not readily available are valued on the basis of market quotations for securities of comparable maturity, quality and type. Determinations of net asset value per share for the Fund made other than as of the close of the Exchange may employ adjustments for changes in interest rates and other market factors.

AARP Non-Money Market Funds

         The net asset value of shares of the Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share is determined by dividing the value of the total assets of the Fund, less all liabilities, by the total number of shares outstanding.

         An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system is valued at its most recent sale price. Lacking any sales, the security is valued at the high or "inside" bid quotation. The value of an equity security not quoted on the NASDAQ System, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

         Debt securities, other than short-term securities, are valued at prices supplied by the Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Short-term securities with remaining maturities of sixty days or less are valued by the amortized cost method, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.

         An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate.

         If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

         Trading in securities on foreign securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange. If events materially affecting the value of a Fund's portfolio securities occur between the time when these foreign exchanges close and the time when the Fund's net asset value is calculated, such securities will be valued at fair value as determined by each Trust's Board of Directors.

         If, in the opinion of the Fund's Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

         Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

                             ADDITIONAL INFORMATION

Experts

         The financial statements of the AARP Funds included in the Annual Report to shareholders dated September 30, 1995, have been examined by Price Waterhouse LLP, independent accountants, and are incorporated by reference into this Statement of Additional Information in reliance upon the accompanying report of said firm, which report is given upon their authority as experts in accounting and auditing.

Shareholder Indemnification

         Each of the Trusts is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. Each Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Trust property or the acts, obligations or affairs of the Trust. Each Declaration of Trust also provides for indemnification out of the Trust property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Trust itself would be unable to meet its obligations. No series of one Trust is liable for the obligations of another series in the AARP Complex.

Ratings of Corporate Bonds

         The three highest ratings of Moody's for corporate bonds are Aaa, Aa and A. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa securities. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Although factors giving security to principal and interest on bonds rated A are adequate, other elements may be present which suggest a susceptibility to impairment sometime in the future.

         The three highest ratings of S&P for corporate bonds are AAA (Prime), AA (High-grade) and A. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rating issues only in small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

Ratings of Commercial Paper

         The ratings Prime-1 and Prime-2 are the highest commercial paper ratings assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; 6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

         Prime-2 ratings are assigned by Moody's to commercial paper issuers which have a strong capacity for meeting their obligations in a timely fashion. However, their financial, economic and managerial capacities will be less than that of Prime-1 borrowers. Financial characteristics such as earnings, coverage ratios and capitalization will be more affected by external economic factors than Prime-1 borrowers. Liquidity is still believed to be ample.

         The two highest ratings of S&P for commercial paper are A-1 and A-2. Commercial paper rated A-1 or better by S&P has the following characteristics:
Liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; the reliability and quality of management are unquestioned.

         S&P will assign an A-2 rating to the commercial paper of companies which have the capacity for timely payment on issues. However, the relative degree of safety is less than for issuers rated A-1.

Ratings of Municipal Bonds

         The three highest ratings of Moody's for municipal bonds are Aaa, Aa, and A. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa municipal bonds. Municipal bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated municipal bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         The three highest ratings of S&P for municipal bonds are AAA (Prime), AA (High-grade), and A (Good grade). Bonds rated AAA have the highest rating assigned by S&P to a municipal obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat susceptible to the adverse effects of changes in circumstances and economic conditions.

         Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG1 are of the best quality, enjoying strong protection by establishing cash flows of Funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2 are of high quality, with margins of protection ample although not as large as in the preceding group.

         S&P's top ratings for municipal notes are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

         The ratings F-1+ and F-1 are the two highest ratings assigned by Fitch. Among the factors considered by Fitch in assigning these rating are: (1) the issuer's liquidity; (2) its standing in the industry; (3) the size of its debt;
(4) its ability to service its debt; (5) its profitability; (6) its return on equity; (7) its alternative sources of financing; and (8) its ability to access the capital markets. Analysis of the relative strength or weakness of these factors and others determines whether an issuer's commercial paper is within these two ratings.

Other Information

         Each AARP Fund has a fiscal year ending on September 30.

         Portfolio securities of the AARP Funds except AARP Global Growth Fund are held separately, pursuant to a custodian agreements with each Trust, by State Street Bank and Trust Company of Boston as Custodian.

         Portfolio securities of AARP Global Growth Fund are held separately, pursuant to a custodian agreement with AARP Growth Trust on behalf of AARP Global Growth Fund, by Brown Brothers Harriman & Co. of Boston as Custodian.

         Each Trust has shareholder servicing agreements with Scudder Service Corporation ("SSC"), a subsidiary of Scudder, Stevens & Clark, Inc. SSC is the transfer agent, dividend disbursing and shareholder service agent for each Fund. Shareholder service expenses charged by SSC were for AARP High Quality Money Fund, $1,533,555; AARP GNMA and U.S. Treasury Fund, $8,104,169; AARP High Quality Bond Fund, $1,720,303; AARP High Quality Tax Free Money Fund, $347,016; AARP Insured Tax Free General Bond Fund, $2,148,893; AARP Balanced Fund, $513,031; AARP Growth and Income Fund, $3,249,295; and AARP Capital Growth Fund, $1,171,702, for the fiscal year ended September 30, 1995. Not all of these fees were paid in full at the fiscal year end.

         The firm of Dechert Price & Rhoads of Washington, D.C. is counsel for the Trusts.

         Scudder Fund Accounting Corporation, Two International Place, Boston, Massachusetts, 02110-4103, a subsidiary of Scudder, Stevens & Clark, Inc., computes net asset value for each Fund. AARP High Quality Money Fund and AARP High Quality Tax Free Money Fund each pay Scudder Fund Accounting an annual fee equal to 0.020% on the first $150 million of average daily net assets, 0.0060% of such assets in excess of $150 million, up to and including $1 billion and 0.0035% of such assets in excess of $1 billion, plus holding and transaction charges for this service. AARP Insured Tax Free General Bond Fund pays Scudder Fund Accounting an annual fee equal to 0.024% on the first $150 million of average daily net assets, 0.0070% on such assets in excess of $150 million up to and including $1 billion, and 0.0040% of such assets in excess of $1 billion, plus holding and transaction charges for this service. AARP GNMA and U.S. Treasury Fund and AARP High Quality Bond Fund each pay Scudder Fund Accounting an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million up to and including $1 billion, and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund and AARP Capital Growth Fund each pay Scudder Fund Accounting an annual fee equal to 0.025% on the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million up to and including $1 billion, and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges. AARP Global Growth Fund pays Scudder Fund Accounting Corporation an annual fee equal to 0.065% on the first $150 million of average daily net assets, 0.0400% of such assets in excess of $150 million up to and including $1 billion, and 0.0200% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

         Many of the investment changes in the Funds will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders. These transactions will reflect investment decisions made by the Fund Manager in light of the objectives and policies of the Funds, and such factors as its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

         Costs incurred in connection with subsequent registrations of shares are being amortized on a pro-rata basis as the related shares are issued. If other Funds are added to a Trust, the Trustees will determine whether such Funds should bear any of such costs.

         Each Trust is located at Two International Place, Boston, Massachusetts 02110-4103 (telephone: 1-800-253-2277). Each has filed with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the shares of the Funds offered by the Prospectus. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statements, certain parts of which are omitted in accordance with Rules and Regulations of the SEC. The Registration Statements may be inspected at the principal office of the SEC at 450 Fifth Street, N.W., Washington, D.C. and copies thereof may be obtained from the SEC at prescribed rates.

         The following chart demonstrates that tax-free yields are equivalent to higher taxable yields due to their tax-exempt status. For example, tax-free interest of 5% is the equivalent of 6.94% taxable in a 28% tax bracket.
Please refer to the chart for more examples.

Tax-Exempt Income vs. Taxable Income

         The following table illustrates comparative yields from taxable and tax-exempt obligations under federal income tax rates in effect for the 1995 calendar year.

          1995 Taxable Income                           To Equal Hypothetical Tax-Free Yields of 5%, 7%
          Brackets                                           and 9%, a Taxable Investment Would
                                                                        Have To Earn**

                 Individual             Federal
                   Return              Tax Rates            5%                7%                9%
                   ------              ---------            --                --                --

          $0 - $23,350                   15.0%             5.88%            8.24%             10.59%
          $23,351 - $56,550              28.0%             6.94%            9.72%             12.50%
          $56,551 - $117,950             31.0%             7.25%            10.14%            13.04%
          $117,951 - $256,500            36.0%             7.81%            10.94%            14.06%
          Over $256,500                  39.6%             8.28%            11.59%            14.90%

                   Joint                Federal
                   Return              Tax Rates            5%                7%                9%
                   ------              ---------            --                --                --

          $0 - $39,000                   15.0%             5.88%            8.24%             10.59%
          $39,001 - $94,250              28.0%             6.94%            9.72%             12.50%
          $94,251 - $143,600             31.0%             7.25%            10.14%            13.04%
          $143,601 - $256,500            36.0%             7.81%            10.94%            14.06%
          Over $256,500                  39.6%             8.28%            11.59%            14.90%

**       These illustrations  assume the Federal  alternative minimum tax is not applicable,  that an individual is not a "head  of  household"  and  claims  one  exemption  and  that  taxpayers  filing a joint  return  claim  two exemptions.  Note also that these  federal  income tax brackets and rates do not take into account the effects of (i) a reduction in the  deductibility  of itemized  deductions for taxpayers  whose federal  adjusted gross income exceeds $114,700 ($57,350 in the case of a married  individual  filing a separate  return),  or of (ii)
         the gradual  phaseout of the personal  exemption  amount for  taxpayers  whose federal  adjusted  gross income exceeds  $114,700  (for  single  individuals)  or $172,050  (for  married  individuals  filing  jointly).  The effective federal tax rates and equivalent yields for such taxpayers would be higher than those shown above.


Example:*

         Based on 1995 federal tax rates, a married couple filing a joint return with two exemptions and taxable income of $40,000 would have to earn a tax-equivalent yield of 6.94% in order to match a tax-free yield of 5%.

         There is no guarantee that a Fund will achieve a specific yield. While most of the income distributed to the shareholders of each Fund will be exempt from federal income taxes, portions of such distributions may be subject to federal income taxes. Distributions may also be subject to state and local taxes.

*        Net  amount  subject  to  federal  income  tax  after   deductions  and
         exemptions, exclusive of the alternative minimum tax.

                              FINANCIAL STATEMENTS


         The financial statements and notes, including the investment portfolio, of each AARP Fund, together with the Report of Independent Accountants and Supplementary Information are incorporated by reference and attached hereto on pages 25 through 84 inclusive, in the Mid-Year Report to the Shareholders of the AARP Funds dated March 31, 1996, and are hereby deemed to be a part of this Statement of Additional Information.

Mid-Year Report
To Shareholders

March 31, 1996



AARP Investment Program
from Scudder

      TABLE OF CONTENTS
      -----------------


    Letter to Shareholders                                   2

    AARP Fund Reports                                        7

    AARP High Quality Money Fund                             8

    AARP High Quality Tax Free Money Fund                    9

    AARP GNMA and U.S. Treasury Fund                        10

    AARP High Quality Bond Fund                             12

    AARP Insured Tax Free General Bond Fund                 14

    AARP Balanced Stock and Bond Fund                       16

    AARP Growth and Income Fund                             18

    AARP Global Growth Fund                                 20

    AARP Capital Growth Fund                                22

    AARP Funds' Investment Portfolios                       24

    Financial Statements                                    68

    Financial Highlights                                    75

    Notes to Financial Statements                           80

    Officers and Trustees                                   86

    Service Information                                     88

      LETTER TO SHAREHOLDERS
      ----------------------

                                                         AARP Investment Program
                                                                    from Scudder

               Dear Shareholders,

               The period covered by this Mid-Year Report was a favorable yet volatile time for most investors, including those in the AARP Investment Program from Scudder. Despite some short-term volatility, all of the AARP Mutual Funds provided healthy returns for the six-month period ended March 31, 1996. Descriptions elaborating on the performance of the AARP Funds begin on page eight. Before you turn to the performance of your particular Fund(s), we encourage you to read this letter. We discuss the performance of the stock and bond markets over the past six months, including the reasons for recent volatility, and provide an outlook for the next few months and beyond.

               THE STOCK MARKET

               The fourth quarter of 1995 ended a stellar year for the stock market. The unmanaged Dow Jones Industrial Average (the price-weighted average of 30 actively traded blue-chip stocks) continued to hit new highs as slow growth, moderate inflation and falling interest rates provided a favorable economic climate. While strong stock market performance continued into 1996, it has not come easily. If you look at the graph on page three, you see that stock market volatility, as measured by the Dow, has increased significantly since the beginning of the year. What's compelling about this graph is that the Dow not only survived several setbacks, but sometimes recouped most of its losses within a day or two. From October 1, 1995 to March 31, 1996, the Dow rose from 4761.26 to 5587.14, posting a 17.35% gain. The unmanaged Standard & Poor's 500 Stock Price Index returned 11.71% for the period.

               THE BOND MARKET

               Following a favorable fourth quarter of 1995, in which declining interest rates caused bond prices to rise, the bond market reversed course in the first quarter of 1996 and interest rates rose rapidly. As you can see in the graph on page three, long-term interest rates, as measured by the 30-year Treasury bond, rose from 6.57% on October 1, 1995 to 6.67% on

      March 31, 1996. If you look closely, you will see that long-term rates were as low as 5.95% back in early January and as high as 6.74% in mid-March.

               Unlike long-term rates, short-term interest rates are directly driven by actions of the Federal Reserve Board (the Fed) and have remained low over this period. Short-term rates (as measured by the three-month Treasury bill) continued to decline over the past six months, from 5.40% on October 1, 1995 to 5.18% on March 31, 1996.

LINE CHART TITLE:          Stock Market
                           ------------
CHART PERIOD:
         (Plotted weekly from October 1, 1995 to March 31, 1996)
CHART DATE:
                        10/1/95            4789
                                           4769
                                           4794
                                           4795
                        11/3/95            4755
                                           4870
                                           4990
                                           5049
                        12/1/95            5074
                                           5157
                                           5177
                                           5098
                        1/5/96             5117
                                           5181
                                           5061
                                           5185
                        2/2/96             5395
                                           5542
                                           5503
                                           5630
                        3/1/96             5486
                                           5470
                                           5585
                                           5637
                        3/31/96            5587

CAPTION TO PRECEDING CHART:
      The stock market, as measured by the unmanaged Dow Jones Industrial Average, gained 17.35% over the last six months.



LINE CHART TITLE:       Long-Term Interest Rates
                        ------------------------
CHART PERIOD:
         (Plotted weekly from October 1, 1995 to March 31, 1996)
CHART DATA:
                        10/1/95           6.57%
                                          6.42
                                          6.3
                                          6.35
                        11/03/95          6.33
                                          6.32
                                          6.23
                                          6.25
                        12/1/95           6.13
                                          6.05
                                          6.09
                                          6.05
                        1/5/96            5.95
                                          6.04
                                          6.16
                                          5.97
                        2/2/96            6.03
                                          6.1
                                          6.22
                                          6.41
                        3/1/96            6.47
                                          6.69
                                          6.74
                                          6.64
                        3/31/96           6.67

CAPTION TO PRECEDING CHART:
      Long-term interest rates, as measured by the 30-year Treasury Bond, were 6.57% on October 1, 1995 and 6.67% at the end of March 1996.

               THE REASONS FOR RECENT VOLATILITY

               Stock and bond market volatility began in mid-January as the U.S. economy seemed to strengthen and doubt grew about whether the Fed would keep lowering short-term interest rates. On Friday, March 8 an unanticipated strong jobs report from the Federal Government heightened inflation fears, which drove the Dow down by as much as 217 points before ending the day down 171 points. It was the largest one-day drop in more than four years and the third largest point drop ever, although it represented only a 3.03% decline of the stock market and was ranked 18th in overall percentage drops. That same day the yield on the 30-year Treasury bond rose from 6.46% to 6.69%, causing bond prices to decline. The following business day was a different story. With stock prices down from the previous day's trading, many investors (both individuals and professionals, including mutual fund portfolio managers) saw buying opportunities, and the Dow rose again by 110 points.

               By the end of March, volatility had diminished, with the range between the highs and lows of major indicators such as the Dow narrowing from the swings of early March. Investors and traders seemed to have weighed the Government statistics and concluded the economy was expanding only moderately.

               The bond market also ended the quarter on a favorable note. The 30-year Treasury bond declined to 6.67% by quarter end as reports on manufacturing and housing suggested that the U.S. economy was expanding slowly enough to keep inflation from accelerating.

               THE OUTLOOK

               Over the next few months, we believe that the economy will grow very slowly. We even think that there is significant probability that output could decline, which would qualify as a recession. However, if we look ahead to 1997, we believe the outlook should brighten with a quick return to growth. Even better for investors, we do not expect inflation to be a problem. It could decline to below 2%.

               The economy began to slow down in response to decisive interest rate hikes made by the Fed during 1994 and early 1995. Even though the Fed has eased interest rates three times in the past year, interest rates are far above inflation. This means that monetary policy remains "tight." Government spending has also slowed, even as taxes have risen rapidly, which means that fiscal policy is also "tight." Meanwhile, consumer spending has slowed down. Americans are somewhat concerned about their jobs, so families have been trying to save a little more and borrow a little less. These are all classic signs that a business expansion is coming to an end.

               Even if the economy does experience a recession, it is likely to be short and mild. The economy has many strengths including global technological advancements and a sound banking system.

               WHAT THIS MEANS FOR INVESTORS

               As an investor, you may be tempted to get distracted by the current volatility in the markets and lose sight of your long-term investments goals. However, history tells us that long-term investors are best served by putting the inevitable short-term volatility of the markets into proper perspective. If you can accept that both the bond and stock markets will have volatility, the short-term downturns in the markets should not be cause for alarm. In fact, these downturns often provide buying opportunities for investors. It is also important to diversify your assets in a mix of different investments such as stocks, bonds, and money market investments. This sensible strategy often provides a degree of protection from market volatility.

               THE AARP INVESTMENT PROGRAM FROM SCUDDER

               The AARP Mutual Funds are managed conservatively as the portfolio management teams try to provide competitive returns while moderating the share price volatility of your investment. This makes the AARP Funds distinct from many other mutual funds which may seek higher returns, but do not focus on reducing share price fluctuation. It is this commitment to conservative investing that has continued to appeal to AARP members. As of

      March 31, 1996, there were more than 650,000 investors participating in the Program and nearly $13 billion in assets under management.

               Of course, while the AARP Mutual Funds are conservatively managed, it is important that you realize that your principal is never insured or guaranteed, and the value of your investment and your return will move up and down as market conditions change.

               The Program prides itself on the introduction of new services and features that will help meet shareholders' changing needs. We are pleased to note the following services and enhancements:

               Introduction of the AARP Global Growth Fund

               We were pleased to offer our newest AARP Mutual Fund to shareholders on February 1, 1996 -- the AARP Global Growth Fund. You can read about this Fund in the current Prospectus and other communications, and can find information about it on page 20 of this Report.

               New Easy-Access Line Enhancements

               In October 1995 we significantly enhanced our toll-free 24-hour automated Easy-Access Line by making it easier to use, providing help when you need it, and offering more information with enhanced security. Then, based on shareholder reaction, we subsequently improved the service by allowing you to get price, yield, and total return information without having to give your Social Security number. When you call our toll-free number at 1-800-631-4636, you now have a choice. You can press the star key ("*") on your touch-tone phone to receive only prices, yields, total returns, or AARP Fund descriptions or enter your Social Security number and PIN to receive information on your specific account.

               New Statement Enhancements

                        -   Average Cost Information

                        Average cost information was added to your monthly
               consolidated statement (it does not appear on quarterly IRA statements) in January. As you know, the IRS requires you to report any gains or losses from the sale or exchange of non-money market mutual fund shares. To determine your gain or loss, first you need to know how much you paid for the shares you sold. To help you better manage your investment, we now provide you with an estimate of the price you paid to obtain the shares. This amount now appears on each of your monthly statements.

                        -    Year-to-Date Information

                        The Account Activity section of your statement now
               includes year-to-date activity. This is beneficial since it allows you to view all activity for the year on a monthly basis. You can then decide whether to keep or discard previous statements.

                        -    Investment Flow Summary

                        The Investment Flow Summary section was added to the
               consolidated statement of retirement plan shareholders in their first quarter statement mailed in April, and will be rolled out to other shareholders in May. It summarizes the flow of your transactions and market activity for each of the AARP Mutual Funds in your portfolio. This allows you to see easily the progress of your portfolio. The section adds up all your additions (new share purchases) then subtracts any withdrawals (shares sold) and notes any market value changes.

                        -    New Funds Center in New York

                        The newest Scudder Funds Center opened in New York City
               in March. When you visit us on the northwest corner of 51st Street and Lexington Avenue, you can obtain information on the AARP Mutual Funds and speak face-to-face with one of our AARP Mutual Fund Representatives. If you live in the New York area and need help in allocating your assets, have questions about planning for retirement, or want to learn more about the AARP Mutual Funds, stop in and see us. For directions, please call us at 1-800-253-2277.

               If you have any questions about your AARP Funds or the information provided in this Report, please call our knowledgeable AARP Mutual Fund Representatives between the hours of 8:00 A.M. to 8:00 P.M., Monday through Friday, eastern time at 1-800-253-2277.



      Sincerely,

      /s/Cuyler W. Findlay       /s/Linda C. Coughlin       /s/Douglas M. Loudon

      Cuyler W. Findlay          Linda C. Coughlin          Douglas M. Loudon
      Chairman                   President                  Investment Director

      AARP Fund Reports
      -----------------


   The following pages contain a summary of each Fund in the AARP Investment Program from Scudder. Each AARP Mutual Fund report, except the AARP Global Growth Fund, contains the one-year total return, five-year total return, and ten-year total return (or Life of Fund total return if the Fund is less than 10 years old). Because a one-year total return could be high or low depending on market conditions over a 12-month period, it is useful to have the perspective of the five-year and ten-year total return figures. Within each Fund description (except for the AARP Money Funds), one-year total return is broken down into two components: distribution of income and capital change. Distribution of income is defined to include reinvested dividends. Capital change is defined as the change in the price per share including any reinvested capital gains distributions.

   You will also note that all of the AARP Funds, except the AARP Money Funds and the AARP Global Growth Fund, have been compared to market indices. We are providing these comparisons to comply with the Securities and Exchange Commission's (SEC) disclosure requirements. Under these requirements, all mutual funds (except money funds) are required to compare their performance over the past ten years (or Life of Fund) to that of a broad-based securities market index. It is important to note, however, that these indices may have limited relevance to the performance of mutual funds. They do not reflect the deduction of any servicing, investment management, or administration expenses.

   Also, the AARP Mutual Funds are unique in the emphasis on seeking to reduce share price fluctuation. This, in turn, can have significant impact on performance. Therefore, when comparing an AARP Mutual Fund's performance with that of a major market index, remember that any comparison may be of limited value.

      AARP HIGH QUALITY MONEY FUND
      ----------------------------

FUND OVERVIEW

This Fund is designed to preserve your principal while you earn money market returns. The AARP High Quality Money Fund has quality standards high enough to have secured a AAAm rating from Standard & Poor's (S&P)*, a leading national independent rating firm. The Fund seeks to maintain a $1.00 share price, although there may be circumstances under which this goal cannot be achieved. It is important to note that unlike bank savings accounts, the Fund is not insured or guaranteed by the U.S. Government and the yield of the Fund will fluctuate.

FOR WHOM THE
FUND IS DESIGNED

This Fund may be appropriate for investors who have short-term needs or who do not want the risks associated with investing in stocks or bonds. These investors include those seeking money market income to help meet regular day-to-day needs, those who need immediate access to their assets through free checkwriting, those who want to diversify their assets with an investment designed to provide a degree of safety and stability, and those seeking a short-term investment prior to making longer-term investment choices.

PORTFOLIO
MANAGEMENT TEAM

Stephen L. Akers
  Lead Portfolio Manager

K. Sue Cote

Debra A. Hanson

Robert T. Neff

  Portfolio Managers


*The rating for the Fund is historical and is based on an analysis of the portfolio's credit quality, market price exposure, and management.

 How the Fund has Performed

         As with all money funds, the performance of the AARP High Quality Money Fund mirrored what happened to short-term interest rates. Short-term interest rates, as measured by the three-month U.S. Treasury Bill, declined from 5.40% to 5.18% over the past six months. This trend caused a gradual decline in the Fund's 7-day net annualized yield from 4.97% on September 30, 1995 to 4.38% as of March 31, 1996.

         The Fund's one-year total return was 4.87%, which was made up entirely of income. The five-year cumulative total return was 20.69%; the five-year average annualized total return was 3.83%; the 10-year cumulative total return was 67.04%; and the 10-year average annualized total return was 5.26%. Of course past performance is not a guarantee of future results, and yield will fluctuate.

 The Fund's Recent Investment Strategy

         As interest rates remained low over the past six months, our aim was to continue to keep a long average maturity in the Fund. We maintained a barbell strategy in which approximately 28% of the portfolio was invested in securities that mature in one month or less, and 19% was invested in securities maturing in six to 12 months.

         As of March 31, 1996, the average maturity of the Fund was 52 days, which is slightly shorter than the 55 days at the beginning of October 1995. We have allowed the average maturity to decline somewhat by reinvesting all cash in securities with maturities of 60 days or less. We have taken this step as a result of the recent upward pressure on short-term interest rates. Although we do not expect short-term rates to rise in the next few months, we do expect continued volatility, and will therefore remain cautious as we work to offer you competitive yields and stability.

      AARP HIGH QUALITY TAX FREE MONEY FUND
      -------------------------------------

FUND OVERVIEW

The AARP High Quality Tax Free Money Fund is designed to offer you stability of principal, along with income free from federal taxes.^1 The quality of the Fund is high enough to have secured a AAAm rating from Standard & Poor's (S&P), a leading national independent rating firm.^2 The AARP High Quality Tax Free Money Fund is designed to maintain a $1.00 share price, although there may be circumstances under which this goal cannot be achieved. It is important to note that, unlike bank savings accounts, the Fund is not insured or guaranteed by the U.S. Government, and yield will fluctuate.

FOR WHOM THE
FUND IS DESIGNED

This Fund may be appropriate for investors seeking tax-free income or who do not want the risks associated with investing in stocks or bonds. These investors include those seeking money market income to meet regular day-to-day expenses, those needing immediate access to their assets through free checkwriting, those creating a diversified portfolio who want a portion of their assets in a conservative investment designed to offer stability, and those seeking a short-term investment prior to making longer-term investment choices.

PORTFOLIO
MANAGEMENT TEAM

K. Sue Cote
  Lead Portfolio Manager

Donald C. Carleton
  Portfolio Manager


^1 It is the policy of the Fund not to invest in taxable issues. However, the Fund's income may be subject to state and local taxes. Capital gains, if any, may be subject to taxes as well.

^2 The rating for the Fund is historical and is based on an analysis of the portfolio's credit quality, market price exposure, and management.

How the Fund has Performed

         Over the past six months, the yield on the AARP High Quality Tax Free Money Fund declined as short-term interest rates declined. The Fund's 7-day net annualized yield fell from 3.37% on September 30, 1995 to 2.56% on March 31, 1996. This is a taxable equivalent yield of 4.24% for shareholders in the 39.6% tax bracket. The Fund's one-year total return was 3.00%, which was made up entirely of income. The five-year cumulative total return was 13.13%; the five-year average annualized total return was 2.50%, the ten-year cumulative total return was 46.41%; and the ten-year average annualized total return was 3.89%.*

         Please note that the five-year and ten-year figures include the performance of the AARP Insured Tax Free Short Term Fund, which changed its name and objective to the AARP High Quality Tax Free Money Fund on August 1, 1991. Of course, past performance is not a guarantee of future results and yield will fluctuate.

The Fund's Recent Investment Strategy

         As interest rates remained low, our aim was to keep our average maturity extended as long as possible by investing in tax-exempt commercial paper maturing in six to 12 months. As of March 31, 1996, the average maturity of the Fund was 47 days. We would have liked to have maintained an even longer average maturity, but the supply of longer-term securities in the six- to 12-month range was limited.

         As always, all securities we bought over the past six months are rated within the two highest quality ratings of at least one of the three leading national independent rating firms: Fitch Investors Service Inc., Moody's Investor Services Inc., or S&P. For those funds rated by S&P, there are particular guidelines with which any tax-free money fund must comply in order to maintain its AAAm rating. In addition, Scudder credit analysts approve only a small percentage of securities that fit within the S&P criteria. Therefore, the number of securities that we have to choose from is much smaller and we believe generally of better quality than other tax-free money funds.

         We expect short-term interest rates in the municipal market to remain stable or decrease over the next six months. Consequently, the yield of the AARP High Quality Tax Free Money Fund should decline slightly. However, we will keep the Fund's average maturity as long as prudently possible by investing in longer-maturity securities that are fairly valued. We believe this strategy should continue to offer shareholders competitive tax-free income and stability.

* Total returns would have been lower had certain expenses not been reduced.

      AARP GNMA AND U.S. TREASURY FUND
      --------------------------------


FUND OVERVIEW

The AARP GNMA and U.S. Treasury Fund seeks to produce monthly income from a conservatively managed high-quality portfolio. Although your principal is not guaranteed as it is with an insured fixed-rate Certificate of Deposit (CD) or savings account, the Fund is managed to help reduce share price fluctuation. While the securities in the Fund are guaranteed as to the timely payment of principal and interest, the guarantee is not related to the Fund's yield or share price, both of which will fluctuate daily.


                                  Total Return
                                  ------------
                                   CUMULATIVE

                                      FUND              INDEX^+
                                      ----              -------

                    1 yr.             8.62%             10.84%

                    5 yr.            39.23%             48.20%

                    10 yr.          105.72%            139.35%

                                 AVERAGE ANNUAL

                                      FUND              INDEX^+
                                      ----              ------
                    1 yr.             8.62%             10.84%

                    5 yr.             6.84%             8.18%

                    10 yr.            7.48%             9.11%


How the Fund has Performed

         As stated in the Letter to Shareholders, the last quarter of 1995 was favorable but the first quarter of 1996 was a volatile time for bond investors. After a year of mostly declining interest rates, long-term interest rates began to rise in 1996. Shareholders in the AARP GNMA and U.S. Treasury Fund were shielded from some of this volatility because of the Fund's unique strategy to keep 20% to 50% of its assets in short-term securities. It is this strategy, however, that often causes the Fund to lag the unmanaged Lehman Brothers Mortgage GNMA Index. When we look to the chart below, the AARP GNMA and U.S. Treasury Fund's one-year total return of 8.62% (representing 7.07% in distributions of income and 1.55% in capital change) underperformed the index return of 10.84%. It is important to note that the index return does not reflect investment in cash equivalents or the deduction of any servicing, investment management, or administrative expenses as a mutual fund does.

         While 12-month returns for the Fund will vary from year to year, by maintaining a long-term focus and staying invested through good and bad times, your investment has the opportunity to grow over time and overcome down periods in the market. As the graph to the right shows, if you invested $10,000 in the Fund on March 31, 1986, your investment would have grown to $20,572. If you took your distributions in cash, the value of your investment would have been $9,348, and you would have received $7,563 in distributions.

LINE CHART TITLE:       GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:           Yearly Periods ended March 31

CHART DATA:
               AARP GNMA and U.S.        Lehman Brothers
                 Treasury Fund         Mortgage GNMA Index^+
                 -------------         ---------------------

          1986      $10000                    $10000

          1987       10952                     11039

          1988       11339                     11736

          1989       11892                     12395

          1990       13160                     14172

          1991       14775                     16150

          1992       16335                     18051

          1993       18087                     20096

          1994       18154                     20321

          1995       18939                     21594

          1996       20572                     23935



BAR CHART TITLE:          ANNUAL INVESTMENT RETURNS

CHART PERIOD:           Yearly Periods ended March 31
                               (Total Return %)

CHART DATA:
               AARP GNMA and U.S.          Lehman Brothers
                 Treasury Fund           Mortgage GNMA Index^+
                 -------------           --------------------

          1992      10.55%                    11.77%

          1993      10.73                     11.34

          1994       0.37                      1.13

          1995       4.32                      6.26

          1996       8.62                      10.84


^+ The unmanaged Lehman Brothers Mortgage GNMA Index is a market value weighted measure of all fixed-rate securities backed by mortgage pools of the GNMA. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

The Fund's Recent Investment Strategy

         Through most of 1995, we shifted assets from shorter-term instruments into GNMA securities, which were selling at attractive price levels. As of year-end, approximately 75% of the portfolio was invested in GNMA securities, with a third of the Fund's assets invested in 7% to 7 1/2% coupon mortgages. This strategy proved successful in providing shareholders with more income during a period of declining interest rates.

         We continued to favor GNMA securities in the first quarter of 1996, as illustrated in the chart below. However, beginning in February we replaced our 7 1/2% coupon mortgages with lower-coupon bonds in the vicinity of 6% to 7%. Despite their lower relative coupons, the bonds in the portfolio still produced income above most other high-quality fixed-income investments such as Treasuries.

CALLOUT

It has been an ongoing strategy to keep 20% to 50% of the Fund's assets in short-term U.S. Treasury obligations and cash equivalents to help moderate share price volatility.

         The remainder of the portfolio was invested in short-term U.S. Treasury obligations and cash equivalents with maturities of three years or less. These shorter-term securities helped moderate share price fluctuation. It has been an ongoing strategy to keep some of the Fund's assets in shorter maturity bonds to help dampen share price volatility.

         We have maintained a consistent strategy in the Fund for the past 10 years. Shareholders in this Fund should feel comfortable that the current blend of GNMA securities will provide a competitive stream of income, while the short-term Treasury securities and cash equivalents will continue to dampen share price volatility.

PIE CHART TITLE:              Asset Allocation
                              ----------------

CHART PERIOD:               As of March 31, 1996

CHART DATA:
                    Government National Mortgage
                         Association               70%
                    U.S. Treasury Obligations      29%
                    Cash Equivalents                1%
                                                  ----
                                                  100%
                                                  ====


FOR WHOM THE
FUND IS DESIGNED

The Fund is designed for conservative investors who want relatively high current income and a degree of protection from day-to-day share price volatility. Investors should be seeking to invest for the longer term (at least one to three years) and be comfortable with fluctuation in the value of their principal and yield.

PORTFOLIO
MANAGEMENT TEAM

David H. Glen

  Lead Portfolio Manager

Mark S. Boyadjian

  Portfolio Manager

      AARP HIGH QUALITY BOND FUND
      ---------------------------

FUND OVERVIEW

The AARP High Quality Bond Fund offers you monthly income and the opportunity for higher returns than you can expect from the AARP GNMA and U.S. Treasury Fund. In pursuing higher returns, fluctuation in the value of your principal may also be greater. The Fund has quality standards that are among the highest of any general bond fund currently available, with at least 65% of the portfolio invested in AAA-rated and AA-rated issues, and the other 35% in nothing less than A-rated bonds.


                                  Total Return
                                  ------------
                                   CUMULATIVE

                                      FUND              INDEX^+
                                      ----              ------
                   1 yr.             10.22%            10.79%

                   5 yr.             45.99%            50.29%

                   10 yr.           110.48%           128.59%

                                 AVERAGE ANNUAL

                                      FUND              INDEX^+
                                      ----              ------
                   1 yr.             10.22%            10.79%

                   5 yr.              7.86%             8.48%

                   10 yr.             7.73%             8.61%


How the Fund has Performed

         As stated in the Letter to Shareholders, the last quarter of 1995 was favorable but the first quarter of 1996 was a volatile period for bond investors. After a year of mostly declining interest rates, long-term interest rates began to rise in 1996. The AARP High Quality Bond Fund was negatively impacted by this because as interest rates rise, bonds prices fall. In addition, the Fund's conservative strategy often causes the Fund to lag the unmanaged Lehman Brothers Aggregate Bond Index when the bond market rallies, as it did in 1995. When we look to the chart below, the AARP High Quality Bond Fund's one-year total return of 10.22% (representing 6.30% in distributions of income and 3.92% in capital change) underperformed the index return of 10.79%. It is important to note that the quality of the securities in the portfolio is higher than those in the index, and the index return does not reflect investment in cash equivalents or the deduction of any servicing, investment management, or administrative expenses, as a mutual fund does.

         While 12-month returns for the Fund will vary from year to year, by maintaining a long-term focus and staying invested through good and bad times, your investment has the opportunity to grow over time and overcome down periods in the market. As the graph to the right shows, if you invested $10,000 in the Fund on March 31, 1986, your investment would have grown to $21,048. If you took your distributions in cash, the value of your investment would have been $9,864, and you would have received $7,303 in distributions.

LINE CHART TITLE:         GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:              Yearly Periods ended March 31
CHART DATA:
                              AARP High Quality   Lehman Brothers
                                  Bond Fund      Aggregate Bond Index^+
                                  ---------      ---------------------


                    1986            $10000           $10000

                    1987             10780            10873

                    1988             11162            11404

                    1989             11806            11992

                    1990             12960            13472

                    1991             14417            15209

                    1992             15936            16945

                    1993             18009            19197

                    1994             18515            19653

                    1995             19096            20633

                    1996             21048            22859


BAR CHART TITLE:          ANNUAL INVESTMENT RETURNS

CHART PERIOD:           Yearly Periods ended March 31
                                (Total Return %)
CHART DATA:
                             AARP High Quality         Lehman Brothers
                                 Bond Fund         Aggregate Bond Index^+
                                 ---------         ---------------------

                   1992          10.54%                     11.43%

                   1993          13.01                      13.3

                   1994           2.8                        2.37

                   1995           3.14                       4.99

                   1996          10.22                      10.79


^+ The unmanaged Lehman Brothers Aggregate Bond Index is a market value weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

The Fund's Recent Investment Strategy

         In keeping with the Fund's objective of managing share price volatility, our investment strategy changed in early 1995 and has remained consistent ever since. During the six-month period covered by this report, we decided to add income to the portfolio from attractively priced mortgage-backed and corporate securities. We put a large portion of the Fund's assets into mortgage-backed securities (approximately 32% as of March 31, 1996) because of their high quality, income potential, and attractive prices. We also continued to invest in corporate securities which included issues from some of the country's leading consumer staples, durable goods manufacturing, financial, and transportation companies.

         We favored intermediate-term bonds in anticipation of a steeper yield curve, which is when short-term yields decline faster than long-term yields. This strategy proved positive for the Fund because intermediate-term bonds were the best-performers over the past six months.

CALLOUT

The Fund attempts to reduce share price fluctuation by investing in a variety of different sectors.

         The Fund continued to maintain its objective of investing in high-quality securities. As of March 31, 1996, 67% of the portfolio was invested in government, AAA-rated or AA-rated securities; 17% of the Fund was invested in A-rated bonds; and 16% was invested in cash equivalents.

         We believe that the AARP High Quality Bond Fund's current portfolio is well positioned and major changes are not expected over the near term. This Fund should continue to provide shareholders with high income and less share price fluctuation than a long-term bond. Our emphasis remains on delivering both competitive yields and potential price appreciation, as well as on maintaining high credit quality and diversification across various types of issues.

PIE CHART TITLE:             Asset Allocation
                             ----------------

CHART PERIOD:              As of March 31, 1996

CHART DATA:

               U.S. Government Agency Pass-Thrus       31%
               U.S. Treasury Obligations               27%
               Corporate Bonds                         20%
               Commercial Paper                        16%
               Foreign Bonds--U.S. $ Denominated        5%
               Asset Backed                             1%
                                                      ----
                                                      100%
                                                      ====


FOR WHOM THE
FUND IS DESIGNED

The Fund is designed for investors who want competitive returns from a portfolio of high credit quality. Investors should be seeking to invest for the longer term (at least one to three years) and be comfortable with fluctuation in the value of their principal and yield.

PORTFOLIO
MANAGEMENT TEAM

David H. Glen

  Lead Portfolio Manager

William M. Hutchinson

Stephen A. Wohler

  Portfolio Managers

      AARP INSURED TAX FREE GENERAL BOND FUND
      ---------------------------------------


FUND OVERVIEW

The AARP Insured Tax Free General Bond Fund seeks to pay high monthly income that is free from federal taxes.* The Fund invests in a portfolio consisting primarily of high-grade municipal securities that are insured against default. This insurance does not apply to the value of your shares or the yield of the Fund, both of which will fluctuate daily. The Fund also aims to keep the value of its shares more stable than that of a long-term municipal bond.



                                  Total Return
                                  ------------
                                   CUMULATIVE

                                      FUND              INDEX^+
                                      ----              ------

                    1 yr.             7.23%             8.38%

                    5 yr.            45.13%            47.45%

                    10 yr.          112.79%           117.13%

                                 AVERAGE ANNUAL

                                      FUND              INDEX^+
                                      ----              ------

                     1 yr.            7.23%             8.38%

                     5 yr.            7.73%             8.07%

                     10 yr.           7.84%             8.05%

* It is the policy of the Fund not to invest in taxable issues. However, the Fund's income may be subject to state and local taxes. Gains on sales of Fund shares and distributions of capital gains may be subject to federal, state and local taxes.

How the Fund has Performed

         As stated in the Letter to Shareholders, the last quarter of 1995 was favorable but the first quarter of 1996 was a volatile period for bond investors, including those in the municipal market. Since January 1996, with rising long-term interest rates, the value of the securities held by the Fund decreased and the net asset value declined. When we look at the annualized total return, as illustrated in the chart below, the AARP Insured Tax Free General Bond Fund's one-year total return of 7.23% (representing 5.06% in distributions of income and 2.17% in capital change) underperformed the unmanaged Lehman Brothers Municipal Bond Index return of 8.38%. It is important to note that due to the Fund's objective to reduce share price volatility, it will often lag other municipal funds when the bond market rallies, as it did in 1995. However, it may also shield the Fund when the market declines, as it did during the first quarter of 1996.

         It is important to note that 12-month returns for the Fund will vary from year to year. However, by maintaining a long-term focus and staying invested through good and bad times, your investment has the opportunity to grow over time and overcome down periods in the market. As the graph to the right shows, if you invested $10,000 in the Fund on March 31, 1986, your investment would have grown to $21,279. If you took your distributions in cash, the value of your investment would have grown to $11,004, and you would have received $6,914 in distributions.

LINE CHART TITLE:         GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:              Yearly Periods ended March 31

CHART DATA:
                      AARP Insured Tax Free        Lehman Brothers
                       General Bond Fund         Municipal Bond Index^+
                       -----------------         ---------------------

                 1986         $10000                    $10000

                 1987          11233                     11097

                 1988          11104                     11376

                 1989          12322                     12196

                 1990          13470                     13482

                 1991          14662                     14726

                 1992          16024                     16197

                 1993          18266                     18225

                 1994          18595                     18648

                 1995          19844                     20034

                 1996          21279                     21713


BAR CHART TITLE:         ANNUAL INVESTMENT RETURNS

CHART PERIOD:          Yearly Periods ended March 31
                              (Total Return %)
CHART DATA:

                          AARP Insured Tax Free         Lehman Brothers
                            General Bond Fund        Municipal Bond Index^+
                            -----------------        ---------------------

                 1992               7.23%                    8.38%

                 1993               9.28                    10.01

                 1994              14.0                     12.51

                 1995               1.79                     2.32

                 1996               6.71                     7.43



^+ The unmanaged Lehman Brothers Municipal Bond Index is a market value weighted measure of municipal bonds with a maturity of at least two years. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.


   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

The Fund's Recent Investment Strategy

         Through the end of 1995, the portfolio management team continued to shift a majority of the portfolio from long-term bonds with maturities of over 20 years to bonds with maturities of under 15 years. It continues to be heavily weighted in intermediate-term bonds, with 42% of the portfolio invested in bonds maturing in 10 to 15 years. This strategy has added to the Fund's favorable performance over the past few months, because bonds with maturities in the 15-year range that were non-callable performed better than longer-term bonds.

         In addition, as of March 31, 1996, approximately 90% of the portfolio was invested in insured securities (or securities escrowed in U.S. Treasuries which provide the backing of the U.S. Government). Remember that this insurance protects the bond from default but does not apply to the value of your shares or to the yield of the Fund, both of which will fluctuate daily.

CALLOUT

Investing in insured securities of varying maturities helps dampen the price volatility of this Fund.

         As always, we invested in securities rated within the top three ratings by Moody's Investor Services Inc. and Standard & Poor's -- two independent rating services.

         We believe that the Fund's strategy will continue to provide shareholders with high income free from federal taxes as we seek to keep its share price more stable than a long-term municipal bond.

PIE CHART TITLE: Asset Allocation -- Municipal Bond Effective Maturities

CHART PERIOD:                 As of March 31, 1996

CHART DATA:

                         Less than 1 year              8%
                         1 to less than 5 years       10%
                         5 to less than 10 years      17%
                         10 to less than 15 years     42%
                         Greater than 15 years        23%
                                                     ----
                                                     100%
                                                     ====


FOR WHOM THE
FUND IS DESIGNED

The Fund is designed for investors in higher tax brackets who want income that is free from federal income taxes. Investors should be seeking to invest for the longer term (at least one to three years) and be comfortable with fluctuation in the value of their principal and yield.



PORTFOLIO
MANAGEMENT TEAM

Donald C. Carleton

  Lead Portfolio Manager

Philip G. Condon

  Portfolio Manager

      AARP BALANCED STOCK AND BOND FUND
      ---------------------------------


Fund Overview

Through a combination of stocks, bonds, and cash reserves, the AARP Balanced Stock and Bond Fund seeks to offer you long-term growth of capital and quarterly income. The Fund attempts to keep the value of its shares more stable than other potentially higher returning, higher risk balanced mutual funds.


                                  Total Return
                                  ------------
                                   CUMULATIVE

                                                      BLENDED
                                      FUND             INDEX^+
                                      ----             ------

                   1 yr.             21.04%            22.90%

                   Life of
                   Fund*             25.09%            28.93%

                                 AVERAGE ANNUAL

                                                       BLENDED
                                      FUND             INDEX^+
                                      ----             ------

                   1 yr.             21.04%            22.90%

                   Life of
                   Fund^*             10.91%            12.49%

How the Fund has Performed

         The AARP Balanced Stock and Bond Fund performed well over the past six months. While the Fund provided a solid one-year total return of 21.04% (representing 4.43% in distributions of income and 16.61% in capital change) over this period, it slightly underperformed the blended index's one-year total return of 22.90%, primarily because of the Fund's conservative investment strategy to reduce share price volatility. The blended index is made up of the S&P Stock Price Index 50%, the Lehman Brothers Aggregate Bond Index 40%, and the 3-Month Treasury Bill Index 10%.

         It is important to note that 12-month returns for the Fund will vary from year to year. However, by maintaining a long-term focus and staying invested through good and bad times, your investment has the opportunity to grow significantly over time. As the graph to the right shows, if you invested $10,000 in the Fund when it was introduced in February of 1994, your investment would have grown to $12,509. If you took your distributions in cash, the value of your investment would have grown to $11,440, and you would have received $939 in distributions.

LINE CHART TITLE:         GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:         Quarterly Periods from February 1, 1994
                                 to March 31, 1996
CHART DATA:


               AARP Balanced   Standard & Poor's   Lehman Brothers
              Stock and Bond   500 Stock Price     Aggregate Bond      Blended
                 Fund              Index               Index            Index^+
                 ----              -----               -----            -----

 2/1/94*       $10000             $10000              $10000           $10000

 3/31/94         9520               9304                9584             9456

 6/30/94         9623               9344                9485             9450

 9/30/94         9922               9800                9543             9740

 12/31/94        9837               9799                9579             9761

 3/31/95        10335              10753               10062            10491

 6/30/95        11077              11779               10675            11308

 9/30/95        11589              12716               10885            11929

 12/31/95       12184              13481               11349            12543

 3/31/96        12509              14205               11147            12893


BAR CHART TITLE:         ANNUAL INVESTMENT RETURNS

CHART PERIOD:          Yearly Periods ended March 31
                               (Total Return %)
CHART DATA:

                       AARP Balanced                Blended
                     Stock and Bond Fund             Index^+
                     -------------------             -----

       2/1/94*--
       3/31/94             -4.8 %                    -5.08%

       1995                 8.56                     10.17

       1996                21.04                     22.9



^+ The performance of the blended benchmark is a weighting comprised of 50% Standard & Poor's 500 Stock Price Index (S&P), 40% Lehman Brothers Aggregate Bond Index (LBAB), and the 3-Month Treasury Bill Index (10%). The 50/40/10 measure is meant to reflect the anticipated long range asset mix of the Fund, which may change over time. The unmanaged Standard & Poor's 500 Stock Price Index is a market value-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. The unmanaged Lehman Brothers Aggregate Bond Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.


     All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

^*   The Fund commenced operations on February 1, 1994.

The Fund's Recent Investment Strategy

         In general, the stock portion of the Fund (representing 53% of the portfolio as of March 31, 1996) uses an approach similar to the AARP Growth and Income Fund. We will usually invest in stocks that are believed to have favorable long-term capital appreciation outlooks and have above-average dividend yields. Since the stock portion of the Fund is managed by the same team and with the same strategy as the AARP Growth and Income Fund, refer to the AARP Growth and Income Fund Report on page 18 for details on specific stock selection. (The Fund may invest up to 70% of its assets in stocks.)

         The portion of the Fund invested in bonds (representing 29% of the portfolio as of March 31, 1996) can include corporate issues, U.S. Government securities, mortgage-backed obligations, and other fixed-income securities. At least 75% of these securities will be securities rated within the three highest quality ratings by Moody's Investor Services Inc. or Standard & Poor's, independent rating organizations. (At all times, at least 30% of the Fund's assets will be a combination of bonds and cash equivalents.) We continued to favor intermediate-term bonds over the past six months in anticipation of a steeper yield curve (short-term yields moving down faster than long-term yields). The remaining 18% of the portfolio as of March 31, 1996 were invested in cash equivalents.

CALLOUT

The Fund attempts to reduce share price fluctuation by following the strict yield discipline of the AARP Growth and Income Fund in the stock section of the portfolio, by investing in securities with varying maturities on the bond side, and by maintaining a significant cash position.

         We continue to believe that stocks will outperform bonds and cash over the longer term and therefore a majority of the portfolio will continue to be invested in stocks. While we are comfortable with our current asset allocation of 53% stocks, 29% bonds, and 18% cash equivalents, this allocation may be gradually changed depending upon our expectations for the financial markets.

PIE CHART TITLE:           ASSET ALLOCATION

CHART PERIOD:       As of March 31, 1996 CHART DATA:

                    Stocks                      53%

                    Bonds                       29%

                    Cash Equivalents            18%
                                               ----
                                               100%
                                               ====


For Whom the
Fund is Designed

This Fund is designed for investors who are seeking long-term growth of their assets, but who want less risk than an investment solely in stocks. Investors should be able to invest for the longer term (three years or more) and be comfortable with the value of their principal fluctuating up and down.



Portfolio
Management Team

Robert T. Hoffman

  Lead Portfolio Manager

William M. Hutchinson

Benjamin W. Thorndike

  Portfolio Managers

      AARP GROWTH AND INCOME FUND
      ---------------------------


FUND OVERVIEW

The AARP Growth and Income Fund is a conservatively managed stock fund that provides the potential for long-term growth and quarterly income, while still seeking to moderate risk. It invests in above-average dividend-yielding stocks that may offer the opportunity for long-term growth of capital.



                                  Total Return
                                  ------------

                                   CUMULATIVE

                                      FUND              INDEX^+
                                      ----              -------

                   1 yr.             31.91%            32.10%

                   5 yr.            109.01%            98.22%

                   10 yr.           235.12%           269.70%

                                 AVERAGE ANNUAL

                                      FUND              INDEX^+
                                      ----              -------

                   1 yr.             31.91%            32.10%

                   5 yr.             15.89%            14.65%

                   10 yr.            12.85%            13.96%

How the Fund has Performed

         The AARP Growth and Income Fund performed well over the past six months. While providing a strong one-year total return of 31.91% (representing 3.62% in distributions of income and 28.29% in capital change), it slightly underperformed the unmanaged Standard & Poor's Stock Price Index of 32.10%. The Fund was able to perform well relative to the index for this one-year period, and even outperform the index during the last six months. That was because the stock market rally during the last six months was not driven by the technology sector, as it was during the previous six months. Our strict valuation discipline sometimes precludes us from investing in certain sectors of the market, such as technology stocks, which are characterized by a high degree of price volatility and minimal or nonexistent dividends.

         It is important to note that 12-month returns for the Fund will vary from year to year. However, by maintaining a long-term focus and staying invested through good and bad times, your investment has the opportunity to grow significantly over time. As the graph to the right shows, if you invested $10,000 in the Fund on March 31, 1986, your investment would have grown to $33,512. If you took your distributions in cash, your investment would have grown to $19,391, and you would have received $6,696 in distributions.

LINE CHART TITLE:         GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:              Yearly Periods ended March 31
CHART DATA:


                            AARP Growth and      Standard & Poor's
                              Income Fund     500 Stock Price Index^+
                              -----------     -----------------------

                    1986         $10000             $10000

                    1987          11904              12620

                    1988          11070              11569

                    1989          12587              13668

                    1990          14022              16302

                    1991          16034              18652

                    1992          18397              20711

                    1993          21279              23865

                    1994          22443              24217

                    1995          25404              27987

                    1996          33512              36970


BAR CHART TITLE:         ANNUAL INVESTMENT RETURNS

CHART PERIOD:          Yearly Periods ended March 31
                              (Total Return %)
CHART DATA:
                       AARP Growth and Income     Standard & Poor's 500
                               Fund                 Stock Price Index+
                               ----                 ------------------


                   1992         14.74%                     11.03%

                   1993         15.67                      15.22

                   1994          5.47                       1.48

                   1995         13.20                      15.57

                   1996         31.91                      32.10



^+ The unmanaged Standard & Poor's 500 Stock Price Index is a market value weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.


   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

The Fund's Recent Investment Strategy

         As always, our strict valuation discipline focused our attention on those companies whose fundamental outlooks may have been misperceived by investors, as reflected by such stocks' higher-than-average dividend yields. With this in mind, over the period covered by this Report, we continued to favor the health, finance, and manufacturing sectors. The Fund's largest holding in the financial sector-- the Student Loan Marketing Association (Sallie Mae) -- turned in an exceptional performance. Sallie Mae was a unique opportunity where unfavorable political and corporate developments had driven the stock to a depressed level by late 1994. We began to buy the stock at that time and it became one of the Fund's largest holdings. Sallie Mae returned 108% in 1995. Health stocks, such as Eli Lilly, Schering Plough, and Baxter, added to the Fund's favorable performance as the profit outlook for the industry continues to be strong. The portfolio also benefited significantly from the dramatic outperformance of such durable goods holdings as United Technologies, Lockheed Martin and Rockwell. These stocks appreciated significantly as the market rewarded them for strong and sustainable earnings, cash flow and dividend growth, and superior management.

         Recently we have begun to reduce our exposure to some of these top performers because we believe that their stocks are approaching fair valuation. We have taken some profits in Sallie Mae, and trimmed several of our bank holdings. We also reduced our position in Lockheed Martin and United Technologies. Within the healthcare sector, we have taken partial profits from Eli Lilly and Schering Plough. Proceeds from these sales were used to purchase such companies as Zeneca and Bausch and Lomb -- two undervalued healthcare stocks that we believe offer attractive total return prospects. We also purchased some paper and forest products stocks such as Georgia Pacific and Weyerhaeuser. We believe that their attractive valuations are already fully discounting the possibility of a U.S. recession. (Please note that portfolio changes should not be considered recommendations for action by individual investors.)

CALLOUT

The Fund focuses on stocks with above-average dividends and sound fundamentals to help reduce share price volatility.

         In general, our focus on high dividend-paying stocks tends to lead us in the direction of value investing. This has and should continue to benefit the Fund over time as the market recognizes the intrinsic worth of individual stocks. We think this is a good position to be in as the economy winds down and market leadership becomes less driven by earnings.

PIE CHART TITLE:     ASSET ALLOCATION - SECTORS OF EQUITY HOLDINGS

CHART PERIOD:                     As of March 1, 1996
CHART DATA:

                            Financial                   20%

                            Manufacturing               18%

                            Health                      12%

                            Consumer Staples             9%

                            Energy                       9%

                            Durables                     8%

                            Communications               7%

                            Consumer Discretionary       5%

                            Utilities                    4%

                            Other                        8%
                                                       ----
                                                       100%
                                                       ====


FOR WHOM THE
FUND IS DESIGNED

The Fund is suitable for investors who are seeking long-term growth of their assets and the opportunity to keep ahead of inflation. Investors should be able to invest for at least three years or more and be comfortable with fluctuation to the value of their principal that is associated with investing in stocks.



PORTFOLIO
MANAGEMENT TEAM

Robert T. Hoffman

  Lead Portfolio Manager

Lori J. Ensinger

Kathleen T. Millard

G. Todd Silva

Benjamin W. Thorndike

  Portfolio Managers

      AARP GLOBAL GROWTH FUND
      -----------------------


FUND OVERVIEW

The AARP Global Growth Fund seeks to offer long-term capital growth through a globally diversified portfolio, and to keep the value of its shares more stable than other global stock funds.

How the Fund has Performed

         Because the AARP Global Growth Fund is so new, you will not find performance information in this Report. However, you can all us at 1-800-253-2277 for more information.

         Since the Fund was introduced in February, the portfolio management team has concentrated on getting the Fund's assets invested. The portfolio is currently broadly diversified among 17 countries, including the United States, Germany, and the United Kingdom, and more than 70 different companies.

The Fund's Recent Investment Strategy

         The strategy of the Fund is to develop global themes and search for the appropriate stock values to represent them, rather than weight the portfolio according to countries or economic sectors. For example, we target companies with new technologies that secure large market shares and set the standards to which other companies must conform. An example in the portfolio includes SAP, a German-based software applications developer.

         Another theme focuses on corporations that are changing their structure in order to concentrate resources on their highest value-added activities. To succeed, these companies will also need to control the entities to whom they outsource. Our portfolio position in Xerox currently demonstrates the successful application of this strategy. Given the world's demographics, we believe pharmaceutical products and health providers will continue to thrive. We favor companies such as Sandoz and Ciba-Geigy. (Please note that portfolio changes should not be considered recommendations for action by individual investors.)

CALLOUT

The Fund seeks to offer less share price volatility than many global growth funds by maintaining core holdings that are from well-established companies of mature countries.

         We expect to diversify the Fund's assets further in the coming months and adhere to a "theme approach" of investing these assets. We also expect the shareholders in this Fund to benefit from many global trends underway: the global economy and capital markets in aggregate are functioning well; growth, albeit moderate, is being achieved without inflation; and new technologies are emerging and old industries are restructuring.

PIE CHART TITLE: Asset Allocation -- Countries of Equity Holdings

CHART PERIOD:                  As of March 31, 1996
CHART DATA:

                    United States                 29%
                    Germany                       19%
                    United Kingdom                10%
                    Switzerland                    8%
                    The Netherlands                6%
                    Japan                          6%
                    Canada                         5%
                    Sweden                         5%
                    Brazil                         3%
                    Other                          9%
                                                  ---
                                                 100%
                                                 ====

PIE CHART TITLE:   Asset Allocation -- Sectors of Equity Holdings

CHART PERIOD:                  As of March 31, 1996
CHART DATA:

                    Financial                     21%
                    Manufacturing                 21%
                    Metals and Minerals           13%
                    Service Industries            7%
                    Construction                  6%
                    Utilities                     6%
                    Consumer Staples              5%
                    Technology                    5%
                    Media                         4%
                    Other                         12%
                                                 ---
                                                 100%
                                                 ====


FOR WHOM THE
FUND IS DESIGNED

The Fund, which commenced operations on February 1, 1996, is suitable for investors who want to add worldwide stock opportunities to their portfolio. Investors should invest for the longer term (at least five years or more) and be comfortable with the value of their principal fluctuating up and down. Because the Fund invests globally, it will be affected by up and down movements in U.S. and international stock markets. The Fund will also be subject to international investments risks such as currency exchange risk.

Since the Fund is so new, the Growth of $10,000 Investment chart and the Annual Investment Returns are not included.

PORTFOLIO
MANAGEMENT TEAM

William E. Holzer

  Lead Portfolio Manager

Nicholas Bratt

Alice Ho

  Portfolio Managers

      AARP CAPITAL GROWTH FUND
      ------------------------


FUND OVERVIEW

The AARP Capital Growth Fund is designed to help investors take advantage of the high growth potential of stocks while attempting to keep the value of its shares more stable than other potentially higher returning, higher risk capital growth mutual funds.


                                  Total Return
                                  ------------

                                   CUMULATIVE

                                  FUND                INDEX^+
                                  ----                ------

               1 yr.             30.75%               32.10%

               5 yr.             79.05%               98.22%

               10 yr.            205.56%             269.70%

                                 AVERAGE ANNUAL

                                  FUND                INDEX^+
                                  ----                ------

               1 yr.             30.75%               32.10%

               5 yr.             12.36%               14.65%

               10 yr.            11.82%               13.96%


How the Fund has Performed

         The AARP Capital Growth Fund performed well over the past six months. It provided a strong one-year total return of 30.75% (representing 1.30% in distributions of income and 29.45% in capital change), although it underperformed the unmanaged Standard & Poor's 500 Stock Price Index of 32.10%. The Fund's objective to moderate share price fluctuation may cause it to slightly underperform the index when the stock market strongly advances, as it has over the past six months.

         It is important to note that 12-month returns for the Fund will vary from year to year. However, by maintaining a long-term focus and staying invested through good and bad times, your investment has the opportunity to grow significantly over time. As the graph to the right shows, if you invested $10,000 in the Fund on March 31, 1986, your investment would have grown to $30,556. If you took your distributions in cash, the value of your investment would have grown to $18,351, and you would have received $6,500 in distributions.

LINE CHART TITLE:      GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:           Yearly Periods ended March 31
CHART DATA:

                               AARP Capital       Standard &
                                 Growth       Poor's 500 Stock
                                  Fund          Price Index^+
                                  ----          ------------

                    1986         $10000           $10000

                    1987          11752            12620

                    1988          1122             11569

                    1989          14779            13668

                    1990          15673            16302

                    1991          17066            18652

                    1992          19663            20711

                    1993          22063            23865

                    1994          22455            24217

                    1995          23370            27987

                    1996          30556            36970


BAR CHART TITLE:         ANNUAL INVESTMENT RETURNS

CHART PERIOD:                          Yearly Periods ended March 31
                                               (Total Return %)
CHART DATA:

                                AARP Capital       Standard &
                                  Growth       Poor's 500 Stock
                                   Fund          Price Index^+
                                   ----          ------------

                    1992           15.22%            11.03%

                    1993           12.21             15.22

                    1994            1.78              1.48

                    1995            4.08             15.57

                    1996           30.75             32.10




^+ The unmanaged Standard & Poor's 500 Stock Price Index is a market value weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

The Fund's Recent Investment Strategy

         Over the past six months, we continued to emphasize our strategy of maintaining a quality portfolio diversified across many economic sectors. The top sectors include health, finance, and technology. Health and finance, in particular, were two of the top performing sectors of the market in late 1995. While we continue to believe that healthcare still exhibits promising growth prospects, we reduced positions that we thought were fully valued near term, such as Johnson & Johnson and Merck. During the past six months, we have purchased economically sensitive stocks whose valuations are currently more attractive such as Lockheed Martin, TRW, and AMR Corp. Lockheed Martin is a manufacturer of aircraft and space equipment and TRW manufactures defense electronics, automotive parts and systems.

         We believe technology has been and will continue to be a fruitful sector for above-average growth opportunities. Since technology stocks are characterized by a high degree of share price volatility, we have focused our investments in high-quality, top-tier companies such as Hewlett-Packard, Cisco Systems and Applied Materials -- market leaders in their particular technological niche. (Please note that portfolio changes should not be considered recommendations for action by individual investors.)

CALLOUT

Through a broadly diversified portfolio consisting primarily of high quality, medium- to large-sized companies with strong competitive positions in their industries, the Fund seeks to offer less share price volatility than many growth funds.

         Given the uncertain outlook for economic growth and individual company profits, we continue to emphasize quality companies such as Columbia Healthcare, McDonald's and Fannie Mae, whose profits, in our opinion, are sustainable through varying market conditions.

PIE CHART TITLE:    ASSET ALLOCATION -- SECTORS OF EQUITY HOLDINGS

CHART PERIOD:                  As of March 31, 1996
CHART DATA:

                         Financial                   16%
                         Technology                  15%
                         Health                      14%
                         Manufacturing               13%
                         Energy                       9%
                         Consumer Discretionary       9%
                         Consumer Staples             5%
                         Durables                     5%
                         Transportation               3%
                         Other                       11%
                                                    ----
                                                    100%
                                                    ====


FOR WHOM THE
FUND IS DESIGNED

The Fund is designed for investors seeking long-term growth of their principal. Investors should be able to invest for the longer term (five years or more) and be comfortable with the short-term fluctuation of their principal that is associated with investing in stocks.



PORTFOLIO
MANAGEMENT TEAM

William F. Gadsden

  Lead Portfolio Manager

Bruce F. Beaty

  Portfolio Manager

I N V E S T M E N T  P O R T F O L I O S,

F I N A N C I A L  S T A T E M E N T S

A N D  A D D I T I O N A L

I N F O R M A T I O N

 AARP HIGH QUALITY MONEY FUND

LIST OF INVESTMENTS AS OF MARCH 31, 1996 (Unaudited)

Principal
Amount ($)                                                                      Value ($)
------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 5.1%

   5,000,000   Repurchase Agreement with State Street Bank and Trust Company dated 3/29/96 at 5% to be repurchased at $5,002,083 on
                 4/1/96 collateralized by a $4,120,000
                 U.S. Treasury Bond, 8.75%, 5/15/17 ......................       5,000,000
  14,535,000   Repurchase Agreement with Donaldson, Lufkin & Jenrette
                 dated 3/29/96 at 5.35% to be repurchased at $14,541,480 on
                 4/1/96 collateralized by a $14,600,000
                 U.S. Treasury Note, 5.625%, 1/31/98 .....................      14,535,000
                                                                               -----------
               TOTAL REPURCHASE AGREEMENTS (COST $19,535,000) ............      19,535,000
                                                                               -----------

COMMERCIAL PAPER 43.5%

HEALTH 4.3%
Pharmaceuticals
   6,500,000   Warner-Lambert Co., 5.45%, 5/6/96 .........................       6,466,849
  10,000,000   Warner-Lambert Co., 4.82%, 8/16/96 ........................       9,801,050
                                                                               -----------
                                                                                16,267,899
                                                                               -----------

COMMUNICATIONS 8.3%
Telephone/Communications
  17,000,000   American Telephone & Telegraph Co., 5.13%, 7/17/96 ........      16,735,310
  15,000,000   Ameritech Corp., 5.24%, 6/24/96 ...........................      14,814,771
                                                                               -----------
                                                                                31,550,081
                                                                               -----------

FINANCIAL 30.9%
Banks 2.5%
  10,000,000   Deutsche Bank Financial Inc., 5.18%, 9/12/96 ..............       9,762,125
                                                                               -----------
Insurance 3.9%
  15,000,000   Prudential, 5.06%, 4/23/96 ................................      14,951,795
                                                                               -----------

Other Financial Companies 24.5%
  10,000,000   American Express Credit Corp., 5%, 8/27/96 ................       9,785,192
   6,500,000   American General Finance Corp., 5.44%, 5/10/96 ............       6,462,589
  15,000,000   Associates Corp. of North America, 5.06%, 5/8/96 ..........      14,917,983
  15,000,000   E.I. duPont de Nemours & Co., 5.25%, 5/16/96 ..............      14,899,374
  17,000,000   Ford Motor Credit Corp., 5.23%, 4/11/96 ...................      16,975,303
  10,000,000   Nestle Capital Corp., 5.33%, 4/3/96 .......................       9,995,635
  13,500,000   New Center Asset Trust Co., 5.23%, 8/13/96 ................      13,237,256
   7,000,000   PREFCO, 5.57%, 4/25/96 ....................................       6,975,548
                                                                               -----------
                                                                                93,248,880
                                                                               -----------
               TOTAL COMMERCIAL PAPER (COST $165,820,397) ................     165,780,780
                                                                               -----------

U.S. GOVERNMENT AGENCIES 34.5%
   5,000,000   Federal Home Loan Bank, 5.31%, 12/12/96 ...................       4,993,750
  17,000,000   Federal National Mortgage Association, 5.17%, 7/14/99* ....      16,770,500
  25,000,000   Student Loan Marketing Association, 5.34%, 4/16/96* .......      25,007,474
  20,000,000   Student Loan Marketing Association, 5.49%, 11/27/96* ......      20,045,600
  38,690,000   Student Loan Marketing Association, 5.52%, 1/23/97* .......      38,797,171
  10,000,000   Student Loan Marketing Association, 5.47%, 10/30/97* ......       9,992,500
  16,250,000   Student Loan Marketing Association, 5.17%, 7/12/99* .......      16,046,875
                                                                               -----------
               TOTAL U.S. GOVERNMENT AGENCIES (COST $131,959,640) ........     131,653,870
                                                                               -----------

     The accompanying notes are an integral part of the financial statements

 AARP HIGH QUALITY MONEY FUND

Principal
Amount ($)                                                                 Value ($)
------------------------------------------------------------------------------------
MEDIUM-TERM AND SHORT-TERM NOTES 16.2%

FINANCIAL 13.1%
Banks
   5,000,000   Comerica Bank, Note, 6.2%, 5/28/96 .....................     5,004,848
   8,000,000   FCC National Bank, Note, 5.8%, 10/10/96 ................     8,009,541
  12,000,000   Federal Farm Credit Bank, 4.81%, 7/30/96 ...............    11,792,040
  10,000,000   J.P. Morgan & Co., Inc., 6.2%, 5/13/96 .................    10,009,086
  10,000,000   NBD Bank, NA Medium Term Note, 6.15%, 6/3/96 ...........    10,011,600
   5,000,000   Pittsburgh National Bank, Note, 5.65%, 9/18/96 .........     5,001,485
                                                                          -----------
                                                                           49,828,600
                                                                          -----------
MANUFACTURING 2.0%
Electrical Products
   7,765,000   General Electric Co. Global debenture, 7.875%, 5/1/96 ..     7,778,100
                                                                          -----------
ENERGY 1.1%
Oilfield Services/Equipment
   4,160,000   California Petroleum Transportation Corp. 1st Mortgage,
                 6.71%, 4/1/96 ........................................     4,160,153
                                                                          -----------
               TOTAL MEDIUM-TERM AND SHORT-TERM NOTES (COST $61,752,903)   61,766,853
                                                                          -----------
                                                              % OF NET
SUMMARY                                                        ASSETS
        TOTAL INVESTMENT PORTFOLIO (COST $379,067,940) (a) .    99.3      378,736,503
        OTHER ASSETS AND LIABILITIES, NET ..................     0.7        2,483,791
                                                               -----      -----------
        NET ASSETS .........................................   100.0      381,220,294
                                                               =====      ===========

* Floating rate notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon equivalent of the U.S. Treasury bill rate. These securities are shown at their rate as of March 31, 1996.

(a) At March 31, 1996, the net unrealized depreciation on investments based on cost for federal income tax purposes of $379,067,940 was as follows:

Aggregate gross unrealized appreciation for all investments in which there
is an excess of value over tax cost ........................................       $ 167,983
Aggregate gross unrealized depreciation for all investments in which there
is an excess of tax cost over value ........................................        (499,420)
                                                                                   ---------
Net unrealized depreciation ................................................       $(331,437)
                                                                                   =========

From November 1, 1994 through September 30, 1995, the Fund incurred approximately $66,921 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ended September 30, 1996.

Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

     The accompanying notes are an integral part of the financial statements

 AARP HIGH QUALITY TAX FREE MONEY FUND

LIST OF INVESTMENTS AS OF MARCH 31, 1996 (Unaudited)

                                                                                       Principal        Credit
                                                                                       Amount ($)     Rating (b)     Value ($)
------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL INVESTMENTS 99.1%
ALASKA
Alaska Housing Finance Corp., General Mortgage Revenue,
  Series 1991-A, Weekly Demand Note, 3.4%, 6/1/26* ..............................      3,000,000        A-1+         3,000,000
ARIZONA
Apache County, AZ, Industrial Development Authority, Tucson Electric
  Power Co., 1983 Series C, Weekly Demand Note, 3.4%, 12/15/18* .................      1,000,000        A-1+         1,000,000
Maricopa County, AZ, Pollution Control Revenue, Public Service of
  New Mexico, Weekly Demand Note, 3.35%, 11/1/22 * ..............................      4,000,000        A-1+         4,000,000
Pima County, AZ, Industrial Development Authority, Tucson Electric Power Co.:
  Weekly Demand Note, 3.4%, 10/1/22 * ...........................................      3,900,000        A-1          3,900,000
  1982 Series A, Weekly Demand Note, 3.4%, 7/1/22 * .............................      1,000,000        A-1+         1,000,000
Pinal County, AZ, Pollution Control Revenue, Magma Copper, Weekly
  Demand Note, 3.35%, 12/1/11 * .................................................      1,900,000        A-1+         1,900,000
Salt River Agricultural Improvement District, Tax Exempt Commercial
  Paper, 3.25%, 8/9/96 ..........................................................      1,000,000        A-1+         1,000,000
CALIFORNIA
California School, Cash Reserve Program Authority, 1995 Series A,
  4.75%, 7/3/96 (c) .............................................................      1,000,000        SP1+         1,002,448
California State Revenue Anticipation Warrants, Series C, 5.75%, 4/25/96 ........      4,500,000        SP-1         4,504,454
Fontana, CA, Unified School District, Tax and Revenue Anticipation Note,
  4.5%, 7/5/96 ..................................................................      2,380,000        SP1+         2,382,067
Los Angeles County, CA, Tax and Revenue Anticipation Note, 4.5%, 7/1/96 .........      1,500,000        MIG1         1,502,513
Los Angeles County, CA, Local Educational Agencies Pool, Tax and
  Revenue Anticipation Note, 4.75%, 7/5/96 ......................................      2,000,000        SP1+         2,003,238
South Coast, CA, Local Education Agencies, Pooled Tax and Revenue
  Anticipation Note Program, 5%, 8/14/96 ........................................      1,000,000        SP1+         1,001,762
COLORADO
Clear Creek County, CO, Colorado Counties Financing Program,
  Series 1988, Weekly Demand Note, 3.5%, 6/1/98 * ...............................        305,000        A-1+           305,000
Colorado Health Facilities Authority, Composite Issue for Kaiser
  Permanente, 1995 Series A, Weekly Demand Note, 3.4%, 8/1/15 * .................      3,000,000        A-1+         3,000,000
FLORIDA
Dade County, FL, Industrial Development Authority Revenue, Dolphins
  Stadium Project:
    Series C, Weekly Demand Note, 3.4%, 1/1/16* .................................      1,000,000        A-1+         1,000,000
    Series D, Weekly Demand Note, 3.4%, 1/1/16* .................................      1,300,000        A-1+         1,300,000
Dade County, FL, Water and Sewer System Revenue, Series 1994,
  Weekly Demand Note, 3.3%, 10/5/22* (c) ........................................      2,300,000        A-1+         2,300,000
Orlando, FL, Waste Water System Revenues, Series 1990 A, Tax Exempt
  Commercial Paper, 3.4%, 9/5/96 ................................................      2,000,000        A-1+         2,000,000
Putnam County, FL, Pollution Control Revenue, Seminole Electric Cooperative
  Finance Corp., 1984 Series H-1, Weekly Demand Note, 3.4%, 3/15/14* ............      4,250,000        A-1+         4,250,000
GEORGIA
Gordon County, GA, Development Authority Revenue, Sara Lee Corp.
  Project, Series 1989, Weekly Demand Note, 3.45%, 3/1/02* ......................      1,400,000        A-1+         1,400,000
ILLINOIS
State of Illinois, Revenue Anticipation Certificates, Series 1995, 4.5%, 6/10/96       1,000,000        MIG1         1,002,253
INDIANA
City of Sullivan, IN, National Rural Utilities Cooperative Finance Corp.,
  Hoosier Energy Rural Electric, Commercial Paper, 3.45%, 9/10/96 ...............      3,000,000        A-1+         3,000,000

     The accompanying notes are an integral part of the financial statements

 AARP HIGH QUALITY TAX FREE MONEY FUND

                                                                                   Principal        Credit
                                                                                   Amount ($)     Rating (b)     Value ($)
--------------------------------------------------------------------------------------------------------------------------
  Jasper County, IN, Pollution Control Revenue, Northern Indiana Public
          Service, Variable Rate Demand Bond, 3.85%, 6/1/13* ....................    600,000         A-1+           600,000
  IOWA
  Iowa School Corporation Warrant Certificates, Cash Anticipation Program:
          Series B, 4.25%, 1/30/97 (c) ..........................................  1,750,000         SP1+         1,761,970
          Series A, Daily Demand Note, Capital Guaranty Insured, 4.75%, 6/28/96*   1,500,000         SP1+         1,503,123
  West Des Moines, IA, Commercial Development Revenue, Greyhound
          Lines, Weekly Demand Note, 3.35%, 12/1/14* ............................  6,400,000         A-1+         6,400,000
  KENTUCKY
  Kentucky Development Finance Authority, Healthcare System, Appalachian
          Regional Health Care, Series 1991, Weekly Demand Note, 3.45%, 9/1/06* .  7,300,000         MIG1         7,300,000
  MAINE
  State of Maine, Tax Anticipation Notes, Series 1994, 4.5%, 6/28/96 ............  1,000,000         SP1+         1,001,740
  MARYLAND
  Anne Arundel County, MD, Baltimore Gas and Electric, Tax Exempt
          Commercial Paper, 3.3%, 4/24/96 .......................................  1,000,000         A-1          1,000,000
  Montgomery County, MD, General Obligation, Tax Exempt Commercial Paper,
          3.2%, 4/11/96 .........................................................  2,000,000         A-1+         2,000,000
  MICHIGAN
  Michigan State General Obligation, Unlimited Tax Notes, 4%, 9/30/96 ...........  1,000,000         MIG1         1,004,897
  MINNESOTA
  Cottage Grove, MN, Minnesota Mining and Manufacturing, Series 1982,
          Weekly Demand Note, 3.57%, 8/1/12 * ...................................    300,000         A-1+           300,000
  MISSISSIPPI
  Perry County, MS, Pollution Control Revenue, Leaf River Forest Products,
          Daily Demand Note, 3.75%, 3/1/02* .....................................    800,000         P1             800,000
  MISSOURI
  Missouri State Environmental Improvement and Energy Resource Authority, Union
          Electric Company, 1984 Series A, Optional Put, 4%, 6/1/14 .............  2,000,000         A-1+         2,000,000
  NEVADA
  Clark County, NV, Airport System, McCarran International Airport, Series A,
          Weekly Demand Note, 3.3%, 7/1/12* (c) .................................  3,000,000         A-1          3,000,000
  NEW HAMPSHIRE
  New Hampshire Business Finance Authority, Connecticut Light & Power,
          Weekly Demand Note, 3.35%, 12/1/22* ...................................  1,700,000         A-1+         1,700,000
  NEW YORK
  New York City, NY, Revenue Anticipation Note, 4.5%, 4/11/96 ...................  2,000,000         MIG1         2,000,342
  PENNSYLVANIA
  Allegheny County, PA, General Obligation, Tender Option Bond,
          Weekly Coupon Reset, Series C38, 3.4%, 9/1/04* (c) ....................  1,000,000         MIG1         1,000,000
  Emmaus, PA, General Authority, Local Government Revenue Bond Pool Program:
          1989 Series E, Weekly Demand Note, 3.45%, 3/1/24* .....................  1,800,000         A-1          1,800,000
          1989 Series E-6, Weekly Demand Note, 3.4%, 3/1/24* ....................  2,000,000         A-1+         2,000,000
          1989 Series E-8, Weekly Demand Note, 3.4%, 3/1/24* ....................  1,200,000         A-1+         1,200,000
          1989 Series G, Weekly Demand Note, 3.4%, 3/1/24* ......................    200,000         A-1+           200,000
  Pennsylvania Higher Education Facilities Authority, Temple University,
          Series 1995, 5%, 5/22/96 ..............................................  2,000,000         SP1+         2,001,870
  TENNESSEE
  Franklin, TN, Industrial Development Revenue, Franklin Oaks Apartments,
          Weekly Demand Note, 3.3%, 12/1/07* ....................................  5,000,000         MIG1         5,000,000

     The accompanying notes are an integral part of the financial statements

                                                                               Principal        Credit
                                                                               Amount ($)     Rating (b)      Value ($)
-----------------------------------------------------------------------------------------------------------------------
  TEXAS
  Lone Star, TX, Airport Improvement Authority, 1995 Series A-3,
          Daily Demand Note, 3.8%, 12/1/14* ................................     200,000         MIG1           200,000
  Port Development Corp., TX, Marine Terminal Refunding Revenue, Stolt
          Terminals, Series 1989, Weekly Demand Note, 3.3%, 1/15/14* .......   2,500,000         A-1+         2,500,000
  San Antonio, TX, Electric and Gas, City Public Services, Series 1995 A,
          Tax Exempt Commercial Paper, 3.05%, 10/25/96 .....................   1,500,000         A-1+         1,500,000
  San Antonio, TX, Water System Revenue, Series 1995, Tax Exempt
          Commercial Paper, 3.4%, 8/22/96 ..................................   1,000,000         A-1+         1,000,000
  State of Texas, Tax and Revenue Anticipation Notes, 4.75%, 8/30/96 .......   2,800,000         SP1+         2,808,302
  State of Texas, General Obligation, Veterans Housing Assistance
          Refunding Bonds, Series 1995, Weekly Demand Note, 3.3%, 12/1/16* .   1,500,000         A-1+         1,500,000
  WASHINGTON
  Seattle, WA, Municipal Light & Power, Series 1993, Weekly Demand Note,
          3.3%, 11/1/18* ...................................................   1,900,000         A-1+         1,900,000
  Washington General Obligation, Various Purpose, Series B-2, Topstar
          Custodial Receipts, Weekly Demand Note, 3.4%, 8/1/02* ............   2,100,000         A-1+         2,100,000
  Washington Healthcare Facilities Authority, Yakima Valley Memorial
          Hospital Association, Series 1996, 3.6%, 12/1/96 .................     800,000         AAA            800,000
  Washington Public Power Supply Authority, Projects #1 & #3,
          Series 1993, Weekly Demand Note, 3.200%, 7/1/18* .................   1,995,000         A-1+         1,995,000
  Washington Public Power Supply System, Nuclear Project #1, Series 1993B,
          4.1%, 7/1/96 .....................................................   1,225,000         AA           1,226,900
  WISCONSIN
  Milwaukee, WI, Promissory Notes, General Obligation, Series 1996 B-6,
          3.8%, 2/15/97 ....................................................   1,495,000         AA           1,503,281
  WYOMING
  Sweetwater County, WY, Pollution Control Revenue Refunding, Pacificorp
          Project, 1990 Series A, Weekly Demand Note, 3.4%, 7/1/15* ........   2,000,000         MIG1         2,000,000
                                                                                                            -----------
  TOTAL MUNICIPAL INVESTMENTS (COST $114,361,160)                                                           114,361,160
                                                                                                            -----------


                                                                                               % OF NET
SUMMARY                                                                                         ASSETS

        TOTAL INVESTMENT PORTFOLIO (COST $114,361,160) (a)..................                      99.1      114,361,160
        OTHER ASSETS AND LIABILITIES, NET...................................                       0.9        1,004,087
                                                                                                 -----      -----------
        NET ASSETS..........................................................                     100.0      115,365,247
                                                                                                 =====      ===========

* Floating rate demand notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose interest rates are reset periodically at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. Since these securities are payable on demand, they are valued at 100% of their principal.

(a) At March 31, 1996, the net unrealized depreciation on investments based on cost for federal income tax purposes of $114,570,635 was as follows:

    Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value.................. $(209,475)
                                                                      =========

(b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) and securities rated by Scudder (SS&C) have been determined to be of comparable quality to rated eligible securities.

(c) Bond is insured by one of these companies: AMBAC, FGIC, FSA, or MBIA.

     The accompanying notes are an integral part of the financial statements

 AARP HIGH QUALITY TAX FREE MONEY FUND


At September 30, 1995, and to the extent provided in regulations, the Fund had capital loss carryforwards of approximately $1,221,584 of which $618,345 expires September 30, 1996, $170,432 expires September 30, 1997, $19,559 expires September 30, 1999, $323,801 expires September 30, 2000, $401 expires September 30, 2001, $89,046 expires September 30, 2003. In addition, from November 1, 1994 through September 30, 1995, the Fund incurred approximately $5,140 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ended September 30, 1996.

Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

     The accompanying notes are an integral part of the financial statements

 AARP FNMA AND U.S. TREASURY FUND

LIST OF INVESTMENTS AS OF MARCH 31, 1996 (Unaudited)

Principal                                                                    Market
Amount ($)                                                                  Value ($)
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 0.7%

     34,918,000  Repurchase Agreement with State Street Bank and Trust
                   Company dated 3/29/96 at 5.15% to be repurchased at
                   $34,932,986 on 4/1/96, collateralized by a
                   $36,070,000 U.S. Treasury Bill, 6/27/96,
                   (COST $34,918,000) ..................................     34,918,000
                                                                          -------------
U.S. TREASURY OBLIGATIONS 29.1%

    150,000,000   U.S. Treasury Note, 6.875%, 10/31/96 .................    151,266,000
    150,000,000   U.S. Treasury Note, 4.75%, 2/15/97 ...................    149,086,500
    300,000,000   U.S. Treasury Note, 6.625%, 3/31/97 ..................    303,186,000
    200,000,000   U.S. Treasury Note, 5.625%, 8/31/97 ..................    199,844,000
    175,000,000   U.S. Treasury Note, 6.125%, 5/15/98 ..................    176,011,500
    268,000,000   U.S. Treasury Note, 5%, 1/31/99 ......................    261,592,120
    250,000,000   U.S. Treasury Note, 5.5%, 2/28/99 ....................    247,147,500
                                                                          -------------
                  TOTAL U.S. TREASURY OBLIGATIONS (COST $1,494,088,360)   1,488,133,620
                                                                          -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION* 69.6%

    833,316,460   6.50% with various maturities to 10/15/25 ............    789,350,265
  1,050,515,001   7.00% with various maturities to 11/15/25 ............  1,023,565,759
     60,437,329   7.50% with various maturities to 9/15/22 .............     60,635,951
    202,582,589   8.00% with various maturities to 7/15/24 .............    207,461,859
    223,648,091   8.50% with various maturities to 9/15/22 .............    234,543,672
    504,383,170   9.00% with various maturities to 11/15/25 ............    538,712,558
    344,392,434   9.50% with various maturities to 9/15/24 .............    373,695,815
    259,222,839   10.00% with various maturities to 3/15/25 ............    286,565,357
        208,493   10.25% with various maturities to 12/15/98 ...........        217,222
     22,645,727   10.50% with various maturities to 1/20/21 ............     24,870,958
      5,060,232   11.50% with various maturities to 2/15/16 ............      5,727,254
      9,268,659   12.00% with various maturities to 9/15/15 ............     10,640,209
       6,972,43   12.50% with various maturities to 8/15/15 ............      8,107,983
      1,781,662   13.00% with various maturities to 11/15/15 ...........      2,091,809
      1,002,780   13.50% with various maturities to 12/15/14 ...........      1,193,148
        336,216   14.00% with various maturities to 11/15/14 ...........        406,236
         96,312   14.50% with various maturities to 10/15/14 ...........        116,867
        255,549   15.00% with various maturities to 10/15/12 ...........        309,007
        325,676   16.00% with various maturities to 2/15/12 ............        383,991
                                                                          -------------
                  TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                    (COST $3,549,159,375) ..............................  3,568,595,920
                                                                          -------------

                                                              % OF NET
SUMMARY                                                        ASSETS
        TOTAL INVESTMENT PORTFOLIO (COST $5,078,165,735)(a)     99.4      5,091,647,540
        OTHER ASSETS AND LIABILITIES, NET ..................     0.6         29,432,387
                                                               -----      -------------
        NET ASSETS .........................................   100.0      5,121,079,927
                                                               =====      =============

     The accompanying notes are an integral part of the financial statements

 AARP FNMA AND U.S. TREASURY FUND

*   Effective maturities will be shorter due to amortization and prepayments.

(a) At March 31, 1996, the net unrealized appreciation on investments based on cost for federal income tax purposes of $5,078,165,735 was as follows:

    Aggregate gross unrealized appreciation for all
    investments in which there is an excess of value over
    tax cost .........................................................    $  57,942,542
    Aggregate gross unrealized depreciation for all
    investments in which there is an excess of tax cost over
    value ............................................................      (44,460,737)
                                                                          -------------
    Net unrealized appreciation ......................................    $  13,481,805
                                                                          =============

Purchases and sales of investment securities, all of which were U.S. Government obligations and U.S. Government Agencies (excluding short-term investments), for six months ended March 31, 1996, aggregated $1,829,665,187 and $1,445,069,328, respectively.

At September 30, 1995, and to the extent provided in regulations, the Fund had capital loss carryforwards of approximately $348,540,975 all of which expires September 30, 2003. In addition, from November 1, 1994 through September 30, 1995, the Fund incurred approximately $10,756,284 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ended September 30, 1996.

Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

     The accompanying notes are an integral part of the financial statements

 AARP HIGH QUALITY BOND FUND

LIST OF INVESTMENTS AS OF MARCH 31, 1996 (Unaudited)

Principal                                                                        Market
Amount ($)                                                                      Value ($)
-----------------------------------------------------------------------------------------
COMMERCIAL PAPER 17.0%

  26,211,795   American Express Credit Corp., 5.4%, 4/1/96 .................   26,211,795
  26,211,795   Associates Corp. of North America, 5.4%, 4/1/96 .............   26,211,795
  11,496,413   Ford Motor Credit Co., 5.38%, 4/1/96 ........................   11,496,413
  26,210,795   Household Finance Corp., 5.4%, 4/1/96 .......................   26,210,795
                                                                              -----------
               TOTAL COMMERCIAL PAPER (COST $90,130,797) ...................   90,130,798
                                                                              -----------

U.S. TREASURY OBLIGATIONS 28.3%

  30,000,000   U.S. Treasury Note, 6.75%, 5/31/99 ..........................   30,646,800
  25,000,000   U.S. Treasury Note, 6.875%, 7/31/99 .........................   25,652,250
  25,000,000   U.S. Treasury Note, 6.875%, 8/31/99 .........................   25,656,250
  22,500,000   U.S. Treasury Note, 6.375%, 1/15/00 .........................   22,770,675
  15,000,000   U.S. Treasury Note, 6.25%, 5/31/00 ..........................   15,093,750
  30,000,000   U.S. Treasury Note, 6.125%, 7/31/00 .........................   30,018,600
                                                                              -----------
               TOTAL U.S. TREASURY OBLIGATIONS (COST $152,054,689) .........  149,838,325
                                                                              -----------

U.S. GOVERNMENT AGENCY PASS-THRUS* 31.8%

  24,480,503   Federal Home Loan Mortgage Corp., 6.5%, 1/1/26 ..............   23,271,656
   7,493,821   Federal National Mortgage Association, 8%, 5/1/07 ...........    7,725,605
  10,484,618   Federal National Mortgage Association, 8.5%, 11/1/09 ........   10,939,965
  19,645,281   Federal National Mortgage Association, 6.5%, 2/1/24 .........   18,650,640
  30,000,000   Federal National Mortgage Association, 7%, 3/1/24 ...........   29,231,100
   6,914,076   Federal National Mortgage Association, 6.5%, 10/1/25 ........    6,564,016
  29,460,695   Federal National Mortgage Association, 6.5%, 11/1/25 ........   27,969,100
  40,956,071   Government National Mortgage Association, 9%, 2/15/21 .......   43,724,702
                                                                              -----------
               TOTAL U.S. GOVERNMENT AGENCY PASS-THRUS (COST $168,783,903) .  168,076,784
                                                                              -----------

FOREIGN BONDS - U.S.$ DENOMINATED 5.4%

  15,000,000   Abbey National PLC, Global Medium Term Note, 6.69%, 10/17/05    14,625,000
  15,000,000   Province of Ontario, Global Medium Term Note, 6%, 2/21/06 ...   14,061,150
                                                                              -----------
               TOTAL FOREIGN BONDS - U.S.$ DENOMINATED (COST $29,928,700) ..   28,686,150
                                                                              -----------

ASSET BACKED 0.9%

MANUFACTURED HOUSING
   4,500,000   Merrill Lynch Mortgage Investors Inc., "B", Series 1991-D,
               9.85%, 7/15/11 (COST $4,459,219) ............................    4,723,560
                                                                              -----------
CORPORATE BONDS 20.3%

CONSUMER STAPLES 3.2%
  15,000,000   Coca Cola Enterprises, Inc., 8.5%, 2/1/22 ...................   16,720,650
                                                                              -----------
FINANCIAL 4.1%
   1,500,000   American Express Credit Corp., 11.625%, 12/12/00 ............    1,657,500
  20,000,000   Fleet Financial Group Inc., 6%, 10/26/98 ....................   19,923,600
                                                                              -----------
                                                                               21,581,100
                                                                              -----------

     The accompanying notes are an integral part of the financial statements

 AARP HIGH QUALITY BOND FUND

Principal                                                                     Market
Amount ($)                                                                   Value ($)
-----------------------------------------------------------------------------------------
MANUFACTURING 2.4%
  10,000,000   ARCO Chemical Co., 9.8%, 2/1/20 ...........................   12,470,700
                                                                            -----------
TECHNOLOGY 2.6%
  15,000,000   International Business Machines Corp., 7%, 10/30/45 .......   13,979,400
                                                                            -----------
ENERGY 6.3%
  15,000,000   Atlantic Richfield Co., 9.125%, 8/1/31 ....................   17,944,950
  15,000,000   Norsk Hydro AS, 7.75%, 6/15/23 ............................   15,368,550
                                                                            -----------
                                                                             33,313,500
                                                                            -----------
UTILITIES 1.7%
  10,000,000   Public Service Electric & Gas Co., 1st Refunding Mortgage,
               6.25%, 1/1/07 .............................................    9,314,400
                                                                            -----------
               TOTAL CORPORATE BONDS (COST $107,123,958) .................  107,379,750
                                                                            -----------

                                                              % OF NET
SUMMARY                                                        ASSETS
        TOTAL INVESTMENT PORTFOLIO (COST $552,481,266) (a) ..   103.7       548,835,367
        OTHER ASSETS AND LIABILITIES, NET ...................    (3.7)      (19,717,984)
                                                                -----       -----------
        NET ASSETS ..........................................   100.0       529,117,383
                                                                =====       ===========

* Effective maturities will be shorter due to amortization and prepayments.

(a) At March 31, 1996, the net unrealized depreciation on investments based on cost for federal income tax purposes of $552,481,266 was as follows:

    Aggregate gross unrealized appreciation for all
    investments in which there is an excess of value over
    tax cost ...........................................................   $  2,932,523

    Aggregate gross unrealized depreciation for all
    investments in which there is an excess of tax cost over
    value ..............................................................     (6,578,422)
                                                                           ------------
    Net unrealized depreciation ........................................   $ (3,645,899)
                                                                           ============
    The aggregate face value of futures contracts opened and closed during the six months ended March 31, 1996 was $1,340,675,474 and $1,340,675,474, respectively.

    For the six months ended March 31, 1996, purchases and sales of investment securities (excluding short-term investments) aggregated $74,533,500 and $53,358,630, respectively. Purchases and sales of U.S. Government obligations and U.S. Government Agencies aggregated $415,460,419 and $443,696,208, respectively.

    At September 30, 1995, and to the extent provided in regulations, the Fund had capital loss carryforwards of approximately $8,691,826 which expires September 30, 2003. In addition, from November 1, 1994 through September 30, 1995, the Fund incurred approximately $1,533,583 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ended September 30, 1996.

    Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.


     The accompanying notes are an integral part of the financial statements

 AARP INSURED TAX FREE GENERAL BOND FUND

LIST OF INVESTMENTS AS OF MARCH 31, 1996 (Unaudited)

                                                                                  Principal      Credit         Market
                                                                                  Amount ($)    Rating (b)    Value ($)
-----------------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL INVESTMENTS (Under 1 year) - 6.2%

  ALABAMA
  Phenix City, AL, Industrial Development Bond, Mead Coated Board Project,
          Daily Demand Note, 3.85%, 10/1/25* .................................     2,100,000      A-1         2,100,000
  CALIFORNIA
  State of California Revenue Anticipation Warrants:
          Series C, 5.75%, 4/25/96 ...........................................    15,000,000      SP-1       15,019,800
          Series D, 6.5%, 4/25/96 ............................................     5,000,000      SP-2        5,005,900
  Irvine, CA, Improvement Bond, Assessment District 89-10, Daily
          Demand Bond, 3.5%, 9/2/15* .........................................       100,000      MIG-1         100,000
  DELAWARE
  Wilmington DE, Hospital Revenue, Franciscan Health System, Series B,
          Daily Demand Note, 3.8%, 7/1/11* ...................................       400,000      A-1+          400,000
  DISTRICT OF COLUMBIA
  District of Columbia, General Obligation, Refunding Bonds:
          Series A-2, Daily Demand Note, 3.85%, 10/1/07* .....................       100,000      MIG-1         100,000
          Series A-6, Daily Demand Note, 3.85%, 10/1/07* .....................       400,000      MIG-1         400,000
  FLORIDA
  Halifax Hospital Medical Center, FL, Hospital Revenue, Auction Reset
          Security, Series A, 3.9%, 10/1/19 (c) ..............................    10,000,000      AAA        10,000,000
  ILLINOIS
  Illinois Educational Facilities Authority, University Pooled Finance Program,
          Weekly Demand Note, 4.35%, 12/1/05* (c) ............................     9,325,000      MIG-1       9,325,000
  Illinois Health Facilities Authority Rush Presbyterian, Series 1989 A, Tax
          Exempt Commercial Paper, 3.1%, 4/8/96 ..............................     1,100,000      A-1+        1,100,000
  KANSAS
  Burlington, KS, Environmental Improvement Revenue, Kansas City
          Power & Light, Series B, Municipal Auction Security, 3.47%, 12/1/23      5,000,000      A           5,000,000
  LOUISIANA
  Louisiana Public Facilities Authority, Industrial Development Authority,
          Daily Demand Note, 3.85%, 12/1/15* .................................       400,000      P-1           400,000
  Louisiana Recovery District, Sales Tax Revenue Bonds, Series 1988,
          Daily Demand Note, 3.8%, 7/1/97* (c) ...............................     2,200,000      MIG-1       2,200,000
  MASSACHUSETTS
  Commonwealth of Massachusetts, General Obligation, Dedicated Income Tax:
          Series B, Daily Demand Note, 3.5%, 12/1/97* ........................     1,300,000      MIG-1       1,300,000
          Series E, Daily Demand Note, 3.5%, 12/1/97* ........................       300,000      MIG-1         300,000
  MICHIGAN
  Michigan State Strategic Funds, Pollution Control Revenue:
          Consumers Power Company, Series 1988 A, Daily Demand Note,
            3.7%, 4/15/18* ...................................................       300,000      P-1           300,000
          Detroit Edison, Daily Demand Note, 3.65%, 9/1/30* ..................     6,100,000      A-1+        6,100,000
  MINNESOTA
  Regents of the University of Minnesota, Series 1996 A, Tax Exempt
          Commercial Paper, 3.15%, 4/4/96 ....................................     1,000,000      A-1+          999,980
  MISSISSIPPI
  Jackson County, MI, Chevron USA Project, Pollution Control Revenue Bonds,
          Daily Demand Notes, 3.7%, 12/1/16* .................................       600,000      MIG-1         600,000
  NEW YORK
  New York City, NY, Municipal Water Finance Authority:
          Series C, Daily Demand Note, 3.8%, 6/15/23* (c) ....................    10,200,000      AAA        10,200,000
          Series 4, Tax Exempt Commercial Paper, 3.35%, 5/3/96 ...............     3,400,000      AA-2        3,400,000

     The accompanying notes are an integral part of the financial statements

 AARP INSURED TAX FREE GENERAL BOND FUND


                                                                                  Principal      Credit         Market
                                                                                  Amount ($)    Rating (b)    Value ($)
-----------------------------------------------------------------------------------------------------------------------
          Series 1994 G, Variable Rate Demand Note, 3.7%, 6/15/24* (c) .........    3,500,000     MIG-1        3,500,000
  New York City, NY, General Obligation, Series A-4, Daily Demand Note,
          3.85%, 8/1/22* .......................................................      800,000     P-1            800,000
  New York State Energy Research and Development, Brooklyn Union Gas,
          Select Auction Variable Rate Securities, Series 1993, 3.45%, 4/1/20 ..   10,000,000     A           10,000,000
  TENNESSEE
  Clarksville, TN, Public Building Authority, Pooled Financing Revenue,
          Series 1990, Weekly Demand Note, 3.05%, 12/1/00* (c) .................    1,100,000     AAA          1,100,000
  Metropolitan Nashville Airport Authority, TN, Special Facilities Authority,
          Daily Demand Note, 3.8%, 10/1/12* ....................................      500,000     A-1+           500,000
  TEXAS
  Brazos, TX, Harbor Industrial Development Corporation, Dow Chemical Co.,
          Tax Exempt Commercial Paper, 3.15%, 5/8/96 ...........................    3,500,000     P-1          3,500,000
  Grapevine, TX, Industrial Development Authority Corp.:
          Series A1, Daily Demand Notes, 3.8%, 12/1/24* ........................      100,000     P-1            100,000
          Series B1, Daily Demand Notes, 3.8%, 12/1/24* ........................      400,000     P-1            400,000
  Lone Star, TX, Airport Improvement Authority, Series 1984 B1, Daily
          Demand Bond, 3.8%, 12/1/14* ..........................................      600,000     MIG-1          600,000
  Texas Tax and Revenue Anticipation Notes, 4.75%, 8/30/96 .....................    8,000,000     SP-1+        8,042,880
  VIRGINIA
  Henrico County, VA, Industrial Development Authority, Health Facility,
          Hermitage Project, Daily Demand Note, 3.85%, 5/1/24* .................      200,000     MIG-1          200,000
  Peninsula Port Authority of Virginia, Shell Oil, Daily Demand Note,
          3.75%, 12/1/05* ......................................................      400,000     AAA            400,000
  WASHINGTON
  Washington Health Care Facilities Authority, Fred Hutchinson Cancer
          Research Center, Series A, Daily Demand Note, 3.85%, 1/1/18* .........      575,000     MIG-1          575,000
  WYOMING
  Lincoln County, WY, Pollution Control Revenue, Exxon Project:
          Series 1984 A, Daily Demand Note, 3.8%, 11/1/14* .....................      500,000     A-1+           500,000
          Series 1984 B, Daily Demand Note, 3.8%, 11/1/14* .....................    1,000,000     A-1+         1,000,000
          Daily Demand Note, 3.8%, 8/1/15* .....................................      700,000     A-1+           700,000
  Sweetwater County, WY, Pollution Control Revenue, PACIFICORP
          Project, Series 1984, Daily Demand Note, 3.7%, 12/1/14* ..............      700,000     A-1+           700,000
  Uinta County, WY, Pollution Control Revenue, Chevron U.S.A. Project,
          Daily Demand Note, Series 1993, 3.7%, 8/15/20* .......................    3,100,000     P-1          3,100,000
                                                                                                             -----------
  Total Short-Term Municipal Investments (COST $110,031,433) ...................                             110,068,560
                                                                                                             -----------

  LONG-TERM MUNICIPAL INVESTMENTS (Over 1 year) - 93.4%

  ALASKA
  Alaska State Housing Finance Corp., Veterans Mortgage Project,
          GNMA Collateralized, Series F, 8.1%, 9/1/20 ..........................    6,050,000     AAA          6,350,080
  Anchorage, AK, Electric Utility Revenue, Senior Lien, 6.5%, 12/1/07 (c) ......    2,620,000     AAA          2,927,169
  North Slope Borough, AK, General Obligation:
          Capital Appreciation, Series A, Zero Coupon, 6/30/06 (c) .............    4,000,000     AAA          2,323,280
          Capital Appreciation, Series B, Zero Coupon, 6/30/04 (c) .............   15,500,000     AAA         10,090,035
          Capital Appreciation, Series B, Zero Coupon, 6/30/05 (c) .............   25,600,000     AAA         15,678,208
          Series B, Zero Coupon, 1/1/03 (c) ....................................   16,000,000     AAA         11,483,840
  ARIZONA
  Arizona Municipal Finance Program, Certificate of Participation, Series 25,
          7.875%, 8/1/14 (c) ...................................................    3,500,000     AAA          4,485,565
  Maricopa County, AZ:
          School District #28, Kyrene Elementary, Series B, Zero Coupon, 1/1/04
            (c) ................................................................    6,000,000     AAA          4,084,680

     The accompanying notes are an integral part of the financial statements

                                                                                     Principal      Credit         Market
                                                                                     Amount ($)    Rating (b)    Value ($)
--------------------------------------------------------------------------------------------------------------------------
          School District #6, Washington Elementary, Series B, 4.1%, 7/1/13 (c) ...   2,950,000      AAA        2,440,801
          School District #41, Gilbert School, Capital Appreciation Refunding,
                  Zero Coupon, 1/1/05 (c) .........................................   5,280,000      AAA        3,391,555
          Unified School District #68, Alhambra Elementary, Zero Coupon:
                  7/1/03 (c) ......................................................   2,860,000      AAA        1,995,880
                  7/1/04 (c) ......................................................   2,860,000      AAA        1,884,111
                  7/1/05 (c) ......................................................   2,850,000      AAA        1,768,938
  Scottsdale, AZ, Industrial Development Authority, Scottsdale Memorial Hospital,
          8.5%, 9/1/17 (c) ........................................................   1,050,000      AAA        1,127,039
  CALIFORNIA
  Alameda County, CA, Certificate of Participation, Santa Rita Jail Project,
          5.375%, 6/1/09 (c) ......................................................  10,415,000      AAA       10,351,052
  Banning, CA, Wastewater, Certificate of Participation:
          8%, 1/1/19 (c) ..........................................................     960,000      AAA        1,239,418
          8%, 1/1/19 (c) ..........................................................   1,080,000      AAA        1,394,345
  California Housing Finance Agency Revenue:
          5.3%, 8/1/14 (c) ........................................................   4,000,000      AAA        3,930,200
          5.7%, 8/1/16 (c) ........................................................   7,210,000      AAA        7,048,208
  California State Department of Water Resources, Central Valley Project,
          Series M, 4.9%, 12/1/09 (c) .............................................   4,485,000      AAA        4,227,561
  California State Public Works Board, Lease Revenue:
          Department of Corrections:
                  Del Norte/Imperial, Series 1993 C, 5%, 12/1/07 (c) ..............   6,000,000      AAA        5,900,700
                  Series A, 5.25%, 12/1/07 (c) ....................................   9,000,000      AAA        8,991,540
                  Series A, 5.25%, 12/1/08 (c) ....................................   3,000,000      AAA        2,983,320
          Secretary of State, Series A, 6.3%, 12/1/06 (c) .........................   8,095,000      AAA        8,914,214
  California Statewide Communities Development Corporation,
          Certificate of Participation, Children's Hospital, 5%, 6/1/06 (c) .......   2,035,000      AAA        2,010,926
  Escondido, CA, Joint Powers Financing Authority, Lease Revenue, Capital
          Appreciation, Center for the Arts Projects, Zero Coupon, 9/1/05 (c) .....   3,255,000      AAA        1,981,091
  Irvine Ranch, CA, Water District, Joint Powers Agency, 7.875%, 2/15/23 ..........   3,000,000      A          3,159,660
  Los Angeles County, CA, Capital Asset Leasing, 6%, 12/1/06 (c) ..................   9,000,000      AAA        9,690,300
  Los Angeles County, CA, Convention & Exhibition Center Authority:
          Certificate of Participation, Zero Coupon, 8/15/02 (c) ..................   5,000,000      AAA        3,640,000
          Certificate of Participation, Zero Coupon, 8/15/03 (c) ..................   6,270,000      AAA        4,311,754
  Los Angeles County, CA, Public Works Finance Authority, Lease
          Revenue, Multiple Projects IV, 4.75%, 12/1/10 (c) .......................  11,140,000      AAA       10,158,566
  Madera County, CA, Certificates of Participation, Valley Children's
          Hospital Project, Series 1995, 6.5%, 3/15/10 (c) ........................   2,840,000      AAA        3,102,558
  Oakland, CA, Redevelopment Agency, Tax Allocation, 6%, 2/1/07 (c) ...............   2,000,000      AAA        2,137,980
  Palomar Pomerado, CA, Health Systems, Series B, Zero Coupon, 11/1/02 (c) ........   3,080,000      AAA        2,233,092
  Riverside, CA, Transportation Commission, Sales Tax Revenue:
          Series A, 5.7%, 6/1/06 (c) ..............................................   5,400,000      AAA        5,649,858
          Series A, 5.75%, 6/1/07 (c) .............................................   3,000,000      AAA        3,140,850
  San Diego County, CA, Regional Transportation, Community Sales Tax Revenue,
          Series A, 5.25%, 4/1/07 (c) .............................................   2,500,000      AAA        2,497,925
  San Diego Water Authority, CA, Certificate of Participation:
          5.632%, 4/25/07 (c) .....................................................   6,300,000      AAA        6,472,053
          5.681%, 4/22/09 (c) .....................................................   4,500,000      AAA        4,574,565
  San Francisco, CA, Bay Area Rapid Transit District, Sales Tax Revenue Refunding,
          6.75%, 7/1/10 (c) .......................................................   2,000,000      AAA        2,274,420
  San Joaquin, CA, Certificate of Participation, County Public Facilities Project,
          5.5%, 11/15/13 (c) ......................................................   2,000,000      AAA        1,962,260
  State of California General, General Obligation, 6.4%, 2/1/06 (c) ...............   4,500,000      AAA        4,962,465

     The accompanying notes are an integral part of the financial statements

 AARP INSURED TAX FREE GENERAL BOND FUND

                                                                                     Principal      Credit         Market
                                                                                     Amount ($)    Rating (b)    Value ($)
--------------------------------------------------------------------------------------------------------------------------
  Sweetwater, CA, Water Revenue, 5.25%, 4/1/10 (c) ...............................   13,240,000       AAA       12,944,880
  Three Valleys Municipal Water District, Certificates of Participation,
          5%, 11/1/14 (c) ........................................................    3,000,000       AAA        2,725,830
  Whittier, CA, Presbyterian Intercommunity Hospital, Health Facilities Revenue,
          6.25%, 6/1/08 (c) ......................................................    1,780,000       AAA        1,940,129
  COLORADO
  Castle Rock Ranch, CO, Public Facilities Revenue, Series 1996:
          6.3%, 12/1/07 ..........................................................    3,115,000       AA         3,258,913
          6.4%, 12/1/08 ..........................................................    3,310,000       AA         3,470,998
          6.375%, 12/1/11 ........................................................    2,000,000       AA         2,040,600
  DISTRICT OF COLUMBIA
  District of Columbia, General Obligation:
          Series A1, 6.5%, 6/1/10 (c) ............................................    2,270,000       AAA        2,526,828
          Refunding, 1993 Series B, 5.875%, 6/1/05 (c) ...........................    4,750,000       AAA        4,931,973
          Series A, Prerefunded 6/1/99 at 102, 7.5%, 6/1/09 (c)*** ...............    5,000,000       AAA        5,556,700
          Series B, Zero Coupon, 6/1/00 (c) ......................................    3,500,000       AAA        2,863,385
          Series B, 6.125%, 6/1/03 (c) ...........................................    4,000,000       AAA        4,233,520
          Series B, 5.4%, 6/1/06 (c) .............................................   18,905,000       AAA       18,801,212
          Series B, 5.4%, 6/1/06 (c) .............................................   10,000,000       AAA        9,945,100
          Series B, 5.5%, 6/1/07 (c) .............................................   25,000,000       AAA       24,936,000
          Series B, 5.5%, 6/1/08 (c) .............................................   21,300,000       AAA       21,111,921
          Series B, 5.5%, 6/1/09 (c) .............................................   15,150,000       AAA       14,953,353
          Series B, 5.5%, 6/1/09 (c) .............................................    2,840,000       AAA        2,803,137
          Series B, 5.5%, 6/1/10 (c) .............................................   15,590,000       AAA       15,258,713
          Series B, 5.5%, 6/1/12 (c) .............................................    1,050,000       AAA        1,011,812
  District of Columbia, Georgetown University, 7.1%, 4/1/12 ......................    3,000,000       A          3,209,880
  FLORIDA
  Florida Department of Environmental Preservation, Series A, 4.75%, 7/1/12 ......   10,000,000       AAA        8,913,200
  Florida Municipal Power Agency, Stanton II Project, 4.5%, 10/1/16 ..............    4,400,000       AAA        3,682,008
  Orange County, FL, Health Facilities Authority Refunding Program,
          1985 Series A, 7.875%, 12/1/25 (c) .....................................   16,880,000       AAA       17,786,456
  Orlando, FL, Utility Commission, Water & Electric Refunding Revenue,
          5.9%, 10/1/08 ..........................................................    4,000,000       AA         4,249,040
  Sarasota County, FL, School Board Finance Corp., Lease Revenue:
          Refunding Revenue, 5%, 7/1/09 (c) ......................................    5,595,000       AAA        5,389,719
          5%, 7/1/10 (c) .........................................................    5,750,000       AAA        5,473,425
  GEORGIA
  Cobb County, GA, Kennestone Hospital Authority, Series A, 5.625%,  4/1/11 (c) ..    5,305,000       AAA        5,337,095
  Macon-Bibb County, GA, Hospital Authority, Medical Center of Central Georgia,
          Series C, 5.25%, 8/1/11 (c) ............................................   10,225,000       AAA        9,941,052
  Municipal Electric Authority of Georgia:
          5th Crossover, Project #1, 6.4%, 1/1/13 (c) ............................    3,500,000       AAA        3,801,420
          Power Revenue, 5.5%, 1/1/12 (c) ........................................    1,600,000       AAA        1,583,248
  Putnam County, GA, 7.25%, 7/1/21 (c) ...........................................    3,000,000       AAA        3,083,760
  ILLINOIS
  Central Lake County, IL, Joint Action Water Agency, Refunding Revenue:
          Zero Coupon, 5/1/02 (c) ................................................    2,245,000       AAA        1,659,998
          5.3%, 5/1/06 (c) .......................................................    2,120,000       AAA        2,143,002
          5.4%, 5/1/07 (c) .......................................................    2,280,000       AAA        2,293,498
  Chicago O'Hare International Airport, IL, Revenue Refunding,
          Series C, 5%, 1/1/11 (c) ...............................................    6,500,000       AAA        6,117,540
  Chicago, IL, Board of Education, 6.125%, 1/1/06 (c) ............................    4,000,000       AAA        4,286,240
  Chicago, IL, Wastewater Transmission Revenue:
          5.5%, 1/1/09 (c) .......................................................   11,990,000       AAA       12,010,743

     The accompanying notes are an integral part of the financial statements

                                                                                     Principal      Credit         Market
                                                                                     Amount ($)    Rating (b)    Value ($)
--------------------------------------------------------------------------------------------------------------------------
          5.5%, 1/1/10 (c) ......................................................    7,220,000       AAA         7,178,052
  Chicago, IL, School Finance Authority ,Series A, 5%, 6/1/09 (c) ...............    5,425,000       AAA         5,167,855
  Chicago, IL, General Obligation:
          6.25%, 1/1/11 (c) .....................................................    3,000,000       AAA         3,234,540
          Emergency Telephone System, 5.55%, 1/1/08 (c) .........................    5,820,000       AAA         5,925,167
          Series A, 5.375%, 1/1/13 (c) ..........................................   15,410,000       AAA        14,856,473
          Series B, 5%, 1/1/08 (c) ..............................................    3,485,000       AAA         3,391,149
          Series B, 5%, 1/1/10 (c) ..............................................    5,200,000       AAA         4,946,136
          Series B, 5%, 1/1/11 ..................................................    1,620,000       AAA         1,524,679
          Series B, 5%, 1/1/12 (c) ..............................................    5,000,000       AAA         4,663,450
          Series B, 5.125%, 1/1/15 (c) ..........................................    9,550,000       AAA         8,807,774
  Chicago, IL, General Obligation Lease, Board of Education, Series A:
          6.25%, 1/1/15 (c) .....................................................   23,000,000       AAA        24,036,840
          6.25%, 1/1/10 (c) .....................................................    6,800,000       AAA         7,369,160
          6%, 1/1/16 (c) ........................................................   11,025,000       AAA        11,426,200
          6%, 1/1/20 (c) ........................................................   36,625,000       AAA        37,799,198
  Chicago, IL, Motor Fuel Tax Revenue, Prerefunded 1/1/01 at 100, 6.5%, 1/1/16
          (c)*** ................................................................    2,000,000       AAA         2,164,020
  Chicago, IL, Public Building Commission, Building Revenue, Series A:
          5.25%, 12/1/07 (c) ....................................................    3,500,000       AAA         3,499,720
          5.25%, 12/1/09 (c) ....................................................   10,420,000       AAA        10,239,838
          5.25%, 12/1/11 (c) ....................................................    9,705,000       AAA         9,343,101
  Chicago, IL, Public Building Commission, Board of Education, Series A,
          Zero Coupon, 1/1/06 (c) ...............................................    2,430,000       AAA         1,462,909
  Chicago, IL, School Finance Authority, General Obligation,
          Series A, 4.8%, 6/1/01 (c) ............................................    2,255,000       AAA         2,274,370
  Cook County, IL, General Obligation:
          Zero Coupon, 11/1/04 (c) ..............................................    3,205,000       AAA         2,072,641
          Series C, 6%, 11/15/07 (c) ............................................    5,000,000       AAA         5,345,400
  Decatur, IL, General Obligation, Series 1991:
          Zero Coupon, 10/1/03 (c) ..............................................    1,455,000       AAA           995,569
          Zero Coupon, 10/1/04 (c) ..............................................    1,415,000       AAA           912,873
  Decatur, IL, Public Building Commission, General Obligation,
          Certificate of Participation:
                  6.5%, 1/1/03 (c) ..............................................    1,725,000       AAA         1,881,941
                  6.5%, 1/1/06 (c) ..............................................    1,500,000       AAA         1,648,785
  Illinois Dedicated Tax Revenue, Civic Center Project:
          Series A, 6.5%, 12/15/07 ..............................................    3,000,000       AAA         3,352,560
          Series A, 6.5%, 12/15/08 (c) ..........................................    5,255,000       AAA         5,889,331
          6.25%, 12/15/11 (c) ...................................................    3,000,000       AAA         3,244,230
          6.25%, 12/15/20 (c) ...................................................    6,975,000       AAA         7,317,682
  Illinois Educational Facilities Authority, Loyola University:
          Zero Coupon, 7/1/05 (c) ...............................................    4,000,000       AAA         2,460,440
          1991 Series A, Zero Coupon, 7/1/04 (c) ................................    2,860,000       AAA         1,869,010
  Illinois Health Facilities Authority, Brokaw-Mennonite Healthcare:
          6%, 8/15/06 (c) .......................................................    1,380,000       AAA         1,466,443
          6%, 8/15/07 (c) .......................................................    1,460,000       AAA         1,545,103
          6%, 8/15/08 (c) .......................................................    1,550,000       AAA         1,637,358
          6%, 8/15/09 (c) .......................................................    1,640,000       AAA         1,723,181
  Illinois Health Facilities Authority:
          Children's Memorial Hospital, 6.25%, 8/15/13 (c) ......................    2,000,000       AAA         2,113,340
          Felician Healthcare Inc., Series A, 6.25%, 12/1/15 (c) ................   17,000,000       AAA        18,006,230
          Memorial Medical Center, 6.75%, 10/1/11 (c) ...........................    2,135,000       AAA         2,263,997
          Methodist Health Service, Series 1985 G, 8%, 8/1/15 (c) ...............   10,110,000       AAA        11,191,669
          Sherman Hospital, 6.75%, 8/1/11 (c) ...................................    2,700,000       AAA         2,886,705

     The accompanying notes are an integral part of the financial statements

 AARP INSURED TAX FREE GENERAL BOND FUND

                                                                                     Principal      Credit         Market
                                                                                     Amount ($)    Rating (b)    Value ($)
--------------------------------------------------------------------------------------------------------------------------
          SSM Healthcare System, 6.4%, 6/1/08 (c) ................................    1,350,000      AAA         1,488,470
  Joliet, IL, Junior College Assistance Corp., Lease Revenue, North Campus
          Extension Center, 6.7%, 9/1/12 (c) .....................................    2,500,000      AAA         2,824,450
  Kendall,Kane and Will Counties, IL, Community Unit School District Number 308,
          Oswego:
                  Zero Coupon, 3/1/02 (c) ........................................    1,055,000      AAA           786,566
                  Zero Coupon, 3/1/05 (c) ........................................    1,540,000      AAA           963,994
                  Zero Coupon, 3/1/06 (c) ........................................    1,595,000      AAA           938,243
  Metropolitan Pier & Exposition Authority, IL, McCormick Place Expansion Project:
          Zero Coupon, 12/15/03 (c) ..............................................    3,200,000      AAA         2,166,944
          Zero Coupon, 6/15/04 (c) ...............................................   10,300,000      AAA         6,746,500
  Northwest Suburban Municipal Joint Action Water Agency, IL, Supply System
          Revenue, 6.45%, 5/1/07 (c) .............................................    2,575,000      AAA         2,829,822
  Rosemont, IL, Tax Increment, Series C:
          Zero Coupon, 12/1/05 (c) ...............................................    4,455,000      AAA         2,681,019
          Zero Coupon, 12/1/07 (c) ...............................................    2,655,000      AAA         1,398,203
  State University Retirement System, IL, Special Revenue, Zero Coupon,
          10/1/03 (c) ............................................................    2,750,000      AAA         1,881,660
  University of Illinois, Board of Trustees, Series 1991:
          Zero Coupon, 4/1/03 (c) ................................................    3,890,000      AAA         2,729,846
          Zero Coupon, 4/1/05 (c) ................................................    3,830,000      AAA         2,386,971
  Will County, IL, Community Unit School District #201-U, Crete-Monee,
          Capital Appreciation:
                  Zero Coupon, 12/15/00 (c) ......................................    1,325,000      AAA         1,063,564
                  Zero Coupon, 12/15/01 (c) ......................................    1,730,000      AAA         1,310,665
  INDIANA
  Fort Wayne, IN, Parkview Memorial Hospital, Series A, 6.5%, 11/15/12 (c) .......    1,400,000      AAA         1,477,364
  Indiana Health Facilities Finance Authority, Hospital Revenue:
          Ancilla Systems Inc., Series A, 6%, 7/1/18 (c) .........................   27,635,000      AAA        28,388,054
          Community Hospital Project, 6.4%, 5/1/12 (c) ...........................    5,000,000      AAA         5,204,300
  Indiana Municipal Power Agency:
          Power Supply Revenue, 5.8%, 1/1/08 (c) .................................   10,000,000      AAA        10,484,200
          Power Supply System, Series B, 6%, 1/1/12 (c) ..........................    2,000,000      AAA         2,106,440
  Indiana University:
          Student Fee Revenue, Series J, 5%, 8/1/18 (c) ..........................    4,200,000      AAA         3,729,012
          Revenue Refunding:
                  Series H, Zero Coupon, 8/1/06 (c) ..............................    8,500,000      AAA         4,889,795
                  Student Fee Revenue, Series H, Zero Coupon, 8/1/08 (c) .........   10,000,000      AAA         5,016,400
  Madison County, IN, Community Hospital of Anderson, Prerefunded 1/1/98
          at 102, 8%, 1/1/14 (c)*** ..............................................    7,055,000      AAA         7,661,025
  Merrillville, IN, Multiple School Building Corp., First Mortgage,
          Zero Coupon, 1/15/11 (c) ...............................................    4,000,000      AAA         1,687,360
  Porter County, IN, Hospital Authority, Porter Memorial Hospital, Series 1993,
          5.25%, 6/1/14 (c) ......................................................    8,750,000      AAA         8,111,163
  IOWA
  Polk County, IA, Mercy Hospital, 6.75%, 11/1/05 (c) ............................    5,000,000      AAA         5,469,950
  KANSAS
  Kansas City, KS, Utility System Revenue:
          ETM, Zero Coupon, 9/1/04** .............................................    3,575,000      AAA         2,350,777
          ETM, Zero Coupon, 9/1/05** .............................................    5,300,000      AAA         3,291,565
          Zero Coupon, 9/1/04 ....................................................    2,640,000      AAA         1,717,531
          Zero Coupon, 9/1/05 ....................................................    3,950,000      AAA         2,419,573
          Zero Coupon, 9/1/06 ....................................................    1,875,000      AAA         1,092,206
          Zero Coupon, 9/1/06 ....................................................    1,375,000      AAA           791,491

     The accompanying notes are an integral part of the financial statements

                                                                                     Principal      Credit         Market
                                                                                     Amount ($)    Rating (b)    Value ($)
--------------------------------------------------------------------------------------------------------------------------
  LOUISIANA
  Louisiana Public Facilities Authority, Prerefunded 2/15/08 at 100, 4.75%,
          5/1/16*** ...............................................................   5,765,000      AAA         5,527,078
  New Orleans, LA, General Obligation:
          Zero Coupon, 7/15/06 ....................................................   2,750,000      AAA         1,472,598
          Zero Coupon, 9/1/07 (c) .................................................  10,000,000      AAA         5,368,900
  Orleans, LA, Levee District, Levee Improvement Bonds, Series 1986,
          5.95%, 11/1/14 (c) ......................................................   2,000,000      AAA         2,001,560
  MASSACHUSETTS
  Massachusetts Bay Transportation Authority, General Transportation System,
          Series A, 5.4%, 3/1/07 (c) ..............................................   5,000,000      AAA         5,104,900
  Massachusetts, General Obligation:
          Series A, 7%, 3/1/99 (c) ................................................   4,850,000      AAA         5,198,909
          Series A, 6%, 7/1/05 (c) ................................................   4,000,000      AAA         4,290,080
          Series D, Prerefunded 10/1/99 at 102, 7%, 10/1/03 (c)*** ................   7,000,000      AAA         7,724,710
  Massachusetts Municipal Wholesale Electric Company, Power Supply System
          Revenue, Series A, 5.1%, 7/1/07 (c) .....................................   1,640,000      AAA         1,620,943
  MICHIGAN
  Brighton, MI, Area School District, Series I, Zero Coupon, Prerefunded 5/1/05
          at 34.134, 5/1/20 (c)*** ................................................  22,000,000      AAA         4,659,820
  Detroit, MI, General Obligation, Distributable State Aid Refunding:
          5.2%, 5/1/07 (c) ........................................................   3,000,000      AAA         2,969,730
          5.25%, 5/1/08 (c) .......................................................   1,500,000      AAA         1,477,515
  Kalamazoo, MI, Hospital Finance Authority, Hospital Revenue, Borgess
          Medical Center, Series A, Prerefunded 7/1/99 at 100, 6%, 7/1/09 (c)*** ..   8,250,000      AAA         8,671,245
  Michigan Hospital Finance Authority, Sisters of Mercy Healthcorp
          Obligated Group, Series P:
                  5.1%, 8/15/07 (c) ...............................................   3,000,000      AAA         2,967,450
                  5.25%, 8/15/08 (c) ..............................................   8,655,000      AAA         8,569,142
  Michigan Housing Development Authority, Rental Revenue, Series B,
          5.7%, 4/1/12 (c) ........................................................   6,275,000      A+          6,146,112
  MISSISSIPPI
  Mississippi Hospital Equipment Facilities Authority, North Mississippi
          Health Services, 5.5%, 5/15/09 (c) ......................................   4,350,000      AAA         4,317,593
  MISSOURI
  Missouri Health & Educational Facilities Authority, SSM Healthcare, 1992 Series
          AA:
          6.35%, 6/1/08 (c) .......................................................   8,125,000      AAA         8,919,138
          6.4%, 6/1/09 (c) ........................................................   8,640,000      AAA         9,514,800
  NEVADA
  Clark County, NV, School District, General Obligation, Series B,
          Zero Coupon, 3/1/05 (c) .................................................   8,070,000      AAA         5,073,528
  NEW JERSEY
  New Jersey Housing and Finance Agency, Home Mortgage Purchase Revenue,
          Zero Coupon, 10/1/16 (c) ................................................   5,155,000      AAA           608,084
  New Jersey Turnpike Authority, 6.5%, 1/1/09 (c) .................................   5,000,000      AAA         5,600,050
  NEW YORK
  New York City, NY, General Obligation:
          5.8%, 8/1/04 ............................................................   5,000,000      AAA         5,300,450
          5.9%, 2/1/05 ............................................................   5,500,000      AAA         5,843,255
          Prerefunded 11/1/97 at 101.50, 8.125%, 11/1/05 (c)*** ...................   1,400,000      AAA         1,513,120
          Series A, Prerefunded 11/1/97 at 101.50, 8%, 11/1/01 (c)*** .............     760,000      AAA           819,956
          Series A, ETM, 8%, 11/1/01 (c)** ........................................     740,000      AAA           813,016
          Series A, 3%, 8/15/02 (c) ...............................................   9,000,000      AAA         8,202,240
          Series C, 6.4%, 8/1/04 (c) ..............................................     500,000      AAA           545,180
          Series C, 6.4%, 8/1/05 (c) ..............................................     430,000      AAA           466,408

     The accompanying notes are an integral part of the financial statements

 AARP INSURED TAX FREE GENERAL BOND FUND

                                                                                     Principal      Credit         Market
                                                                                     Amount ($)    Rating (b)    Value ($)
--------------------------------------------------------------------------------------------------------------------------
          Series C, Prerefunded 8/1/02 at 101.50, 6.4%, 8/1/05 (c)*** .........   10,000,000         AAA        11,085,800
          Series D, 8%, 8/1/05 ................................................      170,000         AAA           180,880
          Series D, Prerefunded 8/1/97 at 102, 8%, 8/1/05*** ..................      830,000         AAA           893,196
          Series D, 6%, 8/1/06 (c) ............................................      140,000         AAA           144,984
          Series D, 6%, 8/1/08 (c) ............................................      370,000         AAA           379,161
          Series E, ETM, 7%, 12/1/07 (c)** ....................................    1,385,000         AAA         1,469,042
          Series E, 7%, 12/1/07 (c) ...........................................      115,000         AAA           121,211
  New York State Dormitory Authority:
          College and University Pooled Capital Program, 7.8%, 12/1/05 (c) ....   10,890,000         AAA        11,812,819
          State University of New York, 6%, 7/1/09 (c) ........................    2,000,000         AAA         2,127,980
  New York State Dormitory Authority Revenue, City University:
          Series C, 7.5%, 7/1/10 (c) ..........................................    5,750,000         AAA         6,964,975
          Series D, 7%, 7/1/09 (c) ............................................    4,000,000         AAA         4,653,720
  New York State Energy Research and Development Authority, Pollution
          Control Revenue, Electric and Gas, 5.9%, 12/1/06 (c) ................    5,300,000         AAA         5,638,034
  New York State Urban Development Corporation, Correctional Facilities:
          Series A, 5%, 1/1/07 (c) ............................................    4,315,000         AAA         4,279,272
          6.5%, 1/1/11 ........................................................    4,500,000         AAA         4,955,085
  Suffolk County, NY, Industrial Development Agency, Southwest Sewer System,
          6%, 2/1/07 (c) ......................................................    8,000,000         AAA         8,593,200
  NORTH CAROLINA
  North Carolina Eastern Municipal Power Agency:
          5.5%, 1/1/07 (c) ....................................................    2,000,000         AAA         2,020,860
          Power System Revenue, Series B, 6%, 1/1/18 (c) ......................    8,775,000         AAA         9,099,938
  North Carolina Municipal Power Agency, Catawba Electric Revenue:
          5%, 1/1/08 (c) ......................................................    2,500,000         AAA         2,488,950
          6%, 1/1/11 (c) ......................................................    8,235,000         AAA         8,697,889
          7.5%, 1/1/17 ........................................................    4,520,000         A           4,794,002
  NORTH DAKOTA
  Bismarck, ND, Hospital Revenue, St. Alexius Medical Center, Series 1991,
          Zero Coupon, 5/1/02 (c) .............................................    2,850,000         AAA         2,107,347
  OHIO
  Cleveland, OH, Waterworks Revenue Authority,  5.3%, 1/1/05 ..................    3,000,000         AAA         3,073,620
  Cleveland, OH, Refunding Revenue, Series 1993, 5.2%, 9/1/06 .................    4,000,000         AAA         4,070,720
  Hamilton County, OH, Electric System Mortgage Revenue, Series B,
          Prerefunded 10/15/98 at 102, 8%, 10/15/22 (c)*** ....................    3,720,000         AAA         4,132,250
  Ohio Air Quality Development Authority, Ohio Power Company, Series B,
          7.4%, 8/1/09 (c) ....................................................    5,000,000         AAA         5,470,200
  OKLAHOMA
  Tulsa, OK, Industrial Development Authority:
          St. John's Medical Center, Zero Coupon, 12/1/02 (c) .................    3,930,000         AAA         2,813,919
          Hospital Revenue, St. John's Medical Center, Zero Coupon, 12/1/04 (c)    5,430,000         AAA         3,487,852
  PENNSYLVANIA
  Pennsylvania Industrial Development Authority, Economic Development Revenue:
          5.8%, 1/1/08 (c) ....................................................    4,250,000         AAA         4,455,785
          5.8%, 7/1/08 (c) ....................................................    4,875,000         AAA         5,118,263
          5.8%, 1/1/09 (c) ....................................................    2,500,000         AAA         2,606,575
  Philadelphia, PA, Water & Wastewater Refunding Revenue, 5.625%, 6/15/09 .....   20,000,000         AAA        20,466,800
  Philadelphia, PA, Water & Wastewater Revenue:
          5.5%, 6/15/07 (c) ...................................................    5,000,000         AAA         5,079,050
          5.625%, 6/15/08 (c) .................................................    2,100,000         AAA         2,165,373
          5.625%, 6/15/09 (c) .................................................   10,855,000         AAA        11,108,356
  Philadelphia, PA, Municipal Authority Revenue, Justice Lease, Series B,
          Prerefunded 11/15/01 at 102, 6.9%, 11/15/03 (c)*** ..................    2,000,000         AAA         2,260,900

     The accompanying notes are an integral part of the financial statements

                                                                                      Principal     Credit         Market
                                                                                      Amount ($)   Rating (b)     Value ($)
----------------------------------------------------------------------------------------------------------------------------
  Westmoreland County, PA, Industrial Development Revenue,
          Westmoreland Health System, 5.375%, 7/1/11 (c) ........................      7,300,000      AAA          7,150,642
  PUERTO RICO
  Commonwealth of Puerto Rico, Highway & Transportation Authority Revenue,
          5.5%, 7/1/09 ..........................................................     10,940,000      AAA         11,145,453
  RHODE ISLAND
  Rhode Island Clean Water Protection Agency, Pollution Control Revenue,
          Revolving Fund, Series A, 5.4%, 10/1/15 (c) ...........................      2,000,000      AAA          1,916,280
  Rhode Island Convention Center Authority, Refunding Revenue:
          Series 1993 B, 5%, 5/15/10 (c) ........................................      5,000,000      AAA          4,779,950
          1993 Series B, 5.25%, 5/15/15 (c) .....................................     22,000,000      AAA         20,517,200
  Rhode Island Depositors Economic Protection Corp., Special Obligation:
          Series B, 5.8%, 8/1/10 (c) ............................................      6,200,000      AAA          6,394,742
          Series B, 5.8%, 8/1/11 (c) ............................................      4,525,000      AAA          4,631,021
          Series B, 5.8%, 8/1/12 (c) ............................................      2,500,000      AAA          2,547,475
          Series B, 5.8%, 8/1/13 ................................................      7,340,000      AAA          7,443,788
  Rhode Island Public Building Authority, Public Projects, Series A,
          Prerefunded 2/1/98 at 102, 8.2%, 2/1/08 (c)*** ........................      2,200,000      AAA          2,403,390
  SOUTH CAROLINA
  Piedmont Municipal Power Agency, SC, Electric Revenue:
          5.5%, 1/1/08 ..........................................................      1,915,000      AAA          1,948,015
          Series A, 6.5%, 1/1/16 (c) ............................................      3,000,000      AAA          3,293,310
          Series C, 5.5%, 1/1/12 (c) ............................................      5,000,000      AAA          4,937,350
  SOUTH DAKOTA
  South Dakota Building Authority, Certificate of Participation, Series A,
          7.5%, 12/1/16 .........................................................     15,000,000      A           15,563,100
  TENNESSEE
  Knox County, TN, Health & Educational Hospital Facilities Board,
          Fort Sanders Alliance:
                  5.75%, 1/1/11 (c) .............................................     15,405,000      AAA         15,726,656
                  5.75%, 1/1/12 (c) .............................................     17,880,000      AAA         18,175,378
                  6.25%, 1/1/13 (c) .............................................      4,000,000      AAA          4,307,000
                  7.25%, 1/1/09 (c) .............................................      3,150,000      AAA          3,723,584
  Knox County, TN, Health, Education and Housing Facilities Board,
          5.75%, 1/1/14 (c) .....................................................      2,000,000      AAA          2,028,780
  TEXAS
  Austin, TX, Utility System, Zero Coupon, 11/15/12 (c) .........................      3,300,000      AAA          1,254,924
  Dallas, TX, Housing Finance Corp., Single Family Mortgage Revenue,
          Zero Coupon, 10/1/16 (c) ..............................................      7,450,000      AAA            878,802
  Dallas-Fort Worth, TX, Airport Revenue:
          7.75%, 11/1/03 (c) ....................................................      1,000,000      AAA          1,177,370
          7.8%, 11/1/05 (c) .....................................................      2,000,000      AAA          2,341,400
          7.8%, 11/1/06 (c) .....................................................      2,025,000      AAA          2,373,604
          7.375%, 11/1/08 (c) ...................................................      4,500,000      AAA          5,134,455
          7.375%, 11/1/10 (c) ...................................................      3,500,000      AAA          3,981,075
  Harris County, TX, General Obligation:
          Capital Appreciation Bond, Zero Coupon, 10/1/06 (c) ...................      9,035,000      AAA          5,177,868
          Flood Control District, Zero Coupon, 10/1/00 (c) ......................      1,000,000      AAA            812,210
          Toll Road Authority, Subordinate Lien:
                  Series A, Zero Coupon, 8/15/04 ................................      2,050,000      AAA          1,336,703
                  Series A, Zero Coupon, 8/15/05 ................................      4,025,000      AAA          2,471,229
                  Series A, Zero Coupon, 8/15/06 (c) ............................      4,010,000      AAA          2,313,730
  Houston, TX, Water & Sewer System Authority, Series C:
          Zero Coupon, 12/1/06 (c) ..............................................     14,575,000      AAA          8,279,329

     The accompanying notes are an integral part of the financial statements

 AARP INSURED TAX FREE GENERAL BOND FUND

                                                                                     Principal      Credit         Market
                                                                                     Amount ($)    Rating (b)    Value ($)
--------------------------------------------------------------------------------------------------------------------------
          Zero Coupon, 12/1/08 (c) ...............................................   19,000,000      AAA         9,412,980
          Zero Coupon, 12/1/09 (c) ...............................................   14,750,000      AAA         6,822,023
  Lubbock, TX, Health Facilities Development Corp.:
          Methodist Hospital, Series B:
                  5.5%, 12/1/06 (c) ..............................................    3,945,000      AAA         4,037,431
                  5.6%, 12/1/07 (c) ..............................................    2,415,000      AAA         2,483,634
                  5.625%, 12/1/08 (c) ............................................    4,400,000      AAA         4,540,668
          Series B, 5.625%, 12/1/09 ..............................................    4,640,000      AAA         4,750,896
  Montgomery County, TX, General Obligation, Library Refunding:
          Zero Coupon, 9/1/03 (c) ................................................    3,475,000      AAA         2,396,430
          Zero Coupon, 9/1/04 (c) ................................................    3,475,000      AAA         2,260,766
          Zero Coupon, 9/1/05 (c) ................................................    3,475,000      AAA         2,128,611
  North Central Texas Health Facilities Development Corp., Presbyterian
          Hospital, Prerefunded 12/1/97 at 102, 8.75%, 12/1/15 (c)*** ............    5,000,000      AAA         5,499,950
  San Antonio, TX, Electric and Gas, Revenue Refunding, Series A:
          Zero Coupon, 2/1/05 (c) ................................................    2,500,000      AAA         1,578,550
          Zero Coupon, 2/1/05 (c) ................................................    8,000,000      AAA         5,051,360
          Zero Coupon, 2/1/06 (c) ................................................   17,900,000      AAA        10,627,230
  San Antonio, TX, Electric and Gas, Zero Coupon, 2/1/08 (c) .....................    8,115,000      AAA         4,210,387
  Tarrant County, TX, Health Facilities Development Corp., Hospital Refunding
          Revenue, Fort Worth Osteopathic Hospital:
                  6%, 5/15/11 (c) ................................................    4,615,000      AAA         4,854,426
                  6%, 5/15/21 (c) ................................................    6,235,000      AAA         6,457,278
  Texas General Obligation:
          Capital Appreciation Bond, Super Collider, Series C, Zero Coupon,
          4/1/06 (c) .............................................................    7,385,000      AAA         4,345,925
          Superconductor Revenue, Series C, Zero Coupon, 4/1/05 (c) ..............    8,390,000      AAA         5,251,888
  Texas Municipal Power Agency:
          6.1%, 9/1/07 (c) .......................................................    9,250,000      AAA        10,001,285
          5.25%, 9/1/07 (c) ......................................................    1,500,000      AAA         1,514,055
          6.1%, 9/1/09 (c) .......................................................    4,435,000      AAA         4,794,679
          5.25%, 9/1/09 (c) ......................................................    6,235,000      AAA         6,187,302
  Texas Municipal Power Agency Revenue, 5.25%, 9/1/12 ............................    2,900,000      AAA         2,747,083
  Texas State Public Finance Authority, Building Authority:
          Zero Coupon, 2/1/06 (c) ................................................   13,915,000      AAA         8,261,336
          Series B, 6.25%, 2/1/08 (c) ............................................    5,190,000      AAA         5,662,031
  Texas Turnpike Authority, North Dallas Thruway Revenue, Zero Coupon,
          1/1/08 (c) .............................................................    2,500,000      AAA         1,310,575
  UTAH
  Associated Municipal Power System, UT, Hunter Project, Refunding Revenue:
          Zero Coupon, 7/1/00 (c) ................................................    2,755,000      AAA         2,258,935
          Zero Coupon, 7/1/02 (c) ................................................    5,200,000      AAA         3,801,720
          Zero Coupon, 7/1/04 (c) ................................................    5,895,000      AAA         3,836,938
          Zero Coupon, 7/1/05 (c) ................................................    5,900,000      AAA         3,612,806
          Zero Coupon, 7/1/06 (c) ................................................    5,895,000      AAA         3,389,448
          Zero Coupon, 7/1/07 (c) ................................................    3,750,000      AAA         2,009,550
  Intermountain Power Agency, UT, Power Supply Revenue:
          Series A, Zero Coupon, 7/1/02 (c) ......................................    1,655,000      AAA         1,213,678
          Series A, Zero Coupon, 7/1/03 (c) ......................................    1,000,000      AAA           692,940
          Series A, Zero Coupon, 7/1/04 (c) ......................................    1,730,000      AAA         1,130,555
          Series B, Zero Coupon, 7/1/02 (c) ......................................    8,230,000      AAA         6,035,388
          5%, 7/1/12 (c) .........................................................    1,000,000      AAA           923,370
  Intermountain Power Agency, UT, Special Obligation, 2nd Crossover,
          7.5%, 7/1/16 (c) .......................................................    5,000,000      AA          5,138,750
  Provo, UT, Electric System Revenue, ETM, 10.375%, 9/15/15** ....................    1,800,000      AAA         2,508,408

     The accompanying notes are an integral part of the financial statements

                                                                                     Principal      Credit         Market
                                                                                     Amount ($)    Rating (b)    Value ($)
--------------------------------------------------------------------------------------------------------------------------
  VIRGINIA
  Roanoke, VA, Industrial Development Authority, Roanoke Memorial
          Hospital, Series B, 6.125%, 7/1/17 (c) ..................................   5,500,000      AAA        5,792,270
  Southeastern Public Service Authority, VA, Refunding Revenue,
          Series A, 5.25%, 7/1/10 (c) .............................................   7,380,000      AAA        7,270,259
  Virginia Beach, VA, Development Authority, Virginia Beach General
          Hospital Project:
                  5%, 2/15/06 (c) .................................................   1,750,000      AAA        1,752,608
                  5%, 2/15/07 (c) .................................................   1,800,000      AAA        1,787,976
                  5.1%, 2/15/08 (c) ...............................................   1,345,000      AAA        1,333,460
                  6%, 2/15/11 (c) .................................................   1,595,000      AAA        1,688,531
                  5.125%, 2/15/18 (c) .............................................   3,000,000      AAA        2,761,050
  Winchester County, VA, Industrial Development Authority, Hospital Revenue,
          6%, 1/1/15 (c) ..........................................................   5,700,000      AAA        5,427,939
  WASHINGTON
  Clark County, WA, Public Utility District No. 1, 6%, 1/1/06 (c) .................   7,500,000      AAA        7,965,675
  King County, WA, Public Hospital District #1, Valley Medical Center,
          Series 1992, 5.5%, 9/1/17 (c) ...........................................   3,500,000      AAA        3,282,335
  North Shore, WA, General Obligation, School District #417, 5.6%, 12/1/10 (c) ....   1,650,000      AAA        1,669,652
  Snohomish County, WA, School District #6, 6.5%, 12/1/07 (c) .....................   3,325,000      AAA        3,699,362
  Snohomish County, WA, Public Utilities District #1, 5.5%, 1/1/15 (c) ............   1,350,000      AAA        1,289,088
  Tacoma, WA, Electric System Revenue, 6.514%, 1/2/15 (c) .........................   6,000,000      AAA        6,282,960
  Washington Health Care Facilities Authority, Empire Health Services-Spokane:
          5.65%, 11/1/05 (c) ......................................................   2,155,000      AAA        2,242,234
          5.7%, 11/1/06 (c) .......................................................   3,440,000      AAA        3,581,350
          5.75%, 11/1/07 (c) ......................................................   3,675,000      AAA        3,826,337
          5.8%, 11/1/09 (c) .......................................................   4,595,000      AAA        4,771,908
          5.8%, 11/1/10 (c) .......................................................   2,100,000      AAA        2,177,490
  Washington Public Power Supply System, Revenue Refunding:
          Nuclear Project #1, Series A, Prerefunded 7/1/99 at 102, 7.5%,
            7/1/15 (c)*** .........................................................   2,405,000      AAA        2,678,136
          Nuclear Project #1, Series A, 7%, 7/1/11 (c) ............................   3,830,000      AAA        4,182,054
          Nuclear Project #1, Series A, 7.5%, 7/1/15 (c) ..........................   1,595,000      AAA        1,747,992
          Nuclear Project #1, Series B, 7.25%, 7/1/12 (c) .........................  10,895,000      AAA       11,946,803
          Nuclear Project #2, Series A, 7.25%, 7/1/03 (c) .........................   2,000,000      AAA        2,206,840
          Nuclear Project #2, Series A, 5.7%, 7/1/08 (c) ..........................   5,000,000      AAA        5,078,000
          Nuclear Project #2, Series C, 7%, 7/1/01 (c) ............................  10,000,000      AAA       10,995,600
          Nuclear Project #2, Series C, Prerefunded 1/1/01 at 120, 7.375%,
            7/1/11 (c)*** .........................................................   1,370,000      AAA        1,555,183
          Nuclear Project #3, Series A, Prerefunded 7/1/99 at 102, 7.25%,
            7/1/16 (c)*** .........................................................   3,630,000      AAA        4,014,962
          Nuclear Project #3, Series A, Zero Coupon, 7/1/04 (c) ...................   3,625,000      AAA        2,359,440
          Nuclear Project #3, Series A, Zero Coupon, 7/1/05 (c) ...................   4,125,000      AAA        2,537,329
          Nuclear Project #3, 7.5%, 7/1/08 ........................................   4,000,000      AAA        4,733,560
  Washington State Housing Finance, Series A, 7.1%, 12/1/17 .......................  10,125,000      AAA       10,512,281
  WEST VIRGINIA
  West Virginia, School Building Authority Revenue, Series B, 6.75%, 7/1/10 .......   4,000,000      AAA        4,282,000
  WISCONSIN
  Kenosha, WI, General Obligation, Series C, Zero Coupon, 6/1/04 (c) ..............   3,475,000      AAA        2,289,782
  Wisconsin Health & Educational Facilities Authority:
          Aurora Medical, 5.75%, 11/15/06 .........................................   2,000,000      AAA        2,080,520
          Aurora Medical, 5.75%, 11/15/07 .........................................   1,500,000      AAA        1,551,345
          Aurora Medical, 6%, 11/15/08 (c) ........................................   4,085,000      AAA        4,249,993
          Aurora Medical, 6%, 11/15/09 (c) ........................................   4,330,000      AAA        4,552,389
          Felician Healthcare Inc., Series B, 6.25%, 1/1/22 (c) ...................   5,285,000      AAA        5,615,101
          Hospital Sisters Services Inc., Obligated Group, 5.375%, 6/1/18 .........   4,800,000      AAA        4,439,889
          Riverview Hospital Association Project, 9%, 5/1/11 (c) ..................   2,500,000      AAA        2,560,275

     The accompanying notes are an integral part of the financial statements

 AARP INSURED TAX FREE GENERAL BOND FUND

                                                                                 Principal      Credit         Market
                                                                                 Amount ($)    Rating (b)    Value ($)
----------------------------------------------------------------------------------------------------------------------
          SSM Healthcare, Series 1992 AA, 6.4%, 6/1/08 (c) ..................      2,335,000      AAA        2,571,862
          SSM Healthcare, Series 1992 AA, 6.45%, 6/1/09 (c) .................      2,485,000      AAA        2,743,291
          SSM Healthcare, Series 1992 AA, 6.45%, 6/1/10 (c) .................      2,650,000      AAA        2,920,088
          SSM Healthcare, Series 1992 AA, 6.5%, 6/1/12 (c) ..................      3,000,000      AAA        3,321,750
          SSM Healthcare, Series 1992 AA, 6.5%, 6/1/22 (c) ..................      2,820,000      AAA        3,067,793
          St. Luke's Medical Center, 7.1%, 8/15/11 (c) ......................      2,000,000      AAA        2,199,540
          Villa St. Francis Inc., Series C, 6.25%, 1/1/22 (c) ...............      9,230,000      AAA        9,806,506
          Wheaton Franciscan Services, 6.1%, 8/15/08 ........................      4,580,000      AAA        4,948,095
                                                                                                         -------------
  TOTAL LONG-TERM MUNICIPAL INVESTMENTS (COST $1,588,859,499) ...............                            1,668,852,111
                                                                                                         -------------

                                                                                           % OF NET
SUMMARY                                                                                     ASSETS
        TOTAL INVESTMENT PORTFOLIO (COST $1,698,890,932) (a) ................                 99.6       1,778,920,671
        OTHER ASSETS AND LIABILITIES, NET ...................................                  0.4           6,919,149
                                                                                             -----       -------------
        NET ASSETS ..........................................................                100.0       1,785,839,820
                                                                                             =====       =============

* Floating rate demand notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose interest rates are reset periodically at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. Since these securities are payable on demand, they are valued at 100% of their principal.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

*** Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issue and to retire the bonds in full at the earliest refunding date.

(a) At March 31, 1996, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,699,187,591 was as follows:

    Aggregate gross unrealized appreciation for all
    investments in which there is an excess of value over
    tax cost.................................................................                            $ 85,381,864
    Aggregate gross unrealized depreciation for all
    investments in which there is an excess of tax cost over
    value....................................................................                              (5,648,784)
                                                                                                         ------------
    Net unrealized appreciation..............................................                            $ 79,733,080
                                                                                                         ============

(b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are either Standard & Poor's Ratings Group or Moody's Investors Service, Inc. Unrated securities (NR) and securities rated by Scudder (SS&C) have been determined to be of comparable quality to rated eligible securities.

(c) Bond is insured by one of these companies: AMBAC, MBIA, FGIC, FSA or Capital Guaranty

(d) At March 31, 1996, these securities, in whole or in part, have been pledged to cover initial margin requirements for open futures contracts.

    At March 31, 1996, open futures contracts sold short were as follows
    (Note 1):

                                                                 Aggregate          Market
Futures                     Expiration         Contracts       Face Value ($)      Value ($)
-------                     ----------         ---------       --------------      ---------
U.S. Treasury Bond ......   June 1996            1,150          129,513,875       128,189,063
                                                                -----------       -----------

Total net unrealized appreciation on open futures contracts sold short ......       1,324,812
                                                                                  ===========

    The aggregate face value of futures contracts opened and closed during the six months ended March 31, 1996 was $471,760,636 and $513,132,497, respectively.

    Purchases and sales of investment securities (excluding short-term investments), for the six months ended March 31, 1996, aggregated $356,038,954 and $375,096,784, respectively.

    At September 30, 1995, and to the extent provided in regulations, the Fund had capital loss carryforwards of approximately $3,587,586 which expires September 30, 2003. In addition, from November 1, 1994 through September 30, 1995, the Fund incurred approximately $12,265,621 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ended September 30, 1996.

    Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

     The accompanying notes are an integral part of the financial statements

 AARP BALANCED STOCK AND BOND FUND

LIST OF INVESTMENTS AS OF MARCH 31, 1996 (Unaudited)

Principal                                                                             Market
Amount ($)                                                                           Value ($)
-----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 8.7%

  27,910,000   Repurchase Agreement with Donaldson, Lufkin & Jenrette
                 dated 3/29/96 at 5.35% to be repurchased at $27,922,443
                 on 4/1/96, collateralized by a $28,265,000
                 U.S. Treasury Bill, 4/18/96 (COST $27,910,000) ................     27,910,000
                                                                                     ----------
COMMERCIAL PAPER 9.4%

  10,000,000   American Telephone & Telegraph Co., 5.09%, 5/3/96 ...............      9,951,875
  10,000,000   General Electric Capital Corp., 5.16%, 4/25/96 ..................      9,963,056
  10,000,000   Prudential Funding Corp., 5.32%, 4/24/96 ........................      9,964,533
                                                                                     ----------
               TOTAL COMMERCIAL PAPER (COST $29,886,367) .......................     29,879,464
                                                                                     ----------
U.S. TREASURY OBLIGATIONS 17.5%

   4,600,000   U.S. Treasury Bond, 7.25%, 5/15/16 ..............................      4,799,088
     750,000   U.S. Treasury Bond, 7.875%, 2/15/21 .............................        837,420
   2,500,000   U.S. Treasury Bond, 6.25%, 8/15/23 ..............................      2,311,325
   4,000,000   U.S. Treasury Note, 5.5%, 9/30/97 ...............................      3,990,000
   2,500,000   U.S. Treasury Note, 5.13%, 4/30/98 ..............................      2,467,175
   2,500,000   U.S. Treasury Note, 5.875%, 3/31/99 .............................      2,495,300
   3,000,000   U.S. Treasury Note, 6.75%, 5/31/99 ..............................      3,064,680
   6,000,000   U.S. Treasury Note, 6.875%, 7/31/99 .............................      6,156,540
   4,500,000   U.S. Treasury Note, 6%, 10/15/99 ................................      4,501,395
   2,000,000   U.S. Treasury Note, 6.125%, 7/31/00 .............................      2,001,240
   9,000,000   U.S. Treasury Note, 5.75%, 10/31/00 .............................      8,869,230
   5,000,000   U.S. Treasury Note, 6.375%, 8/15/02 .............................      5,028,900
   4,600,000   U.S. Treasury Note, 5.75%, 8/15/03 ..............................      4,442,588
   3,500,000   U.S. Treasury Note, 5.875%, 2/15/04 .............................      3,395,000
   3,500,000   U.S. Treasury Separate Trading Registered Interest and Principal,
                 2/15/09 (4.67%***) ............................................      1,479,800
                                                                                     ----------
               TOTAL U.S. TREASURY OBLIGATIONS (COST $55,644,008) ..............     55,839,681
                                                                                     ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION** 0.9%

   2,438,030   Government National Mortgage Association, 10%,
               2/15/25 (COST $2,624,693) .......................................      2,698,582
                                                                                     ----------
U.S. GOVERNMENT AGENCY MORTGAGE PASS-THRUS** 3.4%

   5,186,449   Federal National Mortgage Association, 7%, 9/1/25 ...............      5,053,520
   2,946,709   Federal National Mortgage Association, 6.5%, 11/1/25 ............      2,797,517
   1,970,731   Federal National Mortgage Association, 6.5%, 1/1/26 .............      1,870,953
   1,221,575   Federal National Mortgage Association, 6.5%, 2/1/26 .............      1,159,727
                                                                                     ----------
               TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS-THRUS (COST $11,156,300)   10,881,717
                                                                                     ----------
FOREIGN BONDS - U.S. DENOMINATED 1.2%

 1,000,000     ABN-AMRO Bank NV, Subordinated Note, 7.13%, 10/15/2093  .........        930,790

     The accompanying notes are an integral part of the financial statements

 AARP BALANCED STOCK AND BOND FUND

Principal                                                                               Market
Amount ($)                                                                             Value ($)
------------------------------------------------------------------------------------------------
        3,000,000     Province of Ontario, Global Medium Term Note, 6%, 2/21/06 ....    2,812,230
                                                                                       ----------
                      TOTAL FOREIGN BONDS - U.S.$ DENOMINATED (COST $3,842,211) ....    3,743,020
                                                                                       ----------

FOREIGN BONDS - NON-U.S. DENOMINATED 0.7%

DEM     3,400,000     Federal Republic of Germany, 6.5%, 7/15/03 (COST $2,426,307) .    2,348,115
                                                                                       ----------

ASSET BACKED 0.6%

CREDIT CARD RECEIVABLES 0.6%
        2,000,000     Sears Credit Account Master Trust Series 1995-4, 6.25%,
                        1/15/03 (COST $ 1,997,500) .................................    2,006,860
                                                                                       ----------

CORPORATE BONDS 5.0%

CONSUMER STAPLES 0.5%
        2,000,000     Borden Inc., 7.875%, 2/15/23 .................................    1,727,500
                                                                                       ----------
COMMUNICATIONS 1.3%
        2,000,000     360 Communications Co., 7.5%, 3/1/06 .........................    1,951,620
        2,000,000     TCI Communications, Inc., 8%, 8/1/05 .........................    2,051,860
                                                                                       ----------
                                                                                        4,003,480
                                                                                       ----------
FINANCIAL 1.1%
        2,000,000     Capital One Bank Medium Term Note, 5.95%, 2/15/01 ............    1,924,700
        1,000,000     General Electric Capital Services, 7.5%, 8/21/35 .............    1,025,020
          575,000     Royal Bank of Scotland, 6.375%, 2/1/11 .......................      527,988
                                                                                       ----------
                                                                                        3,477,708
                                                                                       ----------
DURABLES 1.6%
        1,000,000     Boeing Co., 6.875%, 10/15/43 .................................      924,580
        1,000,000     Comdisco, Inc., Senior Note, 5.75%, 2/15/01 ..................      962,610
        1,000,000     Ford Motor Co., 8.875%, 1/15/22 ..............................    1,139,670
        1,000,000     General Motors Acceptance Corp., 5.75%, 4/4/96 ...............    1,000,010
        1,000,000     McDonnell Douglas Corp., 9.75%, 4/1/12 .......................    1,214,530
                                                                                       ----------
                                                                                        5,241,400
                                                                                       ----------
TECHNOLOGY 0.5%
        1,500,000     Loral Corp., 8.375%, 6/15/24 .................................    1,618,140
                                                                                       ----------
                      TOTAL CORPORATE BONDS (COST $16,032,215) .....................   16,068,228
                                                                                       ----------

CONVERTIBLE BONDS 0.5%

HEALTH 0.1%
Pharmaceuticals
          290,000     Sandoz Capital BVI Ltd., 2%, 10/6/02 .........................      321,900
                                                                                       ----------
FINANCIAL 0.1%
Other Financial Companies
          200,000     First Financial Management Corp., 5%, 12/15/99 ...............      338,340
                                                                                       ----------
SERVICE INDUSTRIES 0.2%
Miscellaneous Commercial Services
        1,000,000     ADT Operations Inc., Zero Coupon, Liquid Yield Option
                        Note, 7/6/10 ...............................................      522,500
                                                                                       ----------
TECHNOLOGY 0.1%
Computer Software
          410,000     Softkey International, Inc., 5.5%, 11/1/00 ...................      328,000
                                                                                       ----------

     The accompanying notes are an integral part of the financial statements

Principal                                                              Market
Amount ($)                                                            Value ($)
-------------------------------------------------------------------------------
CONSTRUCTION 0.0%
Homebuilding
     30,000   Empresa ICA Sociedad Controladora S.A., 5%,
                  3/15/04 .........................................      17,925
                                                                      ---------
              TOTAL CONVERTIBLE BONDS (COST $1,300,816) ...........   1,528,665
                                                                      ---------
CONVERTIBLE PREFERRED STOCKS 1.5%

Shares
------
HEALTH 0.6%
Health Industry Services
     70,400   FHP International Corp.,"A", Cum. $1.25 .............   1,971,200
                                                                      ---------
FINANCIAL 0.5%
Consumer Finance
     33,100   Advanta Corp. 6.75% .................................   1,539,150
                                                                      ---------
SERVICE INDUSTRIES 0.1%
Miscellaneous Commercial Services
    260,000   Jardine Strategic Holdings Ltd., 7.5%, 5/7/49 .......     288,600
                                                                      ---------
MANUFACTURING 0.3%
Containers & Paper 0.1%
      3,300   Boise Cascade Corp. "G", Cum $1.58 ..................     113,850
      4,100   Bowater, Inc. 7% "B" ................................     129,150
      2,100   International Paper Co. 5.25% .......................      97,125
                                                                      ---------
                                                                        340,125
                                                                      ---------
Industrial Specialty 0.2%
     31,300   Cooper Industries, Inc. 6% ..........................     504,713
                                                                      ---------
ENERGY 0.0%
Oil & Gas Production
      4,200   Parker & Parsley Capital Corp. ......................     206,850
                                                                      ---------
              TOTAL CONVERTIBLE PREFERRED STOCKS (COST $4,170,800)    4,850,638
                                                                      ---------
PREFERRED STOCKS 0.1%

FINANCIAL 0.1%
Real Estate
     14,600   Security Capital Industrial Trust "B" (COST $365,402)     343,100
                                                                      ---------
COMMON STOCKS 52.0%

CONSUMER DISCRETIONARY 2.7%
Department & Chain Stores 2.4%
     43,500   J.C. Penney Co., Inc. ...............................   2,164,125
     18,600   May Department Stores ...............................     897,450
     21,800   Melville Corp. ......................................     782,075
     57,400   Rite Aid Corp. ......................................   1,772,225
     44,700   Sears, Roebuck & Co. ................................   2,179,125
                                                                      ---------
                                                                      7,795,000
                                                                      ---------
Specialty Retail 0.3%
     43,000   Intimate Brands, Inc. ...............................     833,125
                                                                      ---------
CONSUMER STAPLES 5.5%
Alcohol & Tobacco 0.6%
     26,600   Anheuser Busch Companies, Inc. ......................   1,792,175

     The accompanying notes are an integral part of the financial statements

 AARP BALANCED STOCK AND BOND FUND

                                                            Market
Shares                                                     Value ($)
--------------------------------------------------------------------
       3,510   Schweitzer-Mauduit International, Inc.* .      96,525
                                                          ----------
                                                           1,888,700
                                                          ----------
Food & Beverage 2.3%
       1,064   Earthgrains Co.* ........................      31,787
      33,800   General Mills, Inc. .....................   1,973,075
      90,250   H.J. Heinz Co. ..........................   2,989,531
      66,800   Quaker Oats Co. .........................   2,229,450
                                                          ----------
                                                           7,223,843
                                                          ----------
Package Goods/Cosmetics 2.6%
      21,900   Avon Products Inc. ......................   1,877,925
      21,000   Clorox Co. ..............................   1,808,614
      11,500   Colgate-Palmolive Co. ...................     895,563
      35,100   Kimberly-Clark Corp. ....................   2,614,950
      23,300   Tambrands Inc. ..........................   1,089,275
                                                          ----------
                                                           8,286,327
                                                          ----------

HEALTH 6.9%
Health Industry Services 0.1%
       9,300   U.S. HealthCare, Inc. ...................     426,638
                                                          ----------
Medical Supply & Specialty 0.8%
      63,000   Bausch & Lomb, Inc. .....................   2,331,000
                                                          ----------
Pharmaceuticals 6.0%
      19,200   American Home Products Corp. ............   2,080,800
      67,600   Baxter International Inc. ...............   3,058,900
      25,300   Bristol-Myers Squibb Co. ................   2,166,313
      33,100   Eli Lilly & Co. .........................   2,151,500
      47,700   Schering-Plough Corp. ...................   2,772,563
      39,200   SmithKline Beecham PLC (ADR) ............   2,018,800
      23,400   Warner-Lambert Co. ......................   2,416,050
     122,100   Zeneca Group PLC ........................   2,530,786
                                                          ----------
                                                          19,195,712
                                                          ----------
COMMUNICATIONS 3.6%
Cellular Telephone 0.1%
      13,533   360 Communications Co.* .................     323,100
                                                          ----------
Telephone/Communications 3.5%
      80,600   Alltel Corp. ............................   2,498,600
      51,200   GTE Corp. ...............................   2,246,400
      54,600   Hong Kong Telecommunications Ltd. (ADR) .   1,092,000
      40,400   Koninklijke PTT Nederland ...............   1,589,492
      17,600   NYNEX Corp. .............................     877,800
      47,700   Sprint Corp. ............................   1,812,600
      29,900   Tele Danmark A/S (ADR) ..................     773,663
      75,000   Telecom Corp. of New Zealand ............     337,169
                                                          ----------
                                                          11,227,724
                                                          ----------
FINANCIAL 10.7%
Banks 3.7%
      36,600   Bankers Trust New York Corp. ............   2,594,025
      34,000   Chemical Banking Corp. ..................   2,397,000
      54,900   CoreStates Financial Corp. ..............   2,326,388
      36,800   First Bank System Inc. ..................   2,194,200
      27,300   J.P. Morgan & Co., Inc. .................   2,265,900
                                                          ----------
                                                          11,777,513
                                                          ----------
Insurance 2.1%
      25,029   Allstate Corp. ..........................   1,054,347

     The accompanying notes are an integral part of the financial statements

                                                                  Market
Shares                                                           Value ($)
--------------------------------------------------------------------------
     25,800   EXEL, Ltd. .....................................   1,780,200
     17,400   Hartford Steam Boiler Inspection & Insurance Co.     880,875
      3,360   Highlands Insurance Group* .....................      66,360
     56,700   Lincoln National Corp. .........................   2,877,525
                                                                 ---------
                                                                 6,659,307
                                                                 ---------
Other Financial Companies 2.0%
     69,500   Federal National Mortgage Association ..........   2,215,313
     53,800   Student Loan Marketing Association .............   4,115,700
                                                                 ---------
                                                                 6,331,013
                                                                 ---------
Real Estate 2.9%
     65,000   DeBartolo Realty Corp. (REIT) ..................     975,000
     11,400   Developers Diversified Realty Corp. (REIT) .....     334,875
     31,872   HGI Realty, Inc. (REIT) ........................     673,296
     57,000   Health Care Property Investment Inc. (REIT) ....   1,795,500
     61,700   Meditrust SBI (REIT) ...........................   2,090,088
    101,600   Nationwide Health Properties Inc. (REIT) .......   2,133,600
     26,000   Omega Healthcare Investors (REIT) ..............     744,250
     32,200   Security Capital Industrial Trust (REIT) .......     563,500
                                                                 ---------
                                                                 9,310,109
                                                                 ---------
MEDIA 0.2%
Print Media
     17,200   Reader's Digest Association Inc. "A" ...........     812,700
                                                                 ---------
SERVICE INDUSTRIES 1.3%
Miscellaneous Consumer Services 0.8%
     70,100   H & R Block Inc. ...............................   2,532,363
                                                                 ---------
Printing/Publishing 0.5%
     28,100   Deluxe Corp. ...................................     881,638
     11,800   Dun & Bradstreet Corp. .........................     715,375
                                                                 ---------
                                                                 1,597,013
                                                                 ---------
DURABLES 4.3%
Aerospace 2.9%
     25,700   AAR Corp. ......................................     523,638
     32,672   Lockheed Martin Corp. ..........................   2,478,988
     47,900   Rockwell International Corp. ...................   2,820,113
     31,400   United Technologies Corp. ......................   3,524,650
                                                                 ---------
                                                                 9,347,389
                                                                 ---------
Automobiles 1.4%
     33,800   Dana Corp. .....................................   1,128,075
     15,000   Eaton Corp. ....................................     903,750
     55,700   Ford Motor Co. .................................   1,914,688
      9,400   Genuine Parts Co. ..............................     423,000
                                                                 ---------
                                                                 4,369,513
                                                                 ---------
Construction/Agricultural Equipment 0.0%
      1,900   PACCAR, Inc. ...................................      92,625
                                                                 ---------
MANUFACTURING 8.3%
Chemicals 2.1%
     19,300   Dow Chemical Co. ...............................   1,676,688
     36,200   E.I. du Pont de Nemours & Co. ..................   3,004,600
      7,000   Lubrizol Corp. .................................     206,500
     55,400   Lyondell Petrochemical Co. .....................   1,689,700
                                                                 ---------
                                                                 6,577,488
                                                                 ---------
Containers & Paper 0.4%
     30,200   Stone Container Corp. ..........................     422,800

     The accompanying notes are an integral part of the financial statements

 AARP BALANCED STOCK AND BOND FUND

                                                              Market
Shares                                                       Value ($)
----------------------------------------------------------------------
      26,100   Westvaco Corp. ...........................      766,688
                                                            ----------
                                                             1,189,488
                                                            ----------
Diversified Manufacturing 2.2%
      56,100   Dresser Industries Inc. ..................    1,711,050
      15,200   Olin Corp. ...............................    1,322,400
      46,200   TRW Inc. .................................    4,117,575
                                                            ----------
                                                             7,151,025
                                                            ----------
Electrical Products 0.7%
      17,300   Philips NV (New York shares) .............      629,288
      21,600   Thomas & Betts Corp. .....................    1,620,000
                                                            ----------
                                                             2,249,288
                                                            ----------
Industrial Specialty 0.2%
      16,100   Corning Inc. .............................      563,500
                                                            ----------
Machinery/Components/Controls 0.2%
      10,400   Timken Co. ...............................      479,700
                                                            ----------
Office Equipment/Supplies 1.4%
      36,000   Xerox Corp. ..............................    4,518,000
                                                            ----------
Specialty Chemicals 1.0%
      41,900   Betz Laboratories Inc. ...................    1,948,350
      38,700   Witco Corp. ..............................    1,364,175
                                                            ----------
                                                             3,312,525
                                                            ----------
Wholesale Distributors 0.1%
       4,700   Alco Standard Corp. (b) ..................      446,500
                                                            ----------
ENERGY 4.5%
Oil Companies 4.3%
      15,000   Exxon Corp. ..............................    1,224,375
      41,800   Murphy Oil Corp. .........................    1,792,175
      29,200   Pennzoil Co. .............................    1,160,700
      30,500   Repsol SA (ADR) ..........................    1,139,938
      13,800   Royal Dutch Petroleum Co. (New York shares)   1,949,250
      47,281   Societe Nationale Elf Aquitaine (ADR) ....    1,601,644
      15,700   Texaco Inc. ..............................    1,350,200
      49,490   Total SA (ADR) ...........................    1,682,660
      95,200   YPF S.A. "D" (ADR) .......................    1,915,900
                                                            ----------
                                                            13,816,842
                                                            ----------
Oilfield Services/Equipment 0.2%
       8,700   Halliburton Co. ..........................      494,813
                                                            ----------
METALS & MINERALS 1.1%
Steel & Metals
      64,800   Freeport McMoRan Copper & Gold, Inc. "A" .    1,992,600
     101,500   Oregon Steel Mills Inc. ..................    1,433,688
                                                            ----------
                                                             3,426,288
                                                            ----------
CONSTRUCTION 0.7%
Forest Products
      23,200   Georgia Pacific Corp. ....................    1,609,500
      15,300   Weyerhaeuser Co. .........................      705,713
                                                            ----------
                                                             2,315,213
                                                            ----------
TRANSPORTATION 0.3%
Railroads
      59,100   Canadian National Railway Co. ............    1,019,475
                                                            ----------
UTILITIES 1.9%
Electric Utilities
      25,200   CINergy Corp. ............................      756,000

     The accompanying notes are an integral part of the financial statements

                                                                 Market
Shares                                                          Value ($)
-------------------------------------------------------------------------
     20,700   CMS Energy Corp. ..........................         610,650
     42,500   National Power PLC (ADR) ..................         871,250
     26,100   PacifiCorp ................................         544,838
      9,800   Pacific Gas & Electric Co. ................         221,725
     44,400   PowerGen PLC (ADR) ........................       1,065,600
     30,900   Southern Company ..........................         737,738
     10,500   Texas Utilities Co., Inc. .................         434,438
     35,100   Unicom Corp. ..............................         947,700
                                                              -----------
                                                                6,189,939
                                                              -----------
              TOTAL COMMON STOCKS (COST $134,812,021) ...     166,110,798
                                                              -----------
                                                    % OF NET
SUMMARY                                              ASSETS
              TOTAL INVESTMENT PORTFOLIO
                (COST $292,168,640) (a) ..........   101.5    324,208,868
              OTHER ASSETS AND LIABILITIES, NET ..    (1.5)    (4,873,568)
                                                     -----    -----------
              NET ASSETS..........................   100.0    319,335,300
                                                     =====    ===========

REIT   Real Estate Investment Trust

   *   Nonincome producing security.

  **   Effective maturities will be shorter due to amortization and prepayments.

 ***   Yield; bond equivalent yield to maturity; not a coupon rate.

(a) At March 31, 1996, the net unrealized appreciation on investments based on cost for federal income tax purposes of $292,302,744 was as follows:

       Aggregate gross unrealized appreciation for all
       investments in which there is an excess of value over
       tax cost ......................................        $34,816,838

       Aggregate gross unrealized depreciation for all
       investments in which there is an excess of tax cost
       over value ......................................       (2,910,714)
                                                              -----------

       Net unrealized appreciation ........................   $31,906,124
                                                              ===========

(b) Security valued in good faith by the Valuation Committee of the Board of Trustees amounted to $446,500 (0.14% of net assets). The cost of this security at March 31, 1996 was $363,663.

       For the six months ended March 31, 1996, purchases and sales of investment securities (excluding short-term investments) aggregated $55,166,965 and $28,972,951, respectively. Purchases and sales of U.S. Government obligations and U.S. Government Agencies aggregated $42,069,174 and $18,428,081, respectively.

       The aggregate face value of future contracts closed during the six months ended March 31, 1996 was $3,641,641.

       Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

     The accompanying notes are an integral part of the financial statements

 AARP GROWTH AND INCOME FUND

LIST OF INVESTMENTS AS OF MARCH 31, 1996 (Unaudited)

Principal                                                                     Market
Amount ($)                                                                   Value ($)
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 1.2%
        45,076,000  Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 3/29/96 at 5.35% to be repurchased at
                      $45,096,096 on 4/1/96, collateralized by a
                      $38,098,000 U.S. Treasury Note, 8.5%, 2/15/20 (COST
                      $45,076,000) .......................................   45,076,000
                                                                             ----------
COMMERCIAL PAPER 2.6%
        20,000,000  American Express Credit Corp., 5.22%, 8/28/96 ........   19,567,500
        30,000,000  American Telephone & Telegraph Co., 5.24%, 7/24/96 ...   29,502,625
        15,000,000  Associates Corp. of North America, 5.67%, 4/16/96 ....   14,964,533
        10,000,000  Corporate Asset Funding Co., Inc., 5.37%, 5/14/96 ....    9,935,833
        20,000,000  Ford Motor Credit Co., 5.31%, 6/6/96 .................   19,805,328
                                                                             ----------
        TOTAL COMMERCIAL PAPER (COST $93,815,822) ........................   93,775,819
                                                                             ----------
FOREIGN BONDS - NON-U.S. DENOMINATED 0.1%
GBP      2,500,000  National Power PLC, 6.25%, 9/23/08 (COST $4,425,505) .    4,149,627
                                                                             ----------
CORPORATE BONDS 0.2%
FINANCIAL
         4,500,000  Siemens Capital Corp. with warrants, 8%, 6/24/02
                      (COST $5,885,818) ..................................    6,277,500
                                                                             ----------
CONVERTIBLE BONDS 2.6%
CONSUMER DISCRETIONARY 0.1%
Department & Chain Stores
         4,000,000  Federated Department Stores, Inc., debenture,
                      5%, 10/1/03 ........................................    4,460,000
                                                                             ----------
HEALTH 0.2%
Pharmaceuticals
         6,260,000  Sandoz Capital BVI Ltd., 2%, 10/6/02 .................    6,948,600
                                                                             ----------
COMMUNICATIONS 0.0%
Telephone/Communications
         1,000,000  Compania de Telefonos de Chile, S.A., 4.5%, 1/15/03 ..    1,110,000
                                                                             ----------
FINANCIAL 0.7%
Banks 0.5%
        17,290,000  MBL International Finance Bermuda, 3%, 11/30/02 ......   19,062,225
                                                                             ----------
Other Financial Companies 0.2%
         5,200,000  First Financial Management Corp., 5%, 12/15/99 .......    8,796,840
                                                                             ----------
SERVICE INDUSTRIES 0.4%
Miscellaneous Commercial Services
        25,000,000  ADT Operations Inc., Zero Coupon, Liquid Yield Option
                      Note, 7/6/10 .......................................   13,062,500
                                                                             ----------
DURABLES 0.0%
Automobiles
         1,500,000  Magna International, Inc., 5%, 10/15/02 ..............    1,552,500
                                                                             ----------
MANUFACTURING 0.2%
Diversified Manufacturing
         5,000,000  Thermo Electron Corp., 4.25%, 1/1/03 .................    6,050,000
                                                                             ----------

     The accompanying notes are an integral part of the financial statements

Principal                                                              Market
Amount ($)                                                            Value ($)
--------------------------------------------------------------------------------
  TECHNOLOGY 0.4%
  Computer Software 0.2%
    8,710,000   Softkey International, Inc., 5.5%, 11/1/00 ........    6,968,000
                                                                      ----------
  Electronic Data Processing 0.1%
    8,000,000   Silicon Graphics Inc., 11/5/13 ....................    4,080,000
                                                                      ----------
  Precision Instruments 0.1%
    1,000,000   Thermo Instruments Systems Inc., 6.625%, 8/15/01 ..    3,200,000
                                                                      ----------
  CONSTRUCTION 0.2%
  Homebuilding
   10,670,000   Empresa ICA Sociedad Controladora S.A., 5%, 3/15/04    6,375,325
                                                                      ----------
  TRANSPORTATION 0.4%
  Airlines
   13,500,000   Delta Air Lines, Inc., 3.23%, 6/15/03 .............   13,871,250
                                                                      ----------
                TOTAL CONVERTIBLE BONDS (COST $85,121,323) ........   95,537,240
                                                                      ----------
  CONVERTIBLE PREFERRED STOCKS 2.7%
  Shares
  -----------
  HEALTH 0.8%
  Health Industry Services 0.8%
    1,091,200   FHP International Corp., "A", Cum. $1.25 ..........   30,553,600
                                                                      ----------
  Medical Supply & Specialty 0.0%
       25,000   US Surgical Corp. "A" .............................      815,625
                                                                      ----------
  FINANCIAL 0.2%
  Consumer Finance
      129,000   Advanta Corp. 6.75% ...............................    5,998,500
                                                                      ----------
  SERVICE INDUSTRIES 0.2%
  Miscellaneous Commercial Services
    7,036,000   Jardine Strategic Holdings Ltd., 7.5%, 5/7/2049 ...    7,809,960
                                                                      ----------
  MANUFACTURING 0.7%
  Containers & Paper 0.1%
       61,900   Boise Cascade Corp. "G", Cum $1.58 ................    2,135,550
       50,200   International Paper Co. 5.25% .....................    2,321,750
                                                                      ----------
                                                                       4,457,300
                                                                      ----------
  Industrial Specialty 0.3%
      652,400   Cooper Industries, Inc. 6% ........................   10,519,950
                                                                      ----------
  Wholesale Distributors 0.3%
      102,800   Alco Standard Corp. 6.50% (b) .....................    9,766,000
                                                                      ----------
  TECHNOLOGY 0.1%
  Electronic Data Processing
       50,000   Ceridian Corp. 5.5% ...............................    4,825,000
                                                                      ----------
  ENERGY 0.3%
  Oil & Gas Production
      215,300   Parker & Parsley Capital Corp. ....................   10,603,525
                                                                      ----------
  METALS & MINERALS 0.4%
  Precious Metals
      500,000   Freeport McMoRan Copper & Gold, Inc., Cum. $1.25 ..   14,000,000
                                                                      ----------
                TOTAL CONVERTIBLE PREFERRED STOCKS
                  (COST $86,215,116) ..............................   99,349,460
                                                                      ----------

     The accompanying notes are an integral part of the financial statements

 AARP GROWTH AND INCOME FUND

                                                                    Market
Shares                                                             Value ($)
-----------------------------------------------------------------------------
PREFERRED STOCKS 0.2%

COMMUNICATIONS 0.0%
Telephone/Communications
       37,100   Philippine Long Distance Telephone Co. .......      1,919,925
                                                                  -----------
FINANCIAL 0.2%
Real Estate
      302,400   Security Capital Industrial Trust "B" ........      7,106,400
                                                                  -----------
                TOTAL PREFERRED STOCKS (COST $9,423,310) .....      9,026,325
                                                                  -----------
COMMON STOCKS 89.9%
CONSUMER DISCRETIONARY 4.3%
Department & Chain Stores 3.8%
      880,200   J.C. Penney Co., Inc. ........................     43,789,950
      126,600   May Department Stores ........................      6,108,450
      426,800   Melville Corp. ...............................     15,311,450
    1,165,100   Rite Aid Corp. ...............................     35,972,463
      812,900   Sears, Roebuck & Co. .........................     39,628,875
                                                                  -----------
                                                                  140,811,188
                                                                  -----------
Specialty Retail 0.5%
      919,700   Intimate Brands, Inc. ........................     17,819,188
                                                                  -----------
CONSUMER STAPLES 9.0%
Alcohol & Tobacco 1.2%
      631,300   Anheuser Busch Companies, Inc. ...............     42,533,837
                                                                  -----------
Consumer Specialties 0.1%
      320,900   A.T. Cross Co. "A" ...........................      5,054,175
                                                                  -----------
Food & Beverage 3.4%
       25,252   Earthgrains Co. ..............................        754,404
      598,400   General Mills, Inc. ..........................     34,931,600
    1,683,900   H.J. Heinz Co. ...............................     55,779,188
    1,039,700   Quaker Oats Co. ..............................     34,699,988
                                                                  -----------
                                                                  126,165,180
                                                                  -----------
Package Goods/Cosmetics 4.3%
      419,000   Avon Products Inc. ...........................     35,929,250
      402,100   Clorox Co. ...................................     34,630,862
      136,500   Colgate-Palmolive Co. ........................     10,629,938
      701,300   Kimberly-Clark Corp. .........................     52,246,850
      480,800   Tambrands Inc. ...............................     22,477,400
                                                                  -----------
                                                                  155,914,300
                                                                  -----------
HEALTH 10.9%
Health Industry Services 0.3%
      221,900   U.S. HealthCare, Inc. ........................     10,179,663
                                                                  -----------
Medical Supply & Specialty 1.3%
    1,224,800   Bausch & Lomb, Inc. ..........................     45,317,600
                                                                  -----------
Pharmaceuticals 9.3%
      386,400   American Home Products Corp. .................     41,876,100
    1,166,300   Baxter International Inc. ....................     52,775,075
      464,300   Bristol-Myers Squibb Co. .....................     39,755,686
      670,600   Eli Lilly & Co. ..............................     43,589,000
      905,500   Schering-Plough Corp. ........................     52,632,188
      661,300   SmithKline Beecham PLC (ADR) .................     34,056,950

     The accompanying notes are an integral part of the financial statements

                                                                    Market
Shares                                                             Value ($)
-----------------------------------------------------------------------------
      463,300   Warner-Lambert Co. ............................    47,835,725
    1,446,900   Zeneca Group PLC ..............................    29,990,126
          300   Zeneca Group PLC (ADR) ........................        19,125
                                                                  -----------
                                                                  342,529,975
                                                                  -----------
COMMUNICATIONS 6.4%
Cellular Telephone 0.2%
      275,400   360 Communications Co. ........................     6,575,175
                                                                  -----------
Telephone/Communications 6.2%
    1,465,300   Alltel Corp. ..................................    45,424,300
    1,068,500   GTE Corp. .....................................    46,880,438
    1,170,500   Hong Kong Telecommunications Ltd. (ADR) .......    23,410,000
      862,000   Koninklijke PTT Nederland .....................    33,914,412
      363,800   NYNEX Corp. ...................................    18,144,525
      880,200   Sprint Corp. ..................................    33,447,600
      802,100   Tele Danmark A/S (ADR) ........................    20,754,338
    1,565,390   Telecom Corp. of New Zealand ..................     7,037,354
                                                                  -----------
                                                                  229,012,967
                                                                  -----------
FINANCIAL 17.9%
Banks 7.8%
      286,000   AmSouth Bancorp. ..............................    11,118,250
      590,000   Argentaria Corporacion Bancaria de Espana .....    24,956,693
      804,600   Bankers Trust New York Corp. ..................    57,026,025
      649,200   Chemical Banking Corp. ........................    45,768,600
      983,800   CoreStates Financial Corp. ....................    41,688,525
      807,200   First Bank System Inc. ........................    48,129,300
      574,800   J.P. Morgan & Co., Inc. .......................    47,708,400
      128,500   Nordbanken AB* ................................     2,121,840
      295,300   Wilmington Trust Corp. ........................     9,523,425
                                                                  -----------
                                                                  288,041,058
                                                                  -----------
Insurance 3.5%
      477,423   Allstate Corp. ................................    20,111,446
      489,550   EXEL, Ltd. ....................................    33,778,950
      306,600   Hartford Steam Boiler Inspection & Insurance Co.   15,521,625
       71,770   Highlands Insurance Group .....................     1,417,458
    1,110,200   Lincoln National Corp. ........................    56,342,650
                                                                  -----------
                                                                  127,172,129
                                                                  -----------
Other Financial Companies 3.6%
    1,463,900   Federal National Mortgage Association .........    46,661,813
    1,107,700   Student Loan Marketing Association ............    84,739,050
                                                                  -----------
                                                                  131,400,863
                                                                  -----------
Real Estate 3.0%
      245,800   Avalon Properties, Inc. (REIT) ................     5,284,700
      386,200   Camden Property Trust (REIT) ..................     8,930,875
       88,500   Charles E. Smith Residential Realty, Inc. (REIT)    2,101,875
      235,000   Developers Diversified Realty Corp. (REIT) ....     6,903,125
       28,000   Equity Residential Properties Trust (REIT) ....       875,000
      836,100   General Growth Properties, Inc. (REIT) ........    19,648,350
      409,800   Health Care Property Investment Inc. (REIT) ...    12,908,700
       31,100   Mark Centers Trust (REIT) .....................       338,213
      457,900   Meditrust SBI (REIT) ..........................    15,511,363
      680,800   Nationwide Health Properties Inc. (REIT) ......    14,296,800
       71,200   Post Properties Inc. (REIT) ...................     2,314,000
      398,500   Security Capital Industrial Trust (REIT) ......     6,973,750
      451,200   South West Property Trust Inc. (REIT) .........     6,034,800

     The accompanying notes are an integral part of the financial statements

 AARP GROWTH AND INCOME FUND



                                                              Market
Shares                                                       Value ($)
----------------------------------------------------------------------
      150,000   Spieker Properties, Inc. (REIT) .........     3,806,250
      102,100   Vornado Realty Trust (REIT) .............     3,879,800
                                                            -----------
                                                            109,807,601
                                                            -----------
MEDIA 0.5%
Print Media
      336,400   Reader's Digest Association Inc. "A" ....    15,894,900
                                                            -----------
SERVICE INDUSTRIES 2.4%
Miscellaneous Consumer Services 1.5%
    1,531,000   H & R Block Inc. ........................    55,307,375
                                                            -----------
Printing/Publishing 0.9%
      579,600   Deluxe Corp. ............................    18,184,950
      242,200   Dun & Bradstreet Corp. ..................    14,683,375
                                                            -----------
                                                             32,868,325
                                                            -----------
DURABLES 7.5%
Aerospace 4.9%
      459,600   AAR Corp. ...............................     9,364,349
      604,700   Lockheed Martin Corp. ...................    45,881,613
      934,300   Rockwell International Corp. ............    55,006,913
      638,200   United Technologies Corp. ...............    71,637,950
                                                            -----------
                                                            181,890,825
                                                            -----------
Automobiles 2.5%
      706,800   Dana Corp. ..............................    23,589,450
      322,000   Eaton Corp. .............................    19,400,500
    1,145,700   Ford Motor Co. ..........................    39,383,438
      206,000   Genuine Parts Co. .......................     9,270,000
                                                            -----------
                                                             91,643,388
                                                            -----------
Construction/Agricultural Equipment 0.1%
       59,200   PACCAR, Inc. ............................     2,886,000
                                                            -----------
MANUFACTURING 16.0%
Chemicals 4.0%
      518,300   Dow Chemical Co. ........................    45,027,313
      730,400   E.I. du Pont de Nemours & Co. ...........    60,623,200
      160,000   Lubrizol Corp. ..........................     4,720,000
    1,211,000   Lyondell Petrochemical Co. ..............    36,935,500
                                                            -----------
                                                            147,306,013
                                                            -----------
Containers & Paper 0.7%
      842,400   Stone Container Corp. ...................    11,793,600
      565,100   Westvaco Corp. ..........................    16,599,813
                                                            -----------
                                                             28,393,413
                                                            -----------
Diversified Manufacturing 3.9%
    1,232,300   Dresser Industries Inc. .................    37,585,150
      292,900   Olin Corp. ..............................    25,482,300
      887,300   TRW Inc. ................................    79,080,613
                                                            -----------
                                                            142,148,063
                                                            -----------
Electrical Products 1.3%
      209,000   Philips Electronics N.V. ................     7,602,990
      313,700   Philips NV (New York shares) ............    11,410,838
      377,100   Thomas & Betts Corp. ....................    28,282,500
                                                            -----------
                                                             47,296,328
                                                            -----------
Industrial Specialty 0.5%
      525,600   Corning Inc. ............................    18,396,000
                                                            -----------
Machinery/Components/Controls 0.8%
      925,000   S.K.F. AB "B" (Free) ....................    20,388,302

     The accompanying notes are an integral part of the financial statements

                                                               Market
Shares                                                        Value ($)
------------------------------------------------------------------------
      214,500   Timken Co. ...............................     9,893,813
                                                             -----------
                                                              30,282,115
                                                             -----------
Office Equipment/Supplies 2.5%
      730,700   Xerox Corp. ..............................    91,702,850
                                                             -----------
Specialty Chemicals 2.3%
      204,800   ARCO Chemical Co. ........................    10,624,000
      709,000   Betz Laboratories Inc. ...................    32,968,500
      306,400   Petrolite Corp. ..........................     9,268,600
      849,200   Witco Corp. ..............................    29,934,300
                                                             -----------
                                                              82,795,400
                                                             -----------
ENERGY 7.8%
Oil Companies 7.5%
      309,500   Exxon Corp. ..............................    25,262,938
      395,300   Murphy Oil Corp. .........................    16,948,488
      564,500   Pennzoil Co. .............................    22,438,875
      545,900   Repsol SA (ADR) ..........................    20,403,013
      264,700   Royal Dutch Petroleum Co. (New York shares)   37,388,875
      488,800   Societe Nationale Elf Aquitaine ..........    33,136,516
      305,100   Texaco Inc. ..............................    26,238,600
      544,061   Total SA "B" .............................    36,720,742
      554,825   Total SA (ADR) ...........................    18,864,050
    1,941,300   YPF S.A. "D" (ADR) .......................    39,068,663
                                                             -----------
                                                             276,470,760
                                                             -----------
Oilfield Services/Equipment 0.3%
      189,700   Halliburton Co. ..........................    10,789,188
                                                             -----------
METALS & MINERALS 0.8%
Precious Metals 0.3%
      405,000   De Beers Consolidated Mines Ltd. (ADR) ...    12,757,500
                                                             -----------
Steel & Metals 0.5%
      579,010   Freeport McMoRan Copper & Gold, Inc. "A" .    17,804,558
                                                             -----------
CONSTRUCTION 1.4%
Forest Products
      509,600   Georgia Pacific Corp. ....................    35,353,500
      353,000   Weyerhaeuser Co. .........................    16,282,125
                                                             -----------
                                                              51,635,625
                                                             -----------
TRANSPORTATION 1.2%
Railroads
    1,200,900   Canadian National Railway Co. ............    20,715,525
      141,100   Norfolk Southern Corp. ...................    11,993,500
      165,600   Union Pacific Corp. ......................    11,364,300
                                                             -----------
                                                              44,073,325
                                                             -----------
UTILITIES 3.8%
Electric Utilities
      519,300   CINergy Corp. ............................    15,579,000
      261,200   CMS Energy Corp. .........................     7,705,400
    1,468,800   China Light & Power Co., Ltd. (ADR) ......     6,653,662
      250,000   National Power PLC (ADR) .................     5,125,000
      553,600   PacifiCorp ...............................    11,556,400
      237,800   Pacific Gas & Electric Co. ...............     5,380,225
    3,256,000   PowerGen PLC .............................    19,480,964
      942,503   PowerGen PLC (ADR) .......................    22,620,072
      636,400   Southern Company .........................    15,194,050

     The accompanying notes are an integral part of the financial statements

 AARP GROWTH AND INCOME FUND



                                                                           Market
Shares                                                                    Value ($)
------------------------------------------------------------------------------------
      224,600   Texas Utilities Co., Inc. ...................              9,292,824
      723,900   Unicom Corp. ................................             19,545,300
                                                                       -------------
                                                                         138,132,897
                                                                       -------------
                TOTAL COMMON STOCKS (COST $2,491,658,519)....          3,298,809,747
                                                                       -------------

                                                            % OF NET
SUMMARY                                                      ASSETS
                TOTAL INVESTMENT PORTFOLIO
                  (COST $2,821,621,413) (a).................   99.5    3,652,001,718
                OTHER ASSETS AND LIABILITIES, NET...........    0.5       16,649,957
                                                              -----    -------------
                NET ASSETS..................................  100.0    3,668,651,675
                                                              =====    =============

REIT   Real Estate Investment Trust

*      Nonincome producing security.

(a) At March 31, 1996, the net unrealized appreciation on investments based on cost for federal income tax purposes of $2,819,638,846 was as follows:

       Aggregate gross unrealized appreciation for all
       investments in which there is an excess of value over
       tax cost..................................................       $854,718,471

       Aggregate gross unrealized depreciation for all
       investments in which there is an excess of tax cost
       over value................................................        (22,355,599)
                                                                        ------------
       Net unrealized appreciation...............................       $832,362,872
                                                                        ============

(b) Security valued in good faith by the Valuation Committee of the Board of Trustees amounted to $9,766,000 (0.27% of net assets). The cost of this security at March 31, 1996 was $7,954,150.

       Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 1996, aggregated $691,052,550 and $481,803,581 respectively.

       Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

     The accompanying notes are an integral part of the financial statements

 AARP GLOBAL GROWTH FUND

LIST OF INVESTMENTS AS OF MARCH 31, 1996 (Unaudited)

Principal                                                                         Market
Amount ($)                                                                       Value ($)
------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 6.8%

  1,913,000   Repurchase Agreement with Donaldson, Lufkin & Jenrette dated
                3/29/96 at 5.35% to be repurchased at $1,913,853 on 4/1/96, collateralized by a $1,902,000 U.S. Treasury Note, 6.25%,
                1/31/97 (COST $1,913,000) ......................................  1,913,000
                                                                                  ---------
COMMERCIAL PAPER 10.5%

    750,000   E.I. duPont de Nemours & Co., 5.25%, 5/16/96 .....................    744,969
  1,000,000   Ford Motor Credit Co., 5.34%, 4/25/96 ............................    996,306
    700,000   General Electric Capital Corp., 5.1%, 5/29/96 ....................    693,977
    500,000   Prudential Funding Corp., 5.46%, 4/3/96 ..........................    499,778
                                                                                  ---------
              TOTAL COMMERCIAL PAPER (COST $2,935,614) .........................  2,935,030
                                                                                  ---------
FIXED TIME DEPOSITS 2.7%

    750,000   American Express Credit Corp., 5.06%, 7/30/96 (COST $750,000).....    749,669
                                                                                  ---------

CONVERTIBLE BONDS 0.0%

     13,000   Ashanti Capital Corp., 5.5%, 3/15/03 (COST $13,000) ..............     13,390
                                                                                  ---------
PREFERRED STOCKS 3.0%

Shares
------
GERMANY
     17,322   RWE AG (Producer and marketer of petroleum and chemical
              products) ........................................................    523,878
      2,125   SAP AG (Computer software manufacturer) ..........................    306,008
                                                                                  ---------
              TOTAL PREFERRED STOCKS (COST $831,199) ...........................    829,886
                                                                                  ---------

COMMON STOCKS 84.4%

AUSTRALIA 1.7%
      3,400   Ampol Exploration Ltd.* (Oil and gas exploration company) ........     11,425
    271,698   Foster's Brewing Group, Ltd. (Leading brewery) ...................    469,224
                                                                                  ---------
                                                                                    480,649
                                                                                  ---------
BERMUDA 0.5%
      3,450   Mid Ocean Limited (Property and casualty insurance company) ......    133,256
                                                                                  ---------
BRAZIL 2.3%
     36,900   Aracruz Celulose S.A. (ADR) (Producer of eucalyptus kraft
              pulp) ............................................................    295,200
  1,275,000   Centrais Eletricas Brasileiras S/A "B" (Electric utility).........    332,996
    771,000   Companhia Energetica de Minas Gerais (Electric power utility) ....     21,619
                                                                                  ---------
                                                                                    649,815
                                                                                  ---------
CANADA 4.8%
     14,960   Barrick Gold Corp. (Gold exploration and production in
              North and South America) .........................................    455,412
     21,610   Canadian Pacific Ltd. (Ord.) (Transportation and natural
              resource conglomerate) ...........................................    429,981
     15,620   Placer Dome Inc. (Gold, silver and copper mining company) ........    446,859
                                                                                  ---------
                                                                                  1,332,252
                                                                                  ---------
FRANCE 0.6%
      1,825   Alcatel Alsthom (Manufacturer of transportation, telecommunication
              and energy equipment) ............................................    169,150
                                                                                  ---------

     The accompanying notes are an integral part of the financial statements

 AARP GLOBAL GROWTH FUND


                                                                                   Market
Shares                                                                            Value ($)
-------------------------------------------------------------------------------------------
GERMANY 13.3%
      1,410   Bayer AG (Leading chemical producer) ...........................      480,299
     14,215   Bayerische Vereinsbank Girozentrale (Commercial bank) ..........      436,170
        938   Daimler-Benz AG (Automobile and truck manufacturer) ............      510,187
      1,410   Hoechst AG (Chemical producer) .................................      499,495
      1,189   Mannesmann AG (Bearer) (Diversified construction and technology
                company) .....................................................      433,286
        263   Muenchener Rueckversicherungs AG (Insurance company) ...........      463,169
        745   Siemens AG (Bearer) (Manufacturer of electrical and electronic
                equipment) ...................................................      410,006
     10,016   VEBA AG (Electric utility, distributor of oil and chemicals) ...      486,773
                                                                                  ---------
                                                                                  3,719,385
                                                                                  ---------
GHANA 1.4%
     11,300   Ashanti Goldfields Co., Ltd. (ADS) (Leading gold producer) .....      282,500
      4,100   Ashanti Goldfields Co., Ltd. (GDS) .............................      102,500
                                                                                  ---------
                                                                                    385,000
                                                                                  ---------
HONG KONG 1.8%
     40,000   Hutchison Whampoa, Ltd. (Container terminal and real estate
                company) .....................................................      251,358
     69,000   Television Broadcasts, Ltd. (Television broadcasting) ..........      253,821
                                                                                  ---------
                                                                                    505,179
                                                                                  ---------
INDONESIA 0.1%
     38,500   Indah Kiat Pulp & Paper (Foreign registered) (Producer
                of pulp and paper) ...........................................       30,052
      1,000   Pabrik Kertas Tjiwi Kimia (Operator of pulp and paper factory)..          973
                                                                                  ---------
                                                                                     31,025
                                                                                  ---------
JAPAN 5.4%
     25,000   Canon Inc. (Leading producer of visual image and information
                equipment) ...................................................      476,858
     14,000   Hitachi Ltd. (General electronics manufacturer) ................      136,138
     28,000   Matsushita Electrical Industrial Co., Ltd. (Consumer electronic
                products manufacturer) .......................................      455,540
      1,000   Nichiei Co., Ltd. (Finance company for small- and medium-sized
                firms) .......................................................       66,854
     38,000   Sumitomo Metal Mining Co., Ltd. (Leading gold, nickel and
                copper mining company) .......................................      365,965
                                                                                  ---------
                                                                                  1,501,355
                                                                                  ---------
KOREA 0.6%
      3,900   Korea Electric Power Corp. (ADR) (Electric utility) ............       89,700
      5,250   Korea Express Co., Ltd. (EDR) (General freight transport
                company) .....................................................       90,563
                                                                                  ---------
                                                                                    180,263
                                                                                  ---------
NETHERLANDS 5.4%
     11,239   AEGON Insurance Group NV (Insurance company) ...................      530,623
      7,273   Internationale-Nederlanden Groep CVA (Banking and insurance
                holding company) .............................................      528,273
      3,163   Royal Dutch Petroleum Co. (Majority shareholder of Royal
                Dutch/Shell Group of companies, involved in all phases of the
                petroleum industry) ..........................................      448,001
         54   Royal Dutch Petroleum Co. (New York shares) ....................        7,628
                                                                                  ---------
                                                                                  1,514,525
                                                                                  ---------
NEW ZEALAND 0.6%
     37,400   Telecom Corp. of New Zealand (Telecommunication services) ......      168,135
                                                                                  ---------
SWEDEN 4.4%
     10,445   Astra AB "A" (Free) (Pharmaceutical company) ...................      483,077
     18,815   S.K.F. AB "B" (Free) (Manufacturer of roller bearings) .........      414,709
     15,522   Skandia Foersaekrings AB (Free) (Financial conglomerate) .......      342,127
                                                                                  ---------
                                                                                  1,239,913
                                                                                  ---------
SWITZERLAND 6.9%
        260   Ciba-Geigy AG (Bearer) (Pharmaceutical company) ................      322,486
        545   Micronas Semiconductor Holding AG* (Bearer) (Developer and
                producer of mixed-signal integrated circuits and systems) ....      390,464
        374   Nestle SA (Registered) (Food manufacturer) .....................      422,055

     The accompanying notes are an integral part of the financial statements

                                                                                      Market
Shares                                                                               Value ($)
----------------------------------------------------------------------------------------------
          2   Sandoz Ltd. AG (Bearer) (Pharmaceutical company) ..................        2,328
        102   Sandoz Ltd. AG (Registered) (Pharmaceutical company) ..............      119,652
        226   Swiss Reinsurance (Registered) (Life, accident and health insurance
                company) ........................................................      229,193
      1,539   Zurich Insurance Group (Registered) (Insurance company) ...........      442,598
                                                                                    ----------
                                                                                     1,928,776
                                                                                    ----------
UNITED KINGDOM 9.0%
     77,208   Carlton Communications PLC (Television post production
                products and services) ..........................................      536,184
     57,670   Grand Metropolitan PLC (Food and drink producer and retailer) .....      371,452
     68,715   Lonrho PLC (Widely diversified industrial holding company) ........      224,967
     55,455   PowerGen PLC (Electric utility) ...................................      451,560
     34,600   RTZ Corp. PLC (Mining and finance company) ........................      501,167
     41,221   Reuters Holdings PLC (International news agency) ..................      447,330
                                                                                    ----------
                                                                                     2,532,660
                                                                                    ----------
UNITED STATES 25.6%
      6,950   AT&T (Telecommunication services and business systems) ............      425,686
      5,960   EXEL, Ltd. (Provider of liability insurance) ......................      411,240
     11,610   Enron Corp. (Major natural gas pipeline system) ...................      428,119
     11,650   First Data Corp. (Credit-card processing services) ................      821,325
      1,700   General Re Corp. (Property and casualty reinsurance) ..............      247,775
     23,850   Homestake Mining Co. (Major international gold producer) ..........      462,094
      3,450   International Business Machines Corp. (Principal manufacturer
                and servicer of business and computing machines) ................      383,381
      5,100   J.P. Morgan & Co., Inc. (Commercial banking and financial
                services) .......................................................      423,300
     22,400   LaFarge Corp. (Leading cement producer) ...........................      422,800
     22,770   Louisiana-Pacific Corp. (Producer of lumber, plywood and
                pulp) ...........................................................      555,019
      5,510   MBIA Inc. (Insurer of municipal bonds) ............................      413,250
     11,300   National Semiconductor Corp.* (Manufacturer of integrated
                circuits and transistors) .......................................      156,788
      7,600   Newmont Mining Corp. (International gold exploration and
                mining company) .................................................      430,350
      3,800   Times Mirror Co. "A" (Newspaper publisher) ........................      149,625
      8,600   UNUM Corp. (Provider of disability, health and life insurance
                and group pension products) .....................................      511,700
     14,950   WMX Technologies Inc. (Solid and chemical waste management
                services) .......................................................      474,663
      3,650   Xerox Corp. (Leading manufacturer of copiers and duplicators) .....      458,075
                                                                                    ----------
                                                                                     7,175,190
                                                                                    ----------
              TOTAL COMMON STOCKS (COST $23,257,214) ............................   23,646,528
                                                                                    ==========

                                                                       % OF NET
SUMMARY                                                                 ASSETS
              TOTAL INVESTMENT PORTFOLIO (COST $29,700,027) (a) .....    107.4      30,087,503
              OTHER ASSETS AND LIABILITIES, NET .....................     (7.4)     (2,078,893)
                                                                         -----      ----------
              NET ASSETS ............................................    100.0      28,008,610
                                                                         =====      ==========

*      Nonincome producing security.

(a) At March 31, 1996, the net unrealized appreciation on investments based on cost for federal income tax purposes of $29,700,027 was as follows:

       Aggregate gross unrealized appreciation for all
       investments in which there is an excess of value over
       tax cost ...................................................    $ 603,012

       Aggregate gross unrealized depreciation for all
       investments in which there is an excess of tax cost
       over value .................................................     (215,536)
                                                                       ---------
       Net unrealized appreciation ................................    $ 387,476
                                                                       =========
       Purchases of investment securities, (excluding short-term investments) from February 1, 1996 through March 31, 1996, aggregated $24,101,413.

       Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

       Sector breakdown of the Fund's equity securities is noted on page 21.

     The accompanying notes are an integral part of the financial statements

 AARP CAPITAL GROWTH FUND

LIST OF INVESTMENTS AS OF MARCH 31, 1996 (Unaudited)

Principal                                                                          Market
Amount ($)                                                                        Value ($)
-------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 2.9%

        21,996,000  Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 3/29/96 at 5.35% to be repurchased at $22,005,807
                      on 4/1/96, collateralized by a $22,471,000 U.S.
                      Treasury Bill, 6/20/96 (COST $21,996,000) ..............   21,996,000
                                                                                 ----------

PREFERRED STOCKS 0.3%

Shares
------
TECHNOLOGY
Computer Software
      16,200   SAP AG (COST $2,524,657) ......................................    2,332,861
                                                                                 ----------

COMMON STOCKS 97.8%

CONSUMER DISCRETIONARY 8.4%
Department & Chain Stores 3.6%
     200,000   J.C. Penney Co., Inc. .........................................    9,950,000
     200,000   May Department Stores .........................................    9,650,000
     250,000   Walgreen Co. ..................................................    8,156,250
                                                                                 ----------
                                                                                 27,756,250
                                                                                 ----------
Hotels & Casinos 0.9%
     235,000   Grand Casinos Inc.* ...........................................    7,050,000
                                                                                 ----------
Restaurants 2.0%
     310,000   McDonald's Corp. ..............................................   14,880,000
                                                                                 ----------
Specialty Retail 1.9%
     346,800   Intimate Brands, Inc. .........................................    6,719,250
     300,000   Toys "R" Us Inc.* .............................................    8,100,000
                                                                                 ----------
                                                                                 14,819,250
                                                                                 ----------
CONSUMER STAPLES 4.9%
Food & Beverage 0.9%
     185,000   Albertson's Inc. ..............................................    6,868,125
                                                                                 ----------
Package Goods/Cosmetics 3.5%
     150,000   Clorox Co. ....................................................   12,918,750
     145,600   Estee Lauder Companies "A" ....................................    5,205,200
     100,000   Procter & Gamble Co. ..........................................    8,475,000
                                                                                 ----------
                                                                                 26,598,950
                                                                                 ----------
Textiles 0.5%
      87,500   Gucci Group* (New York Shares) ................................    4,200,000
                                                                                 ----------
HEALTH 14.2%
Health Industry Services 1.0%
     300,000   Bergen Brunswig Corp. "A" .....................................    7,837,500
                                                                                 ----------
Hospital Management 3.2%
     420,000   Columbia/HCA Healthcare Corp. .................................   24,255,000
                                                                                 ----------
Medical Supply & Specialty 3.0%
     179,000   Becton, Dickinson & Co. .......................................   14,655,625
     134,000   Medtronic Inc. ................................................    7,989,750
                                                                                 ----------
                                                                                 22,645,375
                                                                                 ----------
Pharmaceuticals 7.0%
     115,000   American Home Products Corp. ..................................   12,463,125
     315,000   Astra AB "B" (Free) ...........................................   14,474,481
      90,000   Johnson & Johnson .............................................    8,302,500

     The accompanying notes are an integral part of the financial statements

                                                         Market
Shares                                                  Value ($)
-----------------------------------------------------------------
     150,000   Merck & Co. Inc. .....................   9,337,500
     150,000   Schering-Plough Corp. ................   8,718,750
                                                       ----------
                                                       53,296,356
                                                       ----------
COMMUNICATIONS 0.8%
Telephone/Communications
     225,000   Tele Danmark A/S (ADR) ...............   5,821,875
                                                       ----------
FINANCIAL 15.5%
Banks 4.0%
     125,000   First Chicago NBD Corp. ..............   5,187,500
      80,000   J.P. Morgan & Co., Inc. ..............   6,640,000
     141,600   MBNA Corp. ...........................   4,194,900
     200,000   Norwest Corp. ........................   7,350,000
     160,000   Wachovia Corp. .......................   7,160,000
                                                       ----------
                                                       30,532,400
                                                       ----------
Insurance 6.4%
     180,000   American International Group, Inc. ...  16,852,500
      26,900   Chubb Corp. ..........................   2,525,238
     180,000   EXEL, Ltd. ...........................  12,420,000
      24,000   General Re Corp. .....................   3,498,000
     176,000   MBIA Inc. ............................  13,200,000
                                                       ----------
                                                       48,495,738
                                                       ----------
Other Financial Companies 5.1%
     330,000   American Express Credit Corp. ........  16,293,750
     720,000   Federal National Mortgage Association   22,950,000
                                                       ----------
                                                       39,243,750
                                                       ----------
MEDIA 2.8%
Broadcasting & Entertainment 2.3%
     280,000   Walt Disney Co. ......................  17,885,000
                                                       ----------
Print Media 0.5%
      56,000   Gannett Co., Inc. ....................   3,766,000
                                                       ----------
SERVICE INDUSTRIES 2.8%
Environmental Services 0.2%
     145,500   Destec Energy Inc.* ..................   1,800,563
                                                       ----------
Investment 2.6%
      75,000   Dean Witter, Discover & Co. ..........   4,293,750
     265,000   Franklin Resources Inc. ..............  15,105,000
                                                       ----------
                                                       19,398,750
                                                       ----------
DURABLES 4.8%
Aerospace 4.4%
     100,000   Lockheed Martin Corp. ................   7,587,500
     235,000   Rockwell International Corp. .........  13,835,625
     110,000   United Technologies Corp. ............  12,347,500
                                                       ----------
                                                       33,770,625
                                                       ----------
Telecommunications Equipment 0.4%
      95,000   DSC Communications Corp.* ............   2,565,000
                                                       ----------
MANUFACTURING 12.4%
Chemicals 2.8%
     140,000   E.I. du Pont de Nemours & Co. ........  11,620,000
      98,700   Praxair Inc. .........................   3,935,663
     100,000   Sigma-Aldrich Corp. ..................   5,725,000
                                                       ----------
                                                       21,280,663
                                                       ----------
Diversified Manufacturing 4.4%
     300,000   Canadian Pacific Ltd. ................   6,000,000
      95,000   General Electric Co. .................   7,398,125

     The accompanying notes are an integral part of the financial statements

 AARP CAPITAL GROWTH FUND


                                                               Market
Shares                                                        Value ($)
-----------------------------------------------------------------------
     120,000   TRW Inc. ..................................   10,695,000
     120,000   Textron, Inc. .............................    9,600,000
                                                             ----------
                                                             33,693,125
                                                             ----------
Electrical Products 2.7%
      60,000   ASEA AB (ADR) .............................    6,195,000
      83,000   Emerson Electric Co. ......................    6,702,250
     200,000   Philips NV (New York shares) ..............    7,275,000
                                                             ----------
                                                             20,172,250
                                                             ----------
Machinery/Components/Controls 2.5%
     200,000   Ingersoll-Rand Co. ........................    8,150,000
     297,000   Parker-Hannifin Group .....................   11,137,500
                                                             ----------
                                                             19,287,500
                                                             ----------
TECHNOLOGY 14.4%
Computer Software 0.1%
       9,700   Xylan Corp.* ..............................      504,400
                                                             ----------
Diverse Electronic Products 3.3%
     475,000   Applied Materials, Inc.* ..................   16,565,625
     140,000   General Motors Corp. "H" ..................    8,855,000
                                                             ----------
                                                             25,420,625
                                                             ----------
Electronic Components/Distributors 0.0%
          72   Samsung Electronics Co., Ltd. .............        8,468
          21   Samsung Electronics Co., Ltd. (New) .......        2,292
                                                             ----------
                                                                 10,760
                                                             ----------
Electronic Data Processing 4.6%
     150,000   Compaq Computer Corp.* ....................    5,793,750
     275,000   Hewlett-Packard Co. .......................   25,850,000
      35,000   International Business Machines Corp. .....    3,889,373
                                                             ----------
                                                             35,533,123
                                                             ----------
Office/Plant Automation 4.2%
     150,000   3Com Corp.* ...............................    5,981,250
     110,000   Cabletron Systems Inc.* ...................    7,287,500
     400,000   Cisco Systems, Inc.* ......................   18,550,000
                                                             ----------
                                                             31,818,750
                                                             ----------
Semiconductors 2.2%
     280,000   Atmel Corp.* ..............................    7,140,000
      82,900   Intel Corp. ...............................    4,714,938
      91,000   Texas Instruments Inc. ....................    4,629,625
                                                             ----------
                                                             16,484,563
                                                             ----------
ENERGY 9.2%
Engineering 1.0%
     110,000   Fluor Corp. ...............................    7,507,500
                                                             ----------
Oil Companies 7.2%
     175,000   Amoco Corp. ...............................   12,643,750
     135,000   Exxon Corp. ...............................   11,019,375
      70,000   Mobil Corp. ...............................    8,111,250
     204,800   Repsol SA (ADR) ...........................    7,654,400
     110,000   Royal Dutch Petroleum Co. (New York shares)   15,537,500
                                                             ----------
                                                             54,966,275
                                                             ----------
Oil/Gas Transmission 1.0%
     200,000   Enron Corp. ...............................    7,375,000
                                                             ----------
CONSTRUCTION 1.1%
Forest Products
     330,000   Louisiana-Pacific Corp. ...................    8,043,750
                                                             ----------

     The accompanying notes are an integral part of the financial statements

LIST OF INVESTMENTS AS OF MARCH 31, 1996 (Unaudited)

                                                                             Market
Shares                                                                      Value ($)
-------------------------------------------------------------------------------------
TRANSPORTATION 3.3%
Airlines 1.9%
     160,000   AMR Corp.* .............................................    14,320,000
                                                                          -----------
Railroads 1.4%
     100,000   Consolidated Rail Corp. ................................     7,162,500
      60,000   Wisconsin Central Transportation Co.* ..................     3,990,000
                                                                          -----------
                                                                           11,152,500
                                                                          -----------
UTILITIES 3.2%
Electric Utilities
     350,000   Eastern Utilities Association ..........................     7,525,000
     130,000   Houston Industries Inc. ................................     2,811,250
      60,000   Illinova Corp. .........................................     1,687,500
     150,000   NIPSCO Industries Inc. .................................     5,587,500
     285,000   PowerGen PLC (ADR)* ....................................     6,840,000
                                                                          -----------
                                                                           24,451,250
                                                                          -----------
               TOTAL COMMON STOCKS (COST $596,126,467).................   745,508,541
                                                                          -----------

                                                              % OF NET
SUMMARY                                                        ASSETS
        TOTAL INVESTMENT PORTFOLIO (COST $620,647,124)(a).....  101.0     769,837,402
        OTHER ASSETS AND LIABILITIES, NET.....................   (1.0)     (7,404,668)
                                                                -----     -----------
        NET ASSETS............................................  100.0     762,432,734
                                                                =====     ===========
-------------------------------------------------------------------------------------

*      Nonincome producing security.

(a) At March 31, 1996, the net unrealized appreciation on investments based on cost for federal income tax purposes of $620,647,124 was as follows:


       Aggregate gross unrealized appreciation for all
       investments in which there is an excess of value over
       tax cost ......................................................   $161,253,197
       Aggregate gross unrealized depreciation for all
       investments in which there is an excess of tax cost
       over value ....................................................    (12,062,919)
                                                                         ------------
       Net unrealized appreciation ...................................   $149,190,278
                                                                         ============
--------------------------------------------------------------------------------
       Purchases and sales of investment securities, (excluding short-term investments), for the six months ended March 31, 1996, aggregated
       $276,713,787 and $267,858,048, respectively.
--------------------------------------------------------------------------------

       Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

     The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES


                                                           AARP HIGH            AARP HIGH          AARP GNMA         AARP HIGH
                                                            QUALITY          QUALITY TAX FREE       AND U.S.          QUALITY
MARCH 31, 1996 (UNAUDITED)                                 MONEY FUND          MONEY FUND        TREASURY FUND       BOND FUND
ASSETS

Investments, at value (for identified cost, see
  accompanying lists of investment portfolios)..........  $ 378,736,503     $   114,361,160    $   5,091,647,540   $  548,835,367
Cash....................................................        385,786              24,782            1,067,574            1,001
Receivable on investments sold..........................              -                   -                    -        5,317,119
Dividends and interest receivable.......................      2,728,121           1,126,097           46,805,780        5,673,174
Receivable on Fund shares sold..........................      1,249,065             113,486            1,020,549          298,662
Unrealized appreciation on forward currency
  exchange contracts (Notes 1 and 3)....................              -                   -                    -                -
Deferred organization expenses (Note 1).................              -                   -                    -                -
Due from Fund Manager (Note 2)..........................              -                   -                    -                -
Other assets............................................          3,624               1,214               46,575            1,969
                                                          -------------     ---------------    -----------------   --------------
Total assets............................................    383,103,099         115,626,739        5,140,588,018      560,127,292


LIABILITIES

Investments purchased...................................              -                   -            1,010,246       29,341,146
Fund shares redeemed....................................      1,334,345              97,377            3,629,252          351,765
Dividends payable.......................................        131,857              48,204           11,605,999          738,899
Management fee (Note 2).................................        126,752              38,561            1,799,820          219,312
Transfer and dividend disbursing agent (Note 2).........        127,633              25,130              618,939          135,150
Daily variation margin on open futures
  contracts (Note 1)....................................              -                   -                    -                -
Other accrued expenses..................................        162,218              52,220              843,835          223,637
                                                          -------------     ---------------    -----------------   --------------
Total liabilities.......................................      1,882,805             261,492           19,508,091       31,009,909
---------------------------------------------------------------------------------------------------------------------------------
Net assets at value.....................................  $ 381,220,294     $   115,365,247    $   5,121,079,927   $  529,117,383
---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:

Accumulated undistributed (overdistributed)
  net investment income.................................  $           -     $             -    $               -   $      304,913
Net unrealized appreciation (depreciation) on:
  Investments...........................................       (331,437)                  -           13,481,805       (3,645,899)
  Futures contracts.....................................              -                   -                    -                -
  Foreign currency related transactions.................              -                   -                    -                -
Accumulated net realized capital gain (loss)............        (64,327)         (1,226,724)        (301,359,596)      (6,527,894)
Shares of beneficial interest, at par...................      3,815,517             115,372            3,400,767          332,413
Additional paid-in capital..............................    377,800,541         116,476,599        5,405,556,951      538,653,850
---------------------------------------------------------------------------------------------------------------------------------
Net assets at value.....................................  $ 381,220,294     $   115,365,247    $   5,121,079,927   $  529,117,383
---------------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding, $.01
        par value, unlimited number of shares
        authorized. (Note) AARP High Quality Tax
        Free Money Fund has a $.001 par value...........    381,551,731         115,372,286          340,076,707       33,241,292
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, offering and redemption
        price per share (net assets at value, per
        fund, divided by the respective shares
        of beneficial interest outstanding).............  $        1.00     $          1.00    $           15.06   $        15.92
---------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

                                                              AARP INSURED                AARP BALANCED               AARP GROWTH
                                                            TAX FREE GENERAL             STOCK AND BOND               AND INCOME
MARCH 31, 1996 (UNAUDITED)                                     BOND FUND                      FUND                       FUND
ASSETS

Investments, at value (for identified cost, see
  accompanying lists of investment portfolios)..........    $  1,778,920,671             $ 324,208,868             $ 3,652,001,718
Cash....................................................              51,090                   448,940                     135,281
Receivable on investments sold..........................                --                     373,450                  17,794,237
Dividends and interest receivable.......................          23,260,940                 2,049,902                  11,289,154
Receivable on Fund shares sold..........................             403,402                      --                     3,959,447
Unrealized appreciation on forward currency
  exchange contracts (Notes 1 and 3)....................                --                       4,157                        --
Deferred organization expenses (Note 1).................                --                      25,269                        --
Due from Fund Manager (Note 2)..........................                --                        --                          --
Other assets............................................               4,388                      --                         4,287
                                                            ----------------             -------------             ---------------
Total assets............................................       1,802,640,491               327,110,586               3,685,184,124


LIABILITIES

Investments purchased...................................          11,210,000                 7,313,392                  12,859,956
Fund shares redeemed....................................             701,276                      --                     1,052,818
Dividends payable.......................................           2,862,555                      --                          --
Management fee (Note 2).................................             735,974                   139,400                   1,485,762
Transfer and dividend disbursing agent (Note 2).........             161,930                    62,008                     331,518
Daily variation margin on open futures
  contracts (Note 1)....................................             862,500                      --                          --
Other accrued expenses..................................             266,436                   260,486                     802,395
                                                            ----------------             -------------             ---------------
Total liabilities.......................................          16,800,671                 7,775,286                  16,532,449
----------------------------------------------------------------------------------------------------------------------------------
Net assets at value.....................................    $  1,785,839,820             $ 319,335,300             $ 3,668,651,675
----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:

Accumulated undistributed (overdistributed)
  net investment income.................................    $           --               $     (56,851)            $     4,901,544
Net unrealized appreciation (depreciation) on:
  Investments...........................................          80,029,739                32,040,228                 830,380,305
  Futures contracts.....................................           1,324,812                      --                          --
  Foreign currency related transactions.................                --                      (5,857)                    (37,717)
Accumulated net realized capital gain (loss)............         (17,368,574)                3,807,649                 103,034,483
Shares of beneficial interest, at par...................             999,560                   186,051                     873,176
Additional paid-in capital..............................       1,720,854,283               283,364,080               2,729,499,884
----------------------------------------------------------------------------------------------------------------------------------
Net assets at value.....................................    $  1,785,839,820             $ 319,335,300             $ 3,668,651,675
----------------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding, $.01
        par value, unlimited number of shares
        authorized. (Note) AARP High Quality Tax
        Free Money Fund has a $.001 par value...........          99,955,966                18,605,061                  87,317,641
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, offering and redemption
        price per share (net assets at value, per
        fund, divided by the respective shares
        of beneficial interest outstanding).............    $          17.87             $       17.16             $         42.02
----------------------------------------------------------------------------------------------------------------------------------


                                                                     AARP GLOBAL              AARP CAPITAL
                                                                       GROWTH                    GROWTH
MARCH 31, 1996 (UNAUDITED)                                              FUND                      FUND
ASSETS

Investments, at value (for identified cost, see
  accompanying lists of investment portfolios)..........            $ 30,087,503             $769,837,402
Cash....................................................                     143                       45
Receivable on investments sold..........................                    --                  2,158,991
Dividends and interest receivable.......................                  19,825                  759,401
Receivable on Fund shares sold..........................                 677,806                  369,914
Unrealized appreciation on forward currency
  exchange contracts (Notes 1 and 3)....................                    --                       --
Deferred organization expenses (Note 1).................                  14,507                     --
Due from Fund Manager (Note 2)..........................                 120,693                     --
Other assets............................................                    --                       --
                                                                    ------------             ------------

Total assets............................................              30,920,477              773,125,753


LIABILITIES

Investments purchased...................................               2,777,550                9,608,479
Fund shares redeemed....................................                   5,063                  375,466
Dividends payable.......................................                    --                       --
Management fee (Note 2).................................                  12,238                  395,440
Transfer and dividend disbursing agent (Note 2).........                  42,284                  100,396
Daily variation margin on open futures
  contracts (Note 1)....................................                    --                       --
Other accrued expenses..................................                  74,732                  213,238
                                                                    ------------             ------------
Total liabilities.......................................               2,911,867               10,693,019
---------------------------------------------------------------------------------------------------------
Net assets at value.....................................            $ 28,008,610             $762,432,734
---------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:

Accumulated undistributed (overdistributed)
  net investment income.................................            $     29,187             $  2,690,900
Net unrealized appreciation (depreciation) on:
  Investments...........................................                 387,476              149,190,278
  Futures contracts.....................................                    --                       --
  Foreign currency related transactions.................                  (2,273)                    --
Accumulated net realized capital gain (loss)............                 (11,269)              48,045,507
Shares of beneficial interest, at par...................                  18,344                  186,136
Additional paid-in capital..............................              27,587,145              562,319,913
---------------------------------------------------------------------------------------------------------
Net assets at value.....................................            $ 28,008,610             $762,432,734
---------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding, $.01
        par value, unlimited number of shares
        authorized. (Note) AARP High Quality Tax
        Free Money Fund has a $.001 par value...........               1,834,377               18,613,576
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, offering and redemption
        price per share (net assets at value, per
        fund, divided by the respective shares
        of beneficial interest outstanding).............            $      15.27             $      40.96
---------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS


                                                          AARP HIGH           AARP HIGH       AARP GNMA          AARP HIGH
SIX MONTHS ENDED MARCH 31, 1996                            QUALITY        QUALITY TAX FREE     AND U.S.            QUALITY
(UNAUDITED)                                               MONEY FUND         MONEY FUND      TREASURY FUND        BOND FUND
INVESTMENT INCOME

Income:
        Interest.......................................  $ 10,613,268        $ 2,176,139     $  190,927,048    $   18,100,411
        Dividends......................................             -                  -                  -                 -
                                                         ------------        -----------     --------------    --------------
                                                           10,613,268          2,176,139        190,927,048        18,100,411
                                                         ------------        -----------     --------------    --------------
        Less foreign taxes withheld....................             -                  -                  -                 -
                                                         ------------        -----------     --------------    --------------
                                                           10,613,268          2,176,139        190,927,048        18,100,411
-----------------------------------------------------------------------------------------------------------------------------

EXPENSES

        Management fee (Note 2)........................       751,538            231,336         10,831,770         1,305,675
        Services to shareholders:
                Transfer and dividend disbursing
                  expense (Note 2).....................       755,473            155,238          3,743,410           799,397
                Other expenses.........................       201,319             35,180            817,443           226,313
        Trustees' fees and expenses (Note 2)...........         9,295             13,576             13,394            13,406
        Shareholder communications.....................        81,258             23,700            614,964            79,305
        Legal..........................................         4,321              3,751              4,783             3,961
        Auditing.......................................        14,000             14,000             34,000            25,450
        Custodian and accounting fees (Note 2).........        42,786             27,289            598,330            68,564
        Registration expenses..........................        40,591             11,385             48,965            15,029
        Amortization of organization expenses
          (Note 1).....................................             -                  -                  -                 -
        Other..........................................        13,983              6,314             97,558            13,097
                                                         ------------        -----------     --------------    --------------
Total Expenses before reductions.......................     1,914,564            521,769         16,804,617         2,550,197
Expense reductions (Note 2)............................             -                  -                  -                 -
                                                         ------------        -----------     --------------    --------------
Expenses, net..........................................     1,914,564            521,769         16,804,617         2,550,197
-----------------------------------------------------------------------------------------------------------------------------
Net investment income..................................     8,698,704          1,654,370        174,122,431        15,550,214
-----------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

        Net realized gain (loss) from:
                Investments............................         2,594                  -         57,937,663         2,053,849
                Futures contracts (Note 1).............             -                  -                  -         1,704,048
                Foreign currency related transactions
                  (Note 1).............................             -                  -                  -                 -
        Net unrealized appreciation (depreciation) on:
                Investments............................       159,278                  -       (101,174,657)       (6,920,280)
                Futures contracts......................             -                  -                  -                 -
                Foreign currency related transactions               -                  -                  -                 -
                                                         ------------        -----------     --------------    --------------
Net gain (loss) on investments.........................       161,872                  -        (43,236,994)       (3,162,383)
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting
  from operations......................................  $  8,860,576        $ 1,654,370     $  130,885,437    $   12,387,831
-----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements

                                                          AARP Insured     AARP Balanced     AARP Growth   AARP Global  AARP Capital
SIX MONTHS ENDED MARCH 31, 1996                         Tax Free General  Stock and Bond     and Income      Growth        Growth
(UNAUDITED)                                                Bond Fund           Fund             Fund          Fund          Fund
INVESTMENT INCOME

Income:
        Interest.......................................   $ 49,444,772     $  4,021,249    $   5,991,254    $  34,588  $    565,746
        Dividends......................................           --          2,513,398       49,522,879       20,923     6,155,206
                                                          ------------     ------------    -------------    ---------  ------------
                                                            49,444,772        6,534,647       55,514,133       55,511     6,720,952
                                                          ------------     ------------    -------------    ---------  ------------
        Less foreign taxes withheld....................           --            (13,630)        (330,767)      (1,526)      (74,588)
                                                          ------------     ------------    -------------    ---------  ------------
                                                            49,444,772        6,521,017       55,183,366       53,985     6,646,364
-----------------------------------------------------------------------------------------------------------------------------------

EXPENSES

        Management fee (Note 2)........................      4,423,663          688,877        7,966,962       12,238     2,218,024
        Services to shareholders:
                Transfer and dividend disbursing
                  expense (Note 2).....................        980,156          320,261        1,806,427       42,284       573,478
                Other expenses.........................        217,053           35,941          728,490        6,127       190,087
        Trustees' fees and expenses (Note 2)...........         13,576           13,539           13,522        4,473        13,002
        Shareholder communications.....................        172,376          179,117          448,574       13,417       122,624
        Legal..........................................          4,491            1,945            5,769        1,421         7,063
        Auditing.......................................         30,250            7,888           24,650        1,000        23,250
        Custodian and accounting fees (Note 2).........        172,139           30,779          322,543       28,776       125,074
        Registration expenses..........................         36,060          101,097           95,480       33,269         1,329
        Amortization of organization expenses
          (Note 1).....................................           --              4,466             --            500          --
        Other..........................................         37,609           22,128           61,888        1,986         7,997
                                                          ------------     ------------    -------------    ---------  ------------
Total Expenses before reductions.......................      6,087,373        1,406,038       11,474,305      145,491     3,281,928
Expense reductions (Note 2)............................           --               --               --       (120,693)         --
                                                          ------------     ------------    -------------    ---------  ------------
Expenses, net..........................................      6,087,373        1,406,038       11,474,305       24,798     3,281,928
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income..................................     43,357,399        5,114,979       43,709,061       29,187     3,364,436
-----------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

        Net realized gain (loss) from:
                Investments............................     12,712,046        4,791,863      117,785,191         (491)   53,543,930
                Futures contracts (Note 1).............     (1,156,315)          34,435             --           --            --
                Foreign currency related transactions
                  (Note 1).............................           --            304,147         (256,070)     (10,778)      (27,653)
        Net unrealized appreciation (depreciation) on:
                Investments............................         (7,242)      10,965,134      250,177,706      387,476     7,474,671
                Futures contracts......................      1,954,701            3,391             --           --            --
                Foreign currency related transactions             --           (165,806)         (43,545)      (2,273)        4,789
                                                          ------------     ------------    -------------    ---------  ------------
Net gain (loss) on investments.........................     13,503,190       15,933,164      367,663,282      373,934    60,995,737
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting
  from operations......................................   $ 56,860,589     $ 21,048,143    $ 411,372,343    $ 403,121  $ 64,360,173
-----------------------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS


                                                                    AARP HIGH                          AARP HIGH
                                                                     QUALITY                        QUALITY TAX FREE
                                                                    MONEY FUND                         MONEY FUND
INCREASE (DECREASE) IN NET ASSETS:

                                                          Six Months Ended       Year        Six Months Ended      Year
                                                              March 31,         Ended           March 31,         Ended
                                                                1996           Sept. 30,          1996           Sept. 30,
                                                             (Unaudited)         1995          (Unaudited)         1995
                                                             -----------         ----          -----------         ----

Operations:
        Net investment income ..........................   $   8,698,704    $  18,316,417    $   1,654,370    $   3,691,193
        Net realized gain (loss) from:
                Investments ............................           2,594           (2,594)            --             (5,140)
                Futures contracts ......................            --               --               --               --
                Foreign currency related transactions ..            --               --               --               --
        Net unrealized appreciation (depreciation) on:
                Investments ............................         159,278         (235,013)            --               --
                Futures contracts ......................            --               --               --               --
                Foreign currency related transactions ..            --               --               --               --
                                                           -------------    -------------    -------------    -------------
Net increase (decrease) in net assets resulting
        from operations ................................       8,860,576       18,078,810        1,654,370        3,686,053
                                                           -------------    -------------    -------------    -------------
Distributions to shareholders:
        Net investment income ..........................      (8,698,704)     (18,316,417)      (1,654,370)      (3,691,193)
        Net realized gains .............................            --               --               --               --
        Tax return of capital ..........................            --               --               --               --
                                                           -------------    -------------    -------------    -------------
                                                              (8,698,704)     (18,316,417)      (1,654,370)      (3,691,193)
                                                           -------------    -------------    -------------    -------------
Fund share transactions:
        Proceeds from sale of shares ...................     169,270,293      405,381,235       15,149,738       41,129,795
        Net asset value of shares issued to
                shareholders in reinvestment of
                distributions ..........................       7,761,867       16,274,697        1,315,720        2,929,152
        Cost of shares redeemed ........................    (179,869,790)    (370,960,332)     (20,846,182)     (53,717,481)
                                                           -------------    -------------    -------------    -------------
Net increase (decrease) in net assets from Fund
        share transactions .............................      (2,837,630)      50,695,600       (4,380,724)      (9,658,534)
                                                           -------------    -------------    -------------    -------------
Increase (decrease) in net assets ......................      (2,675,758)      50,457,993       (4,380,724)      (9,663,674)
Net assets at beginning of period ......................     383,896,052      333,438,059      119,745,971      129,409,645
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (a) ........................   $ 381,220,294    $ 383,896,052    $ 115,365,247    $ 119,745,971
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN FUND SHARES:
Shares outstanding at beginning of period ..............     384,389,361      333,693,761      119,753,010      129,411,544
                                                           -------------    -------------    -------------    -------------
        Shares sold ....................................     169,270,293      405,381,235       15,149,738       41,129,795
        Shares issued to shareholders in
                reinvestment of  distributions .........       7,761,867       16,274,697        1,315,720        2,929,152
        Shares redeemed ................................    (179,869,790)    (370,960,332)     (20,846,182)     (53,717,481)
                                                           -------------    -------------    -------------    -------------
Net increase (decrease) in Fund shares .................      (2,837,630)      50,695,600       (4,380,724)      (9,658,534)
                                                           -------------    -------------    -------------    -------------
Shares outstanding at end of period ....................     381,551,731      384,389,361      115,372,286      119,753,010
---------------------------------------------------------------------------------------------------------------------------
(a) Includes accumulated undistributed (overdistributed)
    net investment income ..............................   $        --      $        --      $        --      $        --



    The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS



STATEMENT OF CHANGES IN NET ASSETS

                                                                       AARP GNMA                              AARP High
                                                                       and U.S.                               Quality
                                                                       Treasury Fund                           Bond Fund
INCREASE (DECREASE) IN NET ASSETS:
                                                           Six Months Ended        Year          Six Months Ended        Year
                                                              March 31,            Ended            March 31,           Ended
                                                                1996              Sept. 30,            1996            Sept. 30,
                                                            (Unaudited)            1995            (Unaudited)           1995
                                                            -----------            ----             -----------          ----



Operations:
        Net investment income ..........................   $   174,122,431    $   358,090,095    $    15,550,214    $    32,695,491
        Net realized gain (loss) from:
                Investments ............................        57,937,663        (68,679,536)         2,053,849          6,264,433
                Futures contracts ......................              --                 --            1,704,048            462,444
                Foreign currency related transactions ..              --                 --                 --                 --
        Net unrealized appreciation (depreciation) on:
                Investments ............................      (101,174,657)       224,571,191         (6,920,280)        25,349,000
                Futures contracts ......................              --                 --                 --             (235,464)
                Foreign currency related transactions ..              --                 --                 --                 --
                                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets resulting
        from operations ................................       130,885,437        513,981,750         12,387,831         64,535,904
                                                           ---------------    ---------------    ---------------    ---------------
Distributions to shareholders:
        Net investment income ..........................      (174,122,431)      (347,262,513)       (15,550,214)       (32,238,660)
        Net realized gains .............................              --                 --                 --                 --
        Tax return of capital ..........................              --          (10,827,582)              --                 --
                                                           ---------------    ---------------    ---------------    ---------------
                                                              (174,122,431)      (358,090,095)       (15,550,214)       (32,238,660)
                                                           ---------------    ---------------    ---------------    ---------------
Fund share transactions:
        Proceeds from sale of shares ...................       182,586,082        313,574,493         32,979,906         38,133,943
        Net asset value of shares issued to
                shareholders in reinvestment of
                distributions ..........................       101,305,738        209,361,883         11,015,827         22,872,960
        Cost of shares redeemed ........................      (371,625,373)    (1,012,262,747)       (45,138,264)      (127,867,757)
                                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets from Fund
        share transactions .............................       (87,733,553)      (489,326,371)        (1,142,531)       (66,860,854)
                                                           ---------------    ---------------    ---------------    ---------------
Increase (decrease) in net assets ......................      (130,970,547)      (333,434,716)        (4,304,914)       (34,563,610)
Net assets at beginning of period ......................     5,252,050,474      5,585,485,190        533,422,297        567,985,907
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (a) ........................   $ 5,121,079,927    $ 5,252,050,474    $   529,117,383    $   533,422,297
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN FUND SHARES:
Shares outstanding at beginning of period ..............       345,829,087        379,121,168         33,312,382         37,734,181
                                                           ---------------    ---------------    ---------------    ---------------
        Shares sold ....................................        11,966,664         21,222,249          2,030,000          2,475,377
        Shares issued to shareholders in
                reinvestment of  distributions .........         6,644,158         14,034,160            678,509          1,481,640
        Shares redeemed ................................       (24,363,202)       (68,548,490)        (2,779,599)        (8,378,816)
                                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in Fund shares .................        (5,752,380)       (33,292,081)           (71,090)        (4,421,799)
                                                           ---------------    ---------------    ---------------    ---------------
Shares outstanding at end of period ....................       340,076,707        345,829,087         33,241,292         33,312,382
------------------------------------------------------------------------------------------------------------------------------------
(a) Includes accumulated undistributed (overdistributed)
    net investment income ..............................   $          --      $          --      $       304,913    $       304,913




STATEMENT OF CHANGES IN NET ASSETS
                                                                     AARP Insured                      AARP Balanced
                                                                   Tax Free General                   Stock and Bond
                                                                      Bond Fund                            Fund
INCREASE (DECREASE) IN NET ASSETS:
                                                          Six Months Ended        Year         Six Months Ended       Year
                                                             March 31,           Ended            March 31,           Ended
                                                               1996             Sept. 30,            1996           Sept. 30,
                                                            (Unaudited)           1995            (Unaudited)          1995
                                                            -----------           ----            -----------          ----



Operations:
        Net investment income ..........................   $    43,357,399    $    91,515,925    $     5,114,979    $     8,110,687
        Net realized gain (loss) from:
                Investments ............................        12,712,046          1,141,498          4,791,863          2,922,966
                Futures contracts ......................        (1,156,315)       (22,927,127)            34,435             66,437
                Foreign currency related transactions ..              --                 --              304,147             (8,944)
        Net unrealized appreciation (depreciation) on:
                Investments ............................            (7,242)       102,468,526         10,965,134         20,344,202
                Futures contracts ......................         1,954,701           (843,714)             3,391             (3,391)
                Foreign currency related transactions ..              --                 --             (165,806)           159,949
                                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets resulting
        from operations ................................        56,860,589        171,355,108         21,048,143         31,591,906
                                                           ---------------    ---------------    ---------------    ---------------
Distributions to shareholders:
        Net investment income ..........................       (43,357,399)       (91,515,925)        (5,493,796)        (7,923,700)
        Net realized gains .............................              --                 --           (3,378,368)          (479,306)
        Tax return of capital ..........................              --                 --                 --                 --
                                                           ---------------    ---------------    ---------------    ---------------
                                                               (43,357,399)       (91,515,925)        (8,872,164)        (8,403,006)
                                                           ---------------    ---------------    ---------------    ---------------
Fund share transactions:
        Proceeds from sale of shares ...................        62,059,896        128,807,008         71,213,172         82,046,020
        Net asset value of shares issued to
                shareholders in reinvestment of
                distributions ..........................        26,371,919         56,102,941          8,119,521          7,595,827
        Cost of shares redeemed ........................      (123,142,507)      (371,972,763)       (19,380,327)       (41,121,662)
                                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets from Fund
        share transactions .............................       (34,710,692)      (187,062,814)        59,952,366         48,520,185
                                                           ---------------    ---------------    ---------------    ---------------
Increase (decrease) in net assets ......................       (21,207,502)      (107,223,631)        72,128,345         71,709,085
Net assets at beginning of period ......................     1,807,047,322      1,914,270,953        247,206,955        175,497,870
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (a) ........................   $ 1,785,839,820    $ 1,807,047,322    $   319,335,300    $   247,206,955
-----------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN FUND SHARES:
Shares outstanding at beginning of period ..............       101,872,699        113,066,680         15,074,610         11,983,629
                                                           ---------------    ---------------    ---------------    ---------------
        Shares sold ....................................         3,420,940          7,482,591          4,192,246          5,336,478
        Shares issued to shareholders in
                reinvestment of  distributions .........         1,452,204          3,261,074            480,340            497,020
        Shares redeemed ................................        (6,789,877)       (21,937,646)        (1,142,135)        (2,742,517)
                                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in Fund shares .................        (1,916,733)       (11,193,981)         3,530,451          3,090,981
                                                           ---------------    ---------------    ---------------    ---------------
Shares outstanding at end of period ....................        99,955,966        101,872,699         18,605,061         15,074,610
-----------------------------------------------------------------------------------------------------------------------------------
(a) Includes accumulated undistributed (overdistributed)
    net investment income ..............................   $          --      $          --      $       (56,851)   $       321,966





    The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
                                                                       AARP GROWTH                 AARP GLOBAL
                                                                        AND INCOME                   GROWTH
                                                                           FUND                       FUND
INCREASE (DECREASE) IN NET ASSETS:
                                                          Six Months Ended         Year          For the Period
                                                             March 31,           Ended       February 1, 1996 (b) to
                                                               1996             Sept. 30,       March 31, 1996
                                                            (Unaudited)           1995           (Unaudited)
                                                            -----------           ----           -----------



Operations:
        Net investment income ........................   $    43,709,061    $    83,288,031    $        29,187
        Net realized gain (loss) from:
                Investments ..........................       117,785,191         82,525,735               (491)
                Futures contracts ....................              --                 --                 --
                Foreign currency related transactions           (256,070)            23,310            (10,778)
        Net unrealized appreciation (depreciation) on:
                Investments ..........................       250,177,706        331,251,054            387,476
                Futures contracts ....................              --                 --                 --
                Foreign currency related transactions            (43,545)             5,828             (2,273)
                                                         ---------------    ---------------    ---------------
Net increase (decrease) in net assets resulting
        from operations ..............................       411,372,343        497,093,958            403,121
                                                         ---------------    ---------------    ---------------
Distributions to shareholders:
        Net investment income ........................       (44,879,985)       (81,086,105)              --
        Net realized gains ...........................       (67,064,704)       (85,015,819)              --
        Tax return of capital ........................              --                 --                 --
                                                         ---------------    ---------------    ---------------
                                                            (111,944,689)      (166,101,924)              --
                                                         ---------------    ---------------    ---------------
Fund share transactions:
        Proceeds from sale of shares .................       444,194,008        589,883,371         27,771,879
        Net asset value of shares issued to
                shareholders in reinvestment of
                distributions ........................       101,703,065        149,554,221               --
        Cost of shares redeemed ......................      (183,191,629)      (376,048,965)          (167,890)
                                                         ---------------    ---------------    ---------------
Net increase (decrease) in net assets from Fund
        share transactions ...........................       362,705,444        363,388,627         27,603,989
                                                         ---------------    ---------------    ---------------
Increase (decrease) in net assets ....................       662,133,098        694,380,661         28,007,110

Net assets at beginning of period ....................     3,006,518,577      2,312,137,916              1,500
---------------------------------------------------------------------------------------------------------------------
Net assets at end of period (a) ......................   $ 3,668,651,675    $ 3,006,518,577    $    28,008,610
---------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN FUND SHARES:

Shares outstanding at beginning of period ............        78,371,684         67,740,274                100
                                                         ---------------    ---------------    ---------------
        Shares sold ..................................        10,950,533         17,103,571          1,845,356
        Shares issued to shareholders in
                reinvestment of  distributions .......         2,540,844          4,523,324               --
        Shares redeemed ..............................        (4,545,420)       (10,995,485)           (11,079)
                                                         ---------------    ---------------    ---------------
Net increase (decrease) in Fund shares ...............         8,945,957         10,631,410          1,834,277
                                                         ---------------    ---------------    ---------------
Shares outstanding at end of period ..................        87,317,641         78,371,684          1,834,377
---------------------------------------------------------------------------------------------------------------------
(a) Includes accumulated undistributed
    (overdistributed) net investment income ..........   $     4,901,544    $     6,072,468    $        29,187

(b) Commencement of Operations





FINANCIAL STATEMENTS



STATEMENT OF CHANGES IN NET ASSETS
                                                                      AARP CAPITAL
                                                                        GROWTH
                                                                         FUND
INCREASE (DECREASE) IN NET ASSETS:
                                                            Six Months Ended       Year
                                                              March 31,          Ended
                                                                1996           Sept. 30,
                                                             (Unaudited)          1995
                                                             -----------          ----



Operations:
        Net investment income ........................     $     3,364,436    $     6,448,989
        Net realized gain (loss) from:
                Investments ..........................          53,543,930          3,854,142
                Futures contracts ....................                --                 --
                Foreign currency related transactions              (27,653)           (49,230)
        Net unrealized appreciation (depreciation) on:
                Investments ..........................           7,474,671        124,391,488
                Futures contracts ....................                --                 --
                Foreign currency related transactions                4,789             (4,789)
                                                           ---------------    ---------------
Net increase (decrease) in net assets resulting
        from operations ..............................          64,360,173        134,640,600
                                                           ---------------    ---------------
Distributions to shareholders:
        Net investment income ........................          (7,038,882)          (216,094)
        Net realized gains ...........................          (9,204,690)       (13,160,374)
        Tax return of capital ........................                --                 --
                                                           ---------------    ---------------
                                                               (16,243,572)       (13,376,468)
                                                           ---------------    ---------------
Fund share transactions:
        Proceeds from sale of shares .................          64,912,037         68,276,671
        Net asset value of shares issued to
                shareholders in reinvestment of
                distributions ........................          15,425,567         12,786,953
        Cost of shares redeemed ......................         (58,030,417)      (193,118,723)
                                                           ---------------    ---------------
Net increase (decrease) in net assets from Fund
        share transactions ...........................          22,307,187       (112,055,099)
                                                           ---------------    ---------------
Increase (decrease) in net assets ....................          70,423,788          9,209,033

Net assets at beginning of period ....................         692,008,946        682,799,913
---------------------------------------------------------------------------------------------
Net assets at end of period (a) ......................     $   762,432,734    $   692,008,946
---------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN FUND SHARES:

Shares outstanding at beginning of period ............          18,041,977         21,513,985
                                                           ---------------    ---------------
        Shares sold ..................................           1,645,004          2,055,946
        Shares issued to shareholders in
                reinvestment of  distributions .......             400,664            424,681
        Shares redeemed ..............................          (1,474,069)        (5,952,635)
                                                           ---------------    ---------------
Net increase (decrease) in Fund shares ...............             571,599         (3,472,008)
                                                           ---------------    ---------------
Shares outstanding at end of period ..................          18,613,576         18,041,977
---------------------------------------------------------------------------------------------
(a) Includes accumulated undistributed
    (overdistributed) net investment income ..........     $     2,690,900    $     6,365,346

(b) Commencement of Operations



    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

AARP HIGH QUALITY MONEY FUND


THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                   SIX MONTHS
                                                                      ENDED
                                                                    MARCH 31,             YEARS ENDED SEPTEMBER 30,
                                                                      1996        -----------------------------------------------
                                                                   (UNAUDITED)     1995      1994     1993     1992        1991
                                                                   --------------------------------------------------------------





Net asset value, beginning of period ...........................      $1.000      $1.000    $1.000   $1.000   $1.000       $1.000
                                                                   --------------------------------------------------------------
        Net investment income (a) ..............................        .023        .049      .028     .021     .040         .060
        Distributions from net investment income ...............       (.023)      (.049)    (.028)   (.021)   (.040)(b)    (.060)
                                                                   --------------------------------------------------------------
Net asset value, end of period .................................      $1.000      $1.000    $1.000   $1.000   $1.000       $1.000
                                                                   --------------------------------------------------------------
TOTAL RETURN (%)(c) ............................................        2.30(d)     4.99      2.84     2.13     4.12         6.22
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) .........................         381         384       333      254      323          357
Ratio of operating expenses to average net assets (%)(a) .......        .988(e)     .978     1.125    1.312    1.151        1.053
Ratio of net investment income to average net assets (%) .......       4.490(e)    4.887     2.889    2.123    3.613        6.050
(a) Reflects a per share reimbursement of expenses
    during the period by the Fund Manager of: ..................      $   --      $   --    $   --   $   --   $ .000       $ .001
(b) Includes approximately $.005 per share of net realized
    short--term capital gains.
(c) Total returns would have been lower had certain expenses not been reduced.
(d) Not Annualized    (e) Annualized



AARP HIGH QUALITY TAX FREE MONEY FUND


THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.



                                                             SIX MONTHS
                                                               ENDED
                                                             MARCH 31,                 YEARS ENDED SEPTEMBER 30,
                                                               1996       -------------------------------------------------
                                                             (UNAUDITED)    1995     1994       1993     1992       1991(b)
                                                             --------------------------------------------------------------

Net asset value, beginning of period ......................   $1.000       $1.000    $1.000    $1.000    $1.000    $.996
                                                             --------------------------------------------------------------
Income from investment operations:
        Net investment income (a) .........................     .014         .029      .017      .016      .026     .055
        Net realized and unrealized gain on investments ...      --           --        --        --        --      .004
                                                             --------------------------------------------------------------
Total from investment operations ..........................     .014         .029      .017      .016      .026     .059
                                                             --------------------------------------------------------------
Less distributions from net investment income .............    (.014)       (.029)    (.017)    (.016)    (.026)   (.055)
                                                             --------------------------------------------------------------
Net asset value, end of period ............................   $1.000       $1.000    $1.000    $1.000    $1.000   $1.000
                                                             --------------------------------------------------------------
TOTAL RETURN (%)(c)                                             1.42(d)      2.99      1.76      1.62      2.58     6.10
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)                           115          120       129       134       127      119
Ratio of operating expenses to average net assets (%)(a)...     .89(e)       .87       .90       .93       .95      1.06
Ratio of net investment income to average net assets (%)...     2.82(e)      2.94      1.75      1.60      2.54     5.43

(a) Reflects a per share reimbursement of expenses
    during the period by the Fund Manager of: .............   $  --        $  --     $ .000    $ .002    $ .002   $ .001

(b) On August 1, 1991 the Fund implemented a 15.17 to 1.00 stock split and adopted its present name and investment objectives. Prior to that date, the Fund was known as the AARP Insured Tax Free Short Term Fund. Financial
    Highlights, for the year ended September 30, 1991, have been restated to reflect the stock split and should not be considered representative of the present Fund.

(c) Total returns would have been lower had certain expenses not been reduced.

(d) Not Annualized      (e) Annualized

FINANCIAL HIGHLIGHTS

AARP GNMA AND U.S. TREASURY FUND


THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.



                                                                 SIX MONTHS
                                                                    ENDED
                                                                  MARCH 31,                YEARS ENDED SEPTEMBER 30,
                                                                    1996        --------------------------------------------------
                                                                 (UNAUDITED)       1995      1994       1993       1992      1991
                                                                 -----------------------------------------------------------------

Net asset value, beginning of period .........................   $   15.19      $   14.73   $ 15.96    $ 16.19    $15.72    $14.95
                                                                 -----------------------------------------------------------------
Income from investment operations:
        Net investment income ................................         .51           1.01       .93       1.15      1.22      1.26
        Net realized and unrealized gain (loss) on investments        (.13)           .46     (1.23)      (.23)      .47       .77
                                                                 -----------------------------------------------------------------
Total from investment operations .............................         .38           1.47      (.30)       .92      1.69      2.03
                                                                 -----------------------------------------------------------------
Less distributions:
        Net investment income ................................        (.51)          (.98)     (.93)     (1.15)    (1.22)    (1.26)
        Tax return of capital ................................        --             (.03)     --         --        --        --
                                                                 -----------------------------------------------------------------
        Total distributions ..................................        (.51)         (1.01)     (.93)     (1.15)    (1.22)    (1.26)
                                                                 -----------------------------------------------------------------
Net asset value, end of period ...............................   $   15.06      $   15.19   $ 14.73    $ 15.96    $16.19    $15.72
                                                                 -----------------------------------------------------------------
TOTAL RETURN (%) .............................................        2.49(a)       10.31     (1.90)      5.89     11.19     14.12
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) .......................       5,121          5,252     5,585      6,712     5,232     3,311
Ratio of operating expenses to average net assets (%) ........         .64(b)         .67       .66        .70       .72       .74
Ratio of net investment income to average net assets (%) .....        6.66(b)        6.77      6.09       7.15      7.69      8.23
Portfolio turnover rate (%) ..................................       56.28(b)       70.35    114.54     105.49     74.33     86.64
(a) Not Annualized     (b) Annualized



AARP HIGH QUALITY BOND FUND


THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.


                                                                SIX MONTHS
                                                                   ENDED
                                                                  MARCH 31,                YEARS ENDED SEPTEMBER 30,
                                                                   1996         --------------------------------------------------
                                                                 (UNAUDITED)       1995      1994       1993       1992      1991
                                                                 -----------------------------------------------------------------

Net asset value, beginning of period ..........................   $ 16.01       $ 15.05    $ 17.19    $ 16.44    $ 15.71    $ 14.63
                                                                  -----------------------------------------------------------------
Income from investment operations:
        Net investment income .................................       .47           .94        .85        .93       1.03       1.10
        Net realized and unrealized gain (loss) on investments       (.09)          .95      (1.76)       .93        .73       1.08
                                                                  -----------------------------------------------------------------
Total from investment operations ..............................       .38          1.89       (.91)      1.86       1.76       2.18
                                                                  -----------------------------------------------------------------
Less distributions:
        Net investment income .................................      (.47)         (.93)      (.85)      (.93)     (1.03)     (1.10)
        Net realized gains on investments .....................      --            --         --         (.18)      --         --
        In excess of net realized gains on investments ........      --            --         (.38)      --         --         --
                                                                  -----------------------------------------------------------------
Total distributions ...........................................      (.47)         (.93)     (1.23)     (1.11)     (1.03)     (1.10)
                                                                  -----------------------------------------------------------------
Net asset value, end of period ................................   $ 15.92       $ 16.01    $ 15.05    $ 17.19    $ 16.44    $ 15.71
                                                                  -----------------------------------------------------------------
TOTAL RETURN (%) ..............................................      2.35(a)      12.98      (5.55)     11.88      11.56      15.44
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) ........................       529           533        568        604        384        201
Ratio of operating expenses to average net assets (%) .........       .95(b)        .95        .95       1.01       1.13       1.17
Ratio of net investment income to average net assets (%) ......      5.78(b)       6.13       5.31       5.64       6.40       7.26
Portfolio turnover rate (%) ...................................    199.17(b)     201.07      63.75     100.98      63.00      90.43
(a) Not Annualized    (b) Annualized

AARP INSURED TAX FREE GENERAL BOND FUND


THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.




                                                          SIX MONTHS
                                                             ENDED
                                                            MARCH 31,                      YEARS ENDED SEPTEMBER 30,
                                                             1996         ----------------------------------------------------------
                                                           (UNAUDITED)    1995          1994        1993         1992         1991
                                                           -------------------------------------------------------------------------

Net asset value, beginning of period ...................   $   17.74    $   16.93    $   19.00    $  17.88    $   17.30   $   16.12
                                                           -------------------------------------------------------------------------
Income from investment operations:
        Net investment income ..........................         .43          .87          .86         .90          .93        1.00
        Net realized and unrealized gain (loss) on
        investments ....................................         .13          .81        (1.67)       1.55          .75        1.18
                                                           -------------------------------------------------------------------------
        Total from investment operations ...............         .56         1.68         (.81)       2.45         1.68        2.18
                                                           -------------------------------------------------------------------------
Less distributions:
        Net investment income ..........................        (.43)        (.87)        (.86)       (.90)        (.93)      (1.00)
        Net realized gains on investments ..............        --           --           (.34)       (.43)        (.17)       --
        In excess of net realized gains on investments .        --           --           (.06)       --           --          --
                                                           -------------------------------------------------------------------------
Total distributions ....................................        (.43)        (.87)       (1.26)      (1.33)       (1.10)      (1.00)
                                                           -------------------------------------------------------------------------
Net asset value, end of period .........................   $   17.87    $   17.74    $   16.93    $  19.00    $   17.88   $   17.30
                                                           -------------------------------------------------------------------------
TOTAL RETURN (%) .......................................        3.15(a)     10.21        (4.48)      14.31        10.01       13.85
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) .................       1,786        1,807        1,914       2,087        1,487       1,068
Ratio of operating expenses to average net assets (%) ..         .67(b)       .69          .68         .72          .74         .77
Ratio of net investment income to average net assets (%)        4.75(b)      5.06         4.80        4.90         5.31        5.92
Portfolio turnover rate (%) ............................       41.37(b)     17.45        38.39       47.96        62.45       32.18
(a) Not Annualized  (b) Annualized



AARP BALANCED STOCK AND BOND FUND


THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                  SIX MONTHS
                                                                    ENDED            YEAR              FOR THE PERIOD
                                                                   MARCH 31,         ENDED          FEBRUARY 1, 1994(a)
                                                                    1996          SEPTEMBER 30,       TO SEPTEMBER 30,
                                                                  (UNAUDITED)         1995                 1994
                                                                  -----------     -------------     -------------------



Net asset value, beginning of period .........................   $    16.40      $    14.64             $    15.00
                                                                 ------------------------------------------------------
Income from investment operations:
        Net investment income ................................          .30             .61                    .25
        Net realized and unrealized gain (loss) on investments          .99            1.79                   (.37)(b)
                                                                 ------------------------------------------------------
Total from investment operations .............................         1.29            2.40                   (.12)
                                                                 ------------------------------------------------------
Less distributions:
        Net investment income ................................         (.32)           (.60)                  (.24)
        Net realized gains on investments ....................         (.21)           (.04)                  --
                                                                 ------------------------------------------------------
Total distributions ..........................................         (.53)           (.64)                  (.24)
                                                                 ------------------------------------------------------
Net asset value, end of period ...............................   $    17.16      $    16.40             $    14.64
                                                                 ------------------------------------------------------
TOTAL RETURN (%) .............................................         7.94(d)        16.80                   (.78)(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) .......................          319             247                    175
Ratio of operating expenses to average net assets (%) ........         1.01(e)         1.01                   1.31(e)
Ratio of net investment income to average net assets (%) .....         3.66(e)         4.12                   3.58(e)
Portfolio turnover rate (%) ..................................        40.57(e)        63.77                  49.32(e)
Average commission rate paid (c) .............................   $    .0551      $     --               $     --


(a) Commencement of operations

(b) The amount shown for a share outstanding throughout the period does not accord with the change in the aggregate gains and losses in the portfolio securities during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values during the period.

(c) Average commission rate paid per share is calculated for fiscal years beginning on or after September 1, 1995.

(d) Not Annualized     (e) Annualized

FINANCIAL HIGHLIGHTS

AARP GROWTH AND INCOME FUND

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                           SIX MONTHS
                                              ENDED
                                            MARCH 31,                       YEARS ENDED SEPTEMBER 30,
                                              1996       ----------------------------------------------------------------
                                           (UNAUDITED)    1995       1994        1993             1992             1991
                                            ---------    ----------------------------------------------------------------
  Net asset value, beginning of period.....  $38.36      $34.13     $32.91     $  28.67       $      26.97       $  22.30
                                             ----------------------------------------------------------------------------
  Income from investment operations:
          Net investment income............     .52        1.11        .94          .83                .97           1.11
          Net realized and unrealized
            gain on investments............    4.52        5.44       1.62         4.58               2.11           4.78
                                             ----------------------------------------------------------------------------
  Total from investment operations.........    5.04        6.55       2.56         5.41               3.08           5.89
                                             ----------------------------------------------------------------------------
  Less distributions from:
          Net investment income............    (.54)      (1.09)     (1.13)        (.87)              (.90)         (1.17)
          Net realized gains on investments    (.84)      (1.23)      (.21)        (.30)              (.48)          (.05)
                                             ----------------------------------------------------------------------------
  Total distributions......................   (1.38)      (2.32)     (1.34)       (1.17)             (1.38)         (1.22)
                                             ----------------------------------------------------------------------------
  Net asset value, end of period...........  $42.02      $38.36     $34.13     $  32.91       $      28.67       $  26.97
                                             ----------------------------------------------------------------------------
  TOTAL RETURN (%)..........................  13.34(b)    20.43       7.99        19.38              11.59          27.19
  RATIOS AND SUPPLEMENTAL DATA..............
  Net assets, end of period ($ millions)....  3,669       3,007      2,312        1,560                748            392
  Ratio of operating expenses to average
    net assets (%)..........................    .70(c)      .72        .76          .84                .91            .96
  Ratio of net investment income to average
    net assets (%)..........................   2.66(c)     3.28       3.00         3.08               3.84           4.61
  Portfolio turnover rate (%)...............  30.45(c)    31.26      31.82        17.44              36.40          53.68
  Average commission rate paid (a).......... $.0499      $ --       $ --       $   --         $       --         $   --


(a) Average commission rate paid per share is calculated for fiscal years beginning on or after September 1, 1995.

(b) Not Annualized    (c) Annualized

AARP GLOBAL GROWTH FUND

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                 FOR THE PERIOD
                                                                                FEBRUARY 1, 1996
                                                                                 (COMMENCEMENT)
                                                                                 OF OPERATIONS)
                                                                                TO MARCH 31, 1996
                                                                                  (UNAUDITED)
                                                                                  -----------
  Net asset value, beginning of period.........................................   $     15.00
                                                                                  -----------
  Income from investment operations:
          Net investment income (a)............................................           .02
                                                                                  -----------
          Net realized and unrealized gain (loss) on investments...............           .25
                                                                                  -----------
  Total from investment operations.............................................           .27
                                                                                  -----------
  Net asset value, end of period...............................................   $     15.27
                                                                                  -----------
  Total Return (%) (b).........................................................          1.80(d)
  Ratios and Supplemental Data
  Net assets, end of period ($ millions).......................................            28
  Ratio of operating expenses to average net assets (%) (a)....................          1.75(e)
  Ratio of net investment income to average net assets (%).....................          2.06(e)
  Portfolio turnover rate (%)..................................................            --
  Average commission rate paid (c).............................................   $     .0172

  (a)  Reflects a per share reimbursement of expenses during the period by the
       Fund Manager of:........................................................   $       .07
          Operating expense ratio including expense reductions (%).............         10.27(e)

(b) Total returns would have been lower had certain expenses not been reduced.

(c) Average commission rate paid per share is calculated for fiscal years beginning on or after September 1, 1995.

(d)   Not Annualized    (e)   Annualized

AARP CAPITAL GROWTH FUND


THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                              SIX MONTHS
                                                 ENDED                  YEARS ENDED SEPTEMBER 30,
                                               MARCH 31,      -------------------------------------------------
                                                 1996
                                              (UNAUDITED)      1995      1994      1993       1992       1991
                                               ---------      -------------------------------------------------
Net asset value, beginning of period........    $ 38.36       $31.74    $36.20   $ 30.30    $  30.23    $ 23.32
                                                -------       ------    ------   -------    --------    -------
Income from investment operations:
        Net investment income...............        .18          .36       .00       .06         .15        .24
        Net realized and unrealized
          gain (loss) on investments........       3.32         6.91     (1.51)     7.19        1.09       9.05
                                                ---------------------------------------------------------------
Total from investment operations............       3.50         7.27     (1.51)     7.25        1.24       9.29
                                                ---------------------------------------------------------------
Less distributions from:
        Net investment income...............       (.39)        (.01)     (.05)     (.14)       (.23)      (.59)
        Net realized gains on investments...       (.51)        (.64)    (2.90)    (1.21)       (.94)     (1.79)
                                                ---------------------------------------------------------------
Total distributions.........................       (.90)        (.65)    (2.95)    (1.35)      (1.17)     (2.38)
                                                ---------------------------------------------------------------
Net asset value, end of period..............    $ 40.96       $38.36   $ 31.74   $ 36.20    $  30.30    $ 30.23
                                                ---------------------------------------------------------------
TOTAL RETURN (%)............................       9.27(b)     23.47     (4.70)    24.53        3.94      42.81
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)......        762          692       683       607         424        242
Ratio of operating expenses to average
  net assets (%)............................       .91(c)        .95       .97      1.05        1.13       1.17
Ratio of net investment income to
  average net assets (%)....................       .93(c)       1.00       .02       .22         .61        .90
Portfolio turnover rate (%).................     75.90(c)      98.44     79.65    100.63       89.20      99.62
Average commission rate paid (a)............   $ .0617       $     -   $     -   $     -     $     -    $     -

(a) Average commission rate paid per share is calculated for fiscal years beginning on or after September 1, 1995.

(b)   Not Annualized

(c)   Annualized

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES.

        The AARP Cash Investment Funds, consisting of the AARP High Quality Money Fund, the AARP Income Trust, consisting of the AARP GNMA and U.S. Treasury Fund and the AARP High Quality Bond Fund, the AARP Tax Free Income Trust, consisting of the AARP High Quality Tax Free Money Fund, (formerly AARP Insured Tax Free Short Term Fund), and the AARP Insured Tax Free General Bond Fund, and the AARP Growth Trust, consisting of the AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund, AARP Global Growth Fund, and the AARP Capital Growth Fund are each Massachusetts business trusts and are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. All funds are diversified. The AARP Cash Investment Funds, has one series, the AARP Growth Trust has four series and each of the other Trusts have two series. The Declaration of Trust of each Trust permits its Trustees to create an unlimited number of series and to issue an unlimited number of full and fractional shares of each separate series.

        The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the funds in preparation of their financial statements.

        A. SECURITY VALUATION. The AARP High Quality Money Fund uses the penny rounding method of security valuation as permitted under Rule 2a-7 of the Investment Company Act of 1940. Under this method, securities for which market quotations are readily available and which have remaining maturities of sixty-one days or more from the date of valuation are valued at the mean between the over-the-counter bid and asked prices by an independent registered broker/dealer. On the sixtieth day prior to maturity and thereafter until maturity, securities originally purchased with more than sixty days remaining to maturity are valued at amortized cost calculated daily, based upon the market valuation of the securities on the sixty-first day prior to maturity. The AARP High Quality Tax Free Money Fund uses the amortized cost method of security valuation as permitted under Rule 2a-7 of the Investment Company Act of 1940. Under this method, the value of a security is determined by adjusting its original cost to face value through the amortization of any acquisition discount or premium at a constant rate until maturity, which approximates market. Security valuation with respect to each of the remaining funds is performed in the following manner:

        Common and preferred stocks traded on national securities exchanges are valued at the most recent sale price on such exchange where the security is principally traded. If no sale occurred, the security is valued at the mean between the most recent bid and asked quotations on such exchanges. If there is no such bid and asked quotations the most recent bid quotation is used. Unlisted securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Unlisted securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is valued at the mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation is used.

        Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Trustees, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

        Short-term investments with remaining maturities of 60 days or less are valued at amortized cost. Variable rate demand notes are carried at cost which together with accrued interest approximates market.

        The value of all other securities is determined in good faith under the direction of the Trustees.

        B. REPURCHASE AGREEMENTS. The AARP High Quality Money Fund, AARP Growth Funds and AARP GNMA and U.S. Treasury Fund regularly invest in repurchase agreements. Each of the AARP funds may enter into repurchase agreements with selected banks and broker/dealers whereby each fund, through its custodian, receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the underlying collateral, is equal to at least 101% of the resale price.


        C. FUTURES CONTRACTS. Each of the funds in the AARP Income Trust, the AARP Insured Tax Free General Bond Fund, the AARP Balanced Stock and Bond Fund, and AARP Global Growth Fund may enter into futures contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period the AARP Balanced Stock and Bond Fund sold interest rate futures as a temporary substitute for selling selected investments. Also, during the period, the AARP High Quality Bond Fund and the AARP Insured Tax Free General Bond Fund purchased and sold interest rate futures to hedge against declines in the value of portfolio securities.

        Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

        Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

        D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each of the funds in the AARP Growth Trust, in connection with portfolio purchases and sales of securities denominated in a foreign currency, may enter into forward foreign currency exchange contracts ("forward contracts"). Additionally, from time to time, each fund may enter into contracts to hedge certain foreign currency denominated assets. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the AARP Balanced Stock and Bond Fund utilized forward contracts as a hedge against changes in exchange rates relating to foreign currency denominated assets. Also, during the period, the AARP Balanced Stock and Bond Fund and the AARP Growth and Income Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

        Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

        Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of

NOTES TO FINANCIAL STATEMENTS

their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

        E. FOREIGN CURRENCY TRANSLATIONS. Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis:

        (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

        (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

        The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

        Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

        F. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME. Securities transactions are accounted for on the trade date basis and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discount on securities purchased is accreted on an effective yield basis over the life of the security. Acquisition discount is accreted on taxable securities purchased with original maturity dates of one year or less. Premium on securities purchased by the AARP Tax Free Income Trust is amortized on an effective yield basis over the life of the security.

        Each fund uses the specific identification method for determining the realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

        G. FEDERAL INCOME TAXES. Each of the funds is treated as a single entity for federal income tax purposes. It is the policy of each fund to comply with the requirements of the Internal Revenue Code as amended which are applicable to regulated investment companies, and to distribute all of its taxable and tax exempt income to its shareholders. Accordingly, the funds paid no U.S. federal income taxes, and no provisions for federal income taxes were required.

        H. DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of each fund is declared as a dividend to shareholders. The dividends from AARP High Quality Money Fund and each of the funds in the AARP Income Trust and the AARP Tax Free Income Trust are declared daily and distributed monthly. The dividends from AARP Balanced Stock and Bond Fund and AARP Growth and Income Fund are declared and paid quarterly. The dividends from AARP Global Growth Fund and AARP Capital Growth Fund are declared and paid annually. During any particular year, net realized gains from securities transactions for each fund which are in excess of any available capital loss carryforwards, would be taxable to the fund if not distributed and, therefore, will be distributed to shareholders in the following fiscal year. The AARP High Quality Money Fund takes into account realized gains and losses on the sales of securities held less than one year in its daily distributions. An additional distribution may be made by each fund to the extent necessary to avoid the payment of a four percent federal excise tax.

        The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal income tax rules and regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in options, futures, forward contracts, foreign denominated investments, mortgage backed securities, REITs and certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

        I. EXPENSES. Each fund is charged for those expenses that are directly attributable to it, such as management, custodian, audit, and certain shareholder service fees. Expenses that are not directly attributable to a fund, such as reports to shareholders, portions of Trustees' and legal fees, are allocated among all the funds.

        J. ORGANIZATION COST. Costs incurred by the AARP Balanced Stock and Bond Fund and the AARP Global Growth Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

        K. PORTFOLIO INSURANCE. The cost of premiums paid by the AARP Insured Tax Free General Bond Fund for insurance, which covers individual securities, is non-cancellable and runs the life of such securities, is added to the cost basis of such securities. This insurance provides for the timely payment of principal and interest on these securities when due and protects the fund against loss from default by the Municipal issuer. It does not protect the investor from losses due to changes in market values.

        L. SECURITIES PURCHASED ON A FORWARD DELIVERY OR WHEN-ISSUED BASIS. The AARP High Quality Money Fund, each of the funds in the AARP Income Trust and AARP Tax Free Income Trust, and AARP Balanced Stock and Bond Fund may purchase securities on a forward delivery or when-issued basis. Municipal, corporate and government securities are frequently offered on a forward delivery or when-issued basis. At the time the fund makes the commitment to purchase a security on a forward delivery or when-issued basis, the price of the underlying security is fixed. The fund will record the transaction at the time of the commitment and reflect the value of the security in determining its net asset value. The settlement date of the transaction can occur within one month or more after the date the commitment was made. During the period between purchase and settlement date, no payment is made on behalf of the fund and no interest accrues to the fund.

NOTE 2. MANAGEMENT FEE AND OTHER RELATED TRANSACTIONS.

        Under the investment management and advisory agreement (the "Management Agreement") between each Trust and Scudder, Stevens & Clark, Inc. (the "Fund Manager") the management fee consists of two elements: a Base Fee and an Individual Fund Fee. The Base Fee is calculated as a percentage of the combined net assets of all of the AARP Funds ("Program Assets"). Each AARP Fund pays, as its portion of the Base Fee, an amount equal to the ratio of its daily net assets to the daily net assets of all of the AARP Funds. The Annual Base Fee is calculated as follows: .35%, of the first $2.0 billion of such assets, .33% of the next $2.0 billion of such assets, .30% of the next $2.0 billion of such assets, .28% of the next $2.0 billion of such assets, .26% of the next $3.0 billion of such assets, .25% of the next $3.0 billion of such assets, .24% of such assets thereafter.

        In addition to the Base Fee Rate, each Fund agrees to pay the Fund Manager a flat Individual Fund Fee based on the average daily net assets of that Fund. The Individual Fund Fee Rate recognizes the different characteristics of each Fund, the varying levels of complexity of investment research and securities trading required to manage each Fund. The Individual Fund Fee Rate is calculated at the following percentages of the average daily net assets of each fund: .10% for AARP High Quality Money Fund and AARP High Quality Tax Free Money Fund; .12% for AARP GNMA and U.S. Treasury Fund; .19% for AARP High Quality Bond Fund, AARP Insured Tax Free General Bond Fund, AARP Balanced Stock and Bond Fund and AARP Growth and Income Fund; .55% for AARP Global Growth Fund; .32% for AARP Capital Growth Fund. The amount for each fund is shown in the Statement of Operations as Management Fee.

        As manager of the assets of each Fund, the Fund Manager directs the investments of each Fund in accordance with its investment objectives, policies and restrictions. In addition to portfolio management services, the Fund Manager under the Management Agreement will provide certain administrative services in accordance with such Agreement. The Fund Manager has also entered into a Member

NOTES TO FINANCIAL STATEMENTS

Services Agreement with AARP Financial Services Corp. ("AFSC"), a subsidiary of AARP, and pays portions of its investment management and advisory fee to AFSC.

        The Management Agreement also provides that the Fund Manager will reimburse the funds for annual expenses in excess of the lowest state limitations imposed, exclusive of taxes, brokerage commissions, interest and extraordinary expenses. The Fund Manager agreed to maintain the annualized expenses of the AARP High Quality Tax Free Money Fund at not more than 0.90% of average daily net assets until February 1, 1996. Effective February 1, 1996, the Fund Manager agreed to maintain the annualized expenses of the AARP Global Growth Fund at not more than 1.75% of average net assets until September 30, 1996. The amount of expenses reimbursed by the Fund Manager, if any, for each fund has been shown in the Statement of Operations as Expense Reductions.

        Each Trust has a shareholder servicing agreement with Scudder Service Corporation ("SSC"), a subsidiary of Scudder. As shareholder servicing agent, SSC provides various transfer agent, dividend disbursing, and shareholder communication functions. The amount for each fund has been shown in the Statement of Operations as Transfer and Dividend Disbursing Expense.

        Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Fund Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of AARP Growth and Income Fund, AARP Global Growth Fund and AARP Capital Growth Fund. For the six months ended March 31, 1996, the amount charged to the Funds by SFAC aggregated $133,845, $8,313, and $54,768, respectively, of which $21,210, $8,313, and
$8,057, respectively, is unpaid at March 31, 1996. Effective October 6, 1995, for AARP High Quality Money Fund and AARP High Quality Tax Free Money Fund; October 10, 1995, for AARP High Quality Bond Fund; October 20, 1995, for AARP Balanced Stock and Bond Fund; November 10, 1995, for AARP GNMA and U.S. Treasury Fund; and November 13, 1995 for AARP Insured Tax Free General Bond Fund, SFAC assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting records. For the six months ended March 31, 1996, the amount charged to the Funds by SFAC aggregated $23,765, $15,176, $39,459, $33,669, $229,083 and $66,916, respectively, of which
$4,112, $2,612, $7,230, $6,737, $49,456, and $14,185, respectively, is unpaid at
March 31, 1996.

        Each fund pays each Trustee not affiliated with Scudder or AARP $2,000 annually, $270 for each Trustees' meeting, $200 for each audit committee meeting attended, and $100 for other committee meetings, plus expenses, subject to certain maximums per Trustee for meetings held jointly with other funds. The amount for each fund has been shown in the Statement of Operations as Trustees' fees and expenses.

NOTE 3. COMMITMENTS

As of March 31, 1996, the AARP Balanced Stock and Bond Fund had entered into the following forward currency exchange contracts resulting in net unrealized appreciation of $4,157.


                                                                           NET UNREALIZED
                                                                            APPRECIATION
CONTRACTS TO DELIVER          IN EXCHANGE FOR          SETTLEMENT DATE        (U.S.$)
--------------------          ---------------          ---------------        -------
DEM        625,588          USD        426,324              6/24/96              512

DEM      2,840,141          USD      1,936,812              6/24/96            3,645
                                                                               -----
                                                                               4,157
                                                                               =====

                                     O F F I C E R S  A N D  T R U S T E E S

                                     A N D  S E R V I C E  I N F O R M A T I O N

      OFFICERS AND TRUSTEES
      ---------------------

      CAROLE LEWIS ANDERSON

      Trustee of AARP Cash Investment Funds and AARP Income Trust; President, MASDUN Capital Advisors; Formerly Principal, Suburban Capital Markets; Director, VICORP Restaurants, Inc.; Member of the Board, Association for Corporate Growth of Washington, D.C.; Trustee, Hasbro Children's Foundation and Mary Baldwin College.

      ADELAIDE ATTARD

      Trustee of AARP Income Trust and AARP Growth Trust; Member, New York City Department of Aging Advisory Council--Appointed by Mayor (1995); Consultant, Gerontology; Commissioner, County of Nassau, NY, Department of Senior Citizen Affairs (1971-1991); Board Member, American Association of International Aging (1981 to present); Member, NYS Community Services for the Elderly Advisory Council--Appointed by Governor (1987-1991); Chairperson, Federal Council on Aging (1981-1986); U.S. Delegate to 1982 United Nations World Assembly on Aging.

      CYRIL F. BRICKFIELD

      Trustee of AARP Income Trust, AARP Tax Free Income Trust, AARP Growth Trust; Honorary Trustee, AARP Cash Investment Funds; Honorary President and Special Counsel, American Association of Retired Persons; Board
      Member: American Association of International Aging, National Alzheimer's Association, and American Federation of Aging Research
      (AFAR).

      ROBERT N. BUTLER, M.D.

      Trustee of AARP Income Trust and AARP Growth Trust; Director, International Longevity Center and Professor of Geriatrics and Adult Development; Chairman, Henry L. Schwartz Department of Geriatrics and Adult Development, Mount Sinai Medical Center; Formerly Director, National Institute on Aging, National Institute of Health (1976-1982).

      LINDA C. COUGHLIN

      President and Trustee of AARP Cash Investment Funds, AARP Income Trust, AARP Tax Free Income Trust and AARP Growth Trust; Managing Director and Member, Board of Directors of Scudder, Stevens & Clark, Inc.; Director of Scudder Investor Services, Inc.

      HORACE B. DEETS

      Vice Chairman and Trustee of AARP Cash Investment Funds, AARP Income Trust, AARP Tax Free Income Trust and AARP Growth Trust; Executive Director, American Association of Retired Persons; Member, Board of Councilors, Andrus Gerontology Center; Member of the Board, HelpAge International.

      MARY JOHNSTON EVANS

      Trustee of AARP Cash Investment Funds, AARP Tax Free Income Trust and AARP Growth Trust; Director: Baxter International, Inc., Delta Air Lines, Inc., Household International, Inc., The Sun Company, Dun & Bradstreet Corporation and Saint-Gobain Corporation.

      EDGAR R. FIEDLER

      Trustee of AARP Cash Investment Funds, AARP Income Trust and AARP Tax Free Income Trust; Vice President and Economic Counselor, The Conference Board, Inc.; Director: The Stanley Works, Zurich-American Insurance Company, HT Insight Funds, and Emerging Mexico Fund.

      CUYLER W. FINDLAY

      Chairman and Trustee of AARP Cash Investment Funds, AARP Income Trust, AARP Tax Free Income Trust, and AARP Growth Trust; Managing Director of Scudder, Stevens & Clark, Inc., Senior Vice President and Director, Scudder Investor Services, Inc.

      EUGENE P. FORRESTER

      Trustee of AARP Income Trust and AARP Tax Free Income Trust; Consultant; International Trade Counselor; Lt. General (Retired), U.S. Army; Command General, U.S. Army Western Command, Honolulu; Consultant: Digital Equipment Corp., DHI, Philip Morris, PICS Previews, and Whittle Communications.

      WAYNE F. HAEFER

      Trustee of AARP Income Trust, AARP Tax Free Income Trust, and AARP Growth Trust; Director, Membership Division of AARP; Formerly Secretary, Employee's Pension and Welfare Trusts of AARP and Retired Persons Services, Inc.; Formerly Director, Administration and Data Management Division of AARP.

      GEORGE I. MADDOX, JR.

      Trustee of AARP Income Trust and AARP Tax Free Income Trust; Professor Emeritus and Director, Long Term Care Resources Program, Duke University Medical Center; Senior Fellow, Center for the Study of Aging and Human Development, Duke University; Professor Emeritus of Sociology, Departments of Sociology and Psychiatry, Duke University.

      ROBERT J. MYERS

      Trustee of AARP Cash Investment Funds, AARP Income Trust and AARP Growth Trust; Actuarial Consultant; Formerly Executive Director, National Commission on Social Security Reform; Director: NASL Series Trust, Inc. and North American Funds, Inc.; Formerly Director, Board of Pensions, Evangelical Lutheran Church in America; Formerly Chairman, Commission on Railroad Retirement Reform; Member, U.S. Office of Technology Assessment, Prospective Payment Assessment Commission.

      JOSEPH S. PERKINS

      Trustee of AARP Cash Investment Funds, AARP Income Trust, AARP Tax Free Income Trust, and AARP Growth Trust; Director, American Association of Retired Persons; Formerly Corporate Retirement Manager, Polaroid Corporation.

      JAMES H. SCHULZ

      Trustee of AARP Tax Free Income Trust and AARP Growth Trust; Professor of Economics and Kirstein Professor of Aging Policy, Policy Center of Aging, Florence Heller School, Brandeis University.

      GORDON SHILLINGLAW

      Trustee of AARP Cash Investment Funds, AARP Tax Free Income Trust, AARP Growth Trust; Professor Emeritus of Accounting, Columbia University Graduate School of Business; Formerly Director and Treasurer,
      FERIS Foundation of America.


        EDWARD V. CREED*                             PAMELA A. MCGRATH*

        Vice President                               Vice President and Treasurer

        THOMAS W. JOSEPH*                            EDWARD J. O'CONNELL*

        Vice President                               Vice President and  Assistant Treasurer

        DAVID S. LEE*                                KATHRYN L. QUIRK*

        Vice President and Assistant Treasurer       Vice President and  Secretary

        DOUGLAS M. LOUDON*                           HOWARD SCHNEIDER*

        Vice President                               Vice President

        THOMAS F. MCDONOUGH*                         CORNELIA M. SMALL*

        Vice President and Assistant Secretary       Vice President

       *Scudder, Stevens & Clark, Inc.

    Effective January 1, 1995, each member of and nominee for the Board of Trustees must own shares of one or more of the Funds within the AARP Investment Program of which he/she serves as Trustee.

      SERVICE INFORMATION
      -------------------


SHAREHOLDER                   Our knowledgeable AARP Mutual Fund Representatives are available
SERVICE LINE                  to answer questions about the Program or your account Monday
1-800-253-2277                through Friday, between 8:00 a.m. and 8:00 p.m., eastern time.
                              Transactions can be made Monday through Friday between 8:00 a.m.
                              and 4:00 p.m., eastern time.

                              Write:                   AARP Investment Program from Scudder
                                                       P.O. Box 2540
                                                       Boston, MA 02208-2540

                              For overnight            AARP Investment Program from Scudder
                              and certified mail:      42 Longwater Drive
                                                       Norwell, MA 02061-1612



EASY-ACCESS LINE              Shareholders with a touch-tone telephone may call this automated
1-800-631-4636                line to obtain AARP Fund performance and account information or to exchange or sell (redeem) AARP Mutual Fund shares. This service is available 24 hours a day, 7 days a week.



TRANSACTIONS BY FAX           If you have access to a fax machine, you can fax transaction requests.
1-800-821-6234                Any exchange or redemption request received after 4:00 p.m.
                              business days or on weekends, will be processed the next business day. All faxes are kept confidential.



TDD (TELECOMMUNICATIONS       AARP members with hearing or speech impairments and access to
DEVICE FOR THE DEAF AND       TDD equipment can communicate with the AARP Investment
SPEECH IMPAIRED)              Program Monday through Friday between 8:00 a.m. and 6:00 p.m.,
1-800-634-9454                eastern time. Transactions can be made between 8:00 a.m. and
                              4:00 p.m., eastern time.